                                                                     Exhibit 4.1








================================================================================


                        LARES ASSET SECURITIZATION, INC.,
                                  as Depositor

                      MAIA MORTGAGE FINANCE STATUTORY TRUST
                                    as Seller

                             WELLS FARGO BANK, N.A.,
               as Securities Administrator and as Master Servicer

                                       and

                      HSBC BANK USA, NATIONAL ASSOCIATION,
                                   as Trustee


                           ---------------------------

                                POOLING AGREEMENT

                           Dated as of January 1, 2007

                           ---------------------------

                         Luminent Mortgage Trust 2007-1
                Mortgage Pass-Through Certificates, Series 2007-1


================================================================================

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS AND INTERPRETATION                                      23

SECTION 1.01    Definitions...................................................23
SECTION 1.02    Calculations With Respect to the Mortgage Loans...............83
SECTION 1.03    Calculations With Respect to Accrued Interest.................83
SECTION 1.04    Rules of Construction.........................................83

ARTICLE II CONVEYANCE OF MORTGAGE LOANS                                       84

SECTION 2.01    Conveyance of Mortgage Loans to the Depositor.................84
SECTION 2.02    Conveyance of Mortgage Loans to the Issuing Entity............85
SECTION 2.03    Assignment of Mortgage Loans..................................86
SECTION 2.04    Books and Records.............................................86
SECTION 2.05    Review of Documentation.......................................87
SECTION 2.06    Execution and Delivery of Certificates........................88
SECTION 2.07    Representations and Warranties of the Seller with Respect
                to the Mortgage Loans.........................................88
SECTION 2.08    Repurchase Obligation.........................................90
SECTION 2.09    Repurchase of Mortgage Loans..................................90
SECTION 2.10    Substitution of Mortgage Loans................................91
SECTION 2.11    Granting Clause...............................................92
SECTION 2.12    Purpose.......................................................94

ARTICLE III REPRESENTATIONS AND WARRANTIES                                    94

SECTION 3.01    Representations and Warranties of the Seller..................94
SECTION 3.02    Representations and Warranties of the Depositor...............96
SECTION 3.03    Representations and Warranties of the Master Servicer and
                Securities Administrator......................................98

ARTICLE IV REPORTS                                                            99

SECTION 4.01    Annual Assessment of Compliance...............................99
SECTION 4.02    Annual Compliance Statement..................................100
SECTION 4.03    Attestation Report...........................................101
SECTION 4.04    Back-Up Certification........................................102
SECTION 4.05    Commission Reporting.........................................102
SECTION 4.06    Distribution Date Report.....................................107
SECTION 4.07    [Reserved]...................................................110
SECTION 4.08    Additional Information.......................................110
SECTION 4.09    Intention of the Parties and Interpretation..................110
SECTION 4.10    Indemnification..............................................110

ARTICLE V MASTER SERVICER                                                    111

SECTION 5.01    Duties of the Master Servicer................................111

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

SECTION 5.02    Assignment or Delegation of Duties by the Master
                Servicer.....................................................112
SECTION 5.03    Fidelity Bond and Errors and Omission Policy.................112
SECTION 5.04    Compensation to the Master Servicer..........................113
SECTION 5.05    Merger or Consolidation......................................113
SECTION 5.06    Examination Rights...........................................113
SECTION 5.07    Resignation of Master Servicer...............................114
SECTION 5.08    Master Servicer to Act as Servicer; Appointment of
                Successor....................................................114
SECTION 5.09    Master Servicer Events of Default; Appointment of
                Successor....................................................116
SECTION 5.10    Waiver of Defaults...........................................119
SECTION 5.11    Notification of Master Servicer Default......................120
SECTION 5.12    Limitation on Liability of the Master Servicer...............120
SECTION 5.13    Master Servicer Covenants....................................120
SECTION 5.14    Maintenance of Hazard Insurance and Other Insurance..........121
SECTION 5.15    Indemnification..............................................122
SECTION 5.16    Opinion......................................................122
SECTION 5.17    Realization Upon Defaulted Mortgage Loans; REO
                Property.....................................................122

ARTICLE VI THE SECURITIES ADMINISTRATOR                                      124

SECTION 6.01    Duties of the Securities Administrator.......................124
SECTION 6.02    Records......................................................125
SECTION 6.03    Compensation.................................................125
SECTION 6.04    No Joint Venture.............................................125
SECTION 6.05    Other Activities of Securities Administrator and the
                Depositor....................................................125
SECTION 6.06    Certain Matters Affecting the Securities Administrator.......125
SECTION 6.07    Securities Administrator Not Liable for Certificates or
`               Mortgage Loans...............................................127
SECTION 6.08    Securities Administrator May Own Certificates................127
SECTION 6.09    Eligibility Requirements for the Securities Administrator....127
SECTION 6.10    Resignation and Removal of the Securities Administrator......128
SECTION 6.11    Successor Securities Administrator...........................129
SECTION 6.12    Merger or Consolidation of Securities Administrator..........129
SECTION 6.13    Limitation of Liability......................................129
SECTION 6.14    Opinion......................................................130

ARTICLE VII CONCERNING THE TRUSTEE                                           130

SECTION 7.01    Duties of Trustee............................................130
SECTION 7.02    Rights of Trustee............................................132
SECTION 7.03    Trustee Not Liable for Certificates..........................133
SECTION 7.04    Trustee May Own Certificates.................................133
SECTION 7.05    Eligibility Requirements for Trustee.........................133

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

SECTION 7.06    Resignation and Removal of Trustee...........................134
SECTION 7.07    Successor Trustee............................................134
SECTION 7.08    Merger or Consolidation of Trustee...........................135
SECTION 7.09    Appointment of Co-Trustee or Separate Trustee................135
SECTION 7.10    Indemnification of Trustee...................................137
SECTION 7.11    Fees and Expenses of Trustee.................................137

ARTICLE VIII TRUST ADMINISTRATION                                            137

SECTION 8.01    Distribution Account.........................................137
SECTION 8.02    Reserve Accounts.............................................140
SECTION 8.03    Calculation of LIBOR.........................................142
SECTION 8.04    Supplemental Interest Trust..................................143
SECTION 8.05    Priorities of Distribution...................................149
SECTION 8.06    Allocation of Realized Losses................................154
SECTION 8.07    REMIC Distributions..........................................155
SECTION 8.08    Indemnification..............................................165
SECTION 8.09    Final Maturity Reserve Trust.................................166
SECTION 8.10    Grantor Trust Administration.................................169
SECTION 8.11    Allocation of Group II Net Deferred Interest.................170

ARTICLE IX THE CERTIFICATES                                                  170

SECTION 9.01    The Certificates.............................................170
SECTION 9.02    Certificate Register; Registration of Transfer and Exchange
                of Certificates..............................................171
SECTION 9.03    Mutilated, Destroyed, Lost or Stolen Certificates............177
SECTION 9.04    Persons Deemed Owners........................................178
SECTION 9.05    Access to List of Certificateholders' Names and Addresses....178
SECTION 9.06    Maintenance of Office or Agency..............................178
SECTION 9.07    Limitation on Rights of Holders..............................178
SECTION 9.08    Acts of Holders of Certificates..............................179

ARTICLE X THE DEPOSITOR                                                      181

SECTION 10.01   Liabilities of the Depositor.................................181
SECTION 10.02   Merger or Consolidation of the Depositor.....................181
SECTION 10.03   Limitation on Liability of the Depositor and Others..........181

ARTICLE XI TERMINATION                                                       182

SECTION 11.01   Termination upon Liquidation or Purchase of all Mortgage
                Loans........................................................182
SECTION 11.02   Final Distribution on the Certificates.......................182
SECTION 11.03   Additional Termination Requirements..........................183

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE XII REMIC ADMINISTRATION                                             185

SECTION 12.01   REMIC Administration.........................................185
SECTION 12.02   Prohibited Transactions and Activities.......................187
SECTION 12.03   Indemnification with Respect to Prohibited Transactions or
                Loss of REMIC Status.........................................187

ARTICLE XIII AMENDMENT                                                       188

SECTION 13.01   Without Consent of the Certificateholders....................188
SECTION 13.02   With Consent.................................................188
SECTION 13.03   Procedure and Notice.........................................189

ARTICLE XIV MISCELLANEOUS PROVISIONS                                         189

SECTION 14.01   Binding Nature of Agreement; Assignment......................189
SECTION 14.02   Entire Agreement.............................................190
SECTION 14.03   Counterparts.................................................190
SECTION 14.04   Provision of Information.....................................190
SECTION 14.05   Governing Law................................................190
SECTION 14.06   Notices......................................................190
SECTION 14.07   Severability of Provisions...................................192
SECTION 14.08   No Waivers...................................................192
SECTION 14.09   Headings Not to Affect Interpretation........................193
SECTION 14.10   No Petitions.................................................193
SECTION 14.11   Certificates Fully Paid and Nonassessable....................193
SECTION 14.12   Protection of Assets.........................................193
SECTION 14.13   Third Party Beneficiary......................................193

EXHIBITS

      Exhibit A-1   Form of Class A Certificate
      Exhibit A-2   Form of Class B Certificate
      Exhibit A-3   Form of Class I-C and II-C Certificate
      Exhibit A-4   Form of Class I-C-2 Certificate
      Exhibit A-5   Form of Class P Certificate
      Exhibit A-6   Form of Residual Certificate
      Exhibit B     Information Fields for Mortgage Loan Schedule
      Exhibit C     Contents of each Mortgage File
      Exhibit D     Form of Request for Release
      Exhibit E     Form of Transferor Certificate
      Exhibit F-1   Form of Investment Letter (Non-Rule 144A)
      Exhibit F-2   Form of Investment Letter (Rule 144A)
      Exhibit G     Form of Benefit Plan Affidavit
      Exhibit H     Form of Affidavit Regarding Transfer of Residual Certificate
      Exhibit I     Additional Form 10-D Disclosure
      Exhibit J     Additional Form 10-K Disclosure
      Exhibit K     Additional Form 8-K Disclosure
      Exhibit L     Additional Disclosure Notification
      Exhibit M     Form of Cap Confirmation
      Exhibit N     Form of Swap Confirmation
      Exhibit O     Triad Commitment Letters
      Exhibit 1122  Servicing Criteria

      Exhibit SOX   Sarbanes Oxley Certificate

SCHEDULES

Schedule A-1  Group 1 Mortgage Loan Schedule
Schedule A-2  Group 2 Mortgage Loan Schedule

     This POOLING AGREEMENT, dated as of January 1, 2007, is by and among LARES ASSET SECURITIZATION, INC., a Delaware corporation, as depositor (the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST, a Maryland business trust, as seller (the "Seller"), WELLS FARGO BANK, N.A., a national banking association, as securities administrator (the "Securities Administrator") and as master servicer (the "Master Servicer"), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

     WHEREAS, the Seller seeks to sell to the Depositor and the Depositor seeks to purchase from the Seller all of the right, title and interest of the Seller in two groups of adjustable-rate first lien Mortgage Loans identified in Schedules A-1 and A-2 hereto on a servicing-released basis pursuant to this Agreement;

     WHEREAS, the Seller will make representations and warranties as set forth herein with respect to the Mortgage Loans and will assign to the Depositor certain representations and warranties that the Seller has received with respect to such Mortgage Loans;

     WHEREAS, at the Closing Date the Depositor will be the owner of the Mortgage Loans and the other property being conveyed and assigned by it to the Issuing Entity hereunder for inclusion in the Trust Fund on the Closing Date;

     WHEREAS, on the Closing Date, the Depositor will transfer to the Issuing Entity the Mortgage Loans and the other property constituting the Trust Fund, and the Issuing Entity will issue the Certificates evidencing the entire interest in the Issuing Entity;

     WHEREAS, the Depositor will receive the Certificates in consideration for the Mortgage Loans and other property being conveyed and assigned by it to the Issuing Entity and will sell the Certificates to various purchasers.

     WHEREAS, various servicers are servicing the Mortgage Loans pursuant to various Servicing Agreements, each Servicer is willing to service the Mortgage Loans for the benefit of the Issuing Entity;

     WHEREAS, the Master Servicer is willing to master service the Mortgage Loans for the benefit of the Issuing Entity;

     WHEREAS, the Securities Administrator is willing to provide certain services and reports with respect to the Certificates;

     WHEREAS, the Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of 25 Classes of Certificates, designated as (i) the Class I-A-1, Class I-A-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-C-1, Class I-C-2, Class I-P Certificates, (ii) Class II-A-1, Class II-A-2, Class II-A-3, Class II-B-1, Class

II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-C, and Class II-P Certificates and (iii) the Class R and RX Certificates; and

     WHEREAS, the descriptions of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V, REMIC VI, REMIC VII, REMIC A1, REMIC A2, REMIC A3, REMIC A4, REMIC A5 and REMIC A6 that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Article XIII in a manner that preserves the validity of such REMIC elections described below.

                                     REMIC I

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Group I Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the related Reserve Account, the related Non-Mortgagor Prepayment Premium Payment Amount, the Swap Agreement, the Cap Agreement, the Supplemental Interest Trust, the Swap Account, the Cap Account and the Class I-C-2 Grantor Trust) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Interest will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.


               Uncertified                                      Latest Possible
                  REMIC I               Initial                    Maturity
Designation  Pass-Through Rate   Uncertificated Balance            Date(1)
--------------------------------------------------------------------------------
   I-1-A        Variable(2)        $10,614,136.15              November 25, 2036
   I-1-B        Variable(2)        $10,614,136.15              November 25, 2036
   I-2-A        Variable(2)        $10,091,639.14              November 25, 2036
   I-2-B        Variable(2)        $10,091,639.14              November 25, 2036
   I-3-A        Variable(2)         $9,594,900.67              November 25, 2036
   I-3-B        Variable(2)         $9,594,900.67              November 25, 2036
   I-4-A        Variable(2)         $9,122,648.69              November 25, 2036
   I-4-B        Variable(2)         $9,122,648.69              November 25, 2036
   I-5-A        Variable(2)         $8,735,200.25              November 25, 2036
   I-5-B        Variable(2)         $8,735,200.25              November 25, 2036
   I-6-A        Variable(2)         $8,287,566.21              November 25, 2036
   I-6-B        Variable(2)         $8,287,566.21              November 25, 2036
   I-7-A        Variable(2)        $12,994,444.97              November 25, 2036
   I-7-B        Variable(2)        $12,994,444.97              November 25, 2036
   I-8-A        Variable(2)         $7,154,713.08              November 25, 2036
   I-8-B        Variable(2)         $7,154,713.08              November 25, 2036
   I-9-A        Variable(2)         $6,805,059.95              November 25, 2036
   I-9-B        Variable(2)         $6,805,059.95              November 25, 2036
  I-10-A        Variable(2)         $6,472,501.65              November 25, 2036
  I-10-B        Variable(2)         $6,472,501.65              November 25, 2036
  I-11-A        Variable(2)         $6,156,201.98              November 25, 2036
  I-11-B        Variable(2)         $6,156,201.98              November 25, 2036
  I-12-A        Variable(2)         $5,855,365.62              November 25, 2036

               Uncertified                                      Latest Possible
                  REMIC I               Initial                    Maturity
Designation  Pass-Through Rate   Uncertificated Balance            Date(1)
--------------------------------------------------------------------------------
  I-12-B        Variable(2)         $5,855,365.62              November 25, 2036
  I-13-A        Variable(2)         $5,569,236.24              November 25, 2036
  I-13-B        Variable(2)         $5,569,236.24              November 25, 2036
  I-14-A        Variable(2)         $5,498,271.63              November 25, 2036
  I-14-B        Variable(2)         $5,498,271.63              November 25, 2036
  I-15-A        Variable(2)         $5,026,895.38              November 25, 2036
  I-15-B        Variable(2)         $5,026,895.38              November 25, 2036
  I-16-A        Variable(2)         $4,781,351.10              November 25, 2036
  I-16-B        Variable(2)         $4,781,351.10              November 25, 2036
  I-17-A        Variable(2)         $4,547,804.66              November 25, 2036
  I-17-B        Variable(2)         $4,547,804.66              November 25, 2036
  I-18-A        Variable(2)         $4,406,558.46              November 25, 2036
  I-18-B        Variable(2)         $4,406,558.46              November 25, 2036
  I-19-A        Variable(2)         $4,109,834.44              November 25, 2036
  I-19-B        Variable(2)         $4,109,834.44              November 25, 2036
  I-20-A        Variable(2)         $3,909,132.16              November 25, 2036
  I-20-B        Variable(2)         $3,909,132.16              November 25, 2036
  I-21-A        Variable(2)         $3,718,233.90              November 25, 2036
  I-21-B        Variable(2)         $3,718,233.90              November 25, 2036
  I-22-A        Variable(2)         $3,536,660.55              November 25, 2036
  I-22-B        Variable(2)         $3,536,660.55              November 25, 2036
  I-23-A        Variable(2)         $3,363,956.47              November 25, 2036
  I-23-B        Variable(2)         $3,363,956.47              November 25, 2036
  I-24-A        Variable(2)         $3,199,688.24              November 25, 2036
  I-24-B        Variable(2)         $3,199,688.24              November 25, 2036
  I-25-A        Variable(2)         $3,043,443.67              November 25, 2036
  I-25-B        Variable(2)         $3,043,443.67              November 25, 2036
  I-26-A        Variable(2)         $3,053,706.62              November 25, 2036
  I-26-B        Variable(2)         $3,053,706.62              November 25, 2036
  I-27-A        Variable(2)         $3,190,365.19              November 25, 2036
  I-27-B        Variable(2)         $3,190,365.19              November 25, 2036
  I-28-A        Variable(2)         $2,585,362.02              November 25, 2036
  I-28-B        Variable(2)         $2,585,362.02              November 25, 2036
  I-29-A        Variable(2)         $2,459,379.51              November 25, 2036
  I-29-B        Variable(2)         $2,459,379.51              November 25, 2036
  I-30-A        Variable(2)         $2,358,621.62              November 25, 2036

               Uncertified                                      Latest Possible
                  REMIC I               Initial                    Maturity
Designation  Pass-Through Rate   Uncertificated Balance            Date(1)
--------------------------------------------------------------------------------
  I-30-B        Variable(2)         $2,358,621.62              November 25, 2036
  I-31-A        Variable(2)         $2,402,766.61              November 25, 2036
  I-31-B        Variable(2)         $2,402,766.61              November 25, 2036
  I-32-A        Variable(2)         $2,105,957.95              November 25, 2036
  I-32-B        Variable(2)         $2,105,957.95              November 25, 2036
  I-33-A        Variable(2)         $2,003,422.52              November 25, 2036
  I-33-B        Variable(2)         $2,003,422.52              November 25, 2036
  I-34-A        Variable(2)         $1,905,878.31              November 25, 2036
  I-34-B        Variable(2)         $1,905,878.31              November 25, 2036
  I-35-A        Variable(2)         $1,813,082.42              November 25, 2036
  I-35-B        Variable(2)         $1,813,082.42              November 25, 2036
  I-36-A        Variable(2)         $1,724,803.73              November 25, 2036
  I-36-B        Variable(2)         $1,724,803.73              November 25, 2036
  I-37-A        Variable(2)         $1,640,822.41              November 25, 2036
  I-37-B        Variable(2)         $1,640,822.41              November 25, 2036
  I-38-A        Variable(2)         $1,560,929.28              November 25, 2036
  I-38-B        Variable(2)         $1,560,929.28              November 25, 2036
  I-39-A        Variable(2)         $1,484,925.40              November 25, 2036
  I-39-B        Variable(2)         $1,484,925.40              November 25, 2036
  I-40-A        Variable(2)         $1,412,621.44              November 25, 2036
  I-40-B        Variable(2)         $1,412,621.44              November 25, 2036
  I-41-A        Variable(2)         $1,343,837.34              November 25, 2036
  I-41-B        Variable(2)         $1,343,837.34              November 25, 2036
  I-42-A        Variable(2)         $1,278,401.77              November 25, 2036
  I-42-B        Variable(2)         $1,278,401.77              November 25, 2036
  I-43-A        Variable(2)         $1,216,151.77              November 25, 2036
  I-43-B        Variable(2)         $1,216,151.77              November 25, 2036
  I-44-A        Variable(2)         $1,156,932.26              November 25, 2036
  I-44-B        Variable(2)         $1,156,932.26              November 25, 2036
  I-45-A        Variable(2)         $1,100,595.76              November 25, 2036
  I-45-B        Variable(2)         $1,100,595.76              November 25, 2036
  I-46-A        Variable(2)         $1,047,001.93              November 25, 2036
  I-46-B        Variable(2)         $1,047,001.93              November 25, 2036
  I-47-A        Variable(2)          $996,017.28               November 25, 2036
  I-47-B        Variable(2)          $996,017.28               November 25, 2036
  I-48-A        Variable(2)          $947,514.79               November 25, 2036

               Uncertified                                      Latest Possible
                  REMIC I               Initial                    Maturity
Designation  Pass-Through Rate   Uncertificated Balance            Date(1)
--------------------------------------------------------------------------------
  I-48-B        Variable(2)          $947,514.79               November 25, 2036
  I-49-A        Variable(2)          $901,373.68               November 25, 2036
  I-49-B        Variable(2)          $901,373.68               November 25, 2036
  I-50-A        Variable(2)          $857,478.98               November 25, 2036
  I-50-B        Variable(2)          $857,478.98               November 25, 2036
  I-51-A        Variable(2)          $815,721.35               November 25, 2036
  I-51-B        Variable(2)          $815,721.35               November 25, 2036
  I-52-A        Variable(2)         $1,226,011.00              November 25, 2036
  I-52-B        Variable(2)         $1,226,011.00              November 25, 2036
  I-53-A        Variable(2)          $799,938.46               November 25, 2036
  I-53-B        Variable(2)          $799,938.46               November 25, 2036
  I-54-A        Variable(2)          $811,948.90               November 25, 2036
  I-54-B        Variable(2)          $811,948.90               November 25, 2036
  I-55-A        Variable(2)         $7,393,969.52              November 25, 2036
  I-55-B        Variable(2)         $7,393,969.52              November 25, 2036
  I-56-A        Variable(2)          $312,045.68               November 25, 2036
  I-56-B        Variable(2)          $312,045.68               November 25, 2036
  I-57-A        Variable(2)          $262,443.07               November 25, 2036
  I-57-B        Variable(2)          $262,443.07               November 25, 2036
  I-58-A        Variable(2)          $249,659.40               November 25, 2036
  I-58-B        Variable(2)          $249,659.40               November 25, 2036
  I-59-A        Variable(2)          $237,498.27               November 25, 2036
  I-59-B        Variable(2)          $237,498.27               November 25, 2036
  I-60-A        Variable(2)          $225,929.37               November 25, 2036
  I-60-B        Variable(2)          $225,929.37               November 25, 2036
  I-61-A        Variable(2)          $214,923.86               November 25, 2036
  I-61-B        Variable(2)          $214,923.86               November 25, 2036
  I-62-A        Variable(2)          $204,454.31               November 25, 2036
  I-62-B        Variable(2)          $204,454.31               November 25, 2036
  I-63-A        Variable(2)          $194,494.63               November 25, 2036
  I-63-B        Variable(2)          $194,494.63               November 25, 2036
  I-64-A        Variable(2)          $185,020.00               November 25, 2036
  I-64-B        Variable(2)          $185,020.00               November 25, 2036
  I-65-A        Variable(2)          $176,006.79               November 25, 2036
  I-65-B        Variable(2)          $176,006.79               November 25, 2036
  I-66-A        Variable(2)          $167,432.54               November 25, 2036

               Uncertified                                      Latest Possible
                  REMIC I               Initial                    Maturity
Designation  Pass-Through Rate   Uncertificated Balance            Date(1)
--------------------------------------------------------------------------------
  I-66-B        Variable(2)          $167,432.54               November 25, 2036
  I-67-A        Variable(2)          $159,275.88               November 25, 2036
  I-67-B        Variable(2)          $159,275.88               November 25, 2036
  I-68-A        Variable(2)          $151,516.47               November 25, 2036
  I-68-B        Variable(2)          $151,516.47               November 25, 2036
  I-69-A        Variable(2)          $144,134.97               November 25, 2036
  I-69-B        Variable(2)          $144,134.97               November 25, 2036
  I-70-A        Variable(2)          $137,112.99               November 25, 2036
  I-70-B        Variable(2)          $137,112.99               November 25, 2036
  I-71-A        Variable(2)          $130,433.00               November 25, 2036
  I-71-B        Variable(2)          $130,433.00               November 25, 2036
  I-72-A        Variable(2)          $124,078.37               November 25, 2036
  I-72-B        Variable(2)          $124,078.37               November 25, 2036
  I-73-A        Variable(2)          $118,033.25               November 25, 2036
  I-73-B        Variable(2)          $118,033.25               November 25, 2036
  I-74-A        Variable(2)          $112,282.56               November 25, 2036
  I-74-B        Variable(2)          $112,282.56               November 25, 2036
  I-75-A        Variable(2)          $106,811.98               November 25, 2036
  I-75-B        Variable(2)          $106,811.98               November 25, 2036
  I-76-A        Variable(2)          $101,607.85               November 25, 2036
  I-76-B        Variable(2)          $101,607.85               November 25, 2036
  I-77-A        Variable(2)          $96,657.21                November 25, 2036
  I-77-B        Variable(2)          $96,657.21                November 25, 2036
  I-78-A        Variable(2)          $91,947.71                November 25, 2036
  I-78-B        Variable(2)          $91,947.71                November 25, 2036
  I-79-A        Variable(2)          $990,171.96               November 25, 2036
  I-79-B        Variable(2)          $990,171.96               November 25, 2036
  I-80-A        Variable(2)          $39,220.60                November 25, 2036
  I-80-B        Variable(2)          $39,220.60                November 25, 2036
  I-81-A        Variable(2)          $37,308.90                November 25, 2036
  I-81-B        Variable(2)          $37,308.90                November 25, 2036
  I-82-A        Variable(2)          $35,490.34                November 25, 2036
  I-82-B        Variable(2)          $35,490.34                November 25, 2036
  I-83-A        Variable(2)          $33,760.41                November 25, 2036
  I-83-B        Variable(2)          $33,760.41                November 25, 2036
  I-84-A        Variable(2)          $658,581.98               November 25, 2036

               Uncertified                                      Latest Possible
                  REMIC I               Initial                    Maturity
Designation  Pass-Through Rate   Uncertificated Balance            Date(1)
--------------------------------------------------------------------------------
  I-84-B        Variable(2)          $658,581.98               November 25, 2036


---------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

                                    REMIC II

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Interest will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC II Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.


                  Uncertificated          Initial
                     REMIC II          Uncertificated          Latest Possible
Designation      Pass-Through Rate         Balance             Maturity Date(1)
-----------      -----------------         -------             ----------------

   I-LTAA           Variable(2)        $423,142,869.66         November 25, 2036
  I-LTA-1           Variable(2)          $3,711,140.00         November 25, 2036
  I-LTA-2           Variable(2)            $412,350.00         November 25, 2036
  I-LTB-1           Variable(2)             $82,040.00         November 25, 2036
  I-LTB-2           Variable(2)             $47,500.00         November 25, 2036
  I-LTB-3           Variable(2)             $21,590.00         November 25, 2036
  I-LTB-4           Variable(2)             $21,590.00         November 25, 2036
   I-LTZZ           Variable(2)          $4,339,358.77         November 25, 2036
   I-LTP            Variable(2)                $100.00         November 25, 2036
   I-LTR            Variable(2)                $100.00         November 25, 2036
   I-LTIO           Variable(2)               (3)              November 25, 2036

-------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC II Pass-Through Rate" herein.

(3) REMIC II Regular Interest I-LTIO will have an Uncertificated Balance as specified in the definition thereof.


     The foregoing REMIC I and REMIC II structure is intended to cause all the cash from the Group I Mortgage Loans to flow through REMIC III as cash flow on a REMIC III Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any REMIC III Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 13.01 hereto.

                                    REMIC III

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Interest will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC III Pass-Through Rate, the initial Uncertificated Balance and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC III Regular Interests.

                  Uncertificated           Initial
                     REMIC III          Uncertificated          Latest Possible
Designation      Pass-Through Rate           Balance            Maturity Date(1)
-----------      -----------------      ----------------       -----------------

   I-A-1            Variable(2)           $371,114,000         November 25, 2036
   I-A-2            Variable(2)            $41,235,000         November 25, 2036
   I-B-1            Variable(2)             $8,204,000         November 25, 2036
   I-B-2            Variable(2)             $4,750,000         November 25, 2036
   I-B-3            Variable(2)             $2,159,000         November 25, 2036
   I-B-4            Variable(2)             $2,159,000         November 25, 2036
   I-C-1                (3)                        (3)         November 25, 2036
    I-P                 (4)                       $100         November 25, 2036
 I-Swap-IO              (5)                        (5)         November 25, 2036

----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC III Regular Interest.

(2) Interest will accrue on these REMIC III Regular Interests at a per annum rate equal to the least of (i) LIBOR plus the Pass-Through Margin for the Corresponding Class of Certificates, (b) 10.50% and (c) the Group I REMIC Cap.

     For purposes of the REMIC Provisions, with respect to each REMIC III Regular Interest, each reference to a Net Rate Cap in the applicable Pass-Through Rate of the Corresponding Class of Certificates shall be deemed to be a reference to the Group I REMIC Cap; therefore, on any Distribution Date on which the Pass-Through Rate for the Corresponding Class of Certificates exceeds the Group I REMIC Cap, interest accruals based on such excess shall be treated as having been paid from the related Reserve Account or the Supplemental Interest Trust, as applicable. On any Distribution Date on which the Pass-Through Rate on a Class of Certificates is based on the applicable Net Rate Cap, the excess of the amount of interest that would have accrued on such Class of Certificates if the Group I REMIC Cap were substituted for the applicable Net Rate Cap over the interest accrued on such Class of Certificates based on the related Net Rate Cap shall be treated as having been paid by the related Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section 8.04 herein.

(3) For federal income tax purposes, the Class I-C-1 REMIC III Regular Interest will have an initial Uncertificated Balance equal to the Group I Initial Overcollateralization Amount. The Class I-C-1 REMIC III Regular Interest will bear interest at its variable Pass-Through Rate on its Notional Amount. The Class I-C-1 REMIC III Regular Interest will not accrue interest on its Uncertificated Balance.

(4) The Class I-P REMIC III Regular Interest will not bear interest. The Class I-P REMIC III Regular Interest will be entitled to Prepayment Premiums received with respect to the Group I Mortgage Loans.

(5) For federal income tax purposes, the Class I-Swap-IO REMIC III Regular Interest will be entitled to 100% of the amounts received in respect of REMIC II Regular Interest I-LTIO.

     The Cut-off Date Principal Balance of the Group I Mortgage Loans is $431,778,638.43.

                                    REMIC IV

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Class I-B-4 REMIC III Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC IV." The Class RX-IV Interest represents the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Uncertificated Balance for the Class I-B-4 REMIC IV Regular Interest that represents a "regular interest" in REMIC IV created hereunder:

                                       Initial Uncertificated   Latest Possible
Class Designation  Pass-Through Rate           Balance          Maturity Date(1)
-----------------  -----------------   ----------------------   ----------------

   Class I-B-4            (2)                 $2,159,000       November 25, 2036


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class I-B-4 REMIC IV Regular Interest.

(2) The Class I-B-4 REMIC IV Regular Interest will receive 100% of amounts received in respect of the Class I-B-4 REMIC III Regular Interest.

                                     REMIC V

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Class I-C-1 REMIC III Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC V." The Class RX-V Interest represents the sole class of "residual interests" in REMIC V for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Uncertificated Balance for the Class I-C-1 REMIC V Regular Interest that represents a "regular interest" in REMIC V created hereunder:


                                      Initial Uncertificated   Latest Possible
Class Designation  Pass-Through Rate          Balance          Maturity Date(1)
-----------------  -----------------  ----------------------   ----------------

   Class I-C-1            (2)                   (2)            November 25, 2036


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class I-C-1 REMIC V Regular Interest.

(2) The Class I-C-1 REMIC V Regular Interest will receive 100% of amounts received in respect of the Class I-C-1 REMIC III Regular Interest.

                                    REMIC VI

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Class I-P REMIC III Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC VI." The Class RX-VI Interest represents the sole class of "residual interests" in REMIC VI for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Uncertificated Balance for the Class I-P REMIC VI Regular Interest that represents a "regular interest" in REMIC VI created hereunder:

                                              Initial
                       Pass-Through        Uncertificated       Latest Possible
Class Designation         Rate                 Balance         Maturity Date(1)
-----------------      ------------        --------------      ----------------

Class I-P                  (2)                $100.00          November 25, 2036


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class I-P REMIC VI Regular Interest.

(2) The Class I-P REMIC VI Regular Interest will receive 100% of amounts received in respect of the Class I-P REMIC III Regular Interest.

                                    REMIC VII

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Class I-Swap-IO REMIC III Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC VII." The Class RX-VII Interest represents the sole class of "residual interests" in REMIC VII for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the designation, Pass-Through Rate and initial Uncertificated Balance for the Class I-Swap-IO REMIC VII Regular Interest comprising the "regular interest" in REMIC VII for purposes of the REMIC Provisions:

                                           Initial
                                        Uncertificated          Latest Possible
Designation     Pass-Through Rate          Balance              Maturity Date(1)
-----------     -----------------       --------------          ----------------

 I-Swap-IO           (2)                     (2)               November 25, 2036


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC VII Regular Interest.

(2) The Class I-Swap-IO REMIC VII Regular Interest will receive 100% of amounts received in respect of the Class I-Swap-IO REMIC III Regular Interest.

                                    REMIC A1

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Group II Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the related Non-Mortgagor Prepayment Premium Payment Amount, the related Reserve Account, the Class II-C Grantor Trust, the Final Maturity Reserve Trust and the Final Maturity Reserve Account) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A1." The Class R-A1 Interest will represent the sole class of "residual interests" in REMIC A1 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC A1 Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC A1 Regular Interests. None of the REMIC A1 Regular Interests will be certificated.



                 Uncertificated
                    REMIC A1               Initial               Latest Possible
Designation    Pass-Through Rate    Uncertificated Balance      Maturity Date(1)
-----------    -----------------    ----------------------      ----------------

    II-30           Variable(2)        $168,729,943.91         December 25, 2046
    II-40           Variable(2)        $106,331,604.91         December 25, 2046

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC A1 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC A1 Pass-Through Rate" herein.

                                    REMIC A2

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the REMIC A1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A2." The Class R-A2 Interest will represent the sole class of "residual interests" in REMIC A2 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC A2 Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC A2 Regular Interests. None of the REMIC A2 Regular Interests will be certificated.



                Uncertificated
                REMIC A2 Pass-      Initial Uncertificated      Latest Possible
Designation     Through Rate                 Balance            Maturity Date(1)
-----------     --------------      ----------------------    ------------------

  II-LTAA        Variable(2)           $269,560,121.84         December 25, 2046
  II-LTA-1       Variable(2)             $1,538,980.00         December 25, 2046
  II-LTA-2       Variable(2)               $769,480.00         December 25, 2046
  II-LTA-3       Variable(2)               $256,490.00         December 25, 2046
  II-LTB-1       Variable(2)                $57,760.00         December 25, 2046
  II-LTB-2       Variable(2)                $34,380.00         December 25, 2046
  II-LTB-3       Variable(2)                $13,750.00         December 25, 2046
  II-LTB-4       Variable(2)                $26,130.00         December 25, 2046
  II-LTB-5       Variable(2)                $15,130.00         December 25, 2046
  II-LTB-6       Variable(2)                $13,750.00         December 25, 2046
  II-LTZZ        Variable(2)             $2,775,376.98         December 25, 2046
   II-LTR        Variable(2)                   $100.00         December 25, 2046
   II-LTP        Variable(2)                   $100.00         December 25, 2046
   II-LTF            (2)                           (3)         December 25, 2046

--------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC A2 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC A2 Pass-Through Rate" herein.

(3) The REMIC A2 Regular Interest II-LTF will have an Uncertificated Balance as specified in the definition thereof.


     The foregoing REMIC A1 and REMIC A2 structure is intended to cause all the cash from the Group II Mortgage Loans to flow through REMIC A3 as cash flow on a REMIC A3 Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any REMIC A3 Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 13.01 hereto.

                                    REMIC A3

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the REMIC A2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A3." The Class R-A3 Interest will represent the sole class of "residual interests" in REMIC A3 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC A3 Pass-Through Rate, the initial Uncertificated Balance and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC A3 Regular Interests.


                 Uncertificated
                 REMIC A3 Pass-       Initial Uncertificated    Latest Possible
Designation       Through Rate                 Balance         Maturity Date(1)
-----------      ----------------     ----------------------   -----------------

   II-A-1          Variable(2)             $153,898,000        December 25, 2046
   II-A-2          Variable(2)              $76,948,000        December 25, 2046
   II-A-3          Variable(2)              $25,649,000        December 25, 2046
   II-B-1          Variable(2)               $5,776,000        December 25, 2046
   II-B-2          Variable(2)               $3,438,000        December 25, 2046
   II-B-3          Variable(2)               $1,375,000        December 25, 2046
   II-B-4          Variable(2)               $2,613,000        December 25, 2046
   II-B-5          Variable(2)               $1,513,000        December 25, 2046
   II-B-6          Variable(2)               $1,375,000        December 25, 2046
    II-C           Variable(3)                      (3)        December 25, 2046
    II-F           Variable(4)                      (4)        December 25, 2046
    II-P               (5)                         $100        December 25, 2046


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in REMIC A3 and each Uncertificated REMIC A3 Regular Interest.

(2) Interest will accrue on these REMIC A3 Regular Interests at a per annum rate equal to the least of (i) LIBOR plus the Pass-Through Margin for the Corresponding Class of Certificates, (b) 10.50% and (c) the Group II REMIC Cap.

(3) For federal income tax purposes, the Class II-C REMIC A3 Regular Interest will have an initial Uncertificated Balance equal to the Group II Initial Overcollateralization Amount. The Class II-C REMIC A3 Regular Interest will bear interest at its variable Pass-Through Rate on its Notional Amount. The Class II-C REMIC A3 Regular Interest will not accrue interest on its Uncertificated Balance.

(4) The Class II-F REMIC A3 Regular Interest will be entitled to 100% of the amounts received in respect of REMIC A2 Regular Interest II-LTF.

(5) The Class II-P REMIC A3 Regular Interest will not bear interest. The Class II-P REMIC A3 Regular Interest will be entitled to Prepayment Premiums received in respect of the Group II Mortgage Loans.


     The Cut-off Date Balance of the Group II Mortgage Loans is $275,061,548.82. The Cut-off Date Balance for the Group II Mortgage Loans with original terms to maturity of 30 years or less is $168,729,943.91. The Cut-off Date Balance for the Group II Mortgage Loans with original terms to maturity of more than 30 years is $106,331,604.91.

                                    REMIC A4

     As provided herein, the Securities Administrator shall elect to treat the segregated pool of assets consisting of the Class II-B-6 REMIC A3 Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A4." The Class RX-A4 Interest represents the sole class of "residual interests" in REMIC A4 for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Uncertificated Balance for the Class II-B-6 REMIC A3 Regular represents a "regular interest" in REMIC A4 created hereunder:


                                       Initial Uncertificated  Latest Possible
Class Designation  Pass-Through Rate         Balance           Maturity Date(1)
-----------------  -----------------   ----------------------  ----------------

   Class II-B-6           (2)               $1,375,000.00      December 25, 2046


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class II-B-6 REMIC A4 Regular Interest.

(2) The Class II-B-6 REMIC A4 Regular Interest will receive 100% of amounts received in respect of the Class II-B-6 REMIC A3 Regular Interest.

                                    REMIC A5

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Class II-C REMIC A3 Regular Interest and the Class II-F REMIC A3 Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A5." The Class RX-A5 Interest represents the sole class of "residual interests" in REMIC A5 for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and initial Uncertificated Balance for the Class II-C REMIC A5 Regular Interest and the Class II-F REMIC A3 Regular Interest that represent the "regular interests" in REMIC A5 created hereunder:

                                       Initial Uncertificated  Latest Possible
Class Designation   Pass-Through Rate          Balance         Maturity Date(1)
-----------------   -----------------  ----------------------  ----------------

    Class II-C             (2)                   (2)           December 25, 2046
    Class II-F             (3)                   (3)           December 25, 2046

----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class II-C REMIC A5 Regular Interest and the Class II-F REMIC A3 Regular Interest.

(2) The Class II-C REMIC A5 Regular Interest will receive 100% of amounts received in respect of the Class II-C REMIC A3 Regular Interest.

(3) The Class II-F REMIC A5 Regular Interest will receive 100% of amounts received in respect of the Class II-F REMIC A3 Regular Interest.

                                    REMIC A6

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Class II-P REMIC A3 Regular Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC A6." The Class RX-A6 Interest represents the sole class of "residual interests" in REMIC A6 for purposes of the REMIC Provisions.

     The following table sets forth (or describes) the Class designation, Certificate Rate and initial Uncertificated Balance for the Class II-P REMIC A6 Regular Interest that represents a "regular interest" in REMIC A6 created hereunder:

                                      Initial Uncertificated    Latest Possible
Class Designation  Pass-Through Rate         Balance            Maturity Date(1)
-----------------  -----------------  ----------------------    ----------------

Class II-P                (2)                  $100.00         December 25, 2046


----------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class II-P REMIC A6 Regular Interest.

(2) The Class II-P REMIC A6 Regular Interest will receive 100% of amounts received in respect of the Class II-P REMIC A3 Regular Interest.


     NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             SUMMARY OF CERTIFICATES

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:



            Initial                                                               Integral
          Certificate    Pass-Through Rate     Pass-Through Rate                Multiples in
           Principal     (until Optional        (after Optional      Minimum     Excess of
Classes     Balance      Termination Date)     Termination Date)   Denomination   Minimum
-------     -------      -----------------     -----------------   ------------   -------
 I-A-1   $371,114,000     LIBOR + 0.160%(1)    LIBOR + 0.320%(1)      $100,000       $1
 I-A-2    $41,235,000    LIBOR + 0.210%(1)     LIBOR + 0.420%(1)      $100,000       $1
 I-B-1     $8,204,000    LIBOR + 0.310%(1)     LIBOR + 0.465%(1)      $100,000       $1
 I-B-2     $4,750,000    LIBOR + 0.430%(1)     LIBOR + 0.645%(1)      $100,000       $1
 I-B-3     $2,159,000    LIBOR + 0.950%(1)     LIBOR + 1.425%(1)      $100,000       $1
 I-B-4     $2,159,000    LIBOR + 2.150%(1)     LIBOR + 3.225%(1)      $100,000       $1
II-A-1   $153,898,000    LIBOR + 0.140%(1)     LIBOR + 0.280%(1)      $100,000       $1
II-A-2    $76,948,000    LIBOR + 0.190%(1)     LIBOR + 0.380%(1)      $100,000       $1
II-A-3    $25,649,000    LIBOR + 0.240%(1)     LIBOR + 0.480%(1)      $100,000       $1
II-B-1     $5,776,000    LIBOR + 0.300%(1)     LIBOR + 0.450%(1)      $100,000       $1
II-B-2     $3,438,000    LIBOR + 0.400%(1)     LIBOR + 0.600%(1)      $100,000       $1
II-B-3     $1,375,000    LIBOR + 0.420%(1)     LIBOR + 0.630%(1)      $100,000       $1
II-B-4     $2,613,000    LIBOR + 0.500%(1)     LIBOR + 0.750%(1)      $100,000       $1
II-B-5     $1,513,000    LIBOR + 0.600%(1)     LIBOR + 0.900%(1)      $100,000       $1
II-B-6     $1,375,000    LIBOR + 1.500%(1)     LIBOR + 2.250%(1)      $100,000       $1
 I-C-1             (2)          (2)                   (2)
 I-C-2            $100          (3)                   (3)
 II-C              (2)          (2)                   (2)
  I-P             $100          (4)                   (4)
 II-P             $100          (4)                   (4)
   R              $100          N/A                   N/A
  RX              $100          N/A                   N/A

----------------

(1) Subject to a maximum interest rate equal to the lesser of 10.50% and the related Net Rate Cap.

(2) For federal income tax purposes, the Class I-C-1 Certificates will have an initial Certificate Principal Balance equal to the Group I Initial Overcollateralization Amount. The Class I-C-1 Certificates will be entitled to 100% of the amounts received in respect of the Class I-C-1 REMIC VII Regular Interest. For federal income tax purposes, the Class II-C Certificates will have an initial Certificate Principal Balance equal to the Group II Initial Overcollateralization Amount. The Class II-C Certificates will be entitled to 100% of the amounts received in respect of the Class II-C REMIC A5 Regular Interest and the Class II-F REMIC A5 Regular Interest.

(3) The Class I-C-2 Certificates will not have a Pass-Through Rate. The Class I-C-2 Certificates represent beneficial interests in the Class I-C-2 Grantor Trust.

(4) The Class I-P and Class II-P Certificates will not bear interest. The Class I-P Certificates will be entitled to 100% of the amounts received in respect of the Class I-P REMIC VI Regular Interest, plus any Non-Mortgagor Prepayment Premium Payment Amounts attributable to the Group I Mortgage Loans. The Class II-P Certificates will be entitled to 100% of the amounts received in respect of the Class II-P REMIC A6 Regular Interest, plus any Non-Mortgagor Prepayment Premium Payment Amounts attributable to the Group II Mortgage Loans.

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.01      Definitions.
                  ------------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Section 1.01.

Accepted Master Servicing Practices: With respect to any Mortgage Loan, those customary mortgage loan master servicing practices of prudent mortgage servicing institutions that master service Mortgage Loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer, and in accordance with the applicable state, local and federal laws, rules and regulations.

Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with a party hereto or an Affiliate thereof.

Accrual Period: With respect to any Distribution Date and each Class of interest-bearing Certificates (other than the Class I-C-1 and Class II-C Certificates) and the REMIC III Regular Interests (other than the Class I-C-1 REMIC III Regular Interest) and REMIC A3 Regular Interests (other than the Class II-C REMIC A3 Regular Interest), the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the close of business on the calendar day immediately preceding such Distribution Date. With respect to any Distribution Date and the Class I-C-1 Certificates, Class II-C Certificates, the Class I-C-1 REMIC III Regular Interest, the Class II-C REMIC A3 Regular Interest, the REMIC I Regular Interests, REMIC II Regular Interests, REMIC A1 Regular Interests and REMIC A2 Regular Interests, the one-month period ending on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

Additional Disclosure Notification: As defined in Section 4.05(a)(i).

Additional Form 10-D Disclosure: As defined in Section 4.05(a)(i).

Additional Form 10-K Disclosure: As defined in Section 4.05(a)(ii).

Adjustable Rate Mortgage Loans: Mortgage Loans that contain a provision pursuant to which the mortgage rate is adjusted periodically, as identified on the Mortgage Loan Schedule.

Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date, as identified on the Mortgage Loan Schedule, on which the Mortgage Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

Advance: Any Monthly Advance or Servicing Advance.

Adverse REMIC Event: As defined in Section 12.01.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

Agreement: This Pooling Agreement, including all exhibits and schedules hereto, and all amendments or supplements hereto.

Applied Realized Loss Amount: With respect to each Distribution Date and the Group I Mortgage Loans, the excess, if any, of (a) the aggregate Certificate Principal Balances of the Class I, Class I-P and one-half the aggregate Certificate Principal Balance of the Class R and RX Certificates after taking into account the distribution of the Group I Principal Distribution Amount on such Distribution Date and any increase in the aggregate Certificate Principal Balance of any Class of Class I Certificates as a result of Subsequent Recoveries over (b) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Due Date in the month of such Distribution Date. With respect to each Distribution Date and the Group II Mortgage Loans, the excess, if any, of (a) the aggregate Certificate Principal Balances of the Class II and Class II-P Certificates and one-half of the aggregate Certificate Principal Balances of the Class R and Class RX Certificates after taking into account the distribution of the Group II Principal Distribution Amount on such Distribution Date and any increase in the aggregate Certificate Principal Balance of any Class of Class II Certificates as a result of Subsequent Recoveries over (b) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Due Date in the month of such Distribution Date.

Appraised Value: With respect to any Mortgage Loan, the lesser of (a) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (b) the amount paid by the Mortgagor for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan or a Mortgage Loan that was not originated in connection with the borrower's purchase of the Mortgaged Property, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties in the same jurisdiction, if permitted by law.

Available Funds: With respect to any Distribution Date and the Group I or Group II Mortgage Loans, the total amount of all cash received by the Securities Administrator from each Servicer or any other party with respect to such Mortgage Loans and such Distribution Date, including (1) all Scheduled Monthly Payments on the related Mortgage Loans and due during the Due Period related to such Distribution Date (net of the related Servicing Fees, Master Servicing Fee, LPMI Policy Fees and Triad Premiums), together with any Advances in respect thereof, (2) all Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries, in each case collected by the Servicers during the related Prepayment Period with respect to the related Mortgage Loans, (3) all Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period with respect to the related Mortgage Loans, (4) all Compensating Interest Payments made by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans occurring during the related Prepayment Period, (5) the aggregate Repurchase Price paid during the related Prepayment Period with respect to the related Mortgage Loans, (6) any Substitution Adjustment Amounts received by the Securities Administrator during the related Prepayment Period with respect to the related Mortgage Loans, (7) with respect to the first Distribution Date, the related Closing Date Deposit Amount (as principal), and
(8) on the Distribution Date on which the related Mortgage Loans are purchased pursuant to the provisions of Article XI hereof, the related Termination Price, minus:

          (A) all fees, charges and other amounts payable or reimbursable to the Master Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement or to the related Servicer under the applicable Servicing Agreement, as applicable with respect to the related Mortgage Loans;

          (B) with respect to the Group I or Group II Mortgage Loans, as applicable, the product of its Group Expense Percentage and any fees, charges and other amounts reimbursable that are not separately allocated to the Group I or Group II Mortgage Loans;

          (C) in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicer in connection with a liquidation or foreclosure and any unreimbursed Advances due to the Master Servicer or the related Servicer with respect to the related Mortgage Loans;

          (D) any related unreimbursed Non-recoverable Advances due to the Master Servicer or the Servicers with respect to the related Mortgage Loans; and

          (E) in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

Prepayment Premiums shall not be part of Available Funds.

Back-Up Certification: As defined in Section 4.04.

Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended, as codified in 11 U.S.C. ss.ss. 101-1330.

Basis Risk Shortfall Carryover Amount: With respect to any Distribution Date and any Class of Offered Certificates, the excess of (i) the amount of interest such Class would have accrued on such Distribution Date had the applicable
Pass-Through Rate not been subject to the related Net Rate Cap, over (ii) the amount of interest such class of Certificates received on such Distribution Date if the Pass-Through Rate is limited to the related Net Rate Cap, together with the unpaid portion of any such amount from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap). For federal income tax purposes, each reference to a Net Rate Cap in applicable Pass-Through Rate shall be deemed to be a reference to the Group I REMIC Cap or Group II REMIC Cap, as applicable.

Benefit Plan Affidavit: An affidavit in substantially the form attached hereto as Exhibit G.

Book-Entry Certificates: Each Class of Certificates other than the Class C, Class P, Class R and Class RX Certificates.

Business Day: Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the states of New York, Maryland or Minnesota, or any other city in which the corporate trust office of the Trustee or the principal office of the Securities Administrator is located, are authorized or obligated by law or executive order to be closed.

Cap Account: The Eligible Account or Accounts created and maintained pursuant to
Section 8.04.

Cap Agreement: The long-form Cap Confirmation, dated as of January 25, 2007 between the Cap Provider and the Supplemental Interest Trust Trustee, the form of which is attached hereto as Exhibit M.

Cap Payment: With respect to each Distribution Date, the "Cap Payment Amount" (as defined in the Cap Agreement) related to such Distribution Date.

Cap Provider: The Royal Bank of Scotland plc.

Certificate: Any one of the mortgage-backed Certificates issued pursuant to this Agreement executed by the Securities Administrator in substantially the forms attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5 and Exhibit A-6.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

Certificate Principal Balance: With respect to any Class of Certificates, other than the Class C Certificates, and any Distribution Date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal balance of such Class of Certificates as of the Closing Date, plus any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate, and, with respect to the Class II Certificates, any related Group II Allocated Net Deferred Interest allocated thereto on such Distribution Date and on any previous Distribution Date minus the sum of (a) all distributions of principal previously made with respect that Class of Certificates and (b) all Realized Losses previously allocated to that Class of Certificates. Solely for federal income tax purposes, with respect to the Class I-C-1 Certificates, the Uncertificated Balance of the Class I-C-1 REMIC VI Regular Interest, and with respect to the Class II-C Certificates, the Uncertificated Balance of the Class II-C REMIC A5 Regular Interest. For purposes of Article VIII hereof, unless specifically provided to the contrary, the Certificate Principal Balance shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such Distribution Date.

Certificateholder or Holder: With respect to a Book-Entry Certificate, the beneficial owner of such Book-Entry Certificate, and with respect to a Definitive Certificate, the Holder of such Definitive Certificate and in whose name a Certificate is registered in the Certificate Register.

Certificate  Registrar:   The  Person  appointed  to  maintain  the  Certificate
Register, which initially shall be the Securities Administrator.

Certificate Register: The register maintained pursuant to Section 9.02.

Certification Parties: As defined in Section 4.04.

Certifying Person: As defined in Section 4.04.

Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement. In the case of the REMIC Regular Interests, the term "Class" refers to such REMIC Regular Interests having the same designation as set forth in the Preliminary Statement.

Class I Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class I-A and Class I-B Certificates.

Class I-A Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class I-A-1 and Class I-A-2 Certificates having initial Certificate Principal Balances and Pass-Through Rates as set forth herein and representing (i) a Regular Interest in REMIC III, (ii) the right to receive amounts in respect of its Basis Risk Shortfall Carryover Amounts and
(iii) the obligation to pay the related Class IO Distribution Amount.

Class I-A Principal Distribution Amount: For any Distribution Date on or after the Group I Stepdown Date as long as a Group I Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the lesser of (A) the aggregate Group I Principal Distribution Amount for such Distribution Date and
(B) the excess (if any) of (x) the aggregate Certificate Principal Balance of the Class I-A Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) multiplied by (i) 91.00% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) exceeds
(ii) 0.50% of the Cut-off Date Stated Principal Balance of the Group I Mortgage Loans.

Class I-B Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates having initial Certificate Principal Balances and Pass-Through Rates as set forth herein and representing (i) a Regular Interest in REMIC III with respect to the Class I-B-1, Class I-B-2 and Class I-B-3 Certificates, and a Regular Interest in REMIC IV with respect to the Class I-B-4 Certificates, (ii) the right to receive amounts in respect of its related Basis Risk Shortfall Cap Carryover Amount and (iii) the obligation to pay the related Class IO Distribution Amount.

Class I-B-1 Principal Distribution Amount: For any applicable Distribution Date on or after the Group I Stepdown Date as long as a Group I Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the distribution of the Class I-A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 94.80% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Cut-off Date Balance of the Group I Mortgage Loans.

Class I-B-2 Principal Distribution Amount: For any applicable Distribution Date on or after the Group I Stepdown Date as long as a Group I Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A and Class I-B-1 Certificates (after taking into account the distribution of the Class I-A and Class I-B-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class I-B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 97.00% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Cut-off Date Balance of the Group I Mortgage Loans.

Class I-B-3 Principal Distribution Amount: For any applicable Distribution Date on or after the Group I Stepdown Date as long as a Group I Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess


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

(if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A, Class I-B-1 and Class I-B-2 Certificates (after taking into account the distribution of the Class I-A, Class I-B-1 and Class I-B-2 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class I-B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 98.00% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Cut-off Date Balance of the Group I Mortgage Loans.

Class I-B-4 Principal Distribution Amount: For any applicable Distribution Date on or after the Group I Stepdown Date as long as a Group I Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class I-A, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates (after taking into account the distribution of the Class I-A, Class I-B-1, Class I-B-2 and Class I-B-3 Principal Distribution Amounts on such Distribution Date) and
(ii) the Certificate Principal Balance of the Class I-B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 99.00% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) 0.50% of the Cut-off Date Balance of the Group I Mortgage Loans.

Class I-B-4 REMIC IV Regular Interest: A separate uncertificated beneficial ownership interest in REMIC IV issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC IV and entitled to distributions as set forth herein.

Class I-C Certificates: The Class I-C-1 and Class I-C-2 Certificates.

Class I-C-1 Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class I-C-1 Certificates having an initial Notional Amount and Uncertificated Balance and associated Pass-Through Rate as set forth herein and representing (i) a Regular Interest in REMIC V, and
(ii) the obligation to pay the Basis Risk Shortfall Carryover Amounts with respect to the Class I Certificates to the Class I-C-2 Certificates.

Class I-C-1 Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on such Class I-C-1 REMIC III Regular Interest at its Pass-Through Rate calculated on its Notional Amount (and any amounts in respect of such amounts remaining unpaid from prior Distribution Dates) less the amount (without duplication) of Basis Risk Shortfall Carryover Amounts paid pursuant to Section 8.05(c)(iv) and the amount of any Swap Termination Payments paid pursuant to Section 8.05(c)(v) and (ii) subject to distributions in respect of Section 8.05(c)(i)-(v), any remaining Group I Overcollateralization Release Amounts.

Class I-C-1 REMIC V Regular Interest: A separate uncertificated beneficial ownership interest in REMIC V issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC V and entitled to distributions as set forth herein.

Class I-C-2 Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class I-C-2 Certificates are grantor trust Certificates representing (i) the obligation to pay Basis Risk Shortfall Carryover Amounts with respect to the Class I Certificates and the Class IO Distribution Amounts, and (ii) the right to receive the Class IO Distribution Amount and amounts from the Class I Reserve Account, the Swap Account and the Cap Account as set forth herein.

Class I-C-2 Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of any interests in the Class I Reserve Account and the Supplemental Interest Trust beneficially owned by the holders of the Class I-C-2 Certificates and rights and obligations with respect thereto.

Class I-P Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class I-P Certificates representing (i) a Regular Interest in REMIC VI and (ii) the right to receive Non-Mortgagor Prepayment Premium Payment Amounts with respect to the Group I Mortgage Loans.

Class I-P REMIC VI Regular Interest: A separate uncertificated beneficial ownership interest in REMIC VI issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC VI and entitled to distributions as set forth herein.

Class I-Swap-IO REMIC VII Regular Interest: A separate uncertificated beneficial ownership interest in REMIC VII issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC VII and entitled to distributions as set forth herein.

Class II Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class II-A and Class II-B Certificates.

Class II-A Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates having initial Certificate Principal Balances and Pass-Through Rates as set forth herein and (i) representing a Regular Interest in REMIC A3 and (ii) the right to receive amounts in respect of its related Basis Risk Shortfall Carryover Amount.

Class II-A Principal Distribution Amount: For any Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred wit respect to such Distribution Date, an amount equal to the lesser of (A) the aggregate Group II Principal Distribution Amount for such Distribution Date and


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

(B) the excess (if any) of (x) the aggregate Certificate Principal Balance of the Class II-A Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution date in February 2013, 83.125% and (B) on or after the Distribution Date in February 2013, 86.50% and (b) the amount, if any, by which
(i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to schedule payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates having initial Certificate Principal Balances and Pass-Through Rates as set forth herein and representing (i) a Regular Interest in REMIC A3 with respect to the Class II-B-1, Class II- B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates and a Regular Interest in REMIC A4 with respect to the Class II-B-6 Certificates and (ii) the right to receive amounts in respect of its related Basis Risk Shortfall Carryover Amount.

Class II-B-1 Principal Distribution Amount: For any applicable Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the distribution of the Class II-A Principal Distribution Amounts on such
Distribution Date) and (ii) the Certificate Principal Balance of the Class II-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution Date in February 2013, 88.375% and (B) on or after the Distribution Date in February 2013, 90.70% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B-2 Principal Distribution Amount: For any applicable Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal


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

Balance of the Class II-A and Class II-B-1 Certificates (after taking into account the distribution of the Class II-A and Class B-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class II-B-2 Certificates immediately prior to such Distribution Date over
(y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution Date in February 2013, 91.50% and (B) on or after the Distribution Date in February 2013, 93.20% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B-3 Principal Distribution Amount: For any applicable Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A, Class II-B-1 and Class II-B-2 Certificates (after taking into account the distribution of the Class II-A, Class II-B-1 and Class II-B-2 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class II-B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution Date in February 2013, 92.75% and (B) on or after the Distribution Date in February 2013, 94.20% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B-4 Principal Distribution Amount: For any applicable Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates (after taking into account the distribution of the Class II-A, Class II-B-1, Class II-B-2 and Class II-B-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class II-B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution Date in February 2013, 95.125% and (B) on or after the Distribution Date in February 2013, 96.10% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B-5 Principal Distribution Amount: For any applicable Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A, Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Certificates (after taking into account the distribution of the Class II-A, Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Principal
Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class II-B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution Date in February 2013, 96.50% and (ii) on or after the Distribution Date in February 2013, 97.20% and
(B) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B-6 Principal Distribution Amount: For any applicable Distribution Date on or after the Group II Stepdown Date as long as a Group II Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class II-A, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates (after taking into account the distribution of the Class II-A, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class II-B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (A) prior to the Distribution Date in February 2013, 97.75% and (ii) on or after the Distribution Date in February 2013, 98.20% and (B) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans and any Negative Amortization.

Class II-B-6 REMIC A4 Regular Interest: A separate uncertificated beneficial ownership interest in REMIC A4 issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC A4 and entitled to distributions as set forth herein.

Class II-C Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class II-C Certificates having an initial Notional Amount and Uncertificated Balance and associated Pass-Through Rate as set forth herein and representing (i) a Regular Interest in REMIC A5,
(ii) the obligation to pay the Basis Risk Shortfall Carryover Amounts with respect to the Class II Certificates, and (iii) the right to receive amounts remaining in the Final Maturity Reserve Account in accordance with Section 8.09.

Class II-C Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of any interests in the Class II Reserve Account beneficially owned by the holders of the Class II-C Certificates and rights and obligations with respect thereto.

Class II-C Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on the Class II-C REMIC A3 Regular Interest at its Pass-Through Rate calculated on its Notional Amount (and any amounts in respect of such amounts remaining unpaid from prior Distribution Dates) plus the interest accrued on the Class II-F REMIC A3 Regular Interest at its Pass-Through Rate calculated on its Uncertificated Balance less the amount (without duplication) of Basis Risk Shortfall Carryover Amounts paid pursuant to Section 8.05(g)(iv) and the Final Maturity Reserve Amount, if any, paid pursuant to
Section 8.05(e)(i), (ii) subject to distributions in respect of Section 8.05(g)(i)-(iv), any remaining Group II Overcollateralization Release Amounts,
(iii) the aggregate of amounts remaining in the Reserve Account for Class II after the distributions in Section 8.05(g)(iv), as specified in Section 8.02(c)(viii) and (iv) the aggregate of amounts remaining in the Final Maturity Reserve Account after the distributions in Section 8.09(d).

Class II-C REMIC A5 Regular Interest: A separate uncertificated beneficial ownership interest in REMIC A5 issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC A5 and entitled to distributions as set forth herein.

Class II-F REMIC A5 Regular Interest: A separate uncertificated beneficial ownership interest in REMIC A5 issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC A5 and entitled to distributions as set forth herein.

Class II-P Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class II-P Certificates representing
(i) a Regular Interest in REMIC A6 and (ii) the right to receive Non-Mortgagor Prepayment Premium Payment Amounts with respect to the Group II Mortgage Loans.


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

Class II-P REMIC A6 Regular Interest: A separate uncertificated beneficial ownership interest in REMIC A6 issued hereunder as designated in the Preliminary Statement, designated as a Regular Interest in REMIC A6 and entitled to distributions as set forth herein.

Class C Certificates: The Class I-C and Class II-C Certificates.

Class IO Distribution Amount: As defined in Section 8.04 hereof. For purposes of clarity, the Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Supplemental Interest Trust on such Distribution Date in excess of the amount payable on the Class I-Swap-IO REMIC VII Regular Interest on such Distribution Date, all as further provided in Section 8.04 hereof.

Class P Certificates: Class I-P and Class II-P Certificates.

Class R Certificates:  The Luminent Mortgage Trust 2007-1 Mortgage  Pass-Through
Certificates, Series 2007-1, Class R Certificates representing the Residual Interest in each of REMIC I, REMIC II, REMIC III, REMIC A1, REMIC A2 and REMIC A3.

Class R-I Interest: The uncertificated Residual Interest in REMIC I.

Class R-II Interest: The uncertificated Residual Interest in REMIC II.

Class R-III Interest: The uncertificated Residual Interest in REMIC III.

Class R-A1 Interest: The uncertificated Residual Interest in REMIC A1.

Class R-A2 Interest: The uncertificated Residual Interest in REMIC A2.

Class R-A3 Interest: The uncertificated Residual Interest in REMIC A3.

Class RX Certificates: The Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Class RX Certificates representing the Residual Interest in each of REMIC IV, REMIC V, REMIC VI, REMIC VII, REMIC A4, REMIC A5 and REMIC A6.

Class RX-IV Interest: The uncertificated Residual Interest in REMIC IV.

Class RX-V Interest: The uncertificated Residual Interest in REMIC V.

Class RX-VI Interest: The uncertificated Residual Interest in REMIC VI.

Class RX-VII Interest: The uncertificated Residual Interest in REMIC VII.

Class RX-A4 Interest: The uncertificated Residual Interest in REMIC A4.

Class RX-A5 Interest: The uncertificated Residual Interest in REMIC A5.

Class RX-A6 Interest: The uncertificated Residual Interest in REMIC A6.

Clean-up Call: The purchase of the Group I or Group II Mortgage Loans pursuant to Section 11.01.

Closing Date: January 25, 2007.

Closing Date Deposit Amount: With respect to the Group I Mortgage Loans, $0. With respect to the Group II Mortgage Loans, $0.

Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statutes thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Commission: The Securities and Exchange Commission.

Compensating Interest Payment: With respect to any Distribution Date and any Servicer, an amount equal to the least of (a) the aggregate Prepayment Interest Shortfall for such Distribution Date with respect to the Mortgage Loans serviced by such Servicer, (b) the amount of the Servicing Fee actually paid to, or retained by, such Servicer in respect of such Distribution Date, and (c) such other amount as may be specified in the related Servicing Agreement.

Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Control: The meaning specified in Section 8-106 of the UCC.

Corporate Trust Office: With respect to:

     (a) the Securities Administrator, the principal corporate trust office at which, at any particular time, its corporate trust business in connection with this Agreement shall be administered, which office, at the date of the execution of this Agreement, is located at Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) Attention: Corporate Trust Services-Client Manager Luminent 2007-1, or at such other address as the Securities Administrator may designate from time to time by notice to Certificateholders, the Trustee, the Depositor, the Seller, the Master Servicer and the Servicer; provided, however, that with respect to the Securities Administrator and presentment of the Certificates for registration of transfer, exchange or final payment: Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:
Corporate Trust Services-Client Manager Luminent 2007-1; and

     (b) the Trustee, the principal office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of execution of this Agreement is located at HSBC Bank USA, National Association, 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust & Loan Agency/Luminent 2007-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Securities Administrator, the Depositor, the Seller and the Master Servicer.

Corresponding Class: The following chart illustrates the Corresponding Classes of REMIC II Regular Interests, REMIC III Regular Interests and Class I
Certificates:

--------------------------------------------------------------------------------
      Corresponding               Corresponding             Corresponding
REMIC II Regular Interest  REMIC III Regular Interest   Class of Certificates
--------------------------------------------------------------------------------
I-LTA-1                            Class I-A-1           I-A-1 Certificates
--------------------------------------------------------------------------------
I-LTA-2                            Class I-A-2           I-A-2 Certificates
--------------------------------------------------------------------------------
I-LTB-1                            Class I-B-1           I-B-1 Certificates
--------------------------------------------------------------------------------
I-LTB-2                            Class I-B-2           I-B-2 Certificates
--------------------------------------------------------------------------------
I-LTB-3                            Class I-B-3           I-B-3 Certificates
--------------------------------------------------------------------------------
I-LTB-4                            Class I-B-4           I-B-4 Certificates
--------------------------------------------------------------------------------
N/A                                Class I-C-1        Class I-C-1 Certificates
--------------------------------------------------------------------------------
I-LTP                               Class I-P          Class I-P Certificates
--------------------------------------------------------------------------------
I-LTIO                           Class I-Swap-IO                 N/A
--------------------------------------------------------------------------------

     The following chart illustrates the Corresponding Classes of REMIC A2 Regular Interests, REMIC A3 Regular Interests and Class II Certificates:

--------------------------------------------------------------------------------
      Corresponding              Corresponding              Corresponding
REMIC A2 Regular Interest  REMIC A3 Regular Interest    Class of Certificates
--------------------------------------------------------------------------------
II-LTA-1                         Class II-A-1          Class II-A-1 Certificates
--------------------------------------------------------------------------------
II-LTA-2                         Class II-A-2          Class II-A-2 Certificates
--------------------------------------------------------------------------------
II-LTA-3                         Class II-A-3          Class II-A-3 Certificates
--------------------------------------------------------------------------------
II-LTB-1                         Class II-B-1          Class II-B-1 Certificates
--------------------------------------------------------------------------------
II-LTB-2                         Class II-B-2          Class II-B-2 Certificates
--------------------------------------------------------------------------------
II-LTB-3                         Class II-B-3          Class II-B-3 Certificates
--------------------------------------------------------------------------------
II-LTB-4                         Class II-B-4          Class II-B-4 Certificates
--------------------------------------------------------------------------------
II-LTB-5                         Class II-B-5          Class II-B-5 Certificates
--------------------------------------------------------------------------------
II-LTB-6                         Class II-B-6          Class II-B-6 Certificates
--------------------------------------------------------------------------------
N/A                               Class II-C           Class II-C Certificates
--------------------------------------------------------------------------------
II-LTF                            Class II-F           Class II-C Certificates
--------------------------------------------------------------------------------
II-LTP                            Class II-P           Class II-P Certificates
--------------------------------------------------------------------------------


Corresponding REMIC II Marker Interests: REMIC II Regular Interest I-LTA-1, REMIC II Regular Interest I-LTA-2, REMIC II Regular Interest I-LTB-1, REMIC II Regular Interest I-LTB-2, REMIC II Regular Interest I-LTB-3 and REMIC II Regular Interest I-LTB-4.

Corresponding REMIC A2 Marker Interests: REMIC A2 Regular Interest II-LTA-1, REMIC A2 Regular Interest II-LTA-2, REMIC A2 Regular Interest II-LTA-3, REMIC A2 Regular Interest II-LTB-1, REMIC A2 Regular Interest II-LTB-2, REMIC A2 Regular Interest II-LTB-3, REMIC A2 Regular Interest II-LTB-4, REMIC A2 Regular Interest II-LTB-5 and REMIC A2 Regular Interest II-LTB-6.

Credit Enhancement Percentage: For any Distribution Date and any Class of Certificates, the percentage equivalent of a fraction the numerator of which is equal to the aggregate Certificate Principal Balances of all Classes of Class I or Class II Certificates that are subordinate to such Class of Certificates and the denominator of which is equal to the aggregate Stated Principal Balances of the related Group of Mortgage Loans as of the Due Date of the related Due Period.

Cumulative Realized Losses: The aggregate Realized Losses incurred in respect of Liquidated Group I or Group II Mortgage Loans, as applicable, since the Cut-off Date.

Cumulative Realized Loss Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of Cumulative Realized Losses incurred on the Group I or Group II Mortgage Loans from the Cut-off Date through the last day of the related Due Period and the denominator of which is the aggregate Cut-off Date Balance of the Group I or Group II Mortgage Loans, as applicable.

Custodial Account: The separate account or accounts established and maintained pursuant to each Servicing Agreement for the deposit of Scheduled Monthly Payments and other principal and interest collections on the Mortgage Loans.

Custodial Agreement: The Custodial Agreement, dated as of January 1, 2007, by and between the Trustee and the Custodian, as amended or modified from time to time.

Custodian: Wells Fargo Bank, N.A., or its successor in interest or assigns in its capacity as custodian under the Custodial Agreement

Cut-off Date: January 1, 2007.

Cut-off Date Balance: The aggregate Stated Principal Balance of the Group I or Group II Mortgage Loans, as applicable, as of the close of business on the Cut-off Date.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the Scheduled Monthly Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any proceeding under bankruptcy law or any similar proceeding.

Deferred Interest: The amount of accrued interest on a Group II Mortgage Loan, the payment of which is deferred and added to the principal balance of such Mortgage Loan due to the negative amortization feature.

Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates: Any Certificate evidenced by a physical certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 9.02(e).

Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund or as to which one or more Qualified Substitute Mortgage Loans are substituted therefor.

Delinquency Rate: For any Due Period, the fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of the Group I or Group II Mortgage Loans that are 60 or more days Delinquent (including all Mortgage Loans in foreclosure, all REO Properties and all Mortgage Loans for which the Mortgagor has filed for bankruptcy after the Closing Date) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Stated Principal Balance of the Group I or Group II Mortgage Loans, as applicable, as of the close of business on the last day of such calendar month.

Delinquent: Any Mortgage Loan with respect to which a Scheduled Monthly Payment would be "delinquent" as determined in accordance with the Mortgage Bankers Association determination of a delinquent mortgage loan.

Depositor: Lares Asset Securitization, Inc., a Delaware corporation, or its successors in interest.

Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of New York and registered as a "clearing agency" pursuant to Section 17A of the Exchange Act as amended.

Determination Date: With respect to any Distribution Date and Servicer, the Business Day preceding the related Servicer Remittance Date or as otherwise specified in the related Servicing Agreement.

Disqualified Organization: (a) The United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (b) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (c) any rural telephone or electrical service cooperative described in Section 1381(a)(2)(C) of the Code;
(d) any foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. Person; (e) any "electing large partnership"; or (f) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

Distribution Account: The separate account established and maintained pursuant to Section 8.01.

Distribution Date: The 25th day of each calendar month or if the 25th day is not a Business Day, the next succeeding Business Day, commencing in February 2007.

Distribution Date Report: As defined in Section 4.06.

Due Date: The day of the month on which the Scheduled Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, as specified in the related Mortgage Note.

Due Period: With respect to any Distribution Date and a Mortgage Loan, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs (or the day following the Cut-off Date in respect of the first Due Period) and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

EDGAR: The "Electronic Data Gathering, Analysis, and Retrieval" system of the Commission, which performs automated collection, validation, indexing, acceptance, and forwarding of submissions by companies and others who are required by law to file forms with the Commission.

Eligible Account: Any of

     (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

     (b) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator, the Trustee and each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained and which uninsured deposits shall not cause any Rating Agency to reduce its then-current rating on any Certificate, as evidenced by a rating confirmation from each such Rating Agency;

     (c) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

     (d) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Securities Administrator and the Trustee. Eligible Accounts may bear interest.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA Restricted Certificates: (i) Any of the Class R, Class RX, Class C or Class P Certificates, (ii) any of the Class II Certificates that is subordinated to any other Class of Class II Certificates or (iii) any of the Class I Certificates or Class II-A-1 Certificates that no longer has the applicable credit rating required by the Underwriter's Exemption.

Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by each Servicer pursuant to the applicable Servicing Agreement or by the Master Servicer pursuant to Section 5.03.

Escrow Account: The separate account or accounts created and maintained by each Servicer pursuant to each Servicing Agreement for the deposit of taxes and insurance collections on the Mortgage Loans.

Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Fannie Mae: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

FICO: The credit score used for underwriting a Mortgage Loan.

Fidelity Bond: A fidelity bond to be maintained by each Servicer pursuant to the applicable Servicing Agreement or by the Master Servicer pursuant to Section 5.03.

Final  Certification:  A certification  as to the  completeness of each Mortgage
File provided by the Custodian within 180 days following the Closing Date in accordance with the Custodial Agreement.

Final Maturity Reserve Account: A trust account established by the Final Maturity Reserve Trustee pursuant to Section 8.09 for the deposit of the Final Maturity Reserve Amount to be used to pay the Class II Certificates at maturity.

Final Maturity Reserve Amount: With respect to each Distribution Date beginning with the Distribution Date in February 2017, an amount equal to the product of
(i) the Final Maturity Reserve Rate, (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the first day of the related Due Period, and (iii) one-twelfth. The Final Maturity Reserve Amount will be zero on any applicable Distribution Date on which the aggregate Stated Principal Balance of the Group II Mortgage Loans is less than or equal to the amount shown for such Distribution Date in the Final Maturity Reserve Schedule.

Final Maturity Reserve Rate: A per annum rate equal to the product of 1.00% multiplied by the quotient of (a) the aggregate Stated Principal Balance of the Group II Mortgage Loans with original terms to maturity in excess of 30 years as of the first day of the related Due Period divided by (b) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the first day of the related Due Period.

                        Final Maturity Reserve Schedule:
                        --------------------------------

            Aggregate                    Aggregate                  Aggregate
            Principal                    Principal                  Principal
Period      Balance ($)      Period      Balance ($)      Period    Balance ($)
------      -----------      ------      -----------      ------    -----------
 121       23,280,169.14      162       12,441,171.68       203     6,571,524.59
 122       22,929,598.95      163       12,250,902.75       204     6,468,817.67
 123       22,584,197.39      164       12,063,460.23       205     6,367,652.19
 124       22,243,889.05      165       11,878,802.73       206     6,268,005.48
 125       21,908,599.62      166       11,696,889.48       207     6,169,855.17
 126       21,578,255.88      167       11,517,680.26       208     6,073,179.24
 127       21,252,785.66      168       11,341,135.48       209     5,977,955.96
 128       20,932,117.84      169       11,167,216.09       210     5,884,163.95
 129       20,616,182.34      170       10,995,883.64       211     5,791,782.12
 130       20,304,910.07      171       10,827,100.21       212     5,700,789.70
 131       19,998,232.98      172       10,660,828.44       213     5,611,166.22
 132       19,696,083.98      173       10,497,031.53       214     5,522,891.51
 133       19,398,396.98      174       10,335,673.19       215     5,435,945.67
 134       19,105,106.81      175       10,176,717.68       216     5,350,309.13
 135       18,816,149.28      176       10,020,129.77       217     5,265,962.58
 136       18,531,461.12      177       9,865,874.73        218     5,182,887.00
 137       18,250,979.99      178       9,713,918.36        219     5,101,063.65
 138       17,974,644.42      179       9,564,226.94        220     5,020,474.05
 139       17,702,393.88      180       9,416,767.25        221     4,941,100.00
 140       17,434,168.69      181       9,271,506.54        222     4,862,923.56
 141       17,169,910.03      182       9,128,412.56        223     4,785,927.07
 142       16,909,559.96      183       8,987,453.50        224     4,710,093.11
 143       16,653,061.37      184       8,848,598.04        225     4,635,404.51
 144       16,400,357.96      185       8,711,815.30        226     4,561,844.37
 145       16,151,394.28      186       8,577,074.85        227     4,489,396.01
 146       15,906,115.66      187       8,444,346.72        228     4,418,043.02
 147       15,664,468.24      188       8,313,601.34        229     4,347,769.21
 148       15,426,398.94      189       8,184,809.61        230     4,278,558.65
 149       15,191,855.43      190       8,057,942.84        231     4,210,395.62
 150       14,960,786.18      191       7,932,972.74        232     4,143,264.63
 151       14,733,140.36      192       7,809,871.45        233     4,077,150.44
 152       14,508,867.93      193       7,688,611.52        234     4,012,037.99
 153       14,287,919.54      194       7,569,165.89        235     3,947,912.50
 154       14,070,246.57      195       7,451,507.89        236     3,884,759.34
 155       13,855,801.09      196       7,335,611.24        237     3,822,564.15
 156       13,644,535.91      197       7,221,450.06        238     3,761,312.74
 157       13,436,404.47      198       7,108,998.83        239     3,700,991.15
 158       13,231,360.93      199       6,998,232.41        240     3,641,585.61
 159       13,029,360.09      200       6,889,126.01        241     3,583,082.57
 160       12,830,357.42      201       6,781,655.23        242     3,525,468.67
 161       12,634,309.03      202       6,675,795.99        243     3,468,730.72

               Aggregate                  Aggregate                  Aggregate
               Principal                  Principal                  Principal
Period         Balance ($)   Period       Balance ($)    Period      Balance ($)
------         -----------   ------      -----------     ------      -----------
  244       3,412,855.76      285        1,727,909.57      326       840,233.69
  245       3,357,831.01      286        1,698,741.54      327       825,006.48
  246       3,303,643.86      287        1,670,026.40      328       810,022.45
  247       3,250,281.89      288        1,641,757.35      329       795,277.92
  248       3,197,732.89      289        1,613,927.73      330       780,769.24
  249       3,145,984.78      290        1,586,530.96      331       766,492.85
  250       3,095,025.70      291        1,559,560.55      332       752,445.22
  251       3,044,843.94      292        1,533,010.12      333       738,622.87
  252       2,995,427.97      293        1,506,873.37      334       725,022.39
  253       2,946,766.42      294        1,481,144.11      335       711,640.41
  254       2,898,848.09      295        1,455,816.23      336       698,473.60
  255       2,851,661.97      296        1,430,883.70      337       685,518.69
  256       2,805,197.16      297        1,406,340.61      338       672,772.46
  257       2,759,442.96      298        1,382,181.10      339       660,231.74
  258       2,714,388.81      299        1,358,399.41      340       647,893.39
  259       2,670,024.32      300        1,334,989.89      341       635,754.34
  260       2,626,339.22      301        1,311,946.93      342       623,811.54
  261       2,583,323.43      302        1,289,265.04      343       612,062.01
  262       2,540,966.99      303        1,266,938.78      344       600,502.80
  263       2,499,260.10      304        1,244,962.81      345       589,131.01
  264       2,458,193.09      305        1,223,331.86      346       577,943.77
  265       2,417,756.45      306        1,202,040.75      347       566,938.27
  266       2,377,940.80      307        1,181,084.36      348       556,111.74
  267       2,338,736.88      308        1,160,457.66      349       545,461.44
  268       2,300,135.60      309        1,140,155.67      350       534,984.67
  269       2,262,127.98      310        1,120,173.52      351       524,678.78
  270       2,224,705.18      311        1,100,506.39      352       514,541.16
  271       2,187,858.48      312        1,081,149.52      353       504,569.23
  272       2,151,579.30      313        1,062,098.24      354       494,760.45
  273       2,115,859.19      314        1,043,347.94      355       485,112.32
  274       2,080,689.80      315        1,024,894.09      356       475,622.39
  275       2,046,062.92      316        1,006,732.20      357       466,288.22
  276       2,011,970.47      317          988,857.89      358       457,107.43
  277       1,978,404.46      318          971,266.79      359       448,077.66
  278       1,945,357.05      319          953,954.63      360       439,196.59
  279       1,912,820.48      320          936,917.21
  280       1,880,787.14      321          920,150.36
  281       1,849,249.51      322          903,650.00
  282       1,818,200.18      323          887,412.09
  283       1,787,631.85      324          871,432.67
  284       1,757,537.34      325          855,707.82

Final Maturity Reserve Trust: The trust created pursuant to Section 8.09 and designated as the "Final Maturity Reserve Trust," consisting of the Final Maturity Reserve Account and the Final Maturity Reserve Trustee's rights thereunder.

Final Maturity Reserve Trustee: The Securities Administrator or any successor Final Maturity Reserve Trustee appointed as provided herein.

Final Scheduled Distribution Date: With respect to the Class I Certificates, the Distribution Date following the month of the scheduled maturity date of the Group I Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date. With respect to the Class II Certificates, the Distribution Date occurring in January 2037.

Fitch: Fitch Rating Services, Inc.

Fixed Payer Rate: The fixed rate payable with respect to each of the first 84 Distribution Dates, which is 5.100% per annum.

Form 8-K Disclosure Information: As defined in Section 4.05(a)(iii).

Freddie Mac: The Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Rate, as set forth in the Mortgage Loan Schedule.

Group  Expense  Percentage:  With respect to the expenses set forth under clause
(A) of "Available Funds" that are not allocated to the Group I Mortgage Loans or the Group II Mortgage Loans separately, the percentage of such non-allocated expenses borne by each group, based upon a fraction converted to a percentage, the numerator of which is the Stated Principal Balance of each such Group of Mortgage Loans and the denominator of which is the Stated Principal Balance of all the Mortgage Loans.

Group I Excess Cash Flow: With respect to any Distribution Date and the Group I Mortgage Loans, the amount of Available Funds related to the Group I Mortgage Loans remaining after distribution of all amounts pursuant to Section 8.05(a) and 8.05(b).

Group I Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the Group I Overcollateralization Amount over the Group I Overcollateralization Target Amount.

Group I Initial Overcollateralization Amount: $2,157,438.43.

Group I Interest Remittance Amount: For any Distribution Date, the amount of Available Funds attributable to interest with respect to the Group I Mortgage Loans for the related Due Period less (i) the applicable Triad Premium and (ii) any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than due to a Swap Provider Trigger Event). For the avoidance of doubt, any fees, charges and other amount required to be paid or reimbursed in accordance with clause (A) -(D) of the definition of Available Funds will first be paid or reimbursed from funds attributable to interest in respect of the Group I Mortgage Loans and, if such funds are insufficient, then from funds attributable to principal in respect of the Group I Mortgage Loans.

Group I Marker Rate: With respect to the Class I-C-1 REMIC III Regular Interest and any Distribution Date, a per annum rate equal to two times the weighted average of the Pass-Through Rates for the Corresponding REMIC II Marker Interests and REMIC II Regular Interest I-LTZZ with the rate on each Corresponding REMIC II Marker Interest subject to a cap equal to the lesser of
(i) LIBOR plus the applicable Pass-Through Margin of its Corresponding Class and
(ii) the Group I REMIC Cap for such Distribution Date for the purpose of this calculation and with the rate on REMIC II Regular Interest I-LTZZ subject to a cap of zero for the purpose of this calculation; provided, however, that solely for this purpose, calculations of the Pass-Through Rate and the related caps with respect to each Corresponding REMIC II Marker Interests shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

Group I Mortgage Loans: The Mortgage Loans listed in Schedule A-1.

Group I Net Mortgage Rate: With respect to each Group I Mortgage Loan, the then applicable Mortgage Rate thereon minus the sum of the applicable (i) Servicing Fee Rate, (ii) the Master Servicing Fee Rate, and (iii) the applicable LPMI Fee Rate (including the Triad Premium).

Group I Net WAC: With respect to the Group I Offered Certificates and any Distribution Date, the excess of (1) the weighted average of the Group I Net Mortgage Rates on the Group I Mortgage Loans as of the first day of the related Due Period over (2) the sum of (i) a per annum rate equal to the Net Swap Payment with respect to the Swap Agreement payable to the Swap Provider on such Distribution Date, divided by the Stated Principal Balance of the Group I Mortgage Loans as of the first day of the related Due Period, multiplied by 12, and (ii) a per annum rate equal to any Swap Termination Payment with respect to the Swap Agreement (other than due to a Swap Provider Trigger Event) payable to the Swap Provider on such Distribution Date, divided by the Stated Principal Balance of the Group I Mortgage Loans as of the first day of the related Due Period, multiplied by 12.

Group I Net Rate Cap: For any Distribution Date, the product of (i) the Group I Net WAC multiplied by (ii) the quotient of 30 divided by the number of days in the Accrual Period.

Group I Overcollateralization Amount: For any Distribution Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to Scheduled Monthly Payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) exceeds
(ii) the aggregate Certificate Principal Balance of the Class I-A, Class I-B and Class I-P Certificates plus one-half of the aggregate Certificate Principal Balance of the Class R and Class RX Certificates as of such Distribution Date (after taking into account the principal distributed on that Distribution Date and the increase of any Certificate Principal Balance of any Class of Certificates as a result of Subsequent Recoveries).

Group I Overcollateralization Deficiency Amount: With respect to any Distribution Date, the excess, if any, of the Group I Target
Overcollateralization Amount for such Distribution Date over the Group I Overcollateralization Amount for such Distribution Date, after giving effect to distribution of the Group I Principal Distribution Amount, but prior to allocation of the Realized Losses to the Certificates, on such Distribution Date.

Group I Overcollateralization Release Amount: With respect to any Distribution Date for which the Group I Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of the (i) the Group I Excess Overcollateralization Amount for that Distribution Date and
(ii) principal collected on the Group I Mortgage Loans with respect to that Distribution Date.

Group I Principal Distribution Amount: For any Distribution Date, the Group I Principal Remittance Amount minus any Group I Overcollateralization Release Amount for such Distribution Date.

Group I Principal Remittance Amount: For any Distribution Date, the amount of Available Funds attributable to principal with respect to the Group I Mortgage Loans for the related Due Period and Prepayment Period less (b) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment (to the extent not received from a replacement provider) owed to the Swap Provider (other than due to a Swap Provider Trigger Event) not covered by the Interest Remittance Amount.

Group I Regular Interests: Any of the REMIC I Regular Interests, REMIC II Regular Interests, REMIC III Regular Interests, Class I-B-4 REMIC IV Regular Interest, Class I-C-1 REMIC V Regular Interest, Class I-P REMIC VI Regular Interest and Class I-Swap-IO REMIC VII Regular Interest.

Group I REMIC Cap: For federal income tax purposes, for any Distribution Date with respect to the REMIC III Regular Interests corresponding to the Class I Certificates, the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Pass-Through Rates on the REMIC II Regular Interests (other than REMIC II Regular Interest I-LTIO), weighted on the basis of the Uncertificated Balance of each such REMIC II Regular Interest.

Group I Stepdown Date: The earlier to occur of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class I-A Certificates is reduced to zero and (b) the later to occur of (i) the Distribution Date occurring in February 2010 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class I-B Certificates plus the Group I Overcollateralization Amount divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans is greater than or equal to 9.00%.

Group I Target Overcollateralization Amount: With respect to any Distribution Date, (i) prior to the Group I Stepdown Date, an amount equal to 0.50% of the Cut-off Date Balance of the Group I Mortgage Loans; (ii) on or after the Group I Stepdown Date provided a Group I Trigger Event is not in effect, the greater of
(x) 1.00% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to

Scheduled Monthly Payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (y) 0.50% of the Cut-off Date Balance of the Group I Mortgage Loans; or (iii) on or after the Group I Stepdown Date and if a Group I Trigger Event is in effect, the Group I Overcollateralization Target Amount for the immediately preceding Distribution Date.

Group I Trigger Event: With respect to any Distribution Date, a Group I Trigger Event shall have occurred if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds 40% of the sum of
(i) the aggregate Certificate Principal Balances of the Class I-B Certificates and (ii) the Group I Overcollateralization Amount, both determined as of such Distribution Date after giving effect to all distributions to be made on such Distribution Date, or (b) if the Cumulative Realized Loss Percentage of the Group I Mortgage Loans exceeds:

      --------------------------------------------------------------------
               Distribution Date
                  Occurring In                         Percentage
      --------------------------------------------------------------------
         February 2009 - January 2010                    0.15%
      --------------------------------------------------------------------
         February 2010 - January 2011                    0.25%
      --------------------------------------------------------------------
         February 2011 - January 2012                    0.50%
      --------------------------------------------------------------------
         February 2012 - January 2013                    0.70%
      --------------------------------------------------------------------
         February 2013 and thereafter                    0.75%
      --------------------------------------------------------------------

Group II Adjusted Rate Cap: For any Distribution Date and any Group II Offered Certificate, the Group II Net Rate Cap for such Distribution Date, computed for this purpose by first reducing the Group II Net WAC by a per annum rate equal to the product of (i) the Group II Net Deferred Interest for such Distribution Date multiplied by (ii) the quotient of 12 divided by the aggregate stated principal balance or the Group II Mortgage Loans as of the first day of the related Due Period.

Group II Allocated Net Deferred Interest: As defined in Section 8.11.

Group II Excess Cash Flow: With respect to any Distribution Date and the Group II Mortgage Loans, the amount of Available Funds related to the Group II Mortgage Loans remaining after distribution of all amounts pursuant to Section 8.05(f) and 8.05(g).

Group II Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the Group II Overcollateralization Amount over the Group II Overcollateralization Target Amount.

Group II Initial Overcollateralization Amount: $2,476,348.82.

Group II Interest Remittance Amount: For any Distribution Date, the amount of Available Funds attributable to interest with respect to the Group II Mortgage Loans for the related Due Period, plus the amount of any Principal Prepayments that otherwise would have been included in the Group II Principal Remittance

Amount for such Distribution Date but that are applied to the Group II Interest Remittance Amount in accordance with the definition of Group II Net Deferred Interest. For the avoidance of doubt, any fees, charges and other amount required to be paid or reimbursed in accordance with clause (A) -(D) of the definition of Available Funds will first be paid or reimbursed from funds attributable to interest in respect of the Group II Mortgage Loans and , if such funds are insufficient, then from funds attributable to principal in respect of the Group II Mortgage Loans.

Group II Marker Rate: With respect to the Class II REMIC A3 Regular Interest and any Distribution Date, a per annum rate equal to two times the weighted average of the Pass-Through Rates for the Corresponding REMIC A2 Marker Interests and REMIC A2 Regular Interest II-LTZZ, with the rate on each Corresponding REMIC A2 Marker Interest subject to a cap equal to the lesser of (i) LIBOR plus the applicable Pass-Through Rate of its Corresponding Class and (ii) the Group II REMIC Cap for such Distribution Date for purposes of this calculation and with the rate on REMIC A2 Regular Interest II-LTZZ subject to a cap of zero for the purpose of this calculation; provided, however, that solely for this purpose, calculations of the Pass-Through Rate and related caps with respect to each Corresponding REMIC A2 Marker Interest shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

Group II Mortgage Loans: The Mortgage Loans that are listed in Schedule A-2.

Group II Net Deferred Interest: With respect to the Group II Mortgage Loans and any Distribution Date, the excess, if any, of (i) the deferred interest on the Group II Mortgage Loans for the related Due Period over (ii) the aggregate amount of principal prepayments in whole or in part received with respect to the Group II Mortgage Loans for the related Prepayment Period.

Group II Net Mortgage Rate: With respect to each Group II Mortgage Loan, the then applicable Mortgage Rate thereon minus the sum of the applicable (i) Servicing Fee Rate, (ii) the Master Servicing Fee Rate, (iii) the applicable LPMI Fee Rate (including the Triad Premium), and (iv) for each Distribution Date on or after the Distribution Date in February 2017, the Final Maturity Reserve Rate.

Group II Net Rate Cap: For any Distribution Date, the product of (i) the Group II Net WAC multiplied by (ii) the quotient of 30 divided by the actual number of days in the Accrual Period.

Group II Net WAC: With respect to the Class II Certificates and any Distribution Date, the weighted average of the Group II Net Mortgage Rates as of the first day of the related Due Period.

Group II Overcollateralization Amount: For any Distribution Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to Scheduled Monthly Payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) exceeds (ii) the aggregate Certificate Principal Balance of the Class II-A, Class II-B and Class II-P Certificates plus one-half of the aggregate Certificate Principal Balance of the Class R and Class RX Certificates as of such Distribution Date (after taking into account the principal distributed on that Distribution Date and the increase of any Certificate Principal Balance of any Class of Certificates as a result of Subsequent Recoveries or the allocation of Group II Allocated Net Deferred Interest).

Group II Overcollateralization Deficiency Amount: With respect to any Distribution Date, the excess, if any, of the Group II Target
Overcollateralization Amount for such Distribution Date over the Group II Overcollateralization Amount for such Distribution Date, after giving effect to distribution of the Group II Principal Distribution Amount, but prior to allocation of the Realized Losses to the Certificates, on such Distribution Date.

Group II Overcollateralization Release Amount: With respect to any Distribution Date for which the Group II Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of the (i) the Group II Excess Overcollateralization Amount for that Distribution Date and
(ii) principal collected on the Group II Mortgage Loans with respect to that Distribution Date

Group II Principal Distribution Amount: For any Distribution Date, the Group II Principal Remittance Amount minus any Group II Overcollateralization Release Amount for such Distribution Date.

Group II Principal Remittance Amount: For any Distribution Date, the amount of Available Funds attributable to principal with respect to the Group II Mortgage Loans for the related Due Period and Prepayment Period, less the amount of Principal Prepayments that would otherwise have been included in the Group II Principal Remittance Amount but which are included in the Group II Interest
Remittance Amount in accordance with the definition of Group II Net Deferred Interest.

Group II Regular Interests: Any of the REMIC A1 Regular Interests, REMIC A2 Regular Interests, REMIC A3 Regular Interests, Class II-B-6 REMIC A4 Regular Interests, Class II-C REMIC A5 Regular Interest, Class II-F REMIC A5 Regular Interest and Class II-P REMIC A6 Regular Interest.

Group II REMIC Cap: For federal income tax purposes, for any Distribution Date with respect to the REMIC A3 Regular Interests corresponding to the Class II
Certificates, the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Pass-Through Rates on the REMIC A2 Regular Interests (other than REMIC A2 Regular Interest II-LTF), weighted on the basis of the Uncertificated Balance of each such REMIC A2 Regular Interest.

Group II Stepdown Date: The earlier to occur of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class II-A Certificates is reduced to zero and (b) the later to occur of (i) the Distribution Date occurring in February 2010 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class II-B Certificates plus the Group II Overcollateralization Amount divided by the aggregate Stated Principal Balance of the Group II Mortgage Loans is greater than or equal to (x) prior to the Distribution Date in February 2013, 16.875% and (y) on or after the Distribution Date in February 2013, 13.50%.

Group II Target Overcollateralization Amount: With respect to any Distribution Date, (i) prior to the Group II Stepdown Date, an amount equal to 0.90% of the Cut-off Date Balance of the Group II Mortgage Loans, or (ii) on or after the Group II Stepdown Date an amount equal to the greater of (x)(1) prior to the Distribution Date in February 2013, 2.25% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to Scheduled Monthly Payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (2) on or after the Distribution Date in February 2013, 1.80% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to Scheduled Monthly Payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period), and (y) 0.50% of the Cut-off Date Balance of the Group II Mortgage Loans, and (iii) on or after the Group II Stepdown Date and if a Group II Trigger Event is in effect, the Group II Overcollateralization Target Amount for the immediately preceding Distribution Date.

Group II Trigger Event: With respect to any Distribution Date after the Stepdown Date, a Group II Trigger Event shall have occurred if either (a) the Rolling
Three Month Delinquency Rate as of the last day of the related Due Period exceeds 40% of the sum of (i) the aggregate Certificate Principal Balances of the Class II-B Certificates and (ii) the Group II Overcollateralization Amount, both determined as of such Distribution Date after giving effect to all distributions to be made on such Distribution Date, or (b) if the Cumulative Realized Loss Percentage of the Group II Mortgage Loans exceeds:

        -----------------------------------------------------------------
                 Distribution Date
                  Occurring In                       Percentage
        -----------------------------------------------------------------
          February 2009 - January 2010                 0.15%
        -----------------------------------------------------------------
          February 2010 - January 2011                 0.35%
        -----------------------------------------------------------------
          February 2011 - January 2012                 0.60%
        -----------------------------------------------------------------
          February 2012 - January 2013                 0.85%
        -----------------------------------------------------------------
          February 2013 - January 2014                 1.15%
        -----------------------------------------------------------------
          February 2014 and thereafter                 1.25%
        -----------------------------------------------------------------


HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct or indirect financial interest in such other Person or any Affiliate of such other Person, (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (d) is not a member of the immediate family of a Person defined in clause (b) or (c) above.

Index: The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

Initial Certification: A certification as to the completeness of each Mortgage File provided by the Custodian on the Closing Date in accordance with the Custodial Agreement.

Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any Primary Mortgage Insurance Policy (including any LPMI Policy) or any other insurance policy (including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to Section 5.14, any title insurance policy relating thereto and any Federal Housing Administration insurance policies and Department of Veterans Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Carry Forward Amount: As of any Distribution Date and any Class of Certificates, an amount equal to the sum of (i) the excess of (a) the Interest Distribution Amount for such Class with respect to prior Distribution Dates over
(b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon at the applicable Pass-Through Rate.

Interest Distribution Amount: As of any Distribution Date and any Class of Certificates, an amount equal to interest accrued during the related Accrual Period on the Certificate Principal Balance of that Class immediately prior to the Distribution Date at the Pass-Through Rate for that Class, in each case, reduced by any Net Prepayment Interest Shortfalls and any Relief Act Reductions and, with respect to the Class II Certificates, the Group II Allocated Net Deferred Interest allocated to such Class pursuant to Section 8.11. Net Prepayment Interest Shortfalls and Relief Act Reductions incurred in respect of the Group I Mortgage Loans will be allocated to the Class I Certificates, pro rata, based on the ratio of the Interest Distribution Amount for such Class to the sum of the Interest Distribution Amounts for all Classes of Class I Certificates, in each case with respect to such Distribution Date, without regard to Net Prepayment Interest Shortfalls or Relief Act Reductions. Net Prepayment Interest Shortfalls and Relief Act Reductions incurred in respect of the Group II Mortgage Loans will be allocated to the Class II Certificates, pro rata, based on the ratio of the Interest Distribution Amount for such Class to the sum of the Interest Distribution Amounts for all Classes of Class II Certificates, in each case with respect to such Distribution Date, without regard to Net Prepayment Interest Shortfalls or Relief Act Reductions.

Investment Letter: As defined in Section 9.02.

Issuing Entity: Luminent Mortgage Trust 2007-1.

Investor-Based Class Exemption: One of the Prohibited Transaction Class Exemptions ("PTCE") issued by the Department of Labor including PTCE 90-1 (regarding investments by insurance pooled separate accounts), PTCE 91-38
(regarding investments by bank collective funds), PTCE 84-14 (regarding investment decision made by a qualified plan asset managers), PTCE 95-60 (regarding investments by insurance company general accounts) and PTCE 96-23 (regarding investment decisions by in-house asset managers).

LIBOR: As to any Distribution Date, the London Interbank offered rate for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 8.03.

Liquidated  Mortgage Loan:  With respect to any  Distribution  Date, a defaulted
Mortgage Loan (including any REO Property) which was liquidated in the Prepayment Period related to such Distribution Date and as to which the applicable Servicer has certified to the Master Servicer and the Securities Administrator that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of any REO Property.

Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Servicer, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV: With respect to Mortgage Loan secured by a first lien mortgage, the ratio of the original loan amount of such Mortgage Loan at its origination (unless otherwise indicated) to (a) the Appraised Value of the Mortgaged Property. With respect to any Mortgage Loan secured by a junior lien position, a fraction, expressed as a percentage, the numerator of which is the sum of (1) the original loan amount of the related Mortgage Loan and (2) any outstanding principal balance of Mortgage Loans the liens on which are equal in priority or senior to the lien on such related Mortgage Loan (each such sum calculated at the date of origination of such related Mortgage Loan), and the denominator of which is the Appraised Value of the Mortgaged Property.

London Business Day: Any day other than a Saturday or a Sunday or a day on which banking institutions in the cities of London, England or New York, New York are required or authorized by law to be closed.

Losses: As defined in Section 12.03.

LPMI Fee Rate: With respect to any Mortgage Loan that is indicated in the Mortgage Loan Schedule as covered by an LPMI Policy, the applicable rate defined in the applicable Servicing Agreement, and set forth on the Mortgage Loan Schedule.


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

LPMI Policy: A Primary Mortgage Insurance Policy with respect to a Mortgage Loan, the premiums of which are paid by someone other than the Mortgagor from its own funds, without reimbursement.

LPMI Proceeds: Proceeds of any LPMI Policy.

Majority in Interest: As to the Certificates or any Class thereof, the Holders of Certificates or Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates or all Certificates of such Class.

Margin Stepup Date: The first Distribution Date after the date on which the Clean-up Call may be exercised.

Master Servicer: Wells Fargo Bank, N.A. and its successors and assigns, in its capacity as master servicer hereunder.

Master Servicer Event of Default: As defined in Section 5.09.

Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to (i) one twelfth of the Master Servicing Fee Rate multiplied by
(ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.0185% per annum.

Material Defect: With respect to any Mortgage Loan, as defined in Section 2.05.

Maximum Final Maturity Reserve Amount: For the Group II Mortgage Loans and each Distribution Date beginning with the Distribution Date in January 2017, an amount equal to the amount calculated in clause (a) of the definition of Final Maturity Reserve Amount.

Maximum I-LTZZ Uncertificated Accrued Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) accrued interest at the Uncertificated REMIC II Pass-Through Rate applicable to REMIC II Regular Interest I-LTZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC II Regular Interest I-LTZZ minus the REMIC II Overcollateralization Amount, in each case for such Distribution Date, over (ii) the Uncertificated Accrued Interest on the Corresponding REMIC II Marker Interests for such Distribution Date, with the rate on each such REMIC II Regular Interest subject to a cap equal to the lesser of (i) LIBOR plus the applicable Pass-Through Margin of its Corresponding Class and (ii) the Group I REMIC Cap; provided, however, that solely for this purpose, calculations of the Pass-Through Rate and the related caps with respect to each Corresponding REMIC II Marker Interest shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

Maximum II-LTZZ Uncertificated Accrued Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) accrued interest at the Uncertificated REMIC A2 Pass-Through Rate applicable to REMIC A2 Regular Interest II-LTZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC A2 Regular Interest II-LTZZ minus the REMIC A2 Overcollateralized Amount, in each case for such Distribution Date, over (ii) the Uncertificated Accrued


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

Interest on the Corresponding REMIC A2 Marker Interests for such Distribution Date, with the rate on each such REMIC A2 Regular Interest such to a cap equal to the lesser of (i) LIBOR plus the applicable Pass-Through Margin of its Corresponding Class and (ii) the Group II REMIC Cap; provided, however, that solely for this purpose, calculations of the Pass-Through Rate and related caps with respect to each Corresponding REMIC A2 Marker Interest shall be multiplied by a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 30.

MERS: MERSCORP, Inc., its successor and assigns.

MERS Designated Mortgage Loan: A Mortgage Loan for which (a) the Seller has designated or will designate MERS as, and have taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller and its successors and assigns, in accordance with MERS Procedures Manual and (b) the Seller has designated or will designate the Trustee as the Investor on the MERS(R) System.

MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS(R) System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

Monthly Advance: With respect to any Group I Mortgage Loan on any Determination Date, an amount equal to the portion of each Scheduled Monthly Payment due in the Due Period to which such Determination Date relates that is delinquent at the close of business on such Determination Date, excluding any balloon payment or any shortfalls attributable to the Relief Act, and, with respect to any Group II Mortgage Loan on any Determination Date, an amount equal to the minimum payment, as specified in the related Mortgage Note, that is delinquent at the close of business on such Distribution Date, excluding any balloon payment or any shortfalls attributable to the Relief Act.

Moody's: Moody's Investors Service, Inc.

Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on an estate in fee simple or leasehold estate in real property securing the Mortgage Note.

Mortgage File: The mortgage documents listed on Exhibit C hereto pertaining to a particular Mortgage Loan.

Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan sold and subject to this Agreement being identified on the Mortgage Loan Schedule hereto, which Mortgage Loan includes without limitation the Mortgage File, the Scheduled Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents: The documents referred to in Section (a) of Exhibit C.


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

Mortgage Loan Purchase Agreement: Any of (i) the Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2006, by and between Washington Mutual Mortgage Securities Corp., as seller, and the Sponsor, Mercury Mortgage Finance Statutory Trust, Seller, as purchasers; and (ii) the Purchase Price and Terms Letter, dated as of November 22, 2006, which incorporates by reference the Flow Sale and Servicing Agreement, dated as of April 21, 2006, by and between the Sponsor, the Seller, Mercury Mortgage Finance Statutory Trust, as purchasers, and IndyMac Bank, F.S.B., as seller.

Mortgage Loan Remittance Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the Servicing Fee Rate and the LPMI Fee Rate (except the LPMI Fee Rate with respect to the Triad Policy).

Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee, or the Custodian on its behalf, as part of the Trust Fund and from time to time subject to this Agreement attached hereto as Schedule A that sets forth the information required on Exhibit B for each Mortgage Loan.

Mortgage Note: With respect to any Mortgage Loan, the original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under such Mortgage Loan, including any riders or addenda thereto.

Mortgage Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

Mortgaged Property: With respect to any Mortgage Loan, the real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor: With respect to any Mortgage Loan, the obligor on a Mortgage Note.

Negative Amortization: The increase in the Stated Principal Balance of a Group II Mortgage Loan from the Cut-off Date as a result of the Scheduled Monthly Payment on any such Mortgage Loan being less than the accrued interest on such Mortgage Loan.

Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payments made with respect to such Distribution Date.

Net Swap Payment: The amount, if any, owed to the Swap Provider after netting any amounts due from the Swap Provider with respect to any Distribution Date.

Non-Mortgagor Prepayment Premium Payment Amount: With respect to any Mortgage Loan that is prepaid in full and that is subject to a Prepayment Premium, in any case where the Mortgage Loan Schedule indicates that the Issuing Entity owns such Prepayment Premium, the amount payable by the related Servicer in respect of any such Prepayment Premium that is waived or not collected. Such amount shall equal the difference between the amount of Prepayment Premium due by the related Mortgagor (and not properly waived) and the actual amount paid. Such


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

amounts, to the extent payable by the related Servicer pursuant to its Servicing Agreement, shall not be part of any Trust REMIC.

Non-permitted Foreign Holder: As defined in Section 9.02.

Non-recoverable Advance: Any Servicing Advance (in respect of the related Servicer only) or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property by the related Servicer or Master Servicer (in its capacity as successor servicer) which, in the good faith judgment of the related Servicer or Master Servicer, as applicable, in accordance with Accepted Servicing Practices will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, ultimately be recoverable by such Servicer or Master Servicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds or otherwise. The determination by the related Servicer that all or a portion of a Servicing Advance or Monthly Advance would be a Non-recoverable Advance shall be evidenced by an Officer's Certificate delivered to the Master Servicer and the Securities Administrator setting forth such determination and a reasonable explanation thereof.

Non-U.S. Person: A Person that is not a U.S. Person.

Notional Amount: With respect to any Distribution Date and the Class I-C-1 REMIC III Regular Interest, the Class I-C-1 REMIC VII Regular Interest and the Class I-C-1 Certificates, a notional amount equal to the aggregate Uncertificated Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest I-LTP, REMIC II Regular Interest I-LTR and REMIC II Regular Interest I-LTIO). With respect to any Distribution Date and the Class II-C REMIC A3 Regular Interest, the Class II-C REMIC A5 Regular Interest and the Class II-C Certificates, a notional amount equal to the aggregate Uncertificated Balance of the REMIC A2 Regular Interests (other than REMIC A2 Regular Interest II-LTP, REMIC A2 Regular Interest II-LTR and REMIC A2 Regular Interest II-LTF).

Offered Certificates: The Class I and Class II Certificates.

Officer's Certificate: A certificate (a) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President, an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, as the case may be, or (b), if provided for in this Agreement, signed by a Servicing Officer and delivered to the Depositor, the Master Servicer, the Securities Administrator and the Trustee, as the case may be, as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, which shall not be at the expense of the Master Servicer, the Securities Administrator or the Trustee, who may be counsel for the Seller, the Servicer, the Custodian, the Depositor, the Master Servicer, the Securities Administrator or the Trustee, including in-house counsel, reasonably acceptable to the Securities Administrator, the Trustee and/or the Master Servicer, as applicable; provided, however, that with respect to the interpretation or application of the federal income tax or ERISA matters, such counsel must be nationally recognized as expert in the federal income tax


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

or ERISA aspects, as applicable, of asset securitization and must be Independent of the Securities Administrator, the Trustee and the Master Servicer.

Originator: Any of Washington Mutual Mortgage Securities Corp. and IndyMac Bank, F.S.B.

Outstanding: As of the date of determination, all Certificates theretofore executed authenticated and delivered under this Agreement except:

     (a) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

     (b) Certificates the payment for which money in the necessary amount has been theretofor deposited with the Securities Administrator in trust for the Holders of such Certificates (provided, however, that if such Certificates are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement or provision for such notice has been made, satisfactory to the Securities Administrator); and

     (c) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement unless proof satisfactory to the Securities Administrator is presented that any such Certificates are held by a bona fide purchaser;

provided, that in determining whether the Certificateholders of the requisite Outstanding Balance of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder. Certificates owned by the Depositor, any Servicer, or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded (unless such action requires the consent, waiver, request or demand of 100% of the outstanding balance represented by a particular Class and 100% of the outstanding balance represented by such Class is registered in the name of one or more of the foregoing entities). Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Depositor, any Servicer, or any Affiliate of any of the foregoing Persons.

Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.


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


Pass-Through Margin: With respect to the Offered Certificates, the following percentages:

                                        Prior to Margin      On and After Margin
                                          Stepup Date           Stepup Date
         Class I-A-1 Certificates            0.160%                0.320%
         Class I-A-2 Certificates            0.210%                0.420%
         Class I-B-1 Certificates            0.310%                0.465%
         Class I-B-2 Certificates            0.430%                0.645%
         Class I-B-3 Certificates            0.950%                1.425%
         Class I-B-4 Certificates            2.150%                3.225%
         Class II-A-1 Certificates           0.140%                0.280%
         Class II-A-2 Certificates           0.190%                0.380%
         Class II-A-3 Certificates           0.240%                0.480%
         Class II-B-1 Certificates           0.300%                0.450%
         Class II-B-2 Certificates           0.400%                0.600%
         Class II-B-3 Certificates           0.420%                0.630%
         Class II-B-4 Certificates           0.500%                0.750%
         Class II-B-5 Certificates           0.600%                0.900%
         Class II-B-6 Certificates           1.500%                2.250%

Pass-Through Rate: With respect to the Offered Certificates, a per annum rate equal to the least of (a) LIBOR plus the related Pass-Through Margin, (b) 10.50% per annum and (c) the Group I or Group II Net Rate Cap for such Distribution Date, as applicable. For federal income tax purposes, each reference to a Net Rate Cap in the applicable Pass-Through Rate shall be deemed to be a reference to the Group I REMIC Cap or the Group II REMIC Cap, as applicable.

     With respect to the REMIC I Regular Interests, the Uncertificated REMIC I Pass-Through Rate. With respect to the REMIC II Regular Interests, the Uncertificated REMIC II Pass-Through Rate. With respect to the REMIC III Regular Interests (other than the Class I-C-1 REMIC III Regular Interest and the Class I-Swap-IO REMIC III Regular Interest), the Uncertificated REMIC III Pass-Through Rate. With respect to the REMIC A1 Regular Interests, the Uncertificated REMIC A1 Pass-Through Rate. With respect to the REMIC A2 Regular Interests, the Uncertificated REMIC A2 Pass-Through Rate. With respect to the REMIC A3 Regular Interests (other than the Class II-C REMIC A3 Regular Interest and the Class II-F REMIC A3 Regular Interest), the Uncertificated REMIC A3 Pass-Through Rate.

     With respect to the Class I-C-1 REMIC III Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of interest on the Uncertificated Balance of each REMIC II Regular Interest listed in clause (y) at a rate equal to the related Uncertificated REMIC II Pass-Through Rate minus the Group I Marker Rate and 100% of the interest on REMIC II Regular Interest I-LTP and REMIC II Regular Interest I-LTR and the denominator of which is (y) the


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

aggregate Uncertificated Balance of each REMIC II Regular Interest (other than REMIC II Regular Interest I-LTP, REMIC II Regular Interest I-LTR and REMIC II Regular Interest I-LTIO).

     With respect to the Class I-C-1 REMIC V Regular Interest, 100% of the amounts distributable with respect to the Class I-C-1 REMIC II Regular Interest. With respect to the Class I-C-1 Certificates, 100% of the amounts distributable with respect to the Class I-C-1 REMIC V Regular Interest.

     With respect to the Class I-Swap-IO REMIC III Regular Interest, 100% of the amounts distributable with respect to the REMIC II Regular Interest I-LTIO. With respect to the Class I-Swap-IO REMIC VII Regular Interest, 100% of the amounts distributable with respect to the Class I-Swap-IO REMIC III Regular Interest.

     With respect to the Class I-B-4 REMIC IV Regular Interest, 100% of the amounts distributable with respect to the Class I-B-4 REMIC III Regular Interest.

     With respect to the Class II-C REMIC A3 Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of interest on the Uncertificated Balance of each REMIC A2 Regular Interest listed in clause (y) at a rate equal to the related Uncertificated REMIC A2 Pass-Through Rate minus the Group II Marker Rate and 100% of the interest on REMIC A2 Regular Interest II-LTP and REMIC A2 Regular Interest II-LTR and the denominator of which is (y) the aggregate Uncertificated Balance of each REMIC A2 Regular Interest (other than REMIC A2 Regular Interest II-LTP, REMIC A2 Regular Interest II-LTR and REMIC A2 Regular Interest II-LTF).

     With respect to the Class II-C REMIC A5 Regular Interest, 100% of the amounts distributable with respect to the Class II-C REMIC A3 Regular Interest. With respect to the Class II-C Certificates, 100% of the amounts distributable with respect to the Class II-C REMIC A5 Regular Interest and 100% of the amounts distributable with respect to the Class II-F REMIC A5 Regular Interest.

     With respect to the Class II-F REMIC A3 Regular Interest, 100% of the amounts distributable with respect to the REMIC A2 Regular Interest II-LTF. With respect to the Class II-F REMIC A5 Regular Interest, 100% of the amounts distributable with respect to the Class II-F REMIC A3 Regular Interest.

     With respect to the Class II-B-6 REMIC A4 Regular Interest, 100% of the amounts distributable with respect to the Class II-B-6 REMIC A3 Regular Interest.

     The  Class  P  Certificates,   Class  R  Certificates   and  the  Class  RX
Certificates shall not have a Pass-Through Rate.

Pass-Through Regular Interests: Any of the Class I-Swap-IO REMIC III Regular Interest, Class I-B-4 REMIC IV Regular Interest, Class I-C-1 REMIC V Regular
Interest, Class I-Swap-IO REMIC VII Regular Interest, Class II-F REMIC A3 Regular Interest, Class II-B-6 REMIC A4 Regular Interest, Class II-C REMIC A5 Regular Interest and Class II-F REMIC A5 Regular Interest.


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

Paying Agent: The Person appointed to make distributions on the Certificates, which initially shall be the Securities Administrator.

Payment Adjustment Date: With respect to any Group II Mortgage Loan, each date on which the Scheduled Monthly Payment for such Mortgage Loan is adjusted, as indicated on the Mortgage Loan Schedule.

Payment Cap: With respect to any Mortgage Loan, the limit, if any, contained in the related Mortgage Note restricting the adjustment of the related Scheduled Monthly Payment on any Payment Adjustment Date, as indicated on the Mortgage Loan Schedule.

PCAOB: The Public Company Accounting Oversight Board.

Percentage Interest: As to any Certificate (other than the Class C Certificates), the percentage equal to the percentage obtained by dividing the initial Certificate Principal Balance of such Certificate by the initial aggregate Certificate Principal Balances of all Certificates of such Class and, with respect to the Class C Certificates, the percentage interest set forth on the face thereof, provided, however, that the sum of all such percentages for the Class C Certificates shall total 100%.

Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Trustee, the Master Servicer, the Securities Administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (b) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America, any state thereof or the District of Columbia and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the Certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (c) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) incorporated under the laws of the United States of America, any state thereof or the District of Columbia and rated "A" or higher by the rating agencies rating the Certificates;


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

          (d) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, any state thereof or the District of Columbia and that are rated by each rating agency rating the Certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is issued by any corporation rated incorporated under the laws of the United States of America, any state thereof or the District of Columbia that is rated by each rating agency rating the Certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (f) units of United States money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating the Certificates and such fund; and

          (g) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each rating agency rating the Certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior Certificates;

     provided, however, that in each case, such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on, or managing or advising, such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, further, however, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payments of both principal and interest derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

Permitted Transferee: Any person other than:

     (a) a Disqualified Organization;


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          (b) a Non-U.S.  Person unless such  Non-U.S.  Person has furnished the transferor and the Securities Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form; and

          (c) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an ownership interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.

Person: Any individual,  corporation,  partnership,  joint venture, association,
joint-stock   company,   limited  liability   company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the related Prepayment Period and that the related Servicer applied to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding calendar month, an amount equal to interest at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Distribution Date.

Prepayment Period: With respect to any Distribution Date and Servicer, the calendar month preceding the month in which the Distribution Date occurs, or such other period as set forth in the related Servicing Agreement.

Prepayment Premium: With respect to a Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the Mortgage Loan Schedule.

Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance (including any LPMI Policy) or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the related Servicing Agreement, as applicable.

Private Certificate: Any of the Class I-C-1, Class I-C-2, Class I-P, Class II-C, Class II-P, Class R or Class RX, which Certificates that are not registered under the Securities Act.

Prospectus: The prospectus supplement, dated January 24, 2007, together with the
accompanying   prospectus   dated  July  20,  2006,   relating  to  the  Offered
Certificates.

Qualified Substitute Mortgage Loan: A Mortgage Loan substituted for a Deleted Mortgage Loan which must, on the date of such substitution, meet the following criteria:


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          (a) have a Stated Principal Balance,  after deduction of all Scheduled
     Monthly Payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Stated Principal Balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan;

          (b) have a Mortgage Rate not less than, and not more than two percentage points (2%) greater than, the Mortgage Rate of the Deleted Mortgage Loan;

          (c) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan;

          (d) comply with each representation and warranty set forth in Section 2.07;

          (e) be of the same type as the Deleted Mortgage Loan;

          (f) have a Gross Margin not less than that of the Deleted Mortgage Loan, if the Deleted Mortgage Loan was an Adjustable Rate Mortgage Loan;

          (g) have at least the same lien priority as the lien priority of the Deleted Mortgage Loan;

          (h) have the same Index as the Deleted Mortgage Loan;

          (i) have a credit  score not less than  that of the  Deleted  Mortgage
     Loan;

          (j) have an LTV not greater than that of the Deleted Mortgage Loan;

          (k) have a credit grade not lower in quality than that of the Deleted Mortgage Loan.

Rating Agency: Each of Moody's and S&P.

Realized Loss: With respect to any (1) Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (a) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (b) interest on the Stated Principal Balance of such Liquidated Mortgage Loan at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds related to such Mortgage Loan are required to be distributed, minus (c) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred (to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan), (2) Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation and (3) Mortgage Loan which has become the subject of a Debt Service Reduction, the amount, if any, by which the principal portion of the related Scheduled Monthly Payment has been reduced.


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Record Date: As to any  Distribution  Date and with respect to all  Certificates
(other than the Class C, Class P, Class R and the Class RX Certificates), the last Business Day preceding such Distribution Date. With respect to the Class C, Class P, Class R and Class RX Certificates, the last Business Day of the calendar month preceding the month in which the Distribution Date occurs.

Regular Interest: A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

Regulation AB: Subpart 229.1100 Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1110-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Reinvestment Agreement: A guaranteed reinvestment agreement from a bank, insurance company or other corporation or entity organized under the laws of the United States or any state thereof under which no payments are subject to any withholding tax or, if subject to withholding tax imposed by any jurisdiction, the obligor thereunder is required to make "gross up" payments that cover the full amount of any such withholding tax on an after-tax basis; provided that such agreement provides that it is terminable by the purchaser, without premium or penalty, in the event that the rating assigned to such agreement by any Rating Agency is at any time lower than the rating required pursuant to the terms of this Agreement to be assigned to such agreement in order to permit the purchase thereof.

Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit 1122 attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or the Custodian, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act: The Servicemembers Civil Relief Act, as such may be amended from time to time, or any similar state or local laws.

Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (b) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

REMIC I Regular Interests: REMIC I Regular Interest I-1-A through REMIC I Regular Interest I-84-B, as designated in the Preliminary Statement. Each such interest represents the beneficial ownership interests in REMIC I as a Regular Interest in REMIC I. Each REMIC I Regular Interest shall accrue interest at the


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related  Uncertificated  REMIC I Pass-Through  Rate in effect from time to time, and shall be entitled to principal, if any, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

REMIC II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Accrual Periods for the indicated REMIC II Regular Interests for such Distribution Date) equal to (a) the product of (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans and REO Properties then outstanding and (ii) the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest I-LTAA minus the Group I Marker Rate, divided by (b) 12.

REMIC II  Overcollateralized  Amount: With respect to any date of determination,
(i) 1.0% of the aggregate Uncertificated Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest I-LTIO) minus (ii) the aggregate Uncertificated Balance of the Corresponding REMIC II Marker Interests and REMIC II Regular Interest I-LTP in each case as of such date of determination.

REMIC II Overcollateralization Target Amount: 1.0% of the Group I Target Overcollateralization Amount.

REMIC II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) one minus a fraction, the numerator of which is two times the aggregate Uncertificated Balance of the Corresponding REMIC II Marker Interests and REMIC II Regular Interest I-LTZZ and the denominator of which is the aggregate Uncertificated Balance of the Corresponding REMIC II Marker Interests.

REMIC II Regular Interests: REMIC II Regular Interest I-LTAA, REMIC II Regular Interest I-LTA-1, REMIC II Regular Interest I-LTA-2, REMIC II Regular Interest I-LTB-1, REMIC II Regular Interest I-LTB-2, REMIC II Regular Interest I-LTB-3, REMIC II Regular Interest I-LTB-4, REMIC II Regular Interest I-LTP, REMIC II Regular Interest I-LTR and REMIC II Regular Interest I-LTIO, as designated in the Preliminary Statement. Each such interest represents the beneficial ownership interests in REMIC II as a Regular Interest in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and (other than REMIC II Regular Interest I-LTIO) shall be entitled to principal subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

REMIC III Regular Interests: Class I-A-1 REMIC III Regular Interest, Class I-A-2 REMIC III Regular Interest, Class I-B-1 REMIC III Regular Interest, Class I-B-2 REMIC III Regular Interest, Class I-B-3 REMIC III Regular Interest, Class I-B-4 REMIC III Regular Interest, Class I-C-1 REMIC III Regular Interest, Class I-P REMIC III Regular Interest and Class I-Swap-IO REMIC III Regular Interest, as designated in the Preliminary Statement. Each such interest represents the beneficial ownership interests in REMIC III as a Regular Interest in REMIC III. Each REMIC III Regular Interest shall accrue interest at the related


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Uncertificated  REMIC III  Pass-Through  Rate in effect  from time to time,  and
(other than Class I-Swap-IO REMIC REMIC III Regular Interest) shall be entitled to principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

REMIC A1 Regular Interests: REMIC A1 Regular Interest II-30 and REMIC A1 Regular Interest II-40, as designated in the Preliminary Statement. Each such interest represents the beneficial ownership interests in REMIC A1 as a Regular Interest in REMIC A1. Each REMIC A1 Regular Interest shall accrue interest at the related Uncertificated REMIC A1 Pass-Through Rate in effect from time to time, and shall be entitled to principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

REMIC A2 Interest Loss Allocation Amount: With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Accrual Periods for the indicated REMIC A2 Regular Interests for such Distribution Date) equal to (a) the product of (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans and REO Properties then outstanding and (ii) the Uncertificated REMIC A2 Pass-Through Rate for REMIC A2 Regular Interest II-LTAA minus the Group II Marker Rate, divided by (b) 12.

REMIC A2  Overcollateralized  Amount: With respect to any date of determination,
(i) 1.0% of the aggregate Uncertificated Balance of the Uncertificated REMIC A2 Regular Interests (other than REMIC A2 Regular Interest II-LTF) minus (ii) the aggregate Uncertificated Balance of the Corresponding REMIC A2 Marker Interests and REMIC A2 Regular Interest II-LTP in each case as of such date of determination.

REMIC A2 Overcollateralization Target Amount: 1.0% of the Group II Target Overcollateralization Amount.

REMIC A2 Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) one minus a fraction, the numerator of which is two times the aggregate Uncertificated Balance of the Corresponding REMIC A2 Marker Interests and REMIC A2 Regular Interest II-LTZZ and the denominator of which is the aggregate Uncertificated Balance of the Corresponding REMIC A2 Marker Interests.

REMIC A2 Regular Interests: REMIC A2 Regular Interest II-LTAA, REMIC A2 Regular Interest II-LTA-1, REMIC A2 Regular Interest II-LTA-2, REMIC A1 Regular Interest II-LTA-3, REMIC A2 Regular Interest II-LTB-1, REMIC A2 Regular Interest
II-LTB-2,  REMIC  A2  Regular  Interest  II-LTB-3,  REMIC  A2  Regular  Interest
II-LTB-4, REMIC A2 Regular Interest II-LTB-5, REMIC A2 Regular Interest II-LTB-6, REMIC A2 Regular Interest II-LTP, REMIC A2 Regular Interest II-LTF and REMIC A2 Regular Interest II-LTR. Each such interest represents the beneficial ownership interests in REMIC A2 as a Regular Interest in REMIC A2. Each REMIC A2 Regular Interest shall accrue interest at the related Uncertificated REMIC A2 Pass-Through Rate in effect from time to time, and (other than REMIC A2 Regular Interest II-LTF) shall be entitled to principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.


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

REMIC A3 Regular Interests: Class II-A-1 REMIC A3 Regular Interest, Class II-A-2 REMIC A3 Regular Interest, Class II-A-3 REMIC A3 Regular Interest, Class II-B-1 REMIC A3 Regular Interest, Class II-B-2 REMIC A3 Regular Interest, Class II-B-3 REMIC A3 Regular Interest, Class II-B-4 REMIC A3 Regular Interest, Class II-B-5 REMIC A3 Regular Interest, Class II-B-6 REMIC A3 Regular Interest, Class II-F REMIC A3 Regular Interest, Class II-P REMIC A3 Regular Interest and Class II-C REMIC A3 Regular Interest. Each such interest represents the beneficial ownership interests in REMIC A3 as a Regular Interest in REMIC A3. Each REMIC A3 Regular Interest shall accrue interest at the related Uncertificated REMIC A3 Pass-Through Rate in effect from time to time, and (other than Class II-F REMIC A3 Regular Interest) shall be entitled to principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

REMIC Regular Interest: Any of the REMIC I Regular Interests, REMIC II Regular Interests, REMIC III Regular Interests, REMIC A1 Regular Interests, REMIC A2 Regular Interests, REMIC A3 Regular Interests, Class I-B-4 REMIC IV Regular Interest, Class I-C-1 REMIC V Regular Interest, Class I-P REMIC VI Regular
Interest, Class I-Swap-IO REMIC VII Regular Interest, Class II-B-6 REMIC A4 Regular Interest, Class II-C REMIC A5 Regular Interest, Class II-F REMIC A5 Regular Interest and Class II-P REMIC A6 Regular Interest.

REO Disposition: The sale or other disposition of REO Property.

REO Disposition Proceeds: All amounts received with respect to an REO Property pursuant to the applicable Servicing Agreement.

REO Property: A Mortgaged Property acquired by a Servicer on behalf of the Issuing Entity through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Reportable Event: As defined in Section 4.05(a)(iii).

Repurchase Price: With respect to any Mortgage Loan required to be purchased pursuant to this Agreement (other than pursuant to Section 11.01), an amount equal to the sum of (a) 100% of the Stated Principal Balance of the Mortgage Loan on the date of such purchase, (b) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month following the month in which the Repurchase Price is to be distributed to the Certificateholders, (c) any unreimbursed Advances and (d) any costs and damages incurred in connection with the violation by such Mortgage Loan of any predatory or anti-abusive lending law.


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Request for Release:  The Request for Release  submitted by the related Servicer to the Trustee or the Custodian on behalf of the Trustee, in the form of Exhibit D or in the form attached as an exhibit to the Custodial Agreement.

Reserve Account: Each trust account created and maintained by the Securities Administrator pursuant to Section 8.02. The Reserve Accounts shall not be assets of any REMIC formed under this Agreement.

Residual Certificates: The Class R Certificates and the Class RX Certificates.

Residual Interest: The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

Responsible Officer: With respect to:

     (a) the Trustee, any managing director, any director, vice president, any assistant vice president, any associate, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, the matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement;

     (b) the Securities Administrator, any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any trust officer or any other officer or employee of the Securities Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement; and

     (c) the Master Servicer, any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any trust officer or any other officer or employee of the Master Servicer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

Rolling Three Month Delinquency Rate: With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Distribution Dates) immediately preceding Due Periods.

Rule 144A Letter: As defined in Section 9.02.

S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.


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Sarbanes-Oxley  Act:  The  Sarbanes-Oxley  Act of 2002,  as amended from time to time, and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

Sarbanes-Oxley Certification: A written certification signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous that then form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

Scheduled Monthly Payment: Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction or pursuant to the Relief Act (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Monthly Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Securities Administrator: Wells Fargo Bank, N.A., or any successor or assigns in its capacity as Securities Administrator under this Agreement.

Seller: Maia Mortgage Finance Statutory Trust, or any successor.

Servicer: Any of Washington Mutual Bank and IndyMac Bank, F.S.B., and their successors in interest or assigns or any successor to the Servicers under the Servicing Agreements.

Servicer Event of Default: Any one of the conditions or circumstances enumerated in the applicable Servicing Agreement.

Servicer Remittance Date: The day in each calendar month on which each Servicer is required to remit payments to the Distribution Account, as provided in the related Servicing Agreement.

Servicer Report: The reports provided by each Servicer to the Master Servicer and the Securities Administrator pursuant to the related Servicing Agreement.

Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) other than Monthly Advances incurred prior to, on or after the Cut-off Date in the performance by each Servicer of its servicing obligations, including, but not limited to, the cost of (a) the inspection, maintenance, preservation, restoration and protection of any Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, in respect of a particular
Mortgage Loan, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS(R) System, (c) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, (d) compliance with the obligations under that applicable Servicing Agreement and (e) obtaining any legal documentation required to be included in the Mortgage File and/or correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) reasonably necessary for each Servicer to perform its obligations under this Agreement. Servicing Advances also include any reasonable "out-of-pocket" costs and expenses (including legal fees) incurred by each Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or an Assignment of Mortgage to the extent not recovered from the Mortgagor or otherwise payable under this Agreement.

Servicing Agreement: Any of the following agreements:

          (a) That certain Servicing Agreement, dated as of November 1, 2006 by and between Washington Mutual Bank, as servicer, and the Sponsor, Mercury Mortgage Finance Statutory Trust and the Seller, as purchasers, as amended by the Reconstituted Servicing Agreement dated as of January 25, 2007, by and among Washington Mutual Bank, the Seller, the Depositor, and Wells Fargo Bank, N.A. and acknowledged by the Trustee; and

          (b) The Flow Sale and Servicing Agreement dated as of April 21, 2006 by and between IndyMac Bank, F.S.B. as the company and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and the Seller as purchasers, as amended by the Reconstituted Servicing Agreement dated as of January 25, 2007 by and between IndyMac Bank, F.S.B., the Depositor, the Seller and Wells Fargo Bank, N.A. (and acknowledged by the Trustee).

Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: With respect to each Mortgage Loan and each Servicer, the amount of the annual fee payable on account of servicing, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) of such Scheduled Monthly Payment collected by the Servicer, or as otherwise provided under the applicable Servicing Agreement.

Servicing Fee Rate: With respect to each Mortgage Loan serviced by Washington Mutual Bank, the rate set forth in the Mortgage Loan Schedule. With respect to the Mortgage Loans serviced by IndyMac Bank, F.S.B., 0.375% per annum.

Servicing File: With respect to each Mortgage Loan, the file retained by each Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents, the originals of which are delivered to the Custodian on behalf of the Trustee.

Servicing Function Participant: Any Subservicer or Subcontractor of a Servicer, the Master Servicer, the Trustee, the Custodian or the Securities Administrator, respectively.

Servicing Officer: Any officer of a Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by each Servicer on the Closing Date to the Master Servicer upon request, as such list may from time to time be amended.

Sponsor: Luminent Mortgage Capital, Inc.

Startup Day: As defined in Section 12.01(b) hereof.

Stated Principal Balance: With respect to any Mortgage Loan as of any date of determination, outstanding principal balance as of the Cut-off Date, after giving effect to the principal portion of any Scheduled Monthly Payments due on or before such date, whether or not received, increased by any Deferred Interest in respect of such Mortgage Loan on or prior to such date of determination and reduced by the sum of (a) the principal portion of all Scheduled Monthly Payments due on or before the Due Date in the Due Period immediately preceding such date of determination, whether or not received, and (b) all amounts allocable to unscheduled principal payments received on or before the last day of the Due Period immediately preceding such date of determination.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as servicing is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of a Servicer or a Subservicer, the Master Servicer, the Trustee, the Custodian or the Securities Administrator.

Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month.

Subservicer: Any Person that services the Mortgage Loans on behalf of any Servicer or any Subcontractor and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the related Servicer under this Agreement or the applicable Servicing Agreement that are identified in Item 1122(d) of Regulation AB.

Substituting Party: As defined in Section 2.10(a).

Substitution Adjustment Amount: As defined in Section 2.10(c).

Supplemental Interest Trust: The trust created pursuant to Section 8.04 and designated as the "Supplemental Interest Trust," consisting of the Swap Agreement, Cap Agreement, the Supplemental Interest Trust Trustee's rights under the Swap Agreement and Cap Agreement and the Swap Account and the Cap Account. The Supplemental Interest Trust is not an asset of any REMIC created hereunder.

Supplemental Interest Trust Trustee: The Securities Administrator or any successor Supplemental Interest Trust Trustee appointed as herein provided.

Swap Account: The Eligible Account created and maintained pursuant to Section 8.04.

Swap Agreement: The long-form Swap Confirmation dated as of January 25, 2007 between the Swap Provider and the Supplemental Interest Trust Trustee, the form of which is attached hereto as Exhibit N.

Swap LIBOR: As to any Distribution Date, LIBOR, as determined by the Swap Provider pursuant to the Swap Agreement with respect to such Distribution Date.

Swap Provider: The Royal Bank of Scotland plc.

Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Swap Agreement as a result of an Event of Default (as defined in the Swap Agreement) or a Termination Event (as defined in the Swap Agreement).

Swap Provider Trigger Event: An event under the Swap Agreement where the Swap Provider is the defaulting party or sole Affected Party (as defined in the Swap Agreement).

Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and Treasury regulation ss. 301.6231(a)(7)-1. Initially, the Tax Matters Person for REMICs I, II, III, A1, A2 and A3 shall be the Holder of the Class R Certificates, and the Tax Matters Person for REMICs IV, V, VI, VII, A4, A5 and A6 shall be the Holder of the Class RX Certificates. The Securities Administrator will be appointed as agent of each such Tax Matters Person pursuant to Section 12.01(k) herein unless otherwise designated.

Termination Price: As defined in Section 11.01.

Triad Policy: Each of the LMPI Policies issued by Triad Insurance Guaranty Corporation with respect to the Commitment Letters attached as Exhibit O.

Triad Premium: With respect to the Triad Policies and any Distribution Date, an amount equal to the product of (a) (i) 0.36%, with respect to the Group I Mortgage Loans, (ii) 0.48%, with respect to the Group II Mortgage Loans in each case multiplied by (b) the Stated Principal Balance of the covered Mortgage Loans as of the end of the calendar month preceding such Distribution Date, as more fully set forth in the applicable Triad Policy.

Trust Fund: As defined in Section 2.06.

Trustee: HSBC Bank USA, National Association and, if a successor trustee is appointed hereunder, such successor.

Trust REMIC: Each REMIC created under the terms of this Agreement.

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Uncertificated Accrued Interest: With respect to the Class I-C-1 REMIC III Regular Interest on each Distribution Date, an amount equal to one month's interest at its Pass-Through Rate on its Notional Amount. With respect to the Class II-C REMIC A3 Regular Interest on each Distribution Date, an amount equal to one month's interest at its Pass-Through Rate on its Notional Amount.

     With respect to each other interest-bearing REMIC Regular Interest (other than the Pass-Through Regular Interests) for any Distribution Date, one month's interest at the related Pass-Through Rate applicable to such REMIC Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date.

     In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and any Relief Act Reductions as provided in
Section 8.07. With respect to the Group II Regular Interests, Uncertificated Accrued Interest will be reduced by any Group II Allocated Net Deferred Interest as provided in Section 8.07. In addition, Uncertificated Accrued Interest with respect to each Distribution Date, as to any REMIC Regular Interest, shall be reduced by the interest portions of Realized Losses, if any, allocated to such REMIC Regular Interest.

     The Pass-Through Regular Interests shall be entitled to amounts in accordance with their respective Pass-Through Rates.

Uncertificated Balance: With respect to the Class I-C-1 REMIC III Regular Interest an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest I-LTIO) over (B) the then aggregate Certificate Principal Balance of the Class I Certificates and Class I-P Certificates plus one-half of the aggregate Certificate Principal Balance of the Class R and Class RX Certificates then outstanding. With respect to the Class II-C REMIC A3 Regular Interest an amount equal to the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group II Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class II Certificates and Class II-P Certificates plus one-half of the aggregate Certificate Principal Balance of the Class R and Class RX Certificates then outstanding.

     With respect to REMIC II Regular Interest I-LTIO, Class I-Swap-IO REMIC III Regular Interest, Class I-Swap-IO REMIC VII Regular Interest, Class II-LTF REMIC A2 Regular Interest, Class II-F REMIC A3 Regular Interest and Class II-F REMIC A5 Regular Interest, the respective Uncertificated Notional Amount.

     With respect to each other REMIC Regular Interest, the amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each such REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial

Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each such REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses. The Uncertificated Balance of REMIC II Regular Interest I-LTZZ shall be increased by interest deferrals as provided in
Section 8.07. The Uncertificated Balance of REMIC A2 Regular Interest II-LTZZ shall be increased by interest deferrals as provided in Section 8.07. The Uncertificated Balance of the Group II Regular Interests will be increased by the amount of Deferred Interest and/or Group II Allocated Net Deferred Interest allocated to such REMIC Regular Interests as provided in Section 8.07. The Uncertificated Balance of each REMIC Regular Interest shall never be less than zero.

Uncertificated Notional Amount: With respect to REMIC A2 Regular Interest II-LTF, an amount equal to Uncertificated Balance of REMIC X Regular Interest II-40. With respect to the Class II-F REMIC A3 Regular Interest, an amount equal to the Uncertificated Notional Amount of REMIC A2 Regular Interest II-LTF. With respect to the Class II-F REMIC A5 Regular Interest, an amount equal to the Uncertificated Notional Amount of the Class II-F REMIC A3 Regular Interest.

     With respect to the REMIC II Regular Interest I-LTIO and each Distribution Date listed below, the aggregate Uncertificated Balances of the REMIC I Regular Interests ending with the designation "A" listed below:

            Distribution
                Date                   REMIC I Regular Interests
            ------------               -------------------------
                  1                     I-1-A  through I-84-A
                  2                     I-2-A  through I-84-A
                  3                     I-3-A  through I-84-A
                  4                     I-4-A  through I-84-A
                  5                     I-5-A  through I-84-A
                  6                     I-6-A  through I-84-A
                  7                     I-7-A  through I-84-A
                  8                     I-8-A  through I-84-A
                  9                     I-9-A  through I-84-A
                 10                    I-10-A  through I-84-A
                 11                    I-11-A  through I-84-A
                 12                    I-12-A  through I-84-A
                 13                    I-13-A  through I-84-A
                 14                    I-14-A  through I-84-A
                 15                    I-15-A  through I-84-A
                 16                    I-16-A  through I-84-A
                 17                    I-17-A  through I-84-A
                 18                    I-18-A  through I-84-A
                 19                    I-19-A  through I-84-A
                 20                    I-20-A  through I-84-A
                 21                    I-21-A  through I-84-A

             Distribution
                Date                   REMIC I Regular Interests
            ------------               -------------------------
                 22                    I-22-A  through I-84-A
                 23                    I-23-A  through I-84-A
                 24                    I-24-A  through I-84-A
                 25                    I-25-A  through I-84-A
                 26                    I-26-A  through I-84-A
                 27                    I-27-A  through I-84-A
                 28                    I-28-A  through I-84-A
                 29                    I-29-A  through I-84-A
                 30                    I-30-A  through I-84-A
                 31                    I-31-A  through I-84-A
                 32                    I-32-A  through I-84-A
                 33                    I-33-A  through I-84-A
                 34                    I-34-A  through I-84-A
                 35                    I-35-A  through I-84-A
                 36                    I-36-A  through I-84-A
                 37                    I-37-A  through I-84-A
                 38                    I-38-A  through I-84-A
                 39                    I-39-A  through I-84-A
                 40                    I-40-A  through I-84-A
                 41                    I-41-A  through I-84-A
                 42                    I-42-A  through I-84-A
                 43                    I-43-A  through I-84-A
                 44                    I-44-A  through I-84-A
                 45                    I-45-A  through I-84-A
                 46                    I-46-A  through I-84-A
                 47                    I-47-A  through I-84-A
                 48                    I-48-A  through I-84-A
                 49                    I-49-A  through I-84-A
                 50                    I-50-A  through I-84-A
                 51                    I-51-A  through I-84-A
                 52                    I-52-A  through I-84-A
                 53                    I-53-A  through I-84-A
                 54                    I-54-A  through I-84-A
                 55                    I-55-A  through I-84-A
                 56                    I-56-A  through I-84-A
                 57                    I-57-A  through I-84-A
                 58                    I-58-A  through I-84-A
                 59                    I-59-A  through I-84-A
                 60                    I-60-A  through I-84-A
                 61                    I-61-A  through I-84-A
                 62                    I-62-A  through I-84-A
                 63                    I-63-A  through I-84-A
                 64                    I-64-A  through I-84-A

            Distribution
                Date                   REMIC I Regular Interests
            ------------               -------------------------
                 65                    I-65-A  through I-84-A
                 66                    I-66-A  through I-84-A
                 67                    I-67-A  through I-84-A
                 68                    I-68-A  through I-84-A
                 69                    I-69-A  through I-84-A
                 70                    I-70-A  through I-84-A
                 71                    I-71-A  through I-84-A
                 72                    I-72-A  through I-84-A
                 73                    I-73-A  through I-84-A
                 74                    I-74-A  through I-84-A
                 75                    I-75-A  through I-84-A
                 76                    I-76-A  through I-84-A
                 77                    I-77-A  through I-84-A
                 78                    I-78-A  through I-84-A
                 79                    I-79-A  through I-84-A
                 80                    I-80-A  through I-84-A
                 81                    I-81-A  through I-84-A
                 82                    I-82-A  through I-84-A
                 83                    I-83-A  and I-84-A
                 84                    I-84-A
             thereafter                 $0.00


Uncertificated REMIC I Pass-Through Rate: With respect to each REMIC I Regular Interest ending with the designation "A," a per annum rate equal to the weighted average of the Group I Net Mortgage Rates of the Group I Mortgage Loans multiplied by 2, subject to a maximum rate of the Fixed Payer Rate multiplied by
2. With respect to each REMIC I Regular Interest ending with the designation "B," a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Group I Net Mortgage Rates of the Group I Mortgage Loans over (ii) the Fixed Payer Rate multiplied by 2 (or 0.00% if there is no such excess).

Uncertificated REMIC II Pass-Through Rate: With respect to REMIC II Regular Interest I-LTAA, the Corresponding REMIC II Marker Interests, REMIC II Regular Interest I-LTZZ, REMIC II Regular Interest I-LTP and REMIC II Regular Interest I-LTR, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to each REMIC I Regular Interest ending with the designation "B", the weighted average of the Uncertificated REMIC I Pass-Through Rates for such REMIC I Regular Interests, weighted on the basis of the Uncertificated Balances of such REMIC I Regular Interests for each such Distribution Date and (y) with respect to REMIC I Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for each such REMIC I Regular Interest listed below, weighted on the basis of the Uncertificated Balances of each such REMIC I Regular Interest for each such Distribution Date:


 Distribution
     Date        REMIC I Regular Interest                    Rate
 ------------    ------------------------    --------------------------------------------------------
       1         I-1-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate

       2         I-2-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A                       Uncertificated REMIC I Pass-Through Rate

       3         I-3-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A and I-2-A             Uncertificated REMIC I Pass-Through Rate

       4         I-4-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-3-A         Uncertificated REMIC I Pass-Through Rate

       5         I-5-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-4-A         Uncertificated REMIC I Pass-Through Rate

       6         I-6-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-5-A         Uncertificated REMIC I Pass-Through Rate

       7         I-7-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-6-A         Uncertificated REMIC I Pass-Through Rate

       8         I-8-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-7-A         Uncertificated REMIC I Pass-Through Rate

       9         I-9-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-8-A         Uncertificated REMIC I Pass-Through Rate

      10         I-10-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-9-A         Uncertificated REMIC I Pass-Through Rate

      11         I-11-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-10-A        Uncertificated REMIC I Pass-Through Rate

      12         I-12-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-11-A        Uncertificated REMIC I Pass-Through Rate

      13         I-13-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-12-A        Uncertificated REMIC I Pass-Through Rate

      14         I-14-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-13-A        Uncertificated REMIC I Pass-Through Rate

      15         I-15-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-14-A        Uncertificated REMIC I Pass-Through Rate

      16         I-16-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-15-A        Uncertificated REMIC I Pass-Through Rate

      17         I-17-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-16-A        Uncertificated REMIC I Pass-Through Rate


 Distribution
     Date        REMIC I Regular Interest                    Rate
 ------------    ------------------------    --------------------------------------------------------
      18         I-18-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-17-A        Uncertificated REMIC I Pass-Through Rate

      19         I-19-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-18-A        Uncertificated REMIC I Pass-Through Rate

      20         I-20-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-19-A        Uncertificated REMIC I Pass-Through Rate

      21         I-21-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-20-A        Uncertificated REMIC I Pass-Through Rate

      22         I-22-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-21-A        Uncertificated REMIC I Pass-Through Rate

      23         I-23-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-22-A        Uncertificated REMIC I Pass-Through Rate

      24         I-24-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-23-A        Uncertificated REMIC I Pass-Through Rate

      25         I-25-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-24-A        Uncertificated REMIC I Pass-Through Rate

      26         I-26-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-25-A        Uncertificated REMIC I Pass-Through Rate

      27         I-27-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-26-A        Uncertificated REMIC I Pass-Through Rate

      28         I-28-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-27-A        Uncertificated REMIC I Pass-Through Rate

      29         I-29-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-28-A        Uncertificated REMIC I Pass-Through Rate

      30         I-30-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-29-A        Uncertificated REMIC I Pass-Through Rate

      31         I-31-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-30-A        Uncertificated REMIC I Pass-Through Rate

      32         I-32-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-31-A        Uncertificated REMIC I Pass-Through Rate

      33         I-33-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-32-A        Uncertificated REMIC I Pass-Through Rate

      34         I-34-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-33-A        Uncertificated REMIC I Pass-Through Rate


 Distribution
     Date        REMIC I Regular Interest                    Rate
 ------------    ------------------------    --------------------------------------------------------
      35         I-35-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-34-A        Uncertificated REMIC I Pass-Through Rate

      36         I-36-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-35-A        Uncertificated REMIC I Pass-Through Rate

      37         I-37-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-36-A        Uncertificated REMIC I Pass-Through Rate

      38         I-38-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-37-A        Uncertificated REMIC I Pass-Through Rate

      39         I-39-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-38-A        Uncertificated REMIC I Pass-Through Rate

      40         I-40-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-39-A        Uncertificated REMIC I Pass-Through Rate

      41         I-41-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-40-A        Uncertificated REMIC I Pass-Through Rate

      42         I-42-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-41-A        Uncertificated REMIC I Pass-Through Rate

      43         I-43-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-42-A        Uncertificated REMIC I Pass-Through Rate

      44         I-44-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-43-A        Uncertificated REMIC I Pass-Through Rate

      45         I-45-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-44-A        Uncertificated REMIC I Pass-Through Rate

      46         I-46-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-45-A        Uncertificated REMIC I Pass-Through Rate

      47         I-47-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-46-A        Uncertificated REMIC I Pass-Through Rate

      48         I-48-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-47-A        Uncertificated REMIC I Pass-Through Rate

      49         I-49-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-48-A        Uncertificated REMIC I Pass-Through Rate

      50         I-50-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-49-A        Uncertificated REMIC I Pass-Through Rate

      51         I-51-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-50-A        Uncertificated REMIC I Pass-Through Rate
      52         I-52-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of


 Distribution
     Date        REMIC I Regular Interest                    Rate
 ------------    ------------------------    --------------------------------------------------------
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-51-A        Uncertificated REMIC I Pass-Through Rate

      53         I-53-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-52-A        Uncertificated REMIC I Pass-Through Rate

      54         I-54-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-53-A        Uncertificated REMIC I Pass-Through Rate

      55         I-55-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-54-A        Uncertificated REMIC I Pass-Through Rate

      56         I-56-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-55-A        Uncertificated REMIC I Pass-Through Rate

      57         I-57-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-56-A        Uncertificated REMIC I Pass-Through Rate

      58         I-58-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-57-A        Uncertificated REMIC I Pass-Through Rate


      59         I-59-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-58-A        Uncertificated REMIC I Pass-Through Rate

      60         I-60-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-59-A        Uncertificated REMIC I Pass-Through Rate

      61         I-61-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-60-A        Uncertificated REMIC I Pass-Through Rate

      62         I-62-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-61-A        Uncertificated REMIC I Pass-Through Rate

      63         I-63-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-62-A        Uncertificated REMIC I Pass-Through Rate

      64         I-64-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-63-A        Uncertificated REMIC I Pass-Through Rate

      65         I-65-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-64-A        Uncertificated REMIC I Pass-Through Rate

      66         I-66-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-65-A        Uncertificated REMIC I Pass-Through Rate

      67         I-67-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-66-A        Uncertificated REMIC I Pass-Through Rate

      68         I-68-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-67-A        Uncertificated REMIC I Pass-Through Rate


 Distribution
     Date        REMIC I Regular Interest                    Rate
 ------------    ------------------------    --------------------------------------------------------
    69         I-69-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-68-A        Uncertificated REMIC I Pass-Through Rate

      70         I-70-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-69-A        Uncertificated REMIC I Pass-Through Rate

      71         I-71-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-70-A        Uncertificated REMIC I Pass-Through Rate

      72         I-72-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-71-A        Uncertificated REMIC I Pass-Through Rate

      73         I-73-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-72-A        Uncertificated REMIC I Pass-Through Rate

      74         I-74-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-73-A        Uncertificated REMIC I Pass-Through Rate

      75         I-75-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-74-A        Uncertificated REMIC I Pass-Through Rate

      76         I-76-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-75-A        Uncertificated REMIC I Pass-Through Rate

      77         I-77-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-76-A        Uncertificated REMIC I Pass-Through Rate

      78         I-78-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-77-A        Uncertificated REMIC I Pass-Through Rate

      79         I-79-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-78-A        Uncertificated REMIC I Pass-Through Rate

      80         I-80-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-79-A        Uncertificated REMIC I Pass-Through Rate

      81         I-81-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-80-A        Uncertificated REMIC I Pass-Through Rate

      82         I-82-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-81-A        Uncertificated REMIC I Pass-Through Rate

      83         I-83-A through I-84-A       2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate
                 I-1-A through I-82-A        Uncertificated REMIC I Pass-Through Rate

      84         I-1-A through I-84-A        2 multiplied by Swap LIBOR, subject to a maximum rate of
                                             Uncertificated REMIC I Pass-Through Rate

     With respect to REMIC II Regular Interest I-LTIO and (i) Distribution Dates 1 through 84, a per annum rate equal to the excess, if any, of (x) the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular

Interests including the designation "A," over (y) 2 times Swap LIBOR (or 0.00% if there is no such excess) and (ii) thereafter, 0.00%.

Uncertificated REMIC III Pass-Through Rate: As set forth in the Preliminary Statement.

Uncertificated REMIC A1 Pass-Through Rate: With respect to each REMIC A1 Regular Interest, the weighted average of the Group II Net Mortgage Rates of the Group II Mortgage Loans, calculated for this purpose without regard to clause (iv) of the definition of Group II Net Mortgage Rate.

Uncertificated REMIC A2 Pass-Through Rate: With respect to REMIC A2 Regular Interest II-LTAA, the Corresponding REMIC A2 Marker Interests, REMIC A2 Regular Interest II-LTZZ, REMIC A2 Regular Interest II-LTP and REMIC A2 Regular Interest II-LTR, (i) on any Distribution Date on or prior to the Distribution Date in
January 2017, a per annum rate equal to the weighted average of the Uncertificated REMIC A1 Pass-Through Rates for the REMIC A1 Regular Interests, or (ii) any Distribution Date thereafter, a per annum rate equal to the weighted average of (x) the Uncertificated REMIC A1 Pass-Through Rate for REMIC A1 Regular Interest II-30 for such Distribution Date, and (y) the excess, if any, of (A) the Uncertificated REMIC A1 Pass-Through Rate for REMIC A1 Regular Interest II-40 for such Distribution Date over (B) 1.00% per annum, in each cash weighted on the basis of the Uncertificated Balance of each such REMIC A1 Regular Interest for such Distribution Date.

     With respect to REMIC A2 Regular Interest II-LTF, (i) for any Distribution Date on or prior to the Distribution Date in January 2017, 0.00% and (ii) for any Distribution thereafter, 1.00%.

Uncertificated REMIC A3 Pass-Through Rate: As set forth in the Preliminary Statement.

Underwriter's Exemption: Any exemption listed in footnote 1 of, and amended by, PTE 2002-41 at 67 Fed. Reg. 54487 (August 22, 2002), or any substantially similar successor administrative exemption granted by the U.S. Department of Labor.

Underwriting Guidelines: Those underwriting guidelines employed by the Seller with respect to Mortgage Loans.

Unpaid Realized Loss Amount: For any Class of Certificates and any Distribution Date, the excess of (a) the aggregate Realized Losses allocated to such Class for such Distribution Date and all prior Distribution Dates over (y) the cumulative amount of any Excess Cash Flow allocated to such Class in reduction of such Unpaid Realized Loss Amount for all prior Distribution Dates.

U.S. Person: (a) A citizen or resident of the United States, (b) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation for federal income tax purposes (c) a partnership (unless Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a partnership for federal income tax purposes, none of the interests in which are owned, directly or indirectly through one or more intermediate entities, by a person that is not a U.S. Person within the meaning this paragraph, (d) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source,
(e) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible to be treated as United States persons).

Voting Interests: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Voting Interests will be allocated 98% to the Class I Certificates and Class II Certificates in proportion to the Certificate Principal Balances of their respective Certificates on any determination date. Voting Interests with respect to matters that affect only the Class I Certificates, but not the Class II Certificates, or vice versa, will be allocated 98% to the affected Class, in proportion to their respective certificate principal balance. The remaining Voting Interests shall be allocated 0.25% to the Class R Certificates and 0.25% to the Class RX Certificates, and 0.50% to each of the Class I-C-1, Class I-C-2 and Class II-C Certificates.

     SECTION 1.02    Calculations With Respect to the Mortgage Loans.
                     ------------------------------------------------

     Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans provided by the Servicers to the Master Servicer and the Securities Administrator. Payments and distributions to be made by the Securities Administrator shall be based on information provided by the Servicers. Neither the Trustee, the Master Servicer nor the Securities
Administrator shall be required to recompute, verify or recalculate the information supplied to it by the Servicers.

     SECTION 1.03     Calculations With Respect to Accrued Interest.
                      ----------------------------------------------

     All calculations of interest described herein with respect to any Class of Certificates, other than Class I-C-1 Certificates and the Class II-C Certificates, and the REMIC III Regular Interests (other than the Class I-C-1 REMIC III Regular Interest) and the REMIC A3 Regular Interests (other than the Class II-C REMIC A3 Regular Interest), shall be made on the basis of an assumed 360-day year and the actual number of days in the related Accrual Period. The Class I-C-1 Certificates and the Class II-C Certificates, the Class I-C-1 REMIC III Regular Interest, the Class II-C REMIC A3 Regular Interests, the REMIC Regular Interests (other than the REMIC III Regular Interests and the REMIC A3 Regular Interests) shall accrue interest on the basis of an assumed 360-day year consisting of twelve 30-day months.

     SECTION 1.04     Rules of Construction.
                      ----------------------

     Unless the context otherwise clearly requires:

     (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

     (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

     (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation;"

     (d) the word "will" shall be construed to have the same meaning and effect as the word "shall;"

     (e) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

     (f) any reference herein to any Person, or to any Person in a specified capacity, shall be construed to include such Person's permitted successors and assigns or such Person's permitted successors in such capacity, as the case may be; and

     (g) all references in this instrument to designated "Sections," "clauses" and other subdivisions are to the designated Sections, clauses and other subdivisions of this instrument as originally executed, and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, clause or other subdivision.

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS

     SECTION 2.01     Conveyance of Mortgage Loans to the Depositor.
                      ----------------------------------------------

     On the Closing Date, in exchange for the Certificates or the net proceeds thereof, the Seller does hereby sell, transfer, assign, or set over, deposit with and otherwise convey without recourse (except as provided herein), and the Depositor does hereby purchase, all right, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule, having a Cut-off Date Balance as set forth in such Mortgage Loan Schedule; provided, however that
(i) the Seller does not convey to the Depositor the Seller's right to receive amounts in excess of the Repurchase Price if a Mortgage Loan is repurchased by an Originator; and (ii) the Seller only conveys Prepayment Premiums to the extent that it acquired the rights thereto from the related Originator.

     (a) The Depositor shall be entitled to (i) all Scheduled Monthly Payments of principal due after the Cut-off Date, (ii) all other recoveries of principal collected after the Cut-off Date (less scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date), (iii) all Scheduled Monthly Payments of interest due after the Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date) and (iv) all Prepayment Premiums to the extent conveyed. Scheduled Monthly Payments prepaid with respect to a Due Date after the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date, but the Seller shall remit any such prepaid amounts to the related Servicer for deposit into the Custodial Account for the benefit of the Depositor.

     (b) Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest (but none of its obligations) under the Servicing Agreements and Mortgage Loan Purchase

Agreements, including the representations and warranties made by the transferors of Mortgage Loans to the Seller. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the such Agreements as if the Depositor had been a party to each such agreement.

     (c) In the case of Mortgage Loans that have been prepaid in full prior to the Closing Date, the Seller shall remit the amount so prepaid as part of the Closing Date Deposit Amount. In addition, the Seller shall remit to the Securities Administrator the remainder of the Closing Date Deposit Amount, if any.

     (d) Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File shall vest immediately in the Depositor, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall vest immediately in the Depositor and shall be retained and maintained by the Seller, in trust, at the will of the Depositor and only in such custodial capacity.

     (e) The Seller shall deliver the Mortgage Loan Schedule, the Mortgage Loan File and Mortgage Loan Documents to be purchased on the related Closing Date to the Custodian at least three Business Days prior to such Closing Date.

     SECTION 2.02     Conveyance of Mortgage Loans to the Issuing Entity.
                      ---------------------------------------------------

     (a) On the Closing Date, in exchange for the Certificates, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, for the benefit of the Certificateholders, without recourse (except as otherwise provided herein), all right, title and interest of the Depositor in and to the Mortgage Loans purchased by the Depositor from the Seller.

     (b) The Issuing Entity shall be entitled to all payments on the Mortgage Loans as provided in Section 2.01(a).

     (c) Concurrently with the execution and delivery of this Agreement, the Depositor hereby assigns to the Issuing Entity all of its rights and interest (but none of its obligations) under the Servicing Agreements and Mortgage Loan Purchase Agreements, including the representations and warranties made by the transferors of such Mortgage Loans to the Seller. The Issuing Entity hereby accepts such assignment, and shall be entitled to exercise all such rights of the Depositor under such Agreements as if the Issuing Entity had been a party to each such agreement.

     (d) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File shall vest immediately in the Issuing Entity, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall vest immediately in the Issuing Entity and shall be retained and maintained by the Seller, in trust, at the will of the Issuing Entity and only in such custodial capacity.

     (e) In connection with such transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders, the Mortgage File with respect to each Mortgage Loan, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Depositor shall vest immediately in the Trustee for the benefit of the Certificateholders and shall be retained and maintained by the Depositor, in trust, at the will of the Trustee for the benefit of the Certificateholders and only in such custodial capacity.

     SECTION 2.03     Assignment of Mortgage Loans.
                      -----------------------------

     (a) The Seller shall cause an Assignment of Mortgage with respect to each Mortgage Loan (other than a MERS Designated Mortgage Loan) to be completed in the form and substance acceptable for recording in the relevant jurisdiction, such assignment shall either be in blank or be endorsed to "HSBC Bank USA, National Association, as Trustee of Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1," without recourse," on or prior to the Closing Date. Except upon request of the applicable Servicer, the Assignments of Mortgage need not be recorded.

     (b) In connection with the assignment of any MERS Designated Mortgage Loan, the Seller agrees that, on or prior to the Closing Date, the Seller will cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Depositor which has assigned such Mortgage Loans to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the code in the field that identifies the specific Trustee and the code in the field "Pool Field" that identifies the series of the Certificates for which such Mortgage Loans serve as collateral. The Seller further agrees that it will not, and will not permit any Servicer to, and each of the Servicers and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any MERS Designated Mortgage Loan during the term of this Agreement unless and until such MERS Designated Mortgage Loan is repurchased in accordance with the terms of this Agreement.

     SECTION 2.04     Books and Records.
                      ------------------

     (a) To the extent provided in the Servicing Agreements: The contents of each Servicing File are and shall be held in trust by the related Servicer for the benefit of the Trustee on behalf of the Certificateholders. The related Servicer shall take all necessary steps to ensure that the documents required to be included in the Servicing File are complete and shall maintain the Servicing File as required by this Agreement, Accepted Servicing Practices and applicable law. Possession of each Servicing File by the related Servicer is at the will of the Trustee for the sole purpose of servicing the related Mortgage Loan and such retention and possession by the Seller is in a custodial capacity only. Each Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Trustee, unless such release is required as incidental to the Seller's servicing of the Mortgage Loans or is in connection with the transfer of servicing or a repurchase of any Mortgage Loan.


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

     (b) To the extent provided in the Servicing Agreements: All original documents relating to the Mortgage Loans that are not delivered to the Custodian, to the extent delivered to the related Servicer, are and shall be held by such Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian on behalf of the Trustee.

     (c) To the extent provided in the Servicing Agreements: Upon and after a sale of Mortgage Loans to the Trustee for the benefit of the Certificateholders, all proceeds arising out of the Mortgage Loans, as provided in Section 2.01(a) shall be received and held by the related Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

     (d)  Nothing  in  this  Agreement  shall  be  construed  to  constitute  an assumption by the Trust Fund, the Trustee, any Servicer or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     SECTION 2.05     Review of Documentation.
                      ------------------------

     (a) On the Closing Date, the Custodian will execute and deliver to the Depositor, the related Servicer and the Trustee an Initial Certification with respect to the Mortgage Loans. Based on its review and examination, and only as to the documents identified in the Initial Certification, the Custodian will acknowledge that (i) such documents appear regular on their face and relate to such Mortgage Loan and (ii) with respect to each MERS Designated Mortgage Loan, the MERS number on the Mortgage Loan Schedule matches the MERS number on the Mortgage for the related Mortgage File. The Custodian shall not be under any duty or obligation to inspect, review or examine such documents, instruments, Certificates or other papers to determine that the same are genuine, enforceable, recordable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     (b) Within 180 days after the Closing Date, the Custodian will execute and deliver to the Depositor, the Servicer, and the Trustee a Final Certification with any applicable exceptions noted therein. The Custodian shall (i) determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, Certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face and (ii) with respect to each MERS Designated Mortgage Loan, certify that the related Mortgage File contains a MERS number. The Custodian shall not have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

     (c) If in the course of the review described in paragraph (a) above, the Custodian discovers any document or documents constituting a part of a Mortgage File is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, as applicable (each, a "Material Defect"), the Custodian shall identify the


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

Mortgage Loan to which such Material Defect relates in the Final Certification. Within 90 days of its receipt of such notice, the Seller shall be required to cure such Material Defect (and, in such event, the Seller shall provide the Trustee and the Custodian with an Officer's Certificate confirming that such cure has been effected). If the Seller does not effect a cure within such 90-day period, it shall repurchase the related Mortgage Loan from the Trust Fund at the Repurchase Price; provided, however, that the Seller may, in lieu of repurchasing a Mortgage Loan, substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan subject to the provisions of Section 2.10, provided that such substitution occurs within two years of the Closing Date. The failure of the Trustee to deliver, or cause the Custodian to deliver, the Final Certification within 180 days from the Closing Date shall not affect or relieve the Seller of its obligation to repurchase any Mortgage Loan pursuant to this
Section 2.05 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

     (d) Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee and the Custodian with respect to the custody, acceptance, inspection and release of Mortgage Files, including but not limited to certain insurance policies and documents contemplated by this Agreement, and preparation and delivery of the certifications described in Section 2.05 shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.

     SECTION 2.06     Execution and Delivery of Certificates.
                      ---------------------------------------

     The Trustee acknowledges the transfer and assignment to it of the assets conveyed and sold to it hereunder (the "Trust Fund"). Concurrently with such transfer and assignment, the Securities Administrator has executed the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund, and, upon the written order of the Depositor, has authenticated the same Certificates. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement in accordance with the standard of care set forth herein.

     SECTION 2.07     Representations and Warranties of the Seller  with Respect
                      ----------------------------------------------------------
                      to the Mortgage Loans.
                      ----------------------

     (a) The Seller hereby makes the following representations and warranties to the Trustee on behalf of the Certificateholders as of the Closing Date with respect to the Mortgage Loans:

          (i) Each Mortgage Loan at the time it was originated complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

          (ii) No Mortgage Loan is a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary, Appendix E, in effect as of the Closing Date);

          (iii) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;


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

          (iv) As of the Cut-Off Date, no Mortgage Loan is more than 30 days delinquent. The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or even of acceleration, with respect to any Mortgage Loan; in addition, as of the Closing Date, no Mortgage Loan was in foreclosure, nor are foreclosure proceedings imminent with respect to any Mortgage Loan;

          (v) Each Mortgage Loan represents a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and applicable Treasury regulations promulgated thereunder.

          (vi) With respect to each representation and warranty with respect to any Mortgage Loan made by the Originators in the Mortgage Loan Purchase Agreements that is made as of the related Closing Date (as defined in the applicable Mortgage Loan Purchase Agreement), no event has occurred since the related Closing Date (as defined in the applicable Mortgage Loan Purchase Agreement) that would render such representations and warranties to be untrue in any material respect as of the Closing Date.

     (b) Upon discovery or receipt of written notice by any party that (i) the Seller or an Originator has breached any representation or warranty (or, with respect to representations and warranties made to the knowledge or best knowledge of Seller, if the substance of the representation or warranty is inaccurate notwithstanding the Seller's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation or warranty) in respect of a Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, or (ii) any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) and the related REMIC provisions of the Code, such party shall promptly notify the Trustee in writing of such breach, and the Trustee (and the Seller shall use its best efforts to enforce, and shall join the Trustee in enforcing, any such obligation of any Originator) shall enforce the Seller's or Originator's obligations hereunder and/or under any Mortgage Loan Purchase Agreement, as applicable, to repurchase or, subject to Section 2.10, substitute a Qualified Substitute Mortgage Loan for, the affected Mortgage Loan on or prior to the Determination Date following the expiration of the 90-day period following the earlier of the date on which the breach was discovered or notice of the breach was received by the Trustee; provided, however, that, if such breach cannot reasonably be cured within such 90-day period, if the Seller or such Originator, as applicable, shall have commenced to cure such breach within such 90-day period, the Seller or such Originator, as applicable, shall be permitted to proceed thereafter diligently and expeditiously to cure the breach within an additional 90-day period.

     (c) Subject to the following sentence, it is understood and agreed that the obligations of the Originator or the Seller to cure, repurchase or substitute for any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy available to the Trustee on behalf of the Certificateholders and the Certificateholder against such party respecting such omission, defect or breach. In addition to the cure, repurchase and substitution obligations referenced in Section 2.07(c), in the event of a breach of the Seller's representations and warranties contained in this


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

Agreement that occurs as a result of a High-Cost Home Loan in the Trust Fund, the Seller shall indemnify the Trustee and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees (including (without limitation) legal fees incurred in connection with the enforcement of the Seller's indemnification obligation under this
Section 2.07) and related costs and expenses resulting from any claim, demand, defense or assertion that is based on or grounded upon, or resulting from, such breach.

     (d) If the Seller is not a member of MERS at the time it repurchases a Mortgage Loan and the Mortgage is registered on the MERS(R) System, the Trustee shall cause the Seller, at the Seller's own expense and without any right of reimbursement, to cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and to cause such Mortgage to be removed from registration on the MERS(R) System in accordance with the MERS rules and regulations.

     SECTION 2.08     Repurchase Obligation.
                      ----------------------

     The Originators of certain Mortgage Loans are obligated to repurchase such Mortgage Loan if the related Mortgagor fails to make its Scheduled Monthly Payment thereon within 30 days of the Due Date therefor, for the months of December or January. The Seller or the Depositor shall advise the Trustee and the Master Servicer of any Mortgage Loan that is to be repurchased because of such an early payment default, and the Trustee shall enforce the Originator's obligation to repurchase such Mortgage Loan. If the purchase price for the Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement is greater than the Repurchase Price, the difference shall be paid to the Seller. The Repurchase Price for any Mortgage Loan repurchased pursuant to this Agreement shall be deposited into the Distribution Account.

     SECTION 2.09     Repurchase of Mortgage Loans.
                      -----------------------------

     (a) The purchase price for any Mortgage Loan repurchased by the Seller pursuant to this Agreement shall be the Repurchase Price for such Mortgage Loan, provided that in the event that the Originator is obligated to repurchase a Mortgage Loan, and the purchase price therefor pursuant to the Mortgage Loan Purchase Agreement is greater than the Repurchase Price, the difference shall be paid to the Seller. The Repurchase Price for any Mortgage Loan repurchased pursuant to this Agreement shall be deposited into the Distribution Account.

     (b) The Custodian, upon receipt of a Request for Release from the Seller (which Request for Release shall include a certification by the Seller of the repurchase and the remittance of the Repurchase Price to the Securities Administrator for deposit into the Distribution Account), shall release to the Seller the related Mortgage File. The Trustee or its authorized designee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller may furnish to the Trustee or the Custodian and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto. None of the Trustee, the Securities Administrator, the Master Servicer or the Custodian shall have any responsibility for determining the sufficiency of such assignment for its intended purpose, and upon such release, the Trustee and the Custodian shall have no further responsibility with regard to such Mortgage File.


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

     SECTION 2.10     Substitution of Mortgage Loans.
                      -------------------------------

     (a) In lieu of repurchasing any such Mortgage Loan as provided above, the Seller (as such, the "Substituting Party") may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a "Deleted Mortgage Loan") and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations of this Section 2.10. Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to this Section 2.10 must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Substituting Party substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the assignment to the Substituting Party, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Custodian shall acknowledge receipt for such Qualified Substitute Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Files and deliver to the Substituting Party, the Trustee and the Depositor, with respect to such Qualified Substitute Mortgage Loans, a certification substantially in the form of a revised Initial Certification, with any exceptions noted thereon. Within 90 days of the date of substitution, the Custodian shall deliver to the Substituting Party, the Trustee and the Depositor a certification substantially in the form of a revised Final Certification, with respect to such Qualified Substitute Mortgage Loans, with any exceptions noted thereon. Scheduled Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Substituting Party. For the month of substitution, payments to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the related Due Period and the Substituting Party shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement as of the date of substitution.

     (b) The Depositor shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Trustee, the Master Servicer, the Securities Administrator, the Custodian and the Servicer. Upon such substitution, the Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.07 with respect to such Mortgage Loan.

     (c) For any month in which any Substituting Party substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller shall deposit the excess (each, a "Substitution Adjustment Amount"), if any, by which the aggregate Stated Principal Balances of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balances of the Qualified Substitute Mortgage Loans replacing such Deleted Mortgage Loans, together with
(i) amounts  specified in clause (c) of the  definition of Repurchase  Price and
(ii) one month's  interest on such excess amount at the  applicable Net Mortgage


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

Rate. On the date of such substitution, the Seller shall deliver or cause to be delivered to the Securities Administrator for deposit in the Distribution Account an amount equal to the related Substitution Adjustment Amount, if any, and the Custodian, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and a Request for Release from the Seller, which includes a written certification of the Seller of delivery of such amount to the Securities Administrator, shall release to the Substituting Party the related Mortgage File or Files. The Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Substituting Party shall deliver to the Trustee with respect to any Deleted Mortgage Loan to be released pursuant hereto.

     (d) In addition, before any such substitution can take effect, the Substituting Party shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the Startup Date" under Section 860G(d)(l) of the Code, or
(b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     SECTION 2.11     Granting Clause.
                      ----------------

     (a) It is intended that the conveyance of the Mortgage Loans by the Seller to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders, as provided for in Sections 2.01 and 2.02, be construed as a sale of the Mortgage Loans and other assets in the Trust Fund by the Seller to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders. Further, it is not intended that any such conveyances be deemed a pledge of the Mortgage Loans by the Seller to the Depositor to secure a debt or other obligation of the Seller, or a pledge of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Seller or the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Fund, then it is intended that:

          (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC;

          (ii) the conveyances provided for in Sections 2.01 and 2.02 shall be deemed a grant by the Seller to the Depositor, and by the Depositor to the Trustee for the benefit of the Certificateholders, as the case may be, of (1) a security interest in all of the Seller's right and Depositor's right, as applicable, (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of


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

the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds and all amounts from time to time held or invested in the Distribution Account and the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Seller to the Depositor and by the Depositor to the Trustee for the benefit of the Certificateholders of any security interest in any and all of the Seller's and Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) ;

          (iii) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the UCC and any other UCC (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and

          (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuing Entity for the purpose of perfecting such security interest under applicable law.

     (b) The Seller and the Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller and the Depositor shall prepare and file any UCC financing statements that are necessary to perfect the Depositor's and the Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officer's Certificate of the Seller and the Depositor, and furnish a copy of each such filed financing statement to the Trustee. The Seller and the Depositor shall prepare and file, at the expense of the Trust Fund, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Loans for the benefit of the Certificateholders, including without limitation (i) continuation statements, and (ii) to the extent that a Responsible Officer of the Depositor has received written notice of such change or transfer, such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the domicile or the chief executive office of the Seller or the Depositor, or (C) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

     (c) Neither the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the related Servicer and the Trustee. Before effecting such change, each of the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of


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

the interests of its transferees, including the Trustee for the benefit of the Certificateholders, in the Mortgage Loans.

     (d) Neither the Seller nor the Depositor shall take any action inconsistent with the sale by the Seller or the Depositor of its right, title and interest in and to the Mortgage Loans or Trust Fund and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Trust Fund is held by the Trustee for the benefit of the Certificateholders. In addition, the Seller and the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Fund by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Fund is held by the Trustee for the benefit of the Certificateholders.

     SECTION 2.12     Purpose.
                      --------

     (a) The permitted activities of the Issuing Entity shall be limited to the following:

          (i) to issue Certificates pursuant to the Agreement and to sell the Certificates;

          (ii) to pay the organizational, start-up and transactional expenses of the Issuing Entity;

          (iii) to assign, grant, transfer, pledge, sell and convey the Mortgage Loans pursuant to this Agreement;

          (iv) to enter into and perform its obligations under this Agreement;

          (v) to engage in those activities, including entering into agreements that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vi) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with the conservation of the Trust Fund and the making of distributions to the Certificateholders.

     (b) The Issuing Entity shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement. No amendment pursuant to Section 13.01 shall change the permitted activities of the Issuing Entity.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01     Representations and Warranties of the Seller.
                      ---------------------------------------------

     The Seller hereby represents and warrants to the other parties hereto as of the Closing Date that:


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

     (a) The Seller has been duly organized and is validly existing as a Maryland business trust in good standing under the laws of Maryland, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Seller has the full entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the sale of the Mortgage Loans by the Seller, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, the certificate of incorporation, bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e)  No  consent,  approval,   authorization  or  order  of  any  court  or
governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Seller which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement.

     (g) The transfer, assignment and conveyance of the Mortgage Loans by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.


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

     (h) The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Seller's creditors.

     (i) The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

     (j) The Seller has determined that the disposition of the Mortgage Loans from Seller to Depositor pursuant to this Agreement will be afforded sale treatment for accounting purposes, all on a non-consolidated basis.

     (k) The Seller has not transferred the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

     (l) The Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

     (m) Immediately prior to the transfer by the Seller to the Depositor of each Mortgage Loan, the Seller had good and equitable title to each Mortgage Loan, subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature. On and after the transfer by the Seller to the Depositor of each Mortgage Loan, the Depositor will have good and equitable title to each Mortgage Loan, subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

     SECTION 3.02     Representations and Warranties of the Depositor.
                      ------------------------------------------------

     The Depositor hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) The Depositor has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the sale of the Mortgage Loans by the Depositor, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, certificate of incorporation, bylaws or any legal restriction or any agreement or instrument to which the Depositor is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e)  No  consent,  approval,   authorization  or  order  of  any  court  or
governmental agency or body is required for the execution, delivery and performance by the Depositor of or compliance by the Depositor with this Agreement or the sale of the Mortgage Loans is evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Depositor which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor, or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement.

     (g) The transfer, assignment and conveyance of the Mortgage Loans by the Depositor pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (h) The Depositor is solvent and the sale of the Mortgage Loans will not cause the Depositor to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Depositor's creditors.

     (i) The  consideration  received  by the  Depositor  upon  the  sale of the
Mortgage  Loans  under  this  Agreement   constitutes  fair   consideration  and
reasonably equivalent value for the Mortgage Loans.

     (j) The Depositor has not transferred the Mortgage Loans to the Trust Fund with any intent to hinder, delay or defraud any of its creditors.

     (k) The Depositor has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

     (l) Immediately prior to the transfer by the Depositor to the Trust Fund of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller), subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature. On and after the transfer by the Depositor to the Trust Fund of each Mortgage Loan, the Issuing


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

Entity will have good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

     SECTION 3.03     Representations and Warranties of the Master  Servicer and
                      ----------------------------------------------------------
                      Securities Administrator.
                      -------------------------

     Wells Fargo Bank, N.A. hereby represents and warrants to the other parties hereto as of the Closing Date that:

     (a) It is a national banking association, duly organized and validly existing in good standing under the laws of the United States of America, with full power and authority to own its assets and conduct its business as presently being conducted.

     (b) It has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer or the Securities Administrator and the consummation of the transactions contemplated hereby have been duly and validly authorized.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Master Servicer and Securities Administrator, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (d) None of the execution and delivery of this Agreement, the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Master Servicer or the Securities Administrator are now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or the Securities Administrator or their respective properties are subject, or impair the ability of the Issuing Entity to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

     (e)  No  consent,  approval,   authorization  or  order  of  any  court  or
governmental agency or body is required for the execution, delivery and performance by the Master Servicer and the Securities Administrator of or compliance by the Master Servicer and Securities Administrator with this Agreement as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Master Servicer or the Securities Administrator which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or the Securities Administrator, or in any material impairment of the right or ability of the Master Servicer or the
Securities Administrator to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Master Servicer or the Securities Administrator to perform under the terms of this Agreement.

     (g) At such time the Master Servicer is the successor servicer, the Master Servicer or an Affiliate of the Master Servicer is a HUD-approved mortgagee pursuant to Section 203 of the National Housing Act and is in good standing to service Mortgage Loans for Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make it or any of its Affiliates unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

     (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and Securities Administrator.

     (i)  It  has  not  been   terminated  as  master   servicer  or  securities
administrator in a residential mortgage loan securitization, either due to a master servicing default or other inability to perform the required services.

     (j) No material changes to the Master Servicer's policies or procedures with respect to the master servicing function for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date hereof.

     (k) There are no aspects of the Master Servicer's financial condition that could have a material adverse effect on the performance by it of its master servicing obligations under this Agreement.

     (l) There are no legal or governmental  proceedings pending (or known to be
contemplated)   against   the  Master   Servicer   that  are   material  to  the
Certificateholders.

     (m) There are no affiliations, relationships or transactions relating to the Master Servicer with respect to this transaction and any party thereto identified by the Depositor of a type described in Item 1119 of Regulation AB, except that the Master Servicer, Securities Administrator and the Custodian are the same entity.

                                   ARTICLE IV
                                     REPORTS

     SECTION 4.01     Annual Assessment of Compliance.
                      --------------------------------

     By March 15th of each year, commencing in March 2008, the Master Servicer and the Securities Administrator, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 4.05(a)(ii), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer shall forward to the Securities Administrator and the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment and attestation pursuant to
Section 4.03 of each Servicing Function Participant engaged by it.

     Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit 1122 and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.

     The Master Servicer shall include all annual reports on assessment of compliance received by it from the Servicers with its own assessment of compliance to be submitted to the Securities Administrator pursuant to this Section.

     In the event the Master Servicer, the Securities Administrator, or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section
4.01, or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

     SECTION 4.02     Annual Compliance Statement.
                      ----------------------------

     The Master Servicer and the Securities Administrator shall deliver or otherwise make available (and each shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator, on or before March 15th of each year, commencing in March 2008, an Officer's Certificate stating, as to the signer thereof, that (A) a review of such party's activities during the preceding calendar year or portion thereof


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

and of such party's performance under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

     The Master Servicer shall include all annual statements of compliance received by it from each Servicer with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

     In the event the Master Servicer or the Securities Administrator, or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide an Officer's Certificate pursuant to this Section 4.02 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

     SECTION 4.03     Attestation Report.
                      -------------------

     By March 15th of each year, commencing in March 2008, the Master Servicer and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trustee, the Securities Administrator, or such other Servicing Function Participants, as the case may
be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

     Promptly after receipt of each such assessment of compliance and attestation report, the Securities Administrator shall confirm that each assessment submitted pursuant to Section 4.01 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

     The Master Servicer shall include each such attestation furnished to it by the Servicers with its own attestation to be submitted to the Securities Administrator pursuant to this Section.


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

     In the event the Master Servicer, the Securities Administrator, any Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable Custodial Agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this
Section 4.03, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

     SECTION 4.04     Back-Up Certification.
                      ----------------------

     Each Form 10-K shall include a Sarbanes-Oxley Certification, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Master Servicer and the Securities Administrator shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit SOX, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile at (410) 715-2380. In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 4.04 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this Section or any Servicing Agreement or Custodial Agreement.

     SECTION 4.05     Commission Reporting.
                      ---------------------

     (a) The Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via EDGAR, the following reports in respect of the Issuing Entity as and to the extent required under the Exchange Act, each of which reports shall be signed by the Master Servicer.

          (i) Distribution Report on Form 10-D. Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional


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Form 10-D  Disclosure")  shall be reported by the parties set forth on Exhibit I to the Depositor and the Securities  Administrator  and directed and approved by
the  Depositor  pursuant  to  the  following   paragraph,   and  the  Securities
Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

     As set forth on Exhibit I hereto, within five calendar days after the related Distribution Date, (i) the parties to this transaction shall be required to provide to the Securities Administrator and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit L hereto (an "Additional Disclosure Notification") and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure). Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.05(b). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. Each party to this Agreement acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 4.05(a)(i) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 4.05(a)(i). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The


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Depositor hereby represents to the Securities  Administrator  that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

          (ii) Annual Report on Form 10-K. On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the related Servicing Agreements and Custodial Agreements, (i) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (together with each Custodian, each, a
"Reporting Servicer") as described under Section 4.02 and in such other agreements, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under Section 4.01 and in such other agreements, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 4.03 or in such other agreement, and (B) if any registered public accounting firm attestation report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in
Section 4.04 (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit J to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

     As set forth on Exhibit J hereto, no later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties to this transaction shall be required to provide to the Securities Administrator and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as


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

otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-K to the Depositor. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.05(b). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 4.05(a)(ii) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 4.05(a)(ii), Section 4.04, Section 4.02, Section 4.01 and Section 4.03. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (iii) Current Reports on Form 8-K. Within four Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-K ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit K to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

     As set forth on Exhibit K hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business (New York City time) on the 2nd Business Day after the occurrence of a


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Reportable  Event (i) the  parties  to this  transaction  shall be  required  to provide to the Securities Administrator and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 8-K to the Depositor. Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 8-K, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign each Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.05(b). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this
Section 4.05(a)(iii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 4.05(a)(iii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          (iv) Form 15. On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall (i) prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act and (ii) notify the Swap Provider of such filing.

     (b) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities


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Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than for the purpose of restating any Monthly Report), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will electronically notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative, or senior officer in charge of master servicing, as applicable, of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 4.05(b) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     SECTION 4.06     Distribution Date Report.
                      -------------------------

     (a) On each Distribution Date, the Securities Administrator shall make available to the other parties hereto a report containing information with respect to such Distribution Date (each, a "Distribution Date Report"), including the following items (on the basis of information provided with respect to the Mortgage Loans by the Servicers):

          (i) the Interest Distribution Amount and Interest Carry Forward Amount for each Class of Certificates;

          (ii) the Pass-Through Rate with respect to each Class of Certificates, if applicable, and the Group I and Group II Net Rate Cap and Group II Adjusted Rate Cap;

          (iii) the Group I and Group II Interest Remittance Amount, the Group I and Group II Principal Remittance Amount, Group I and Group II Principal Distribution Amount, Group I and Group II Overcollateralization Amount, Group 1 and Group II Overcollateralization Deficiency Amount, Group I and Group II Target Overcollateralization Amount, Group II Allocated Net Deferred Interest and Group II Net Deferred Interest;

          (iv) the Certificate Principal Balance of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under subclause (iii) above and the Notional Amount of each Class of Class C Certificates as of such Distribution Date;


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          (v) the  amount of  negative  amortization  on the  Group II  Mortgage
     Loans;

          (vi) for each Class of Certificates, amounts distributed on such Distribution Date in respect of the Basis Risk Shortfall Carryover Amounts;

          (vii) the amount of any Realized Losses incurred with respect to the Mortgage Loans (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

(viii) the amount of Realized Losses allocated to each Class of Certificates on such Distribution Date and the aggregate amount of Realized Losses allocated to each Class of Certificates since the Closing Date;

          (ix) the amount of the Servicing Fees, Master Servicing Fees and LPMI Policy fees paid during the Due Period to which such Distribution Date relates;

          (x) the Substitution Adjustment Amounts paid during the related Prepayment Period;

          (xi) the Non-Mortgagor Prepayment Premium Payment Amounts paid during the related Prepayment Period;

          (xii) the Group I and Group II Net Rate Cap, the Cumulative Realized Loss Percentage, the Delinquency Rate and the Rolling Three Month Delinquency Rate for each Mortgage Loan Group in each case for such Distribution Date, the related Due Period or the related Prepayment Period, as applicable;

          (xiii) the number and aggregate outstanding balance of the Mortgage Loans, as reported to the Master Servicer and the Securities Administrator by the Servicers:

               (A) remaining outstanding,

               (B) that are Delinquent 30 to 59 days as of the last of the related Due Period,

               (C) that are Delinquent 60 to 89 days as of the last of the related Due Period,

               (D) that are Delinquent 90 or more days as of the last of the related Due Period,

               (E) as to which foreclosure proceedings have been commenced during the related Prepayment Period and since the Closing Date,

               (F) as to which the related Mortgagor has filed for bankruptcy after the Closing Date, and


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               (G)  that  are  REO  Properties  as of the  last  of the  related
          Prepayment Period;

     For purposes hereof, Delinquency shall be determined in accordance with the Mortgage Bankers Association determination.

          (xiv) the aggregate Stated Principal Balance of any Mortgage Loans with respect to which the related Mortgaged Property became an REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (xv) with respect to substitution of Mortgage Loans in the preceding calendar month, the Stated Principal Balance of each Deleted Mortgage Loan and of each Qualified Substitute Mortgage Loan;

          (xvi) the aggregate amount of any Monthly Advances made by or on behalf of each Servicer (or the Master Servicer) solely to the extent reported to the Securities Administrator by the Master Servicer; and

          (xvii) LIBOR with respect to such Distribution Date.

     (b) The Securities Administrator will make such report and additional loan level information (and, at its option, any additional files containing the same information in an alternative format) available each month via the Securities Administrator's website. The Securities Administrator's website can be accessed at https:/www.ctslink.com. Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at 301-815-6600. Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by notifying the Securities
Administrator at the address set forth herein, and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     (c) The foregoing information and reports shall be prepared and determined by the Securities Administrator based solely on Mortgage Loan data provided to the Master Servicer and the Securities Administrator by the Servicers pursuant to the applicable Servicing Agreement. In preparing or furnishing the foregoing information, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that have been provided to the Master Servicer and the Securities Administrator by the Servicer, and neither the Securities Administrator nor the Master Servicer shall be obligated to verify, recompute, reconcile or recalculate any such information or data.

     (d) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish upon request to each Person who at any time during the calendar year was a Certificateholder, the information set forth in clause (a)(iv) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been


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satisfied  to the extent  that  substantially  comparable  information  shall be provided by the Trustee or the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

     SECTION 4.07     [Reserved].
                      -----------

     SECTION 4.08     Additional Information.
                      -----------------------

     Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certificate or statement, financial information and reports, and such other information related to such party or its performance hereunder.

     SECTION 4.09     Intention of the Parties and Interpretation.
                      --------------------------------------------

     Each of the parties acknowledges and agrees that the purpose of Article IV is to facilitate compliance by Wells Fargo and the Depositor with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by Wells Fargo or the Depositor for delivery of additional or different information as Wells Fargo or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB

     SECTION 4.10     Indemnification.
                      ----------------

     Each of the Depositor, Master Servicer, Securities Administrator and any Servicing Function Participant engaged by such party, respectively, shall indemnify and hold harmless the Master Servicer, the Securities Administrator and the Depositor, respectively, and each of its directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any if its obligations under hereunder, including particularly its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement or any information, data or materials required to be included in any 1934 Act report, (b) any material misstatement or omission in any information, data or materials provided by such party (or, in the case of the Securities Administrator or Master Servicer, any material misstatement or material omission in (i) any Compliance Statement, Assessment of Compliance or Attestation Report delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning the Master Servicer or the Securities Administrator), or (c) the


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negligence,  bad  faith or  willful  misconduct  of such  indemnifying  party in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator or the Depositor, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other. This
indemnification   shall  survive  the  termination  of  this  Agreement  or  the termination of any party to this Agreement.

                                   ARTICLE V
                                 MASTER SERVICER

     SECTION 5.01     Duties of the Master Servicer.
                      ------------------------------

     (a) The Master Servicer shall master service the Mortgage Loans in accordance with the Accepted Master Servicing Practices and the provisions of this Agreement. The Master Servicer shall monitor the performance of the obligations of each Servicer under its Servicing Agreement (provided, however, that the Master Servicer shall have no duty to monitor compliance by a Servicer of its obligation to remit Non-Mortgagor Prepayment Premium Payment Amounts or Prepayment Premiums owed to the Issuing Entity).

     (b) The Master Servicer shall not be required to cause any Servicer to take any action or refrain from taking any action if this Agreement or the related Servicing Agreement does not require such Servicer to take such action or refrain from taking such action. The Master Servicer shall have no liability for the acts or omissions of any Servicer in the performance by such Servicer of its obligations under the related Servicing Agreement.

     (c) If a party does not act as both the Master Servicer and the Securities Administrator, not later than the Business Day prior to each Distribution Date, the Master Servicer shall forward to the Securities Administrator a statement setting forth the status of any account or accounts, including any collection accounts, maintained by the Master Servicer as of the close of business on the Business Day prior to the related Distribution Date, indicating that all remittances or payments required by this Agreement to be made by the Master Servicer have been made (or if any required remittance or payment has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from any account maintained by the Master Servicer.

     (d) The Master Servicer shall, in accordance with the applicable Servicing Agreement and Section 5.08, in the event a Responsible Officer of the Master Servicer has actual knowledge that that the related Servicer has failed to perform its obligations in accordance therewith, terminate the rights and obligations of such Servicer thereunder and assume the obligation of such Servicer or appoint a successor servicer in accordance with the provisions of
Section 5.08. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed for the costs of such enforcement initially
(i) from a specific recovery of costs, expenses or attorneys' fees against such servicer, and then, (ii) to the extent that such amounts are insufficient to


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reimburse  the  Master  Servicer  for the  costs of such  enforcement,  from the
Distribution Account.

     (e) Unless otherwise specified under the applicable Servicing Agreement, if any Servicer fails to remit a Monthly Advance, the Master Servicer, in its capacity as successor servicer, shall itself make such Monthly Advance. If the Master Servicer determines that a Monthly Advance is required, it shall, on the Business Day immediately prior to the related Distribution Date, deposit in the Distribution Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed from the Distribution Account in accordance with Section 8.01 for all Monthly Advances made by it from late collections related to such Mortgage Loan or from other funds as provided in Section 8.01. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Non-recoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. In the event that the Master Servicer determines that any such Monthly Advances are Non-recoverable Advances, the Master Servicer shall provide the Trustee with a certificate signed by a Responsible Officer of the Master Servicer evidencing such determination and setting forth the basis for such determination.

     (f) The Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

     SECTION 5.02     Assignment or Delegation of Duties by the Master Servicer.
                      ----------------------------------------------------------

     Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder, unless the Trustee and the Depositor shall have consented to such action (such consent of the Trustee or the Depositor not to be unreasonably withheld or delayed); provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee or the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.

     SECTION 5.03     Fidelity Bond and Errors and Omission Policy.
                      ---------------------------------------------

     The Master Servicer, at its expense, shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The Errors and Omissions Insurance Policy shall be in such form and amount that is consistent with coverage customarily maintained by master servicers of Mortgage


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Loans  similar to the Mortgage  Loans.  The Master  Servicer  shall  provide the
Depositor and the Trustee, upon request, with a copy of the Fidelity Bond and Errors and Omission Policy.

     SECTION 5.04     Compensation to the Master Servicer.
                      ------------------------------------

     (a) The Master Servicer will be entitled to the Master Servicer Fee on each Distribution Date. All income and gain realized from any investment of funds in the Distribution Account shall be for the benefit of the Master Servicer. Notwithstanding the foregoing, if the Master Servicer is the successor servicer, the Master Servicer shall deposit in the Distribution Account, on or before the related Distribution Date, an amount equal to the lesser of (a) its servicing compensation as successor Servicer with respect to such Distribution Date and
(b) the amount of any Compensating Interest Payment required to be paid by it as successor Servicer with respect to such Distribution Date pursuant to the related Servicing Agreement. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

     (b) From the Master Servicing Fee, the Master Servicer shall pay the fees of the Trustee and Custodian pursuant to an agreed fee schedule.

     SECTION 5.05     Merger or Consolidation.
                      ------------------------

     Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved (or that have an Affiliate that is qualified and approved) to service Mortgage Loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $25,000,000.

     SECTION 5.06     Examination Rights.
                      -------------------

     (a) The Depositor or their respective designees shall have the right to examine and audit any and all of the related books, records, facilities or other information of the Master Servicer, whether held by the Master Servicer or by another on its behalf, solely and specifically relating to this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice; provided, however, that such examination will not be permitted to the extent such examination would be inconsistent with (i) the Master Servicer's current reasonable procedures and policies in effect at such time, (ii) applicable law (including any rules and regulations promulgated thereunder), including but not limited to applicable copyright and trademark laws, (iii) any evidentiary privileges that the Master Servicer or Securities Administrator may have with respect to such materials, i.e., disclosure of such materials may cause the Master Servicer to lose such privilege, and (iv) the confidentiality obligations


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imposed upon the Master  Servicer by any  unaffiliated  third-party  relating to such books of account and records. Each party shall pay its own travel expenses associated with such examination.

     (b) The Master Servicer shall make available for interview to the Depositor or their employees, agents, representatives and attorneys, such officers and employees that are responsible for and/or knowledgeable about the performance of the Master Servicer's obligations under this Agreement. Any such interview shall be upon reasonable advance notice and only as long as such interview does not disrupt the operations of the Master Servicer.

     SECTION 5.07     Resignation of Master Servicer.
                      -------------------------------

     (a) Except as otherwise provided in this Section 5.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the consent of the Depositor (which consent may not be unreasonably withheld or delayed) or (ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Master Servicer. Any such determination permitting resignation pursuant to clause (ii) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Depositor. No such resignation shall become effective until a successor master servicer shall have assumed the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly, but no less than 30 days prior to the effectiveness of such resignation, by the Master Servicer to the Depositor and the Trustee.

     (b) Upon the  resignation of the Master  Servicer and the  appointment of a successor master servicer as described in the preceding paragraph, the Securities Administrator, if the same party, also may resign upon notice to the Depositor and the Trustee.

     SECTION 5.08     Master  Servicer  to  Act  as   Servicer;  Appointment  of
                      ----------------------------------------------------------
                      Successor.
                      ----------

     (a) If the Master Servicer becomes aware of a Servicer Event of Default, the Master Servicer shall promptly notify the Depositor, the Seller and the Trustee. In each and every such case, so long as a Servicer Event of Default shall not have been remedied, in addition to whatever rights the Master Servicer or the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     (b) To the extent provided in the related Servicing Agreement: If a Servicer is terminated as provided herein, upon written request from the Depositor or the Master Servicer, such Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at such Servicer's sole expense. The applicable Servicer shall cooperate with the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time


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be  credited  by the  Servicer  to the  Custodial  Account or Escrow  Account or
thereafter received with respect to the Mortgage Loans.

     (c) To the extent provided in the related Servicing Agreement: In connection with the foregoing, the Servicer being terminated shall bear all reasonable out-of-pocket costs of a servicing transfer, including but not limited to those of the Master Servicer, the Securities Administrator, the Trustee, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary. If such amounts are not paid by (or required to be paid by) the terminated Servicer, they shall be paid from amounts held in the Distribution Account pursuant to Section 5.08(h) of this Agreement.

     (d) On and after the time any Servicer resigns or is terminated by the Master Servicer pursuant to this Section 5.08 or the terms of the applicable Servicing Agreement, the Master Servicer shall appoint a successor servicer pursuant to this Agreement, who shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions of this Agreement, the Servicing Agreement and applicable law.

     (e) It is understood and acknowledged by the parties hereto and each Certificateholder that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to any successor servicer.

     (f) Any successor to any Servicer appointed pursuant to this Agreement or any Servicing Agreement shall be an institution that is a Fannie Mae-and Freddie Mac-approved servicer in good standing, has a net worth of at least $25,000,000 and is willing to service the Mortgage Loans and shall execute and deliver to the Depositor, the Trustee, the Securities Administrator and the Master Servicer an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer, with like effect as if originally named as a party to this Agreement; provided, further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation shall not be downgraded, withdrawn or qualified as a result of such assignment and delegation.

     (g) In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, but not in excess of the Servicing Fee. The Depositor, the Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (h) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to this Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the


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Mortgage  Loans in  accordance  with this  Agreement)  are not fully and  timely reimbursed (or required to be reimbursed) by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

     (i)  The   successor   servicer   will  not   assume   liability   for  the
representations and warranties of the Servicer that it replaces.

     (j) Any successor to any Servicer shall give notice to the related Mortgagors of such change of servicer and shall, during the term of its service as Servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to this Agreement.

     (k) No successor servicer will be responsible for delays attributable to the applicable Servicer's failure to deliver information, defects in the information supplied by such Servicer or other circumstances beyond the control of the successor servicer. The successor servicer will make arrangements with the applicable Servicer for the prompt and safe transfer of, and such Servicer shall provide to the successor servicer, all necessary servicing files and records, including (as deemed necessary by the successor servicer at such time):
(i) microfiche loan documentation, (ii) servicing system tapes, (iii) mortgage loan payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the successor servicer, reflecting all applicable mortgage loan information. The successor servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the successor servicer acting in accordance with information prepared or supplied by a Person other than the successor servicer or the failure of any such Person to prepare or provide such information. The successor servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the servicer, or for any inaccuracy or omission in a notice or communication received by the successor servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Mortgage Loan with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Mortgage Loan.

     SECTION 5.09     Master  Servicer  Events   of   Default;   Appointment  of
                      ----------------------------------------------------------
                      Successor.
                      ----------

     (a) The occurrence of any one or more of the following events shall constitute a "Master Servicer Event of Default":

          (i) any failure by the Master Servicer (other than in its capacity as successor servicer) to remit to the Securities Administrator for payment to the Certificateholders any funds required to be remitted by the Master Servicer under the terms of this Agreement;

          (ii) any failure on the part of the Master Servicer (other than in its capacity as successor servicer) duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement (other than any failure to make any required Monthly Advance as described in clause (ix) of this Section 5.09) that materially and adversely affects the interest of the Certificateholders, which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied,


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shall have been given to the Master Servicer by the Depositor or the Trustee, or
to the Master Servicer, the Depositor and the Trustee by Certificateholders representing more than 50% of the total Voting Interests and (ii) actual knowledge of such failure by a Responsible Officer of the Master Servicer;

          (iii) a petition with, or decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such petition decree or order shall have remained in force undischarged or unstayed for a period of 90 days;

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property;

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor master servicer as specified in Section 5.08; or

          (vii) any failure of the Master Servicer to make any Monthly Advances required to be made by it hereunder within two Business Days following notice of such default by the Trustee.

     (b) If the Trustee has actual knowledge of any Master Servicer Event of Default described in clauses (i) through (vii) of this Section 5.09, then, in each and every case, subject to applicable law, so long as any such Master Servicer Event of Default shall not have been remedied within any period of time prescribed by this Section 5.09, if any, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by the Certificateholders representing at least a majority of the Voting Interests, terminate all of the rights and obligations of the Master Servicer hereunder. In addition, if a Master Servicer Event of Default described in clause (vii) of this Section 5.09 shall occur, then, in each and every case, subject to applicable law, so long as such Master Servicer Event of Default shall not have been remedied within the time period prescribed by clause (vii) of this Section 5.09, the Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.

     (c) On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, but only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee (as successor Master


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Servicer)  or a successor  designated  by the Trustee  pursuant to and under the terms of this Agreement;  and the Trustee is hereby  authorized and empowered to
execute  and  deliver,   on  behalf  of  the  defaulting   Master   Servicer  as
attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.

     Notwithstanding anything to the contrary contained herein, in its role as successor master servicer, the Trustee shall not be obligated to make any Advance if it is prohibited from doing so under applicable law or determines that such Advance, if made, would constitute a Non-recoverable Advance.

     (d) The Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, or does not satisfy the requirements of a successor Master Servicer, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $25,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Such successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Issuing Entity and the Trustee for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

     (e) The defaulting Master Servicer agrees to cooperate with the successor master servicer in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying each Servicer of the assignment of the master servicing function and providing the successor master servicer all documents and records in electronic or other form reasonably requested by it to enable the successor master servicer to assume the defaulting Master Servicer's functions hereunder and the transfer to the successor master servicer for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account maintained by the Securities Administrator and any other account or fund maintained by the Master Servicer with respect to the Certificates or thereafter received with respect to the Mortgage Loans.

     (f) The Trustee or the successor master servicer shall be entitled to be reimbursed by the Master Servicer (or by the Trust Fund, if the Master Servicer is unable to fulfill its obligations hereunder) for all reasonable and properly documented costs associated with the transfer of master servicing from the predecessor Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to master service the Mortgage Loans properly


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

and effectively. If the terminated Master Servicer does not pay such reimbursement within 30 days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust Fund and the successor master servicer shall be entitled to withdraw such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 8.01(e); provided, that, the terminated Master Servicer shall reimburse the Trust Fund for any such expense incurred by the Trust Fund; and provided, further, that the Trustee shall decide whether and to what extent it is in the best interest of the Certificateholders to pursue any remedy against any party obligated to make such reimbursement.

     (g) The successor master servicer shall have no responsibility for any act or omission of the outgoing Master Servicer and shall have no liability relating to the representations and warranties of the Master Servicer set forth in
Section 3.03.

     (h) No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any remittance or payment hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

     (i) Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 5.04 and Section 8.05 to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

     (j) Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or Master Servicing Fee or for any differential in the amount of the Servicing Fee or Master Servicing Fee paid hereunder and the amount necessary to induce any successor servicer or successor master servicer to act as successor servicer or successor master servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

     SECTION 5.10     Waiver of Defaults.
                      -------------------

     The Certificateholders representing 66-2/3% of the Voting Interests may, on behalf of all Certificateholders, waive any default or Master Servicer Event of Default by the Master Servicer, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Securities Administrator to make any required distribution of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


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

     SECTION 5.11     Notification of Master Servicer Default.
                      ----------------------------------------

     (a) If any Master Servicer Event of Default shall occur, of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall promptly notify each Rating Agency of the nature and extent of such Master Servicer Event of Default. The Securities Administrator or the Master Servicer shall immediately give written notice to the Trustee upon the Master Servicer's failure to remit Monthly Advances on the date specified herein.

     (b) The Trustee shall within 45 days after the occurrence of any Master Servicer Event of Default actually known to the Trustee, give written notice thereof to the Certificateholders, unless such Master Servicer Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

     (c) Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the applicable register.

     SECTION 5.12     Limitation on Liability of the Master Servicer.
                      -----------------------------------------------

     (a) No provision of this Agreement shall be construed to relieve the Master Servicer from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the duties and obligations of the Master Servicer shall be determined solely by the express provisions of this Agreement, and the Master Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against the Master Servicer and, in absence of bad faith on the part of the Master Servicer, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any Certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement.

     (b) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the other parties hereto, the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.

     SECTION 5.13     Master Servicer Covenants.
                      --------------------------

     (a) If so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Master Servicer shall (i) notify the Depositor in writing of (A) any material litigation or governmental proceedings pending against the Master Servicer and (B) any affiliations or relationships that develop following the closing date of this transaction between the Master Servicer and any of the transaction parties (and any other parties identified in


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

writing by the requesting party) with respect to this transaction, and (ii) provide to the Depositor a description of such proceedings, affiliations or relationships.

     (b) As a condition to the succession to the Master Servicer as master servicer under this Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master Servicer, the Master Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (c) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Custodial Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and Advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Custodial Account.

     (d) To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more Escrow Accounts and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

     SECTION 5.14     Maintenance of Hazard Insurance and Other Insurance.
                      ----------------------------------------------------

     (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 5.14 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) To the extent required by the related Servicing Agreement, any amounts collected by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the related Custodial Account. Any cost incurred by the Master Servicer or any Servicer in maintaining any such


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

insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer.

     SECTION 5.15     Indemnification.
                      ----------------

     The Master Servicer agrees to indemnify the Depositor, the Seller, the Issuing Entity, the Trustee, the Securities Administrator and each Servicer and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Seller, the Issuing Entity, the Trustee, the Securities Administrator or any Servicer may sustain as a result of the Master Servicer's willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Depositor, the Issuing Entity, the Trustee, the Seller, the Securities Administrator or the related Servicer shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or with respect to the Mortgage Loans entitling the Depositor, the Seller, the Issuing Entity, the Trustee, the Securities Administrator or the related Servicer to indemnification under this Section 5.15, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

     SECTION 5.16     Opinion.
                      --------

     On or before the Closing Date, the Master Servicer shall cause to be delivered to other parties hereto and the Underwriter one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the recipients thereof, as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

     SECTION 5.17     Realization Upon Defaulted Mortgage Loans; REO Property.
                      --------------------------------------------------------

     (a) The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust Fund for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust Fund to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing


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Agreement,  as  applicable.  The  Master  Servicer  shall  cause the  applicable
Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust Fund (such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust Fund is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust Fund is located at any time that any Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Fund may continue to hold such Mortgaged Property for the period of such extension. In the event that any Servicing Agreement permits the Trust Fund the option to manage, operate or service any REO Property directly, rather than acting through the related Servicer, neither the Master Servicer nor the Trustee shall (i) be obligated to exercise any such option or (ii) have any liability to the Trust Fund or the Certificateholders if it does not exercise any such option.

     (c) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) To the extent provided in the Servicing Agreements: The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer's Custodial Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not authorize any Servicer of any Mortgaged Property acquired by the Trust Fund to allow such Mortgaged Property to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the



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

meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                                   ARTICLE VI
                          THE SECURITIES ADMINISTRATOR

     SECTION 6.01     Duties of the Securities Administrator.
                      ---------------------------------------

     (a) The Securities Administrator shall perform such duties and only such duties that are specifically set forth in the this Agreement.

     (b) The Securities Administrator, upon receipt of all resolutions, Certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any resolution, certificate statement, opinion, report, document, order or other instrument furnished by any Servicer, the Seller, the Master Servicer or the Depositor. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Securities Administrator shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Certificateholders. Notwithstanding the foregoing, the Securities Administrator (including in its roles as Supplemental Interest Trust Trustee and Final Maturity Reserve Trustee) shall have no obligation to reconcile, recompute or recalculate any remittances or reports of any Servicer, the Swap Provider or the Cap Provider, and the Securities Administrator may fully rely upon and shall have no liability with respect to information provided by such Servicer or the Cap Provider.

     (c) The Securities Administrator is hereby appointed as Paying Agent. On each Distribution Date, the Securities Administrator, as Paying Agent, shall make monthly payments and the final payment to the Certificateholders as provided in Section 8.05 of this Agreement. On each Distribution Date, the Securities Administrator shall make a Distribution Date Report available as provided in Section 4.06.

     (d) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Securities Administrator's opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.


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

     (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator (including in its roles as Supplemental Interest Trust Trustee and Final Maturity Reserve Trustee) shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Trustee hereunder, including, without limitation, the right to reimbursement and indemnification on behalf of the Issuing Entity from funds in the Distribution Account for all losses, costs and expenses of any kind or nature (including without limitation attorneys' fees and disbursements) incurred by the Securities Administrator (including without limitation in its various capacities as Paying Agent, Certificate Paying Agent and Certificate Registrar) in connection with the performance of its duties hereunder and under the Swap Agreement and the Cap Agreement.

     SECTION 6.02     Records.
                      --------

     The Securities Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity and the Depositor upon reasonable advance notice at any time during normal business hours.

     SECTION 6.03     Compensation.
                      -------------

     The Securities Administrator shall be compensated by the Master Servicer as separately agreed.

     SECTION 6.04     No Joint Venture.
                      -----------------

     Nothing contained in this Agreement (a) shall constitute the Securities Administrator, the Master Servicer, any Servicer, the Seller or the Depositor, respectively, and any of the Issuing Entity or the Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any joint liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     SECTION  6.05     Other Activities of  Securities  Administrator   and  the
                       ---------------------------------------------------------
                       Depositor.
                       ----------

     Nothing herein shall prevent the Securities Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Securities Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity.

     SECTION 6.06     Certain Matters Affecting the Securities Administrator.
                      -------------------------------------------------------

     (a) The Securities Administrator may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.


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

     (b) The Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

     (c) The Securities Administrator shall not be under any obligation to exercise any of the powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

     (d) The Securities Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

     (e) The Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificateholders entitled to at least 25% of the Voting Interests; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator not reasonably assured to the Securities Administrator by such Certificateholders, the Securities Administrator may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action.

     (f) The Securities Administrator may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, attorneys or a custodian.

     (g) The Securities Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security).

     (h) The Securities Administrator shall not be deemed to have notice of any Group I or Group II Trigger Event, Master Servicer Event of Default or any defaults, events of default or termination events under the Swap Agreement or the Cap Agreement unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the Corporate Trust Office of the Securities Administrator, and such notice references the Issuing Entity and this Agreement. The Securities Administrator shall not have any responsibility or liability for any action or failure to act by the Master Servicer, any Servicer, or the Seller, nor shall the Securities Administrator be obligated to supervise or monitor the performance of the Master Servicer, any Servicer or the Seller hereunder or otherwise;


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

     (i) The rights, privileges, protections, immunities and benefits given to the Securities Administrator, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each Paying Agent, the Certificate Registrar, agent, custodian and other Person employed to act hereunder;

     (j) The right of the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (k) Notwithstanding anything in this Agreement to the contrary, in no event shall the Securities Administrator be liable to any Person for any act or omission of the Master Servicer, the Servicer, the Trustee, the Cap Provider, the Swap Provider, the Seller or the Custodian.

     SECTION 6.07     Securities Administrator  Not  Liable for  Certificates or
                      ----------------------------------------------------------
                      Mortgage Loans.
                      ---------------

     The recitals contained herein and in the Certificates (other than the authentication and countersignature on the Certificates) shall be taken as the statements of the Issuing Entity, and neither the Securities Administrator, the Paying Agent nor the Certificate Registrar assumes any responsibility for the correctness of the same. The Securities Administrator does not make any representation or warranty as to the validity or sufficiency of this Agreement, or of the Certificates (other than the countersignature on the Certificates), the Swap Agreement, the Cap Agreement or of any Mortgage Loan or related document or of MERS or the MERS System. The Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Servicer. The Securities Administrator shall not have any duty (a) to see to any recording, filing or depositing of this Agreement or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing thereof, (b) to see to any insurance or (c) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund.

     SECTION 6.08     Securities Administrator May Own Certificates.
                      ----------------------------------------------

     The Securities Administrator, in its individual capacity, or in any capacity other than as Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights as it would have if it were not Securities Administrator, and may otherwise deal with the parties hereto.

     SECTION 6.09     Eligibility Requirements for the Securities Administrator.
                      ----------------------------------------------------------

     The Securities Administrator hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000, a minimum long-term debt rating in the third highest rating category by each


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

Rating Agency, a minimum short-term debt rating in the second highest rating category by a Rating Agency, and shall each be subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.09, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 6.09, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 6.10.

     SECTION 6.10     Resignation and Removal of the Securities Administrator.
                      --------------------------------------------------------

     (a) The Securities Administrator (including the Securities Administrator as Paying Agent and as Certificate Registrar) may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Trustee, the Master Servicer, each Servicer and each Rating Agency. Upon receiving such notice of resignation of the Securities Administrator, the Depositor shall promptly appoint a successor Securities
Administrator that meets the requirements in Section 6.11, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Securities Administrator and one copy to the successor Securities Administrator. If no successor Securities Administrator shall have been so appointed and having accepted appointment within 60 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

     (b) If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 6.11 or if at any time the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Securities Administrator (including the Securities Administrator as Paying Agent and as Certificate Registrar, Supplemental Interest Trust Trustee and Final Maturity Reserve Trustee). If the Depositor removes the Securities Administrator under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Securities Administrator that meets the requirements of Section 6.11, by written instrument, in duplicate, one copy of which instrument shall be delivered to the successor Securities Administrator and one copy to each of the Master Servicer and the Servicer.

     (c) The Certificateholders entitled to at least 51% of the Voting Interests may at any time remove the Securities Administrator (including the Securities Administrator as Paying Agent and as Certificate Registrar) and appoint a successor Securities Administrator by written instrument or instruments signed by such Certificateholders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Securities Administrator and the Master Servicer and each Servicer by the Depositor.


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

     SECTION 6.11     Successor Securities Administrator.
                      -----------------------------------

     (a) Any successor  Securities  Administrator  appointed as provided in this
Section  6.11 shall  execute,  acknowledge  and  deliver to the  Depositor,  the
Issuing Entity, the Trustee, each Servicer, the Master Servicer and to its predecessor Securities Administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective, and such successor Securities Administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Securities Administrator. The Depositor, the Issuing Entity, the Trustee, the Servicer, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Securities Administrator, all such rights, powers, duties and obligations.

     (b) No successor Securities Administrator shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of
Section 6.09, and the appointment of such successor Securities Administrator shall not result in a downgrading of the Classes of Certificates rated by any Rating Agency, as evidenced by a letter from each Rating Agency.

     (c) Upon acceptance of appointment by a successor Securities Administrator as provided in this Section 6.11, the successor Securities Administrator shall mail notice of such appointment hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies.

     SECTION 6.12     Merger or Consolidation of Securities Administrator.
                      ----------------------------------------------------

     Any corporation or association into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Securities Administrator shall be the successor of the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 6.13     Limitation of Liability.
                      ------------------------

     (a) No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement; the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and, in the absence of bad faith on the part of the


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

Securities Administrator, the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator that conform to the requirements of this Agreement;

          (ii) The Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Securities Administrator unless it shall be proved that the Securities Administrator was negligent in ascertaining or investigating the facts related thereto;

          (iii) The Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Certificateholder as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement, the Swap Agreement or the Cap Agreement; and

          (iv) The Securities Administrator shall not be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement, the Swap Agreement or the Cap Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer or of the Cap Provider or the Swap Provider.

     SECTION 6.14     Opinion.
                      --------

     On or before the Closing Date, the Securities Administrator shall cause to be delivered to other parties hereto and the Underwriters one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the recipients thereof, as to the due authorization, execution and delivery of this Agreement by the Securities Administrator and the enforceability thereof.

                                  ARTICLE VII
                             CONCERNING THE TRUSTEE

     SECTION 7.01     Duties of Trustee.
                      ------------------

     (a) The Trustee undertakes to perform only such duties as are specifically set forth in this Agreement and shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustee.

     (b) In the absence of bad faith on its part, the Trustee may conclusively rely upon Certificates or opinions furnished to the Trustee as to the truth of the statements and the correctness of the opinions expressed therein; however, the Trustee shall examine the Certificates and opinions to determine whether or not they conform on their face to the requirements of this Agreement.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or its own bad faith, except that:

          (i) this paragraph does not limit the effect of paragraphs (a) and (b) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith; and

          (iv) the Trustee shall not be required to take notice or be deemed to have notice or knowledge of (A) any failure by any Servicer or the Master Servicer to comply with their obligations hereunder or (B) any Servicer Event of Default or a Master Servicer Event of Default, unless a Responsible Officer of the Trustee assigned to and working in its corporate trust department obtains actual knowledge of such Servicer Event of Default or Master Servicer Event of Default or shall have received written notice thereof. In the absence of such actual knowledge or notice, the Trustee may conclusively assume that there is no Servicer Event of Default or Master Servicer Event of Default.

     (d) Money held in trust by the Trustee, if any, need not be segregated from other funds except to the extent required by law or the terms of this Agreement.

     (e) No provision of this Agreement shall require the Trustee to expend, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     (f) Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01 and Section 7.02.

     (g) The Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Fund, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Trustee pursuant to this Agreement and (ii) in accordance with any document or instruction delivered to the Trustee pursuant to the terms of this Agreement. No implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee agrees that it will promptly take all action as may be necessary to discharge any liens on any part of the Trust Fund that result from actions by, or claims against itself (in its individual capacity, and not in the capacity of Trustee) that are not related to the administration of the Trust Fund.

     (h) The Trustee shall not be under any obligation to exercise any of the powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless it shall have been offered reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

     SECTION 7.02     Rights of Trustee.
                      ------------------

     (a) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall not be at the expense of the Trustee. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, provided that the Trustee shall not be responsible for any misconduct or negligence on the part if any agent or attorney appointed with due care by it hereunder.

     (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (d) The Trustee may consult with counsel, and any Opinion of Counsel with respect to legal matters relating to this Agreement and the Certificates shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with any Opinion of Counsel of such counsel.

     (e) In the event that the Trustee is also acting as Master Servicer hereunder, the rights and protections afforded to the Trustee pursuant to this
Article VII shall be afforded to such Master Servicer.

     (f) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

     (g) In order to comply with its duties under the USA Patriot Act of 2001, the Securities Administrator shall obtain and verify certain documentation from certain other parties to this Agreement, including, but not limited to, each party's name, address, and other identifying information.

     (h) Should the Trustee deem the nature of any action required on its part to be unclear, the Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions.

     (i) Any permissive right to the Trustee enumerated hereunder shall not be construed as a duty.

     SECTION 7.03     Trustee Not Liable for Certificates.
                      ------------------------------------

     The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (a) applicable bankruptcy and insolvency laws and other laws affecting the enforcement of the rights of creditors generally, and (b) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Custodial Account, Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     SECTION 7.04     Trustee May Own Certificates.
                      -----------------------------

     The Trustee and any Affiliate or agent of the Trustee, in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not the Trustee or such Affiliate or agent.

     SECTION 7.05     Eligibility Requirements for Trustee.
                      -------------------------------------

     The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Servicer, the Master Servicer or the Securities Administrator. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee


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

shall resign immediately in the manner and with the effect specified in Section 7.06.

     SECTION 7.06     Resignation and Removal of Trustee.
                      -----------------------------------

     (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Servicer, the Master Servicer and the Securities Administrator. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy each to the Servicer, the Master Servicer and the Securities Administrator. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) the Trustee shall fail to observe or perform in any material respect any of the covenants or agreements of the Trustee contained in this Agreement or (iv) the continued use of the Trustee would result in a downgrading, withdrawal or qualification of the rating by any Rating Agency of any Class of Offered Certificates with a rating, then the Depositor shall remove the Trustee and the Depositor shall appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee, one copy to the successor trustee and one copy each to the Servicer, the Master Servicer and the Securities Administrator.

     (c) The Holders of a Majority in Interest of the Certificates may at any time upon 30 days written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee and one copy each to the Servicer, the Master Servicer and the Securities Administrator. The Depositor shall thereupon appoint a successor trustee in accordance with this Section mutually acceptable to the Depositor, the Servicer, the Master Servicer and the Securities Administrator.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 7.07.

     SECTION 7.07     Successor Trustee.
                      ------------------

     (a) Any successor trustee appointed as provided in Section 7.06 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Master Servicer, the Securities Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor


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

trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. A predecessor trustee shall deliver to the successor trustee, all Mortgage Files and documents and statements related to each Mortgage File held by it hereunder, if any, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the successor Trustee and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 7.05.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The expenses of such mailing shall be borne by the predecessor trustee.

     SECTION 7.08     Merger or Consolidation of Trustee.
                      -----------------------------------

     Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall be eligible under the provisions of Section 7.05.

     SECTION 7.09     Appointment of Co-Trustee or Separate Trustee.
                      ----------------------------------------------

     (a) Notwithstanding any other provisions hereof, at any time the Trustee, the Depositor or a Holder of a Majority in Interest of each Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of


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

appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

          (iv) the Trustee or the Certificateholders evidencing a Majority in Interest of the Voting Interests may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Trustee.

     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
7.05 and no notice to Certificateholders of the appointment shall be required under Section 7.07.


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

     (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

     (g) The Trustee shall pay the reasonable compensation of the co-trustees requested by the Trustee to be so appointed (which compensation shall not reduce any compensation payable to the Trustee) and, if paid by the Trustee, shall be a reimbursable expense pursuant to Section 7.11.

     SECTION 7.10     Indemnification of Trustee.
                      ---------------------------

     The Trustee and its directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding or incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder, including any applicable fees and expenses payable pursuant to Section 7.11 and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder.

     Such compensation and reimbursement shall not be limited by any provision of law in regard to compensation of a trustee of an express trust. The provisions of this Section 7.10 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

     SECTION 7.11     Fees and Expenses of Trustee.
                      -----------------------------

     The Trustee shall be entitled to a fee payable by the Master Servicer from the Master Servicing Fee. The Trustee shall be entitled to reimbursement by the Trust Fund of all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except for expenses, disbursements and advances incurred by the Trustee in the routine administration of its duties hereunder and any such expenses arising from its negligence, bad faith or willful misconduct.

                                  ARTICLE VIII
                              TRUST ADMINISTRATION

     SECTION 8.01     Distribution Account.
                      ---------------------

     (a) The Securities Administrator shall establish and maintain accounts (the "Distribution Account"), designated "Distribution Account of Wells Fargo Bank, N.A., as Securities Administrator, f/b/o Luminent Mortgage Trust 2007-1." The Distribution Account shall be established as an Eligible Account. All funds required to be deposited in the Distribution Account shall be held in trust for the Trustee until withdrawn in accordance with Section 8.05. The Securities Administrator shall segregate and hold all funds collected and received pursuant to Servicing Agreements separate and apart from any of its own funds and general assets. Within five Business Days following any request of the Trustee, the

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Securities  Administrator shall provide the Trustee with written confirmation of the existence of such Distribution Account.

     (b) Funds on deposit in the Distribution Account may be invested at the direction of the Master Servicer, but only in Permitted Investments selected by the Master Servicer, which Permitted Investments shall mature not later than the Distribution Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Master Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the Master Servicer out of its own funds immediately as such losses are realized.

     (c) The Distribution Account shall initially be maintained at Wells Fargo Bank, N.A. If an existing Distribution Account ceases to be an Eligible Account, the Securities Administrator shall establish a new Distribution Account that is an Eligible Account within ten days and transfer all funds and investment property on deposit in such existing Distribution Account into such new
Distribution Account. The Securities Administrator shall give to the Master Servicer and the Trustee prior written notice of the name and address of any other depository institution at which the Distribution Account is maintained and the account number of such Distribution Account.

     (d) The Securities Administrator shall promptly upon receipt deposit or cause to be deposited into the Distribution Account all amounts received by it from any Servicer pursuant to the provisions of the respective Servicing Agreements. On each Distribution Date, the entire amount on deposit in the Distribution Account (subject to permitted withdrawals) shall be applied to make the required distributions of principal and/or interest on each Class of Certificates.

     (e)  The  Securities   Administrator   shall  make   withdrawals  from  the
Distribution Account only for the purposes set forth in Section 8.05 and for the following purposes:

          (i) to withdraw amounts deposited in the Distribution Account in error;

          (ii) to reimburse the Master Servicer or the related Servicer, as applicable, for Monthly Advances or Servicing Advances made by any such party, such right to reimbursement pursuant to this subclause (ii) being limited to amounts received on or in respect of a particular Mortgage Loan (including, for this purpose, Liquidation Proceeds and Insurance Proceeds, to the extent related to such Mortgage Loan) which represent late recoveries (net of the applicable portion of the applicable Servicing Fee) of payments of principal or interest on a Mortgage Loan respecting which any such Advance was made, it being understood, in the case of any such reimbursement, that the Master Servicer's or any Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (iii) to reimburse the Master Servicer or the related Servicer following a final liquidation of a Mortgage Loan for any previously unreimbursed Monthly Advances made by any such party (A) that such party determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan and/or (B) to the extent that such unreimbursed Monthly Advances exceed the related Liquidation Proceeds or


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

Insurance Proceeds, it being understood, in the case of each such reimbursement, that the Master Servicer's or any Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (iv) to reimburse the Master Servicer or the related Servicer from related Liquidation Proceeds for amounts expended by it in good faith in connection with the restoration of the related Mortgaged Property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the applicable Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself or the related Servicer out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer's or any Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (v) to pay to the Seller or any Servicer, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not remitted on the date on which the related purchase was effected, and to pay to the applicable party any Monthly Advances and Servicing Advances to the extent specified in the definition of Repurchase Price;

          (vi) to pay the Triad Premiums on the 25th day of each month (or if such day is not a Business Day, on the next succeeding Business Day, commencing February 2007);

          (vii) to pay to the Master Servicer income earned on the investment of funds on deposit in the Distribution Account;

          (viii) on or immediately prior to each Distribution Date, to pay to the Master Servicer the Master Servicing Fee;

          (ix) to make payment of expenses and indemnities to itself, the Master Servicer, the Trustee, the Custodian and the related Servicer pursuant to any provision of this Agreement, the Custodial Agreement or any Servicing Agreement;

          (x) to reimburse a successor master servicer (solely in its capacity as successor master servicer), for any fee or advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Trustee or a successor master servicer appointed by the Trustee pursuant to
Section 5.09, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Trustee thereto shall be prior to the rights of the Certificateholders; and

          (xi) to clear and  terminate  the  Distribution  Account  pursuant  to
Article XI.


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

     In connection with withdrawals pursuant to subclauses (ii), (iii) and (v) above, the Master Servicer's or the Servicer's or such other Person's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Securities Administrator shall therefore keep and maintain a separate accounting for each Mortgage Loan for the purpose of justifying any withdrawal from the Distribution Account it maintains pursuant to such subclauses.

     SECTION 8.02     Reserve Accounts.
                      -----------------

     (a) The Securities Administrator shall establish and maintain two separate accounts (each, "Reserve Account") designated "Reserve Account, Wells Fargo Bank, National Association, as trustee f/b/o Luminent Mortgage Trust 2007-1 - Class I" and "Reserve Account, Wells Fargo Bank, National Association, as trustee f/b/o Luminent Mortgage Trust 2007-1 - Class II." Each Reserve Account shall be established as an Eligible Account. Each Reserve Account shall be closed when the related REMICs are terminated in accordance with Section 11.03.

     All funds required to be deposited in the Class I Reserve Account shall be held for the benefit of the Class I Certificateholders until withdrawn in accordance with Section 8.02(b). The Securities Administrator shall deposit in the Class I Reserve Account, on the date received by it, any Basis Risk Shortfall Carryover Amounts received pursuant to Section 8.05(c)(iv) for the related Distribution Date, which amounts shall be maintained separate and apart from any of the Securities Administrator's own fund and general assets. Funds in the Class I Reserve Account shall not be invested. Any amounts remaining in the Class I Reserve Account when it is closed shall be payable to the Class I-C-2 Certificates.

     All funds required to be deposited in the Class II Reserve Account shall be held for the benefit of the Class II Certificateholders until withdrawn in accordance with Section 8.02(b). The Securities Administrator shall deposit in the Class II Reserve Account, on the date received by it, any Basis Risk Shortfall Carryover Amounts received pursuant to Section 8.05(g)(iv) for the related Distribution Date, which amounts shall be maintained separate and apart from any of the Securities Administrator's own fund and general assets. Funds in the Class II Reserve Account shall not be invested. Any amounts remaining in the Class II Reserve Account when it is closed shall be payable to the Class II-C Certificates.

     (b) On each Distribution Date, the Securities Administrator shall withdraw from the Class I Reserve Account any amounts deposited in the Class I Reserve Account pursuant to Section 8.05(c)(iv), and apply it in the following order of priority:

          (i) to the Class I-A Certificates pro rata, any Basis Risk Shortfall Carryover Amount for such Classes to the extent remaining unpaid;

          (ii) to the Class B-1 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (iii) to the Class B-2 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;


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

          (iv) to the Class B-3 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (v) to the Class B-4 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid; and

          (vi) to the Class I-C-2 Certificates, any remaining amount on deposit in the Reserve Account.

     (c) On each Distribution Date, the Securities Administrator shall withdraw from the Class II Reserve Account any amounts deposited in the Class II Reserve Account pursuant to Section 8.05(g)(iv), and apply it in the following order of priority:

          (i) to the Class II-A Certificates pro rata, any Basis Risk Shortfall Carryover Amount for such Classes to the extent remaining unpaid;

          (ii) to the Class II-B-1 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (iii) to the Class II-B-2 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (iv) to the Class II-B-3 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (v) to the Class II-B-4 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (vi) to the Class II-B-5 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (vii) to the Class II-B-6 Certificates, any Basis Risk Shortfall Carryover Amount for such Class to the extent remaining unpaid;

          (viii) to the Class II-C Certificates, any remaining amount on deposit in the Class II Reserve Account.

     (d) The Reserve Accounts shall not be assets of any REMIC created pursuant to this Agreement. Each Reserve Account will constitute an "outside reserve fund" for purposes of the REMIC Provisions. The beneficial owner of the Class I Reserve Account is the Class I-C-2 Certificateholder. The beneficial owner of the Class II Reserve Account is the Class II-C Certificateholder. For all federal tax purposes, amounts transferred or reimbursed to the Class I Reserve Account shall be treated as a distribution by the Securities Administrator from REMIC III to the Class I-C-1 REMIC III Regular Interest and from the Class I-C-1 REMIC III Regular Interest to the Class I-C-1 REMIC V Regular Interest and from the Class I-C-1 REMIC V Regular Interest to the Class I-C-1 Certificateholder for deposit into the Class I Reserve Account. For all federal tax purposes, amounts transferred or reimbursed to the Class II Reserve Account shall be treated as a distribution by the Securities Administrator from REMIC A5 in


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

respect of the Class II-C REMIC A5 Regular Interest or Class II-F REMIC A5 Regular Interest, to the Class II-C Certificateholder for deposit into the Class II Reserve Account.

     (e) Any Basis Risk Shortfall Carryover Amounts paid by the Securities Administrator pursuant to this Section 8.02 to the Class I Certificates shall be accounted for by the Securities Administrator as amounts paid first as a distribution from REMIC III to the holder of the Class I-C-1 REMIC III Regular Interest and from the holder of the Class I-C-1 REMIC III Regular Interest to the holder of the Class I-C-1 REMIC V Regular Interest and from the holder of the Class I-C-1 REMIC V Regular Interest to the Class I-C-1 Certificates and then to the relevant Certificates from the Class I Reserve Account. In addition, the Securities Administrator shall account for the rights of Holders of the Class I Certificates to receive payments of Basis Risk Shortfall Carryover Amounts as rights in limited recourse notional principal contracts written by the Class I-C-2 Certificates in favor of the Holders of the Class I Certificates.

     (f) Any Basis Risk Shortfall Carryover Amounts paid by the Securities Administrator pursuant to this Section 8.02 to the Class II Certificates shall be accounted for by the Securities Administrator as amounts paid as a distribution from REMIC A5 in respect of the Class II-C REMIC A5 Regular Interest or Class II-F REMIC A5 Regular Interest to the Class II-C Certificates and then to the relevant Certificates from the Class II Reserve Account. In addition, the Securities Administrator shall account for the rights of Holders of the Class II Certificates to receive payments of Basis Risk Shortfall Carryover Amounts as rights in limited recourse notional principal contracts written by the Class II-C Certificates in favor of the Holders of the Class II Certificates.

     (g) For federal tax return and information reporting, the right of the Holders of the Class I and Class II Certificates to receive payments under this Section shall be assumed to have a value of zero unless and until required otherwise by an applicable taxing authority.

     (h) The Class I Reserve Account shall be an asset of the Class I-C-2 Grantor Trust as provided in Section 8.10.

     (i) The Class II Reserve Account shall be an asset of the Class II-C Grantor Trust as provided in Section 8.10.

     SECTION 8.03     Calculation of LIBOR.
                      ---------------------

     (a) With respect to each Distribution Date, one-month LIBOR will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second London Business Day prior to the first day of the related Accrual Period. "Telerate Page 3750" means the display designated as page 3750 on the Moneyline Telerate and after December 31, 2006, the display designated as Reuters LIBOR01 on Reuters, or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on the page or any other page as may replace that page on that service (or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Securities Administrator after consultation with the Depositor), the rate will be the reference bank rate.


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     (b) The reference bank rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator after consultation with the Depositor, as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the first day of the related Accrual Period to prime banks in the London interbank market for a period of one month in amounts equal to the aggregate Certificate Principal Balances of the Certificates. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on the related date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator after consultation with the Depositor, as of 11:00 A.M., New York City time, on the date for loans in U.S. Dollars to leading European banks for a period of one month in amounts equal to the aggregate Certificate Principal Balances of the Certificates. If no quotations can be obtained, the rate will be one-month LIBOR for the prior Distribution Date. The establishment of one-month LIBOR on each Interest
Determination   Date  by  the  Securities   Administrator   and  the  Securities
Administrator's calculation of the rate of interest applicable to the related Certificates for the related Interest Accrual Period shall, in the absence of manifest error, be final and binding.

     SECTION 8.04     Supplemental Interest Trust.
                      ----------------------------

     (a) A separate trust is hereby established (the "Supplemental Interest Trust"), the corpus of which shall include the Swap Agreement and the Cap Agreement. The Supplemental Interest Trust shall be maintained by the Securities Administrator, which is hereby appointed Supplemental Interest Trust Trustee and hereby accepts such appointment. No later than the Closing Date, the Supplemental Interest Trust Trustee shall establish and maintain two separate, segregated trust accounts to be held in the Supplemental Interest Trust, one entitled, "Wells Fargo Bank, N.A. as Supplemental Interest Trust Trustee, in trust for Luminent Mortgage Trust 2007-1, Swap Account" ("Swap Account") and one entitled "Wells Fargo Bank, N.A. as Supplemental Interest Trust Trustee, in trust for Luminent Mortgage Trust 2007-1, Cap Account" ("Cap Account"). Each account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Supplemental Interest Trust Trustee held pursuant to this Agreement. Amounts in the Swap Account and the Cap Account shall be held uninvested.

     (b) Prior to each Distribution Date and prior to any distribution to the Certificateholders, the Supplemental Interest Trust Trustee shall deposit into the Swap Account any amounts received by it from the Swap Provider and any Net Swap Payments or Swap Termination Payments (other than due to a Swap Provider Trigger Event) owed to the Swap Provider. For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall first be deemed paid to the Swap Provider in respect of the Class Swap-IO REMIC VII Regular Interest to the extent of the amount distributable on the Class Swap-IO REMIC VII Regular Interest on such Distribution Date, and any remaining amount shall be deemed paid to the Supplemental Interest Trust for the benefit of the Swap Provider in respect of a Class IO Distribution Amount (as defined below). The Swap Account shall be an "outside reserve fund" for federal income tax purposes, and shall not be an asset of any Trust REMIC.


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     (c) On each  Distribution  Date,  the  Supplemental  Interest Trust Trustee
shall deposit into the Cap Account any amounts received by it from the Cap Provider. The Cap Account shall be an "outside reserve fund" for federal income tax purposes, and shall not be an asset of any Trust REMIC.

     (d) On each Distribution Date (or the Business Day prior thereto in the case of payments to the Swap Provider) (and, with respect to clauses third through eighth and clause tenth, after all distributions of Group I Excess Cashflow), funds in the Swap Account will be distributed in the following order of priority:

          (i) first, to the Swap Provider, all Net Swap Payments, if any, owed to the Swap Provider for such Distribution Date;

          (ii) second, to the Swap Provider, any Swap Termination Payment, other than due to a Swap Provider Trigger Event, if any, owed to the Swap Provider (to the extent not received from a replacement Swap Provider in respect of a replacement Swap Agreement or similar agreement);

          (iii) third, to the Class I Certificates then entitled to receive distributions in respect of principal in the priority described in Section 8.05(b), any remaining Group I Overcollateralization Deficiency;

          (iv) fourth, to each Class of Class I-A certificates, pro rata, based upon the entitlement of each Class to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

          (v) fifth, to each Class of Class I-A certificates, pro rata, to pay any Realized Losses on the Group I Mortgage Loans applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such Class of Class I-A Certificates;

          (vi) sixth, to each Class of Class I-B Certificates sequentially in numerical order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amounts;

          (vii) seventh, to each Class of Class I-B Certificates sequentially in numerical order, to pay any Realized Losses on the Group I Mortgage Loans applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-B Certificates;

          (viii) eighth, to each class of Class I-A Certificates, pro rata, based upon the entitlement of each Class and then sequentially in numerical order to each class of Class I-B Certificates, any unpaid Basis Risk Shortfall Carryover Amounts with respect to the Class I Certificates;

          (ix) ninth, to the Swap Provider, to the extent not previously paid, any swap termination payment due to a Swap Provider Trigger Event (to the extent not received from a replacement Swap Provider in respect of a replacement Swap Agreement or similar agreement); and


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          (x) tenth, to the Class I-C-2 Certificates, any remaining amounts.

Amounts distributed in respect of clauses (iii), (v) and (vii) above shall not exceed the aggregate of current or prior Realized Losses on the Group I Mortgage Loans not previously reimbursed by Subsequent Recoveries or amounts previously distributed pursuant to clauses (iii), (v) and (vii), together with amounts previously distributed from the Cap Account pursuant to Section 8.04(e)(i),
(iii) and (v).

     (e) On each Distribution Date (and after all distributions of Group I Excess Cashflow and all distributions pursuant to clause (d) above), funds in the Supplemental Interest Trust with respect to the Cap Agreement will be distributed in the following order of priority:

          (i) first, to the Classes of Class I Certificates then entitled to receive distributions in respect of principal in the priority described in
Section 8.05(b), any remaining Group I Overcollateralization Deficiency;

          (ii) second, to each Class of Class I-A Certificates, pro rata, based upon the entitlement of each Class to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amounts;

          (iii) third, to each Class of Class I-A Certificates, pro rata, any remaining realized losses on the Group I Mortgage Loans applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-A Certificates;

          (iv) fourth, to each Class of Class I-B Certificates sequentially in numerical order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amounts;

          (v) fifth, to each Class of Class I-B Certificates sequentially in numerical order, any remaining Realized Losses on the Group I Mortgage Loans applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such Class of Class I-B certificates;

          (vi) sixth, to each Class of Class I-A Certificates, pro rata, based upon the entitlement of each Class and then sequentially in numerical order to each Class of Class I-B Certificates, any unpaid Group I Basis Risk Shortfall Carryover Amounts; and

          (vii) seventh, to the Class I-C-2 Certificates, any remaining amounts.

Amounts distributed in respect of clauses (i), (iii) and (v) above shall not exceed the aggregate of current or prior Realized Losses on the Group I Mortgage Loans not previously reimbursed by Subsequent Recoveries or amounts previously distributed pursuant to clauses (i), (iii) and (v) above together with amounts previously distributed from Swap Account pursuant to Section 8.04(d)(iii), (v) and (vii).

     (f) For federal income tax purposes, the Supplemental Interest Trust (for the avoidance of doubt, not including the Posted Collateral Account) shall be owned by the holders of the Class I-C-2 Certificates and shall be an asset of the Class I-C-2 Grantor Trust as provided in Section 8.10.


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     (g) Any  obligation of the  Supplemental  Interest  Trust Trustee under the
Swap Agreement or Cap Agreement shall be deemed to be an obligation of the Supplemental Interest Trust, and not Wells Fargo Bank, National Association in its individual capacity.

     (h) With respect to the failure of the Swap Provider or Cap Provider to perform any of its obligations under the Swap Agreement or Cap Agreement, respectively, the breach by the Swap Provider or Cap Provider of any of its representations and warranties made pursuant to the Swap Agreement or Cap
Agreement, respectively, or the termination of the Swap Agreement or Cap Agreement, the Supplemental Interest Trust Trustee shall send any notices and make any demands, on behalf of the Supplemental Interest Trust, as are required under the Swap Agreement or Cap Agreement, as applicable.

     (i) The Supplemental Interest Trust Trustee shall treat the holders of the Class I Certificates as having entered into a notional principal contract with respect to the holders of the Class I-C-2 Certificates. Pursuant to each such notional principal contract, all holders of Class I Certificates shall be treated as having agreed to pay, on each Distribution Date, to the holder of the Class I-C-2 Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over
(ii) the amount of interest payable to such Certificates at a per annum rate equal to the Group I REMIC Cap, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class I-C-2 Certificates shall be treated as having agreed to pay Basis Risk Shortfall Carryover Amounts to the holders of the Class I Certificates in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Class I Certificates of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the holders of such Certificates in respect of the corresponding REMIC Regular Interest and as having been paid by such holders to the Supplemental Interest Trust Trustee pursuant to the notional principal contract. Thus, each Class I Certificate shall be treated as representing not only ownership of a REMIC Regular Interest, but also ownership of an interest in, and obligations with respect to, a notional principal contract. For tax reporting purposes, the notional principal contract will be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

     (j) For federal income tax purposes, each holder of a Class I Certificate is deemed to own an undivided beneficial ownership interest in a REMIC Regular Interest and the right to receive payments in respect of the Basis Risk Shortfall Carryover Amounts and the obligation to make payments to the Supplemental Interest Trust. For federal income tax purposes, the Securities


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

Administrator will account for payments to each Class I Certificate as follows: each Class I Certificate will be treated as receiving their entire payment from the corresponding REMIC Regular Interest (regardless of any Swap Termination Payment or other obligation under the Swap Agreement) and subsequently paying their portion of any Swap Termination Payment or any shortfall in Net Swap Payment through the Class IO Distribution Amount in respect of each such Class' obligation under the Swap Agreement. In the event that any such Class is resecuritized in another REMIC, the obligation under the Swap Agreement to pay any such Swap Termination Payment (or any shortfall in the net Swap Payment), will be made by one or more of the REMIC regular interests issued by the resecuritization REMIC pursuant to a notional principal contract entered into by the holders of such regular interests and the Class I-C-2 Certificates subsequent to such REMIC regular interest receiving its full payment from any such Class I Certificate. Resecuritization of any Class I Certificate in a REMIC will be permissible only if the Securities Administrator hereunder is the trustee or securities administrator in such resecuritization.

     (k) The REMIC III Regular Interest corresponding to a Class I Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that the maximum interest rate payable on that REMIC III Regular Interest will equal the Group I REMIC Cap. As a result of the foregoing, the amount of distributions and taxable income on the REMIC III Regular Interest corresponding to a Class I Certificate may exceed the actual amount of distributions on the Class I Certificate.

     (l) The Securities Administrator, in its capacity as Supplemental Interest Trust Trustee, is hereby directed to execute and deliver, on behalf of the Supplemental Interest Trust, the Swap Agreement and Cap Agreement on the Closing Date. The Supplement Interest Trust Trustee may, and at the direction of a Majority In Interest of the Certificates shall, exercise any right that the Supplemental Interest Trust Trustee may have to designate an "Early Termination Date" under the Swap Agreement or Cap Agreement, as applicable, upon the occurrence of an "Event of Default" or a "Termination Event" thereunder of which a Responsible Officer of the Supplemental Interest Trust Trustee has actual knowledge. Upon the occurrence of an "Early Termination Date" under the Swap Agreement or Cap Agreement, the Depositor shall use reasonable efforts to replace the Swap Agreement Cap Agreement, as applicable, with one that is furnished by a replacement for the Swap Provider or Cap Provider acceptable to each Rating Agency, and the Supplemental Interest Trust Trustee shall hold in trust any amount that is paid to it by the Swap Provider or Cap Provider in respect of any such "Early Termination Date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for the Swap Agreement or Cap Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Supplemental Interest Trust Trustee shall deposit such portion in the Swap Account or Cap Account, as applicable. If such amount is insufficient to purchase a replacement for the Swap Agreement or Cap Agreement, as applicable, the Supplemental Interest Trust Trustee shall apply such amount to replace so much of the Swap Agreement or Cap Agreement as it is possible to replace with such amount. If the Swap Provider or Cap Provider transfers its rights and obligations under the Swap Agreement or Cap Agreement, respectively, to another party in accordance therewith, or the Swap Agreement or Cap Agreement is replaced with one that is furnished by a replacement for the Swap Provider or


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Cap Provider acceptable to each Rating Agency in accordance with this Agreement, then the Supplemental Interest Trust Trustee is hereby instructed to execute and deliver the related replacement for or novation of the Swap Agreement or Cap Agreement, as applicable.

     In the event that any initial payment is received from a replacement swap provider in connection with the execution of a new swap agreement, such payment shall be applied to the Swap Termination Payment owed to the previous swap provider and paid to the previous swap provider.

     In addition, for any period that and for so long as the Securities Administrator is required to file any report with the Commission pursuant to this Agreement, the Depositor shall furnish to the Securities Administrator, within five Business Days prior to each Distribution Date, the "significance estimate" of the Swap Agreement and Cap Agreement calculated in accordance with
Item 1115 of Regulation AB as of the last Business Day of the immediately preceding calendar month. Upon its receipt from the Depositor of each "significance estimate" for the Swap Agreement and Cap Agreement, the Securities Administrator shall, on the basis of such "significance estimate," calculate the Swap Agreement and Cap Agreement's "significance percentage" of the Class Certificate Balance of the Class I Certificates as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. If the "significance percentage" meets either of the thresholds detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator will provide written notice to the Depositor. The Depositor shall be obligated to obtain from the Swap Provider or Cap Provider any information required under Regulation AB to the extent required under the Swap Agreement and Cap Agreement and to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K relating to the Swap Agreement or Cap Agreement, or written notification instructing the Securities Administrator that filings regarding the Swap Provider and Cap Provider are not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with the filing of any Form 10-D, Form 8-K or Form 10-K relating to the Swap Agreement or Cap Agreement pursuant to this section.

     (m) If the Swap Provider or Cap Provider is obligated pursuant to the Swap Agreement or Cap Agreement to post Collateral (as defined in the related Agreement), the Supplemental Interest Trust Trustee shall receive, hold and perform all obligations with respect thereto as is required pursuant to the applicable Agreement. The rights of the Supplemental Interest Trust to such Collateral shall be as provided in the applicable Agreement. In the event that cash is deposited as Collateral, it shall be deposited in an Eligible Account, entitled "Posted Collateral Account, for the benefit of Luminent Mortgage Trust 2007-1." Unless the Swap Provider or Cap Provider, as applicable, from time to time otherwise directs in writing that the monies be invested in a different Permitted Investment, the monies in the Account shall be invested in Wells Fargo Advantage Prime Investments Money Market Fund. All amounts earned on amounts on deposit in the Posted Collateral Account shall be taxable to the Swap Provider or Cap Provider, as applicable.

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     SECTION 8.05     Priorities of Distribution.
                      ---------------------------

     (a) On each Distribution Date (or the Business Day prior thereto in the case of payments to the Swap Provider), the Securities Administrator shall withdraw Group I Interest Remittance Amount from the Distribution Account and apply such funds in the following order of priority:

          (i) first, concurrently, to each Class of Class I-A Certificates, pro rata, their respective Interest Distribution Amount and Interest Carry Forward Amounts for such Distribution Date;

          (ii) second, sequentially, to each Class of Class I-B Certificates in numerical order, their respective Interest Distribution Amount and Interest Carry Forward Amounts for such Distribution Date; and

          (iii) third, for distribution as Group I Excess Cashflow pursuant to clause (c) below.

     (b) On each Distribution Date (or the Business Day prior thereto in the case of payments to the Swap Provider), the Securities Administrator shall withdraw the Group I Principal Distribution Amount from the Distribution Account and apply such funds in the following order of priority:

          (i) if such Distribution Date is prior to the Group I Stepdown Date or a Group I Trigger Event is in effect on such Distribution Date:

          (A) first, to each Class of Class I-A Certificates, pro rata, in reduction of their Certificate Principal Balances, until reduced to zero;

          (B) second, to each Class of Class I-B Certificates, sequentially in numerical order in reduction of their Certificate Principal Balances, until reduced to zero; and

          (C) third, for distribution as Group I Excess Cashflow pursuant to clause (c) below; or

          (ii) if such Distribution Date is on or after the Stepdown Date and no Trigger Event is in effect on such Distribution Date:

          (A) first, to each Class of Class I-A Certificates, an amount up to the Class I-A Principal Distribution Amount, pro rata, in reduction of their Certificate Principal Balances, until reduced to zero;

          (B) second, to Class I-B-1 Certificates, its Class I-B-1 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;


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

          (C) third, to Class I-B-2 Certificates, its Class I-B-2 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (D) fourth, to Class I-B-3 Certificates, its Class I-B-3 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (E) fifth, to Class I-B-4 Certificates, its Class I-B-4 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero; and

          (F) sixth, for distribution as Group I Excess Cashflow pursuant to clause (c) below.

     (c) On each Distribution Date (or the Business Day prior thereto in the case of payments to the Swap Provider), Group I Excess Cashflow, if any, will be distributed in the following order of priority:

          (i) first, to distribute the Group I Overcollateralization Deficiency Amount as principal, in accordance with clause (b) above;

          (ii) second, to each Class of Class I-A Certificates, pro rata, based upon the entitlement of each Class (1) first, to pay any Interest Distribution Amounts and Interest Carry Forward Amounts and (2) second, to pay any Realized Losses applied to reduce the Certificate Principal Balances of the Class I-A Certificates on such Distribution Date and prior Distribution Dates;

          (iii) third, to each Class of Class I-B Certificates sequentially in numerical order (1) first, to pay any Interest Distribution Amounts and Interest Carry Forward Amounts and (2) second, to pay any Realized Losses applied to reduce the Certificate Principal Balances of the Class I-B Certificates on such Distribution Date and prior Distribution Dates;

          (iv) fourth, from amounts otherwise payable to the Class I-C-1 Certificates, first, to each class of Class I-A Certificates, pro rata, based upon the entitlement of each class and then sequentially in numerical order to each class of Class I-B Certificates, any unpaid Basis Risk Shortfall Carryover Amounts with respect to the Class I Certificates;

          (v) fifth, from amounts otherwise distributable to the Class I-C-1 Certificates, to the Supplemental Interest Trust, for payment to the Swap Provider, to the extent not previously paid, any Swap Termination Payment owed to the Swap Provider pursuant to the Swap Agreement in the event that the Swap Provider is the defaulting party or the sole Affected Party under the Swap Agreement (to the extent not received from a replacement Swap Provider in respect of a replacement Swap Agreement or similar agreement);

          (vi) sixth, to the Class R and Class RX Certificates, pro rata, in reduction of their respective Certificate Principal Balances, until $100 has been distributed pursuant to this clause;


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

          (vii) seventh, to the Class I-C-1 Certificates, up to the Class I-C-1 Distributable Amount;

          (viii) eighth, on the Distribution Date immediately following the expiration of the latest Prepayment Premium or any Distribution Date thereafter (or the final Distribution Date, if earlier), to the Class I-P Certificates, $100 in reduction of the Certificate Principal Balance of such Class; and

          (ix) ninth, to the Class R and Class RX Certificates (from their respective REMIC(s)), any remaining amount related to the Group I Mortgage Loans.

     (d) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums or Non-Mortgagor Prepayment Premium Payment Amounts with respect to the Group I Mortgage Loans and shall distribute such amounts to the holders of the Class I-P Certificates. Any such amounts in respect of Non-Mortgagor Prepayment Premium Payment Amounts shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). Amounts distributed pursuant to this paragraph will not be applied to reduce the Certificate Principal Balance of the Class I-P Certificates.

     (e) On each Distribution Date, the Securities Administrator shall withdraw the Group II Interest Remittance Amount from the Distribution Account and apply such funds in the following order of priority:

          (i) first, on each Distribution Date on and after the Distribution Date in February 2017, from amounts otherwise distributable to the Class II-C Certificates for deposit into the Final Maturity Reserve Trust, the Final Maturity Reserve Amount;

          (ii) second, concurrently, to the Class II-A Certificates, pro rata, their respective Interest Distribution Amounts and Interest Carry Forward Amounts thereon for such Distribution Date;

          (iii) third, sequentially, to each Class of Class II-B certificates in numerical order, their respective Interest Distribution Amounts and Interest Carry Forward Amounts thereon for such Distribution Date; and

          (iv) fourth, for distribution as Group II Excess Cashflow pursuant to clause (g) below.

     (f) On each Distribution Date, the Securities Administrator shall withdraw the Group II Principal Distribution Amount for the Group II Mortgage Loans from the Distribution Account and apply such funds in the following order of priority:

          (i) if such Distribution Date is prior to the Group II Stepdown Date or a Group II Trigger Event is in effect on such Distribution Date:

          (A) first, to each Class II-A Certificate, pro rata, in reduction of their Certificate Principal Balances, until reduced to zero;


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

          (B) second, to the Class II-B Certificates, sequentially in numerical order in reduction of their Certificate Principal Balances, until reduced to zero; and

          (C) third, for distribution as Group II Excess Cashflow pursuant to clause (g) below; or

          (ii) if such Distribution Date is on or after the Group II Stepdown Date and no Group II Trigger Event is in effect on such Distribution Date:

          (A) first, to the Class II-A Certificates, an amount up to the Senior Principal Distribution Amount, pro rata, in reduction of their Certificate Principal Balances, until reduced to zero;

          (B) second, to the Class II-B-1 Certificates, its Class II-B-1 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (C) third, to the Class II-B-2 Certificates, its Class II-B-2 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (D) fourth, to the Class II-B-3 Certificates, its Class II-B-3 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (E) fifth, to the Class II-B-4 Certificates, its Class II-B-4 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (F) sixth, to the Class II-B-5 Certificates, its Class II-B-5 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero;

          (G) seventh, to the Class II-B-6 Certificates, its Class II-B-6 Principal Distribution Amount, in reduction of its Certificate Principal Balance, until reduced to zero; and

          (H) eighth, for distribution as Group II Excess Cashflow pursuant to clause (g) below.

     (g) Group II Excess Cashflow, if any, will be distributed in the following order of priority:

          (i) first, to distribute the Group II Overcollateralization Deficiency Amount as principal, in accordance with clause (f) above;

          (ii) second, to each Class of Class II-A Certificates, pro rata, based upon the entitlement of each Class (1) first, to pay any unpaid Interest Distribution Amounts and Interest Carry Forward Amounts and (2) second, to pay


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

any Realized Losses applied to reduce the Certificate Principal Balances of the Class II-A Certificates for such Distribution Date and prior Distribution Dates;

          (iii) third, to each Class of Class II-B Certificates sequentially in numerical order (1) first, to pay any unpaid Interest Distribution Amounts and Interest Carry Forward Amounts and (2) second, to pay any Realized Losses applied to reduce the Certificate Principal Balances of the class II-B certificates for such Distribution Date and prior Distribution Dates;

          (iv) fourth, from amounts otherwise payable to the Class II-C certificates, first, to each Class of Class II-A Certificates, pro rata, based upon the entitlement of each Class, and then sequentially in numerical order to each class of Class II-B Certificates, any unpaid Basis Risk Shortfall Carryover Amounts;

          (v) fifth, to the Class R and Class RX Certificates, pro rata, in reduction of their respective Certificate Principal Balances, until $100 has been distributed pursuant to this clause;

          (vi) sixth, to the Class II-C Certificates, up to the Class II-C Distributable Amount;

          (vii) seventh, on the Distribution Date immediately following the expiration of the latest Prepayment Premium or any Distribution Date thereafter (or the final Distribution Date, if earlier), to the Class II-P Certificates, $100 in reduction of the Certificate Principal Balance of such Class; and

          (viii) eighth, to the Class R and RX Certificates (from their respective REMICs), any remaining amount related to the Group II Mortgage Loans.

     (h) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums or Non-Mortgagor Prepayment Premium Payment Amounts with respect to the Group II Mortgage Loans and shall distribute such amounts to the Holders of the Class II-P Certificates. Any such amounts in respect of Non-Mortgagor Prepayment Premium Payment Amounts shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). Amounts distributed pursuant to this paragraph will not be applied to reduce the Certificate Principal Balance of the Class II-P Certificates.

     (i) Amounts distributed to the Residual Certificates pursuant to Section 8.05(c)(ix) or Section 8.05(g)(viii) on any Distribution Date shall be allocated among the Residual Interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the REMIC Regular Interests of such REMIC on such Distribution Date.

     (j) Amounts in the Reserve Accounts will be applied on each Distribution Date as set forth in Section 8.02. Amounts in the Swap Account will be applied on each Distribution Date as set forth in Section 8.04. Amounts in the Cap Account will be applied on each Distribution Date as set forth in Section 8.04.


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     (k) Notwithstanding  any other provision of this Agreement,  the Securities
Administrator,   as  applicable,  shall  comply  with  all  federal  withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

     SECTION 8.06     Allocation of Realized Losses.
                      ------------------------------

     (a) On or prior to each Determination Date, the Securities Administrator shall determine the total amount of Realized Losses with respect to the Prepayment Period related to the Distribution Date based upon information from the Servicer. The Applied Realized Loss Amount with respect to the Group I Mortgage Loans for any Distribution Date shall be allocated in reduction of the Certificate Principal Balances of the Class I-B-4 Certificates, Class I-B-3 Certificates, Class I-B-2 Certificates, Class I-B-1 Certificates and then to the Class I-A-2 and Class I-A-1 Certificates, in that order, and until the respective Certificate Principal Balance of each such Class has been reduced to zero. The Applied Realized Loss Amount with respect to the Group II Mortgage
Loans for any Distribution Date shall be allocated in reduction of the Certificate Principal Balances of the Class II-B-6 Certificates, Class II-B-5 Certificates, Class II-B-4 Certificates, Class II-B-3 Certificates, Class II-B-2 Certificates, Class II-B-1 Certificates, and then to the Class II-A-3 Certificates, Class II-A-2 Certificates and Class II-A-1 Certificates, in that order, and until the respective Certificate Principal Balance of each such Class has been reduced to zero.

     (b) Any Applied Realized Loss Amount allocated to a Class of Certificates or any reduction in the Certificate Principal Balance of a Class of Certificates pursuant to Section 8.06(a) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balance.

     (c) Any allocation of any Applied Realized Loss Amount to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to
Section 8.06(b) shall be accomplished by reducing the Certificate Principal Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of Certificate Principal Balance.

     (d) Any Subsequent Recoveries shall be included as part of the related Principal Distribution Amount on the succeeding Distribution Date. Holders of Certificates will not be entitled to any payment in respect of interest on a Subsequent Recovery for any Accrual Period preceding the Distribution Date on which the Subsequent Recovery is added to the related Principal Distribution Amount. On each Distribution Date, the Unpaid Realized Loss Amounts on the Classes of Certificates will be reduced by the amount of Subsequent Recoveries for such Distribution Date, such reductions to be allocated to each Class of Certificates having an Unpaid Realized Loss Amount in reverse order of the allocation of Applied Realized Loss Amounts set forth in Section 8.06(a) until the Unpaid Realized Loss Amount for such Class is reduced to zero, and the


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Certificate  Principal  Balances of such Class or Classes  shall be increased by the same amount.

     SECTION 8.07     REMIC Distributions.
                      --------------------

     (a) Distributions on the REMIC I Regular Interests and the Class R-I Interest. On each Distribution Date, the following amounts, in the following order of priority, shall be deemed distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests and distributed to the holders of the Class R Certificates (in respect of the Class R-I Interest), as the case may be:

          (i) first, to the extent of the Group I Interest Remittance Amount (prior to deduction for any Net Swap Payment or Swap Termination Payment paid to the Supplemental Interest Trust for payment to the Swap Provider), to each of REMIC I Regular Interest I-1-A through I-84-B, pro rata, in an amount equal to
(A) Uncertificated Accrued Interest for such REMIC I Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

          (ii) second, to the extent of the Group I Interest Remittance Amount and Group I Principal Remittance Amount (prior to deduction for any Net Swap Payment or Swap Termination Payment paid to the Supplemental Interest Trust for payment to the Swap Provider) remaining after distributions pursuant to clause
(i) above, payments of principal shall be allocated to REMIC I Regular Interest I-1-A through I-84-B starting with the lowest numerical denomination until the Uncertificated Balance of each such REMIC I Regular Interest is reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests;

          (iii) to the REMIC I Regular Interest I-84-B, all amounts representing Prepayment Premiums in respect of the Group I Mortgage Loans received by the Securities Administrator; and

          (iv) any remaining amount to the Class R Certificate (in respect of the Class R-I Interest).

     (b) Distributions on the REMIC II Regular Interests and the Class R-II Interest. On each Distribution Date, the following amounts, in the following order of priority, shall be deemed distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests and distributed to the holders of the Class R Certificates (in respect of the Class R-II Interest), as the case may be:

          (i) first, to the extent of the Group I Interest Remittance Amount (prior to deduction for any Net Swap Payment or Swap Termination Payment paid to the Supplemental Interest Trust for payment to the Swap Provider), to REMIC II Regular Interest I-LTIO, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC II Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; to REMIC II Regular Interest I-LTAA, the Corresponding REMIC II Marker Interests, REMIC II Regular Interest I-LTZZ, REMIC II Regular Interest I-LTP and REMIC II Regular Interest I-LTR, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC II Regular Interest such


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Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Regular Interest I-LTZZ shall be reduced and deferred when the REMIC II Overcollateralized Amount is less than the REMIC II Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum I-LTZZ Uncertificated Accrued Interest Deferral Amount, and such amount shall be payable to each Corresponding REMIC II Marker Interest in the same proportion as the Group I Overcollateralization Deficiency Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC II Regular Interest I-LTZZ shall be increased by such amount;

          (ii) second, to the extent of the Group I Interest Remittance Amount and Group I Principal Remittance Amount (prior to deduction for any Net Swap Payment or Swap Termination Payments paid to the Supplemental Interest Trust for payment to the Swap Provider) remaining after distributions pursuant to clause
(i) above, first, to the REMIC II Regular Interest I-LTR until its Uncertificated Balance equals one-half the aggregate Certificate Principal Balance of the Class R and Class RX Certificates, and any remaining amount to the REMIC II Regular Interests, allocated as follows:

               (1) 98.00% of such remainder (other than amounts payable under clause (3) below), to REMIC II Regular Interest I-LTAA and REMIC II Regular Interest I-LTP until the Uncertificated Balances of such REMIC II Regular Interests are reduced to zero; provided, however, that the Uncertificated Balance of REMIC II Regular Interest I-LTP shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Premium with respect to the Group I Mortgage Loans or any Distribution Date thereafter, at which point such amount shall be distributed to the REMIC II Regular Interest I-LTP, until $100 has been distributed pursuant to this clause;

               (2) 2.00% of such remainder (other than amounts payable under clause (3) below) first, to each Corresponding REMIC II Marker Interest, 1.00% in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balance of such REMIC II Regular Interests are reduced to zero and second, to REMIC II Regular Interest I-LTZZ, 1.00% until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero; and

               (3)  any  remaining   amount  to  the  Holders  of  the  Class  R
          Certificates (in respect of the Class R-II Interest);

provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to a Group I Overcollateralization Release Amount shall be allocated to (i) REMIC II Regular Interest I-LTAA and REMIC II Regular Interest I-LTP, in that order and (ii) REMIC II Regular Interest I-LTZZ, respectively; provided, however, that the Uncertificated Balance of REMIC II Regular Interest I-LTP shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Premium with respect to the Group I Mortgage Loans or any Distribution Date thereafter, at which point such amount shall be distributed to the REMIC II Regular Interest I-LTP, until $100 has been distributed pursuant to this clause; and


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

          (iii) On each Distribution Date, all amounts representing Prepayment Premiums in respect of the Group I Mortgage Loans received by REMIC I Regular Interest I-84-B will be distributed to the holders of the REMIC II Regular Interest I-LTP. Such amount shall not reduce the Uncertificated Balance of the REMIC II Regular Interest I-LTP.

     (c) Distributions on the REMIC III Regular Interests and the Class R-III Interest. On each Distribution Date, 100% of the amounts deemed distributed on REMIC II Regular Interest I-LTIO shall be deemed distributed by REMIC III to REMIC VII in respect of the Class I-Swap-IO REMIC III Regular Interest. On each Distribution Date, all amounts representing Prepayment Charges deemed distributed on REMIC II Regular Interest I-LTP shall be deemed distributed by REMIC III to REMIC VI in respect of the Class I-P REMIC III Regular Interest. Such amount shall not reduce the Uncertificated Balance of the Class I-P REMIC III Regular Interest. Other amounts deemed distributed by REMIC II to REMIC III shall be deemed distributed with respect to the REMIC III Regular Interests (other than the Class I-Swap-IO REMIC III Regular Interest) so as to (i) pay the Uncertificated Accrued Interest on such REMIC III Regular Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and
(ii) reduce the Uncertificated Balance or Notional Amount of each such REMIC III Regular Interest to the extent necessary so that it equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class R Certificates (in respect of the Class R-III Interest).

     (d) On each Distribution Date, 100% of the amounts distributed to REMIC IV in respect of the Class I-B-4 REMIC III Regular Interest shall be deemed distributed by REMIC IV to the Class I-B-4 Certificates in respect of the Class I-B-4 REMIC IV Regular Interest. Any remaining amounts in REMIC IV shall be distributed to the Class RX Certificates (in respect of the Class RX-IV Interest).

     (e) On each Distribution Date, 100% of the amounts distributed to REMIC V in respect of the Class I-C-1 REMIC III Regular Interest shall be deemed distributed by REMIC V to the Class I-C-1 Certificates in respect of the Class I-C-1 REMIC V Regular Interest. Any remaining amounts in REMIC V shall be distributed to the Class RX Certificates (in respect of the Class RX-V Interest).

     (f) On each Distribution Date, 100% of the amounts distributed to REMIC VI in respect of the Class I-P REMIC III Regular Interest shall be deemed distributed by REMIC VI to the Class I-P Certificates in respect of the Class I-P REMIC VI Regular Interest. Any remaining amounts in REMIC VI shall be distributed to the Class RX Certificates (in respect of the Class RX-VI Interest).

     (g) On each Distribution Date, 100% of the amounts distributed to REMIC VII in respect of the Class I-Swap-IO REMIC III Regular Interest shall be deemed distributed by REMIC VII to the Supplemental Interest Trust in respect of the Class I-Swap-IO REMIC VII Regular Interest for deposit into the Swap Account. Any remaining amounts in REMIC VII shall be distributed to the Class RX Certificates (in respect of the Class RX-VII Interest).


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     (h)  Distributions  on the REMIC A1  Regular  Interests  and the Class R-A1
Interest. On each Distribution Date, the following amounts, in the following order of priority, shall be deemed distributed by REMIC A1 to REMIC A2 on account of the REMIC A1 Regular Interests and distributed to the holders of the Class R Certificates (in respect of the Class R-A1 Interest), as the case may be:

          (i) to the extent of the Group II Interest Remittance Amount attributable to the Group II Mortgage Loans with original terms to maturity in excess of 30 years, to REMIC A1 Regular Interest II-40, an amount equal to (A) Uncertificated Accrued Interest for such REMIC A1 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates to the extent equivalent amounts are distributed to the REMIC A2 Regular Interests;

          (ii) to the extent of the Group II Interest Remittance Amount attributable to the Group II Mortgage Loans with original terms to maturity of 30 years or less, to REMIC A1 Regular Interest II-30, an amount equal to (A) Uncertificated Accrued Interest for such REMIC A1 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates to the extent equivalent amounts are distributed to the REMIC A2 Regular Interests;

          (iii) to the extent of the Group II Interest Remittance Amount and Group II Principal Remittance Amount attributable to the Group II Mortgage Loans with original terms to maturity in excess of 30 years remaining after distributions pursuant to clause (i) above, to REMIC A1 Regular Interest II-40 until the Uncertificated Balance of such REMIC A1 Regular Interest is reduced to zero;

          (iv) to the extent of the Group II Interest Remittance Amount and Group II Principal Remittance Amount attributable to the Group II Mortgage Loans with original terms to maturity of 30 years or less remaining after distributions pursuant to clause (ii) above, to REMIC A1 Regular Interest II-30 until the Uncertificated Balance of such REMIC A1 Regular Interest is reduced to zero;

          (v) to REMIC A1 Regular Interest II-40, all amounts representing Prepayment Premiums in respect of the Group II Mortgage Loans received by the Securities Administrator;

          (vi) any remaining amount to the Class R Certificate (in respect of the Class R-A1 Interest); and

          (vii)  Notwithstanding   anything  to  the  contrary  above,  on  each
Distribution Date, distributions, losses and Deferred Interest shall be deemed allocated to the REMIC A1 Regular Interests such that:

          (A) as of any date, the aggregate Uncertificated Balance of the REMIC A1 Regular Interests shall equal the aggregate Stated Principal Balance of the Group II Mortgage Loans, and

          (B) the aggregate amount deemed distributed in respect of Uncertificated Accrued Interest with respect to the REMIC A1 Regular Interests shall equal and shall in no event exceed the aggregate amount of


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     interest  actually  distributed  to the REMIC A3 Regular  Interests and any accrued and unpaid interest with respect to Uncertificated Accrued Interest shall be carried and paid to the extent paid in the aggregate on the REMIC A3 Regular Interests on following Distribution Dates.

     (i) Distributions on the REMIC A2 Regular Interests and the Class R-A2 Interest. On each Distribution Date, the following amounts, in the following order of priority, shall be deemed distributed by REMIC A2 to REMIC A3 on account of the REMIC A2 Regular Interests and distributed to the holders of the Class R Certificates (in respect of the Class R-A2 Interest), as the case may be:

          (i) first, to the extent of the Group II Interest Remittance Amount, to REMIC A2 Regular Interest II-LTF, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC A2 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates to the extent equivalent amounts are distributed to the REMIC A3 Regular Interests; to REMIC A2 Regular Interest II-LTAA, the Corresponding REMIC A2 Marker Interests, REMIC A3 Regular Interest II-LTZZ, REMIC A2 Regular Interest II-LTP and REMIC A2 Regular Interest II-LTR, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC A2 Regular Interest such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates to the extent equivalent amounts are distributed to the REMIC A3 Regular Interests. Amounts payable as Uncertificated Accrued Interest in respect of REMIC A2 Regular Interest II-LTZZ shall be reduced and deferred when the REMIC A2 Overcollateralized Amount is less than the REMIC A2 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum II-LTZZ Uncertificated Accrued Interest Deferral Amount, and such amount shall be payable to each Corresponding REMIC A2 Marker Interest in the same proportion as the Group II Overcollateralization Deficiency Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC A2 Regular Interest II-LTZZ shall be increased by such amount;

          (ii) second, to the extent of the Group II Interest Remittance Amount and Group II Principal Remittance Amount remaining after distributions pursuant to clause (i) above, first, to the REMIC A2 Regular Interest II-LTR until its Uncertificated Balance equals one-half of the Certificate Principal Balance of the Class R and Class RX Certificates, and any remaining amount to the REMIC A2 Regular Interests, allocated as follows:

               (1) 98.00% of such remainder (other than amounts payable under clause (3) below), to REMIC A2 Regular Interest II-LTAA and REMIC A2 Regular Interest II-LTP until the Uncertificated Balances of such REMIC A2 Regular Interests are reduced to zero; provided, however, that the Uncertificated Balance of REMIC A2 Regular Interest II-LTP shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Premium with respect to the Group II Mortgage Loans or any Distribution Date thereafter, at which point such amount shall be distributed to the REMIC A2 Regular Interest II-LTP, until $100 has been distributed pursuant to this clause;


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               (2) 2.00% of such  remainder  (other than amounts  payable  under clause (3) below) first, to each Corresponding REMIC A2 Marker Interest, 1.00% in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balance of such REMIC A2 Regular Interests are reduced to zero and second, to REMIC A2 Regular Interest II-LTZZ, 1.00% until the Uncertificated Balance of such REMIC A2 Regular Interest is reduced to zero; and

               (3)  any  remaining   amount  to  the  Holders  of  the  Class  R
          Certificates (in respect of the Class R-A2 Interest);

provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to a Group II Overcollateralization Release Amount shall be allocated to (i) REMIC A2 Regular Interest II-LTAA, and REMIC A2 Regular Interest II-LTP, in that order and (ii) REMIC A2 Regular Interest II-LTZZ, respectively; provided, however, that the Uncertificated Balance of REMIC A2 Regular Interest II-LTP shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Premium with respect to the Group II Mortgage Loans or any Distribution Date thereafter, at which point such amount shall be distributed to the REMIC II Regular Interest I-LTP, until $100 has been distributed pursuant to this clause; and

          (iii) On each Distribution Date, all amounts representing Prepayment Premiums in respect of the Group II Mortgage Loans received by REMIC A1 Regular Interest II-40 will be distributed to the holders of REMIC A2 Regular Interest II-LTP. Such amount shall not reduce the Uncertificated Balance of REMIC A2 Regular Interest II-LTP.

          (iv)   Notwithstanding   anything  to  the  contrary  above,  on  each
Distribution Date, distributions, losses and Deferred Interest shall be deemed allocated to the REMIC A2 Regular Interests such that:

          (A) as of any date, the aggregate Uncertificated Balance of the REMIC A2 Regular Interests shall equal the aggregate Stated Principal Balance of the Group II Mortgage Loans, and

          (B) the aggregate amount deemed distributed in respect of Uncertificated Accrued Interest with respect to the REMIC A2 Regular Interests shall equal and shall in no event exceed the aggregate amount of interest actually distributed to the REMIC A3 Regular Interests and any accrued and unpaid interest with respect to Uncertificated Accrued Interest shall be carried and paid to the extent paid in the aggregate on the REMIC A3 Regular Interests on following Distribution Dates.

     (j) Distributions on the REMIC A3 Regular Interests and the Class R-A3 Interest. On each Distribution Date, 100% of the amounts deemed distributed on REMIC A2 Regular Interest II-LTF shall be deemed distributed by REMIC A3 to REMIC A5 in respect of the Class II-F REMIC A3 Regular Interest. On each Distribution Date, all amounts representing Prepayment Premiums deemed distributed on REMIC A2 Regular Interest II-LTP shall be deemed distributed by REMIC A3 to REMIC A6 in respect of the Class II-P REMIC A3 Regular Interest. Such amount shall not reduce the Uncertificated Balance of the Class II-P REMIC


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A3 Regular  Interest.  Other amounts deemed  distributed by REMIC A2 to REMIC A3 shall be deemed distributed with respect to the REMIC A3 Regular Interests (other than the Class II-F REMIC A3 Regular Interest) so as to (i) pay the Uncertificated Accrued Interest on such REMIC A3 Regular Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and
(ii) reduce the Uncertificated Balance or Notional Amount of each such REMIC A3 Regular Interest to the extent necessary so that it equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class R Certificates (in respect of the Class R-A3 Interest).

     (k) On each Distribution Date, 100% of the amounts distributed to REMIC A4 in respect of the Class II-B-6 REMIC A3 Regular Interest shall be deemed distributed by REMIC A4 to the Class II-B-6 Certificates in respect of the Class I-B-6 REMIC A4 Regular Interest. Any remaining amounts in REMIC A4 shall be distributed to the Class RX Certificates (in respect of the Class RX-A4 Interest).

     (l) On each Distribution Date, 100% of the amounts distributed to REMIC A5 in respect of the Class II-C REMIC A3 Regular Interest and the Class II-F REMIC A3 Regular Interest shall be deemed distributed by REMIC A5 to the Class II-C Certificates in respect of the Class II-C REMIC A5 Regular Interest and the Class II-F REMIC A5 Regular Interest. Any remaining amounts in REMIC A5 shall be distributed to the Class RX Certificates (in respect of the Class RX-A5 Interest).

     (m) On each Distribution Date, 100% of the amounts distributed to REMIC A6 in respect of the Class II-P REMIC A3 Regular Interest shall be deemed distributed by REMIC A6 to the Class II-P Certificates in respect of the Class II-P REMIC A6 Regular Interest. Any remaining amounts in REMIC A6 shall be distributed to the Class RX Certificates (in respect of the Class RX-A6 Interest).

     (n) The following losses shall be deemed to be allocated as follows:

          (i) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests, the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred in respect of the Group I Mortgage Loans for any Distribution Date shall be allocated first, to the REMIC I Regular Interests ending with the designation "B," pro rata, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rates on the respective Uncertificated Balances of each such REMIC I Regular Interest, and then, to REMIC I Regular Interests ending with the designation "A," pro rata, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest;

          (ii) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests, the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred in respect of the Group I Mortgage Loans for any Distribution Date shall be allocated among REMIC II Regular Interest I-LTAA, the Corresponding REMIC II Marker Interests and REMIC II Regular Interest I-LTZZ, pro rata, based on, and to the extent of, one


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month's  interest at the then  applicable  respective  Pass-Through  Rate on the respective Uncertificated Balance of each such REMIC II Regular Interest;

          (iii) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Regular Interests, the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred in respect of the Group I Mortgage Loans for any Distribution Date shall be allocated among the REMIC III Regular Interests in the same manner and priority as such amounts are allocated to the Corresponding Certificates;

          (iv) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC A1 Regular Interests, (x)(1) the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred for any Distribution Date in respect of the Group II Mortgage Loans with original terms to maturity in excess of 30 years shall be allocated to REMIC A1 Regular Interest II-40, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the Uncertificated Balance of such REMIC A1 Regular Interest and (2) the aggregate amount of Group II Allocated Net Deferred Interest incurred for any Distribution Date in respect of Group II Mortgage Loans with original terms to maturity in excess of 30 years shall be allocated to REMIC A1 Regular Interest II-40 and (y) (1) the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred for any Distribution Date in respect of the Group II Mortgage Loans with original terms to maturity of 30 years or less shall be allocated to REMIC A1 Regular Interest II-30, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the Uncertificated Balance of such REMIC A1 Regular Interest and (2) the aggregate amount of Group II Allocated Net Deferred Interest incurred for any Distribution Date in respect of Group II Mortgage Loans with original terms to maturity of 30 years or less shall be allocated to REMIC A1 Regular Interest II-30.

          (v) Net Deferred Interest will be added to the Uncertificated Balance of the REMIC A1 Regular Interests so that the Uncertificated Balance of REMIC A1 Regular Interest II-30 equals the aggregate Stated Principal Balance of the Group II Mortgage Loans with original terms to maturity of 30 years or less and the Uncertificated Balance of REMIC A1 Regular Interest II-40 equals the aggregate Stated Principal Balance of the Group II Mortgage Loans with original terms to maturity in excess of 30 years;

          (vi) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC A2 Regular Interests, (x) the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred in respect of the Group II Mortgage Loans for any Distribution Date shall be allocated among REMIC A2 Regular Interest II-LTAA, the Corresponding REMIC A2 Marker Interests and REMIC A2 Regular Interest II-LTZZ, pro rata, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Uncertificated Balance of each such REMIC A2 Regular Interest and (y) the aggregate amount of any Group II Allocated Net Deferred Interest for any Distribution Date shall be allocated 1.00% to the Corresponding REMIC A2 Marker Interests and added to the Uncertificated Balance of such Corresponding REMIC A2 Regular Interest so as to keep the Uncertificated Balance of each Corresponding REMIC A2 Marker Interest equal to 1.00% of the Certificate Principal Balance of the Corresponding Class of Certificates, 98.00% to REMIC A2


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Regular  Interest  II-LTAA  and 1.00% to REMIC A2 Regular  Interest  II-LTZZ and
added to the Uncertificated Balance of such REMIC A2 Regular Interests.

          (vii) Any amount of Net Deferred Interest in excess of Group II Allocated Net Deferred Interest shall be added to the Uncertificated Balance of REMIC A2 Regular Interest II-LTAA and REMIC A2 Regular Interest II-LTZZ, pro rata, based on their respective Uncertificated Balances. Notwithstanding the foregoing, Net Deferred Interest will be added to the Uncertificated Balance of the REMIC A2 Regular Interests so as to keep the Uncertificated Balance of each Corresponding REMIC A2 Marker Interest equal to 1.00% of the Certificate
Principal Balance of the Corresponding Class of Certificates, to keep the Uncertificated Balance of REMIC A2 Regular Interest II-LTAA equal to 98.00% of the aggregate Stated Principal Balance of the Group II Mortgage Loans, minus the Certificate Principal Balance of the Class II-P Certificates and one-half of the aggregate Certificate Principal Balance of the Class R and Class RX Certificates and to keep the Uncertificated Balance of REMIC A2 Regular Interest II-LTZZ equal to the sum of (x) 1.00% of the aggregate Stated Principal Balance of the Group II Mortgage Loans less the Certificate Principal Balance of the Class II-P Certificates and (y) 1.00% of the difference between the aggregate Stated Principal Balance of the Group II Mortgage Loans less the aggregate Certificate Principal Balance of the Class II-A, Class II-B, Class II-P Certificates plus one-half the aggregate Certificate Principal Balance of the Class R and Class RX Certificates.

          (viii) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC A3 Regular Interests, (x) the aggregate amount of any Relief Act Reductions and Net Prepayment Interest Shortfalls incurred in respect of the Group II Mortgage Loans for any Distribution Date shall be allocated among the REMIC A3 Regular Interests in the same manner and priority as such amounts are allocated to the Corresponding Certificates and (y) the aggregate amount of any Group II Allocated Net Deferred Interest for any Distribution Date shall be allocated among the REMIC A3 Regular Interests in the same manner and priority as such amounts are allocated to the Corresponding Certificates, such that the Uncertificated Balance or Notional Amount of each such REMIC A3 Regular Interest equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates;

          (ix) Any Group II Allocated Net Deferred Interest allocated to the Class II-B-6 REMIC A3 Regular Interest shall be deemed allocated to the Class II-B-6 REMIC A4 Regular Interest for the purpose of increasing the Uncertificated Balance thereof;

          (x) With respect to the REMIC I Regular Interests, all Realized Losses on the Group I Mortgage Loans shall be deemed to be allocated on each Distribution Date to REMIC I Regular Interest I-1-A through REMIC I Regular Interest I-84-B, starting with the lowest numerical denomination until such REMIC I Regular Interest has been reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such Realized Losses shall be allocated, pro rata, between such REMIC I Regular Interests;

          (xi) With respect to the REMIC II Regular Interests, all Realized Losses on the Group I Mortgage Loans shall be deemed to be allocated on each Distribution Date to the following REMIC II Regular Interests in the specified percentages as follows: first, to Uncertificated Accrued Interest payable to (i) REMIC II Regular Interest I-LTAA and REMIC II Regular Interest I-LTP and (ii)


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REMIC II Regular Interest I-LTZZ up to an aggregate amount equal to the REMIC II
Interest Loss Allocation Amount, 98.00% and 2.00%, respectively; second, to the Uncertificated Balances of REMIC II Regular Interest I-LTAA and REMIC II Regular Interest I-LTZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98.00% and 2.00%, respectively; third, to the Uncertificated Balances of REMIC II Regular Interest I-LTAA, each of the Corresponding REMIC II Marker Interests (in reverse order of payment priority) and REMIC II Regular Interest I-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balances of such REMIC II Regular Interests have been reduced to zero;

          (xii) With respect to the REMIC III Regular Interests, all Realized Losses on the Group I Mortgage Loans shall be deemed to be allocated on each Distribution Date to the REMIC III Regular Interests such that the Uncertificated Balance or Notional Amount of each such REMIC III Regular Interest equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates;

          (xiii) All Realized Losses allocated to Class I-B-4 REMIC III Regular Interest shall be allocated to REMIC IV and the Class I-B-4 REMIC IV Regular Interest. All Realized Losses allocated to Class I-C-1 REMIC III Regular Interest shall be allocated to REMIC V and the Class I-C-1 REMIC V Regular Interest.

          (xiv) With respect to the REMIC A1 Regular Interests, (x) all Realized Losses on each Distribution Date with respect to Group II Mortgage Loans with original terms to maturity in excess of 30 years shall be deemed to be allocated to REMIC A1 Regular Interest II-40 and (y) all Realized Losses on each Distribution Date with respect to Group II Mortgage Loans with original terms to maturity of 30 years or less shall be deemed to be allocated to REMIC A1 Regular Interest II-30.

          (xv) With respect to the REMIC A2 Regular Interests, all Realized Losses on the Group II Mortgage Loans shall be deemed to be allocated on each Distribution Date to the following REMIC A2 Regular Interests in the specified percentages as follows: first, to Uncertificated Accrued Interest payable to (i) REMIC A2 Regular Interest II-LTAA and REMIC A2 Regular Interest II-LTP and (ii) REMIC A2 Regular Interest II-LTZZ up to an aggregate amount equal to the REMIC A2 Interest Loss Allocation Amount, 98.00% and 2.00%, respectively; second, to the Uncertificated Balances of REMIC A2 Regular Interest II-LTAA and REMIC A2 Regular Interest II-LTZZ up to an aggregate amount equal to the REMIC A2 Principal Loss Allocation Amount, 98.00% and 2.00%, respectively; third, to the Uncertificated Balances of REMIC A2 Regular Interest II-LTAA, each of the Corresponding REMIC II Marker Interests (in reverse order of payment priority) and REMIC A2 Regular Interest II-LTZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Balances of such REMIC A2 Regular Interests have been reduced to zero.

          (xvi) With respect to the REMIC A3 Regular Interests, all Realized Losses on the Group II Mortgage Loans shall be deemed to be allocated on each Distribution Date such that the Uncertificated Balance or Notional Amount of each such REMIC A3 Regular Interest equals the Certificate Principal Balance or Notional Amount of the Corresponding Class of Certificates.


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          (xvii) All  Realized  Losses  allocated  to the Class  II-B-6 REMIC A3
Regular Interest shall be allocated to REMIC A4 and the Class II-B-6 REMIC A4 Regular Interest. All Realized Losses allocated to the Class II-C REMIC A3 Regular Interest shall be allocated to REMIC A5 and the Class II-C REMIC A5 Regular Interest.

     (o) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 8.07 (other than with respect to the Certificates) are deemed distributions, and distributions of funds to the Certificates shall be made only in accordance with Sections 8.05 and 8.06 hereof.

     (p) It is the intention of all of the parties hereto that the Class 1-C-1 Certificates receive all principal and interest received by the Trust on the Group I Mortgage Loans that is not otherwise distributable to any other Class of Class I Certificates or Group I Regular Interests other than as provided for in
Section 8.05(c). It is the intention of all of the parties hereto that the Class II-C Certificates receive all principal and interest received by the Trust on the Group II Mortgage Loans that is not otherwise distributable to any other Class of Class II Certificates or Group II Regular Interests other than as provided for in Section 8.05(g). If the Securities Administrator determines that the Residual Certificates are entitled to any distributions, the Securities Administrator, prior to any such distribution to any Residual Certificate, shall notify the Depositor of such impending distribution. Upon such notification, the Depositor will request an amendment to the Agreement to revise such mistake in the distribution provisions. The Residual Certificate Holders, by their acceptance of their Certificates, and the Master Servicer hereby agree and no further consent shall be necessary, notwithstanding anything to the contrary in this Agreement.

     SECTION 8.08     Indemnification.
                      ----------------

     (a) The Depositor, the Master Servicer, the Securities Administrator (including in its capacity as Supplemental Interest Trust Trustee), the Custodian and the Trustee, and any director, officer, employee or agent of the Depositor, the Master Servicer, the Securities Administrator or the Trustee, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement, the Cap Agreement and Swap Agreement and any related credit support annex (if applicable), Custodial Agreement, any Servicing Agreement or the Certificates or any other unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Master Servicer, Securities Administrator, Custodian and Depositor) in the performance of such Person's duties hereunder or by reason of reckless disregard of such Person's obligations and duties hereunder. None of the Depositor, the Master Servicer, the Custodian or the Securities Administrator shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that each of the Depositor, the Master Servicer, the Custodian and the Securities Administrator may in its respective sole discretion undertake any such claim that it may deem necessary or desirable in respect of this Agreement (or Custodial Agreement) and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of


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such action and any liability resulting  therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the Custodian and the Securities Administrator shall be entitled to be reimbursed therefor out of the Distribution Account.

     (b) The Securities Administrator and its officers, directors, employees and agents will be entitled to recover from the Trust Fund from amounts held in the Distribution Account, and shall be indemnified from the Trust Fund for, all reasonable out-of-pocket expenses, disbursements, and advances, including costs of collection, upon any breach of this Agreement or any Event of Default or Termination Event under the Cap Agreement, or any loss, liability, expense, claim or legal action (including any pending or threatened claim or legal action) incurred or made by any of them in the performance of their duties under this Agreement (including the reasonable compensation, expenses and disbursements of its counsel), except any such expense, loss, liability, disbursement or advance as may arise from its gross negligence or intentional misconduct. If funds in the Distribution Account are insufficient therefor, the Securities Administrator shall recover such expenses from future funds deposited in the Distribution Account. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a Securities Administrator of an express trust. Such obligations shall survive the termination of this Agreement and the removal or resignation of the Securities Administrator.

     SECTION 8.09     Final Maturity Reserve Trust
                      ----------------------------

     (a) A separate trust is hereby established (the "Final Maturity Reserve Trust" for the benefit of the Class II Certificates. The Final Maturity Reserve Trust shall be maintained by the Securities Administrator, which is hereby appointed Final Maturity Reserve Trustee and hereby accepts such appointment. On or before the Distribution Date in January 2017, the Final Maturity Reserve Trust shall establish and maintain a time, demand or deposit account ("Final Maturity Reserve Account") to be held in the Final Maturity Reserve Trust and which shall be designated "Wells Fargo Bank, N.A., as Final Maturity Reserve
Trustee, in Trust for Luminent Mortgage Trust 2007-1 Final Maturity Reserve Account." The Final Maturity Reserve Account shall be established as an Eligible Account and funds on deposit therein shall be maintained separate and apart from any of the Final Maturity Reserve Trustee's own fund and general assets. All funds required to be deposited in the Final Maturity Reserve Account shall be held for the benefit of the Class II Certificateholders until withdrawn in accordance with Section 8.09. Commencing with the Distribution Date in January 2017 and on each Distribution Date thereafter, if the aggregate Stated Principal Balance of the Group II Mortgage Loans with original terms to maturity of more than 30 years is greater than the amount shown for such Distribution Date on the Final Maturity Reserve Schedule, the Final Maturity Reserve Trustee shall deposit in the Final Maturity Reserve Account the Final Maturity Reserve Amount with respect to such Distribution Date.

     (b) Funds on deposit in the Final Maturity Reserve Account will be invested at the direction of the Class II-C Certificateholders and shall mature not later than the Distribution Date next following the date of such investment. Unless otherwise directed in writing by the Class II-C Certificateholders, such amounts will be invested in the Wells Fargo Advantage Prime Investment Money Market Fund; provided however, that (i) the dividends on such fund are expected to be substantially comprised all of "interest-related dividends" and/or "short-term



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capital gains dividends" within the meaning of the Code and (ii) no income to be received from such fund is or will be subject to deduction or withholding for or on account of any withholding or similar tax. All income and gain realized from any such investment shall be for the benefit of such Account. The Class II-C Certificateholders shall be liable for any losses incurred on such investments.

     (c) On each Distribution Date, any amount on deposit in the Final Maturity Reserve Account in excess of the lesser of (i) the Certificate Principal Balance of the Class II Certificates and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans with original terms to maturity in excess of 30 years, will be distributed in the following order of priority:

          (i) to the Classes of Class II certificates then entitled to receive distributions in respect of principal in the priority described above under
Section 8.05(f), any remaining Group II Overcollateralization Deficiency;

          (ii) to each Class of Class II-A certificates, pro rata, based upon the entitlement of each class to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

          (iii) to each Class of Class II-A certificates, pro rata, to pay any realized losses on the Group II Mortgage Loans applied to reduce the certificate principal balances for such Distribution Date and prior distribution dates for such class of Class II-A certificates;

          (iv) to each Class of Class II-B Certificates sequentially in numerical order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amounts;

          (v) to each Class of Class II-B Certificates sequentially in numerical order, to pay any realized losses on the group II mortgage loans applied to reduce the Certificate Principal Balances for such Distribution Date and prior distribution dates for such class of Class II-B Certificates;

          (vi) to each Class of Class II-A certificates, pro rata, based upon the entitlement of each Class and then sequentially in numerical order to each Class of Class II-B Certificates, any unpaid Basis Risk Shortfall Carryover Amounts with respect to the Class II Certificates; and

          (vii) to the Class II-C certificates, any remaining amounts.

     Amounts distributed in respect of clauses (i), (iii) and (v) together with amounts distributed in respect of clauses (i), (iii) and (v) from prior distribution dates shall not exceed the aggregate of current or prior Realized Losses on the Group II Mortgage Loans not previously reimbursed by Subsequent Recoveries.

     (d) On the earlier of the Distribution Date occurring in January 2037 and the Distribution Date on which the final distribution of payments from the Group II Mortgage Loans and the other assets in the trust is expected to be made, any remaining amounts on deposit in the Final Maturity Reserve Account will be distributed to the Class II Certificates in the following order of priority:


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          (i) to the Class II-A Certificates, pro rata, in accordance with their respective outstanding Certificate Principal Balances until the Certificate Principal Balances thereof have been reduced to zero;

          (ii) sequentially, to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in that order, after giving effect to principal distributions on such Distribution Date, until the Certificate Principal Balances thereof have been reduced to zero;

          (iii) to each class of Class II Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to interest distributions on such Distribution Date in accordance with payment priorities set forth in Section 8.05(e).

          (iv) to each Class of Class II Certificates, any Basis Risk Shortfall Carry-forward Amount for each such class remaining unpaid after giving effect to the distributions on such Distribution Date in accordance with payment priorities set forth in Section 8.05(g)(iv); and

          (v) to the Class II-C Certificates, any remaining amount.

     (e) If the mortgage loans are purchased in connection with an optional termination of the Class II Certificates, the funds on deposit in the Final Maturity Reserve Account will be used to make payments in accordance with priorities (iv) and (v) above after application of the purchase price pursuant to the exercise of the optional termination.

     (f) The Final Maturity Reserve Account shall not be an asset of any REMIC created pursuant to this Agreement. The Final Maturity Reserve Account will constitute an "outside reserve fund" for purposes of the REMIC Provisions. It is the intention of the parties hereto that, for federal and state income and franchise tax purposes, the Final Maturity Reserve Trust be disregarded as an entity separate from the holder of the Class II-C Certificates unless and until the date when either (a) there is more than one Class II-C Certificateholder or
(b) any Class of Certificates in addition to the Class II-C Certificates is recharacterized as an equity interest in the Final Maturity Reserve Trust for federal income tax purposes. Neither the Securities Administrator nor the Trustee shall be responsible for any entity level tax reporting for the Final Maturity Reserve Trust.

     (g) For federal income tax purposes, any Class II Certificateholder that receives a principal payment from the Final Maturity Reserve Trust shall be treated as selling a portion of its Certificate to the Class II-C Certificateholder and as having received the amount of the principal payment from the Class II-C Certificateholder as the proceeds of the sale. The portion of the Certificate that is treated as having been sold shall equal the amount of the corresponding reduction in the Certificate Principal Balance of such Certificate. Principal payments received from the Final Maturity Reserve Trust shall not be treated as distributions from any REMIC created hereby. All principal distributions from the Final Maturity Reserve Trust shall be accounted for hereunder in accordance with this Section 8.09(g).

     (h) For federal income tax purposes the Final Maturity Reserve Trust shall be owned by the holder of the Class II-C Certificates.


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     (i) Any Basis Risk Shortfall  Carryforward  Amounts distributed pursuant to clause (d)(iv) above shall be treated for federal income tax purposes not as amounts received in respect of the REMIC Regular Interest but rather as amounts having been distributed from REMIC A5 in respect of the Class II-F REMIC A5 Regular Interest to the Class II-C Certificates and then from the holders of the Class II-C Certificates to the holders of the Class II Certificates. The Final Maturity Reserve Trustee shall account for the rights of the Class II Certificates to receive payments of any Basis Risk Shortfall Carryforward Amount as rights in limited recourse notional principal contracts written by the Class II-C Certificates in favor of the Class II Certificates. For federal income tax
return  and  information   reporting  purposes,   the  right  of  the  Class  II
Certificates to receive payments in respect of Basis Risk Shortfall Carryforward Amounts pursuant to this section shall be assumed to have a value of zero unless and until required otherwise by the applicable taxing authority. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1).

     SECTION 8.10     Grantor Trust Administration
                      ----------------------------

     (a) The Trustee and the Securities Administrator shall treat the portions of the Trust consisting of the Class I Reserve Account and the Supplemental Interest Trust and rights and obligations with respect thereto as the Class I-C-2 Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment. In addition, the Depositor shall deposit $100 into the Class I-C-2 Grantor Trust.

     (b) On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Class I Reserve Account and the Supplemental Interest Trust in the Class I-C-2 Grantor Trust, and shall immediately distribute such amounts as provided in Section 8.02 and Section 8.04, respectively. On the first Distribution Date, the Securities Administrator will distribute from amounts on deposit in the Class I-C-2 Grantor Trust, $100 in reduction of the Certificate Principal Balance of the Class I-C-2 Certificates.

     (c) The Trustee and the Securities Administrator shall treat the portions of the Trust consisting of the Class II Reserve Account and rights and obligations with respect thereto as the Class II-C Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment. On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Class II Reserve Account in the Class II-C Grantor Trust, and shall immediately distribute such amounts as provided in
Section 8.02.

     (d) The Securities Administrator and the Trustee shall account for the Class I-C-2 Grantor Trust and the assets and rights and obligations with respect thereto as, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation ss.301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator and the Trustee shall account for the Class II-C Grantor Trust and the assets and rights and obligations with respect thereto as, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation ss. 301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator shall apply for a taxpayer identification number for each grantor trust on IRS Form SS-4 and any similarly required state or local forms. The Securities Administrator shall furnish or


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caused to be furnished to the Holders of the Class I-C-2  Certificates  or Class
II-C Certificates, respectively, and shall file or cause to be filed IRS Form 1041 and such other forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of each grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Securities Administrator shall sign any forms required above where permitted to do so by applicable law; the Trustee shall sign any such forms to the extent the Securities Administrator is not permitted to do so.

     SECTION 8.11     Allocation of Group II Net Deferred Interest
                      --------------------------------------------

     For any Distribution Date, the Group II Net Deferred Interest on the Group II Mortgage Loans will be allocated to each Class II Certificates in an amount equal to the excess, if any, for each such Class of the interest accrued on such Class for the related Accrual Period at the related Pass-Through Rate over the interest accrued for such Accrual Period calculated based on the Group II Adjusted Rate Cap (such excess, "Group II Allocated Net Deferred Interest"). On each Distribution Date, any amount of Group II Net Deferred Interest allocated to a Class II Certificate on such Distribution Date will be added to the Certificate Principal Balance for such Class.

                                   ARTICLE IX
                                THE CERTIFICATES

     SECTION 9.01     The Certificates.
                      -----------------

     (a) The Certificates shall be substantially in the forms attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5 and Exhibit A-6. The Certificates shall be issuable in registered form, in the initial Certificate Principal Balances or Notional Amounts, as applicable, minimum denominations and aggregate denominations per Class and with the Pass-Through Rates set forth in the Preliminary Statement.

     (b) Subject to Section 11.02, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (i) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Securities Administrator at least five Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     (c) The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the
Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose,


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unless  countersigned by the Securities  Administrator by manual signature,  and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the written direction of the Depositor or any Affiliate thereof.

     SECTION 9.02    Certificate Register; Registration of Transfer and Exchange
                     -----------------------------------------------------------
                     of Certificates.
                     ----------------

     (a) The Securities Administrator, as Certificate Registrar, shall maintain, or cause to be maintained in accordance with the provisions of Section 9.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities
Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

     (b) No transfer of a Certificate other than an Offered Certificate shall be made unless such transfer is (a) made between affiliates of the Depositor (inclusive of the Depositor), (b) by the Depositor to a trust for which it is the sponsor or (c) made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under such Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect the transfer of a Private Certificate shall (i) certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the forms set forth in



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Exhibit E (the  "Transferor  Certificate")  and (ii)  deliver to the  Securities
Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. Such Certificateholder's prospective transferee shall execute and deliver to the Securities Administrator a letter substantially in the form of either Exhibit F-1 (the "Investment Letter") or Exhibit F-2 (the "Rule 144A Letter"). The Depositor shall provide to any Holder of a Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request in the Securities Administrator's possession to meet its obligation under the preceding sentence. Each Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) (i) No transfer of an ERISA Restricted Certificate shall be made unless the Securities Administrator shall have received a Benefit Plan Affidavit substantially in the form of Exhibit G including (A) a representation from the transferee of such Certificate to the effect that such transferee is not an employee benefit plan as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or a plan as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or an entity that holds assets of such an employee benefit plan or plan (or is deemed to hold the assets of such an employee benefit plan or plan pursuant to 29 CFR section 2510.3-101 as modified by section 3(42) of ERISA) by reason of such employee benefit plan's or plan's investment in the entity (collectively, a "Benefit Plan") or a governmental plan (as defined in section 3(32) of ERISA) or church plan (as defined in section 3(33) of ERISA) that is subject to any federal, state or local law that is substantially similar to prohibited transaction provisions of ERISA or the Code or the fiduciary provisions of ERISA ("Similar Law") (such a plan, together with a Benefit Plan (a "Plan")) nor any person acting on behalf of a Plan or using the assets of a Plan, (B) in the case of an ERISA Restricted Certificate (other than a Residual Certificate, a Class C Certificate or a Class P Certificate), a representation that (A) in the case of a Benefit Plan, the purchaser or transferee is an accredited investor within the meaning of the Underwriter's Exemption and (B) (I) in the case of a Benefit Plan, the purchaser or transferee is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) ("PTCE 95-60")) and there is no Plan subject to ERISA or the Code with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other such Plans maintained by the same employer (or affiliate thereof as defined in section V(a)(1) of PTCE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under section I(a) of PTCE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTCE 95-60 applies and (II) the acquisition and holding of such Certificate or interest therein will not result in an non-exempt prohibited transaction within the meaning of section 406 of ERISA or section 4975 of the



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Code or a violation  of Similar  Law, or (C) in the case of an ERISA  Restricted
Certificate (other than a Residual Certificate) presented for registration in the name of a Plan or any other person acting for or on behalf of any such Plan, or using assets of a Plan, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Master Servicer, a Servicer, the Trustee, an Underwriter or the Trust Fund, addressed to the Securities Administrator to the effect that the acquisition and holding of such ERISA Restricted Certificate will not result in any non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or a violation of any Similar
Law  and  will  not  subject  the   Depositor,   the  Trustee,   the  Securities
Administrator, an Underwriter, the Master Servicer or any Servicer to any obligation or liability (including obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those undertaken in this Agreement. For purposes of clauses (A) and (B) of this Section 9.02(c)(i), with respect to an ERISA Restricted Certificate that is a Book-Entry Certificate, in the event the Benefit Plan Affidavit is not so furnished, the representations referred to in such clauses (A) and (B) shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA Restricted Certificates. Neither a Benefit Plan Affidavit nor an Opinion of Counsel shall be required in connection with the initial transfer of any Certificate by the Depositor to an affiliate of the Depositor, and the
Securities   Administrator  shall  be  entitled  to  conclusively  rely  upon  a representation (which, upon the request of the Securities Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan or any Person acting on behalf of such Plan or using assets of such Plan without compliance with the conditions described above shall be void and of no effect.

          (ii) For so long as the Supplemental Interest Trust is in existence, each purchaser or transferee of a Class I Certificate or any interest therein shall deliver to the Securities Administrator (A) a representation letter, in form and substance satisfactory to the Securities Administrator, stating that either (I) the purchaser or transferee is not a Plan or person acting on behalf of a Plan or using assets of a Plan or (II), in the case of a Class I Certificate, (a) in the case of a Benefit Plan, the purchaser or transferee is an accredited investor within the meaning of the Underwriter's Exemption and (b) the acquisition and holding of the Certificate or interest therein and the separate right to receive payments from the Supplemental Interest Trust meets all the conditions for exemptive relief (in the case of a Benefit Plan) under one of the Investor-Based Class Exemptions and will not result in an non-exempt prohibited transaction within the meaning of section 406 of ERISA or section 4975 of the Code or a violation of Similar Law or (B) an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator, to the effect that the purchase or holding of this Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code or a violation of Similar Law and will not subject the Depositor, the Master Servicer, the Servicers, an Underwriter, the Securities Administrator or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee, the Master Servicer, a Servicer or an Underwriter. For purposes of clause (A) of this paragraph (ii) of Section 9.02(c), with respect to such a Class I Certificate described herein that is a Book-Entry Certificate, in the


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event  the  representation  letter  is not  so  furnished,  the  representations referred to in such clause (A) shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of such Class I Certificate or any interest therein. Neither a representation letter nor an Opinion of Counsel shall be required in connection with the initial transfer of any such Class I Certificate by the Depositor to an affiliate of the Depositor, and the Securities Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Securities Administrator, shall be a written representation) from the Depositor
of  the  status  of  such   transferee   as  an  affiliate  of  the   Depositor.
Notwithstanding anything else to the contrary herein, any purported transfer of such a Class I Certificate to or on behalf of a Plan or any Person acting on behalf of such plan or using assets of such Plan without compliance with the conditions described above shall be void and of no effect.

          (iii) For so long as the Final Maturity Reserve Trust is in existence, each purchaser or transferee of a Class II-A-1 Certificate or any interest therein shall deliver to the Securities Administrator (A) a representation letter, in form and substance satisfactory to the Securities Administrator, stating that either (I) the purchaser or transferee is not a Plan or person acting on behalf of a Plan or using assets of a Plan or (II) in the case of such a Class II-A-1 Certificate, (a) in the case of a Benefit Plan, the purchaser or transferee is an accredited investor within the meaning of the Underwriter's Exemption and (b) the acquisition and holding of the Certificate or interest therein and the separate right to receive payments from the Final Maturity Reserve Trust meets all the conditions for exemptive relief (in the case of a Benefit Plan) under one of the Investor-Based Class Exemptions and will not result in an non-exempt prohibited transaction within the meaning of section 406 of ERISA or section 4975 of the Code or a violation of Similar Law or (B) an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator, described in clause (B) of paragraph (ii) above. For purposes of clause (A) of this paragraph (iii) of Section 9.02(c), with respect to such a Class II-A-1 Certificate described herein that is a Book-Entry Certificate, in the event the representation letter is not so furnished, the representations referred to in such clause (A) shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of such Class II-A-1 Certificate or any interest therein. Neither a representation letter nor an Opinion of Counsel shall be required in connection with the initial transfer of any such Class II-A-1 Certificate by the Depositor to an affiliate of the Depositor, and the Securities Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Securities Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of such a Class II-A-1 Certificate to or on behalf of a Plan or any Person acting on behalf of a Plan or using assets of a Plan without compliance with the conditions described above shall be void and of no effect.

          (iv) To the extent permitted under applicable law (including ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 9.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.


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     (d) The preparation and delivery of all Certificates and opinions  referred to in this Section 9.02 in connection  with transfer  shall be at the expense of
the  parties  to  such   transfers,   and  not  an  expense  of  the  Securities
Administrator or the Trust Fund.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:

          (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository;

          (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates;

          (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;

          (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (v) the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and

          (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Trustee, the Securities Administrator nor the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any Book-Entry Certificates. Neither the Trustee, the Master Servicer nor the
Securities Administrator shall have any liability for transfer of any such Book-Entry Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

     If (i) (A) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Securities Administrator or the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Securities Administrator in writing that it elects to terminate the book-entry system, or at the direction of Certificate Owners representing at least 51% of the Certificate Principal Balance advises



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the  Securities   Administrator  and  the  Depository   through  the  Depository
Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the
Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue
the   Definitive   Certificates.   Neither  the  Depositor  nor  the  Securities
Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to this Section 9.02(f). Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

     No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest. Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Securities Administrator an affidavit in substantially the form attached hereto as Exhibit H and the proposed transferor shall deliver to the Securities Administrator a certificate substantially in the form attached hereto as Exhibit E.
Notwithstanding the delivery of an affidavit substantially in the form of Exhibit H by a proposed transferee, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected. In addition, the Securities Administrator may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Securities Administrator, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is a Permitted Transferee. Notwithstanding the



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registration  in the  Certificate  Register  of any  transfer,  sale,  or  other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. Neither the Depositor nor the Securities Administrator shall be under any liability to any Person for any registration or transfer of a Residual
Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Securities Administrator making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 9.02(f), unless the Securities Administrator shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith. Any payment (not including any such costs and expenses) so recovered by the Securities Administrator shall be paid and delivered to the last preceding Holder of such Residual Certificate.

     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 9.02(f), then upon receipt of written notice to the Securities Administrator that the registration of transfer of such Residual Certificate was not in fact permitted by this
Section 9.02(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor and the Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 9.02(f), or for the Securities Administrator making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 9.02(f).

     (g) Each Holder of an ERISA Restricted Certificate or Residual Certificate, or an interest therein, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

     SECTION 9.03     Mutilated, Destroyed, Lost or Stolen Certificates.
                      --------------------------------------------------

     If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor and the Securities Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated,


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destroyed,  lost or stolen  Certificate,  a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 9.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 9.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 9.04     Persons Deemed Owners.
                      ----------------------

     The Securities Administrator and the Trustee and any agent of the Securities Administrator and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator nor any agent of the Securities Administrator shall be affected by any notice to the contrary.

     SECTION 9.05     Access to List of Certificateholders' Names and Addresses.
                      ----------------------------------------------------------

     If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 9.06     Maintenance of Office or Agency.
                      --------------------------------

     The Securities Administrator shall maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its office at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for such purposes. The Securities Administrator shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

     SECTION 9.07     Limitation on Rights of Holders.
                      --------------------------------

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall


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have  any  right  to vote or in any  manner  otherwise  control  the  Securities
Administrator, the Master Servicer or any Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of a Servicer Event of Default or a Master Servicer Event of Default and of the continuance thereof, and unless also the Holders of Certificates evidencing not less than 51% of the Voting Interests of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee indemnity reasonably satisfactory to it as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such 60-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 9.08     Acts of Holders of Certificates.
                      --------------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Depository, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section 9.08. The Trustee shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.


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     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Securities Administrator) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.


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

                                   ARTICLE X
                                  THE DEPOSITOR


     SECTION 10.01     Liabilities of the Depositor.
                       -----------------------------

     The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     SECTION 10.02     Merger or Consolidation of the Depositor.
                       -----------------------------------------

     (a) The Depositor shall keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

     (b) Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 10.03     Limitation on Liability of the Depositor and Others.
                       ----------------------------------------------------

     None of the Depositor or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of its obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and


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

the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account on any Distribution Date.

                                   ARTICLE XI
                                   TERMINATION

     SECTION  11.01     Termination upon Liquidation or Purchase of all Mortgage
                        --------------------------------------------------------
                        Loans.
                        ------

     Subject  to  the  provisions  of  Section  11.03,   the   obligations   and
responsibilities  of the  Depositor,  the  Seller,  the  Servicers,  the  Master
Servicer, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of:

     (a) on any Distribution Date on which the sum of the aggregate Stated Principal Balance (i) of the Group I Mortgage Loans is 10% or less than their Cut-off Date Balance, the purchase by a Majority In Interest of the Class I-C-1 Certificates of all the Group I Mortgage Loans and related REO Properties and
(ii) of the Group II Mortgage Loans is 10% or less than their Cut-off Date Balance, the purchase by a Majority Interest of the Class II-C Certificates of all the Group II Mortgage Loans and related REO Properties (any such event, a "Clean-up Call") at a price (the "Termination Price") equal to the sum of (i) 100% of the Stated Principal Balance of the related Mortgage Loans as of the date of the purchase thereof by such Majority In Interest, (ii) with respect to each related REO Property, the lesser of (x) the fair market value of such REO Property as determined in good faith by the Servicer of such REO Property and
(y) the Stated Principal Balance of the related Mortgage Loans, (iii) one month's accrued interest on the sum of (i) and (ii), at the Group I or Group II Net Mortgage Rate, as applicable, (iv) without duplication, the amount of all unreimbursed Advances and any unpaid Servicing Fees and Master Servicing Fees allocable to the related Mortgage Loans and related REO Properties, (v) with respect to the Group I Mortgage Loans, any Swap Termination Payments owed by the Supplemental Interest Trust to any swap provider (including a Swap Termination Payment owed in connection with such Optional Termination), and (vii) all amounts, if any, then due and owing to the Master Servicer, each Servicer, the Trustee, the Securities Administrator and the Custodian under this Agreement or in respect of the related Mortgage Loans, and

     (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

     In no event shall the trusts created hereby  continue beyond the earlier of
(i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Final Scheduled Distribution Date.

     SECTION 11.02     Final Distribution on the Certificates.
                       ---------------------------------------

     If on any Determination Date, the Master Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall


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

notify  the  Securities  Administrator,   which  shall  promptly  send  a  final
distribution notice to each Certificateholder.

     Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not earlier than the 15th day of the month immediately preceding the month of such final distribution and no later than the tenth day of the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates shall be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. The Majority In Interest of the Class I-C-1 or Class II Certificates, as applicable, that are exercising the right to purchase the Mortgage Loans under Section 11.01 shall, no later than the Business Day prior to the Distribution Date on which the final distribution is to be made, remit the Termination Price to the Securities Administrator for deposit in the Distribution Account.

     Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in
Section 8.05, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount, from Available Funds, equal to the Certificate Principal Balance thereof plus accrued interest thereon.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, upon written request of the Holders of the Residual Certificates to the Securities Administrator at the applicable Corporate Trust Office, the Holders of the Residual Certificates shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

     SECTION 11.03     Additional Termination Requirements.
                       ------------------------------------

     (a) If the Clean-up Call is exercised as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Securities Administrator has been supplied with an Opinion of Counsel, at the expense of the Sponsor, to the effect that the failure to comply with the requirements of this Section 11.03 shall not (i)


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

result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Majority In Interest of the Class I-C-1 Certificates or Class II-C Certificates that are exercising the right to purchase the Mortgage Loans under Section 11.01, at the expense of such Majority In Interest, the Securities Administrator shall adopt a plan of complete liquidation with respect to the related REMICs within the meaning of section 860F(a)(4) of the Code which meets the requirements of a qualified liquidation;

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Securities Administrator shall sell all of the assets of related REMICs to the Majority In Interest of the applicable Class C Certificates that are exercising the right to purchase the related Mortgage Loans under Section 11.01 for cash in accordance with Section 11.01;

          (iii) On the date specified for final payment of the related Certificates, the Securities Administrator shall cause to be made final distributions of principal and interest on the Certificates in accordance with
Section 11.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand with respect to the related REMICs after such final payment (other than cash retained to meet claims), and the related REMICs) shall terminate at that time;

          (iv) REMIC II, REMIC III, REMIC IV, REMIC V, REMIC VI and REMIC VII will be terminated on the same date that REMIC I is terminated and REMIC A2, REMIC A3, REMIC A4, REMIC A5 and REMIC A6 will be terminated on the same date that REMIC A1 is terminated; and

          (v) In no event may the final payment on the related Certificates or the final distribution or credit to the Holders of the Residual Certificates with respect to the related REMICs be made after the 89th day from the date on which the plan of complete liquidation for such REMICs is adopted.

     (b) The Securities Administrator as agent for any REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Majority In Interest of the Class I-C-1 or Class II-C Certificates that are exercising the right to purchase the Mortgage Loans under Section 11.01 and to take such other action in connection therewith as may be reasonably requested by such Majority In Interest.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Securities Administrator to adopt and sign a plan of complete liquidation.

                                  ARTICLE XII
                              REMIC ADMINISTRATION

     SECTION 12.01     REMIC Administration.
                       ---------------------

     (a) The REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return prepared by the Securities Administrator and signed by the Trustee for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement. Following the Closing Date, the Securities Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable method and shall file a Form 8811 with the Internal Revenue Service. The Securities Administrator shall also apply for an employer identification number by means of a Form SS-4 for the Issuing Entity separate and apart from any Trust REMIC.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Final Scheduled Distribution Date.

     (c) The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).

     (d) The Securities Administrator shall prepare and file and the Trustee shall sign, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

     (e) The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation Section 1.860E-2(a)(5) and any person designated in section 860E(e)(3) of the Code and (ii) to the

Securities Administrator such information as is necessary for the Securities Administrator to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) To the extent within their control, the Securities Administrator and the Holders of Certificates shall take any action or cause any REMIC to take any action reasonably necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions or to maintain the status of any grantor trust created hereunder as a grantor trust, and shall assist each other as necessary to create or maintain such status. None of the Securities Administrator or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC or grantor trust to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions or the Code generally , if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or grantor trust as a grantor trust, or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) or the imposition of a tax upon any grantor trust created hereunder (either such event, an "Adverse REMIC Event") unless the Securities Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Securities Administrator or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

     (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

     (j) The Securities Administrator shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) The largest percentage holder of the Class R and Class RX Certificates shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to their respective REMICs. The Securities Administrator shall act as agent for the Holder of the Class R and Class RX Certificates in such roles, unless and until another party is so designated by the Holder of the Class R or the Class RX Certificate.

     (l) The Securities Administrator shall treat the rights of the Class I and Class II Certificates to receive Basis Risk Shortfall Carryover Amounts as rights in limited recourse notional principal contracts as provided in Sections 8.02, 8.04 and 8.09.

     SECTION 12.02     Prohibited Transactions and Activities.
                       ---------------------------------------

     None of the Depositor, the Trustee, Master Servicer or the Securities Administrator shall (a) sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of one or more REMICs pursuant to Article XI, or (iv) a substitution or a repurchase of Mortgage Loans pursuant to Article II or (b) acquire any assets for any REMIC, or (c) sell or dispose of any investments in the Distribution Account for gain, or accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (i) affect adversely the status of any such REMIC as a REMIC or of the interests therein other than the Residual Certificate as the regular interests therein, (ii) affect the distribution of interest or principal on the Certificates, (iii) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (iv) cause any such REMIC to be subject to any tax including a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

     SECTION 12.03     Indemnification  with  Respect to Prohibited Transactions
                       ---------------------------------------------------------
                       or Loss of REMIC Status.
                       ------------------------

     In the event that a REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to a violation of this Pooling Agreement or due to the negligent performance by the Securities Administrator, the Trustee or the Master Servicer of its duties and obligations set forth herein, the Trustee, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that such party shall not be liable for any such Losses attributable to the action or another party to this Agreement or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which such party has relied. Notwithstanding the foregoing, however, in no event shall the Trustee, the Securities Administrator, the Master Servicer or any Servicer have any liability (a) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or the related Servicing Agreement and (b) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

                                  ARTICLE XIII
                                    AMENDMENT

     SECTION 13.01     Without Consent of the Certificateholders.
                       ------------------------------------------

     (a) This Agreement may be amended from time to time by the Depositor, the Seller, the Master Servicer, the Securities Administrator, any Servicer and the Trustee without the consent of any of the Certificateholders but with the consent of the Cap Provider and the Swap Provider (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein or
(iii) to add to the duties of the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Servicers or the Trustee, but only if such duties would not constitute a significant change to the permitted activities of the Issuing Entity; provided that any such amendment shall not, as evidenced by an Opinion of Counsel, which Opinion of Counsel shall be expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator or the Trust Fund, adversely affect in any material respect the interests of any Certificateholder; and provided further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading, withdrawal or qualification of the respective ratings then assigned to the Certificate.

     (b) The Trustee, the Depositor, the Securities Administrator, the Master Servicer and the Servicers also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to
(i) maintain the qualification of any Trust REMIC as a REMIC under the Code or any grantor trust created hereunder as a grantor trust under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC or grantor trust pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, maintain such qualification, avoid or minimize the risk of the imposition of such a tax or comply with any such requirements of the Code and does not have a material adverse effect on the rights and obligations of the Cap Provider or Swap Provider.

     SECTION 13.02     With Consent.
                       -------------

     This Agreement also may be amended from time to time by the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Servicers and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby and the Cap Provider and the Swap Provider for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 662/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then Outstanding.

     SECTION 13.03     Procedure and Notice.
                       ---------------------

     (a) Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, each Rating Agency and the Cap Provider and the Swap Provider.

     (b) It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Securities Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Securities Administrator or the Trust Fund, to the effect that such amendment (i) is permitted by this Agreement and all conditions required to be satisfied for the amendment to be effective have been satisfied and (ii) shall not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the Startup Date" under Section 860G(d)(l) of the Code, or
(b) any REMIC created hereunder to fail to qualify as a REMIC or any grantor trust created hereunder to fail to qualify as a grantor trust under the Code at any time that any Certificate is Outstanding.

     (d) Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, which Opinion shall not be an expense of the Trustee or the Trust Fund, satisfactory to the Trustee that such amendment is permitted by this Agreement and that all requirements for amending this Agreement have been complied with.

     The Trustee may, but shall not be obligated to, enter into any amendment which negatively affects the Trustee's own rights, duties or immunities under this Agreement.

                                  ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

     SECTION 14.01     Binding Nature of Agreement; Assignment.
                       ----------------------------------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 14.02     Entire Agreement.
                       -----------------

     This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     SECTION 14.03     Counterparts.
                       -------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     SECTION 14.04     Provision of Information.
                       -------------------------

     For so long as any of the Certificates of any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

     SECTION 14.05     Governing Law.
                       --------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 14.06     Notices.
                       --------

     (a) The Securities Administrator shall promptly provide notice to each Rating Agency of its resignation.

     (b) The Securities Administrator shall make available to each Rating Agency copies of each report to Certificateholders described in Section 4.06.

     (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to the following addresses or such other address as may hereafter be furnished to the Trustee:

                       (i) in the case of the Depositor:

                           Lares Asset Securitization, Inc.
                           101 California St., 13th Floor
                           San Francisco, California 94111
                           Attention:  Christopher J. Zyda
                           Telephone:  (415) 217-4500
                           Facsimile:  (415) 217-4518

                           with a copy to:

                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Attention:  Megan L. Mahoney
                           Telephone:  (215) 564-5925
                           Facsimile:  (215) 564-5990


                           in the case of the Trustee, the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto;

                      (ii) in the case of if to the Seller:

                            Maia Mortgage Finance Statutory Trust
                            101 California Street
                            San Francisco, California 94111
                            Attention:  Christopher J. Zyda
                            Telephone:  (415) 217-4500
                            Facsimile:  (415) 217-4518

                            with a copy to:

                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103
                            Attention:  Megan L. Mahoney
                            Telephone:  (215) 564-5925
                            Facsimile:  (215) 564-5990

                      (iii) in the case of the Master Servicer or the Securities
                            Administrator:

                            Wells Fargo Bank, N.A.
                            9062 Old Annapolis Road
                            Columbia, Maryland 21045
                            Attention:  Client Manager - Luminent 2007-1
                            Telephone:  (410) 884-2000
                            Facsimile: (410) 715-2380

                       (iv) in the case of the Rating Agencies, addressed to:

                        (A) Standard & Poor's, a division of the McGraw-Hill Companies
                                55 Water Street, 41st Floor
                                New York, New York 10041
                                Facsimile: (212) 438-2664
                                Attention: Structured Finance Ratings, Mortgage-Backed Securities

                                and

                        (B)     Moody's Investors Service, Inc.
                                99 Church Street
                                New York, New York 10007
                                Facsimile: (212) 553-0355


     Notices to  Certificateholders  shall be deemed  given when  mailed,  first
class  postage  prepaid,   to  their  respective   addresses  appearing  in  the
Certificate Register.

     SECTION 14.07     Severability of Provisions.
                       ---------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 14.08     No Waivers.
                       -----------

     Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     SECTION 14.09     Headings Not to Affect Interpretation.
                       --------------------------------------

     The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     SECTION 14.10     No Petitions.
                       -------------

     The Trustee, the Master Servicer, the Securities Administrator and the Servicer, by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

     SECTION 14.11     Certificates Fully Paid and Nonassessable.
                       ------------------------------------------

     It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Securities Administrator pursuant to this Agreement, are and shall be deemed fully paid.

     SECTION 14.12     Protection of Assets.
                       ---------------------

     (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

          (i) borrow money or issue debt;

          (ii) merge with another entity, reorganize,  liquidate or sell assets;
     or

          (iii) engage in any business or activities.

     (b) Each of the Trustee, the Securities Administrator and the Depositor agrees that it shall not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid in full.

     SECTION 14.13 Third Party Beneficiary. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto, the Swap Provider and the Cap Provider and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     The Swap Provider and Cap Provider each shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and each shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      LARES ASSET SECURITIZATION, INC., as
                                      Depositor


                                      By: /s/ Christopher J. Zyda
                                         ------------------------
                                      Name:  Christopher J. Zyda
                                      Title: Chief Financial Officer



                                      HSBC BANK USA, National Association, as
                                      Trustee


                                      By: /s/ Elena Zheng
                                         ------------------------
                                      Name:  Elena Zheng
                                      Title: Assistant Vice President



                                      MAIA MORTGAGE FINANCE STATUTORY
                                      TRUST, as Seller

                                      By: /s/ Christopher J. Zyda
                                         ------------------------
                                      Name:  Christopher J. Zyda
                                      Title: Trustee & President



                                      WELLS FARGO BANK, N.A., as Master Servicer and as Securities Administrator



                                      By: /s/ Amy Doyle
                                         ------------------------
                                      Name:  Amy Doyle
                                      Title: Vice President

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF KINGS            )
                           )

On the 24th day of January, 2007, before me, a notary public in and for the State of New York, personally appeared Elena Zheng, known to me who, being by me duly sworn, did depose and say that s/he is an Assistant Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such association.


Notary Public  /s/ Doris Wong
               --------------

[Notarial Seal]

My commission expires 08/07/2010.






                     [Notary Page to the Pooling Agreement]

STATE OF MARYLAND                      )
                                       )        ss.:
COUNTY OF HOWARD                       )
                                       )

On the 25th day of January, 2007, before me, a notary public in and for the State of Maryland, personally appeared Amy Doyle, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of Lares Asset Securitization, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.


Notary Public  /s/ Graham M. Oglesby
               ---------------------

[Notarial Seal]

My commission expires January 7, 2009.







                     [Notary Page to the Pooling Agreement]

STATE OF                                    )
                                            )        ss.:
COUNTY OF                                   )
                                            )

On the ___ day of January, 2007, before me, a notary public in and for the State of _____________, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that s/he is a _____________ of HSBC Bank USA, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such association.


Notary Public

[Notarial Seal]

My commission expires ____________.







                     [Notary Page to the Pooling Agreement]

STATE OF                                    )
                                            )        ss.:
COUNTY OF                                   )
                                            )

On the ___ day of January 2007, before me, a notary public in and for the State of ___________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he is a __________________ of MAIA Mortgage Finance Statutory Trust, a Maryland business trust, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such trust.


Notary Public

[Notarial Seal]

My commission expires ____________.







                     [Notary Page to the Pooling Agreement]

                                  SCHEDULE A-1

                         Group 1 Mortgage Loan Schedule

                                  SCHEDULE A-2

                         Group 2 Mortgage Loan Schedule

                                POOLING AGREEMENT

                                    EXHIBITS

                                TABLE OF CONTENTS

EXHIBITS

Exhibit A-1 - Form of Class A Certificate
Exhibit A-2 - Form of Class B Certificate
Exhibit A-3 - Form of Class I-C-1 and II-C Certificate
Exhibit A-4 - Form of Class I-C-2 Certificate
Exhibit A-5 - Form of Class P Certificate
Exhibit A-6 - Form of Residual Certificate
Exhibit B - Information Fields for Mortgage Loan Schedule
Exhibit C - Contents of each Mortgage File
Exhibit D - Form of Request for Release
Exhibit E - Form of Transferor Certificate
Exhibit F-1 - Form of Investment Letter (Non- Rule 144A)
Exhibit F-2 - Form of Investment Letter (Rule 144A)
Exhibit G - Form of Benefit Plan Affidavit
Exhibit H - Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit I - Additional Form 10-D Disclosure
Exhibit J - Additional Form 10-K Disclosure
Exhibit K - Additional Form 8-K Disclosure
Exhibit L - Additional Disclosure Notification
Exhibit M - Form of Confirmation to Cap Agreement
Exhibit N - Form of Confirmation to Swap Agreement
Exhibit O - Triad Commitment Letters
Exhibit 1122 - Servicing Criteria


Exhibit SOX - Sarbanes Oxley Certificate


SCHEDULES

Schedule A-1 - Group 1 Mortgage Loan Schedule
Schedule A-2 - Group 2 Mortgage Loan Schedule

                                  EXHIBIT A - 1

                    Form of Class [I] [II]-A [-] Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [ - ] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [ - ] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [ - ], HAS AN INTEREST HEREIN.


FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

[For Class I-A-1 and Class I-A-2 Certificates only] [FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, A TRANSFER OF THIS CERTIFICATE WILL NOT BE REGISTERED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN AS DEFINED IN
SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR
SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (COLLECTIVELY, A "BENEFIT PLAN") OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY
FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA ("SIMILAR LAW") (SUCH A PLAN, TOGETHER WITH A BENEFIT PLAN, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (B) (X), IN THE CASE OF A BENEFIT PLAN, THE PLAN IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF THE DEPARTMENT OF LABOR PROHIBITED

                                     A-1-1

TRANSACTION ADMINISTRATIVE EXEMPTION GRANTED TO GREENWICH CAPITAL MARKETS, INC. AND (Y) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST MEETS ALL OF THE CONDITIONS TO QUALIFY FOR EXEMPTIVE RELIEF (IN THE CASE OF A BENEFIT PLAN) AVAILABLE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 (FOR TRANSACTIONS BY INDEPENDENT "QUALIFIED PROFESSIONAL ASSET MANAGERS") OR THE PROHIBITED TRANSACTION STATUTORY EXEMPTION SET FORTH IN SECTION 408(B)(17) OF ERISA (FOR TRANSACTIONS WITH CERTAIN SERVICE PROVIDERS), 91-38 (FOR TRANSACTIONS BY BANK COLLECTIVE INVESTMENT FUNDS), 90-1 (FOR TRANSACTIONS BY INSURANCE COMPANY POOLED SEPARATE ACCOUNTS), 95-60 (FOR TRANSACTIONS BY INSURANCE COMPANY GENERAL ACCOUNTS), OR 96-23 (FOR TRANSACTIONS EFFECTED BY "IN-HOUSE ASSET MANAGERS") AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER, UNDERWRITER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICER OR UNDERWRITER. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.]

[For Class II -A-1 certificates only] [FOR SO LONG AS THE FINAL MATURITY RESERVE TRUST IS IN EXISTENCE, A TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR STATING THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN

                                     A-1-2

SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (COLLECTIVELY, A "BENEFIT PLAN") OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA ("SIMILAR LAW") (SUCH A PLAN, TOGETHER WITH A BENEFIT PLAN, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (B) OR (B) (X), IN THE CASE OF A BENEFIT PLAN, THE PLAN IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF THE DEPARTMENT OF LABOR PROHIBITED TRANSACTION ADMINISTRATIVE EXEMPTION GRANTED TO GREENWICH CAPITAL MARKETS, INC. AND (Y) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE FINAL MATURITY RESERVE TRUST MEETS ALL OF THE
CONDITIONS TO QUALIFY FOR EXEMPTIVE RELIEF (IN THE CASE OF A BENEFIT PLAN) AVAILABLE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 (FOR TRANSACTIONS BY INDEPENDENT "QUALIFIED PROFESSIONAL ASSET MANAGERS"), 91-38 (FOR TRANSACTIONS BY BANK COLLECTIVE INVESTMENT FUNDS), 90-1 (FOR TRANSACTIONS BY INSURANCE COMPANY POOLED SEPARATE ACCOUNTS), 95-60 (FOR TRANSACTIONS BY INSURANCE COMPANY GENERAL ACCOUNTS), OR 96-23 (FOR TRANSACTIONS EFFECTED BY "IN-HOUSE ASSET MANAGERS") OR THE PROHIBITED TRANSACTION STATUTORY EXEMPTION SET FORTH IN
SECTION 408(B)(17) OF ERISA (FOR TRANSACTIONS WITH CERTAIN SERVICE PROVIDERS) AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER, UNDERWRITER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN

                                     A-1-3

EXPENSE OF THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICER OR UNDERWRITER. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.]


[For Class II-A-2 and Class II-A-3 Certificates only] [A TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR STATING THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO
SECTION  4975 OF THE CODE OR AN ENTITY  THAT  HOLDS  ASSETS OF SUCH AN  EMPLOYEE
BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY
SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (COLLECTIVELY, A "BENEFIT PLAN") OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA ("SIMILAR LAW") (SUCH A PLAN, TOGETHER WITH A BENEFIT PLAN, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (B) IF IT IS AN INSURANCE COMPANY (IN THE CASE OF A BENEFIT PLAN), THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN SUBJECT TO ERISA OR THE CODE WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER SUCH PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTCE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH

                                     A-1-4

GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTCE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTCE 95-60 APPLIES AND THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER, UNDERWRITER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICER OR UNDERWRITER. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR.. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.]








                                     A-1-5

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                              CLASS [I] [II]-A [-]

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

PASS-THROUGH RATE:  Variable             CERTIFICATE  PRINCIPAL  BALANCE  OF THE
                                         CLASS [I]  [II]-A [-] CERTIFICATES AS
                                         OF THE CLOSING DATE:  $[ - ]
DATE OF POOLING AGREEMENT:
AS OF JANUARY 1, 2007                    CERTIFICATE  PRINCIPAL  BALANCE  OF ITS
                                         CLASS [I]  [II]-A [-]  CERTIFICATE:
                                         $[ - ]
CLOSING DATE:  JANUARY 25, 2007

FIRST DISTRIBUTION DATE:                 MASTER SERVICER: WELLS FARGO
FEBRUARY 25, 2007                                         BANK, N.A.

PERCENTAGE INTEREST:  100%               TRUSTEE:      HSBC BANK USA, NATIONAL
                                                       ASSOCIATION

NO. [-]

                                         CUSIP NO.: [ - ]












                                     A-1-6

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                              CLASS [I] [II]-A [-]


evidencing a beneficial ownership interest in a Trust Fund that consists primarily of two pools of Mortgage Loans (the "Mortgage Loans") formed and sold by

                        LARES ASSET SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE UNDERWRITERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SELLER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. UNLESS EXPRESSLY PROVIDED IN THE PROSPECTUS SUPPLEMENT, THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

                                      [ - ]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class [I] [II]-A-[ - ] Certificates issued by Luminent Mortgage Trust 2007-1 (the "Trust Fund"), which was created pursuant to a Pooling Agreement, dated as of January 1, 2007 (the "Pooling Agreement") by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the Available Funds, to the extent and subject to the limitations set forth in the Pooling Agreement, on the 25th day of each month commencing in February 2007 or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class [I] [II]-A-[ - ] Certificates for any Distribution Date will be variable. Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the
Pooling Agreement. Distributions allocated to the Class [I] [II]-A [-] Certificates will be allocated among the Certificates of such Class pro rata

                                     A-1-7
based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling Agreement.

     This  Certificate  is  one  of a  duly  authorized  issue  of  Certificates designated as the Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (herein called the "Certificates") and representing a Percentage Interest specified on the face hereof in the Class [I] [II]-A [-] Certificates. The Certificates evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

     Certain Realized Losses on and certain other shortfalls in respect of the Mortgage Loans will be allocated on any Distribution Date to Holders of Class I-B Certificates by allocation to the Certificates of an Applied Loss Amount in the manner set forth in the Pooling Agreement. Applied Loss Amounts will be allocated on each Distribution Date to the Class I-B Certificates in reverse order of their respective numerical Class designations until the respective Certificate Principal Balance of each such Class is reduced to zero.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling Agreement. As provided in the Pooling Agreement, withdrawals from the Distribution Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of fees and expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust Fund.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Securities Administrator shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Securities Administrator at least five Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Securities Administrator specified in the final distribution notice to Certificateholders.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator and the rights of the Holders under the Pooling Agreement at any time by the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Interests as specified in the Pooling Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate.

                                     A-1-8

The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose or such other locations, if any, provided in the Pooling Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     Subject to the terms of the Pooling Agreement, the Certificates of this Class will be registered as one or more certificates held by the Depository or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator and any agent of the Depositor, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Securities Administrator, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust Fund continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling Agreement, the majority holder of the Class I-C-1 or Class II-C

                                     A-1-9

Certificates may make a Clean-up Call or cause a Clean-up Call to be made pursuant to Section 11.01 of the Pooling Agreement.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Securities Administrator has executed this Certificate on behalf of the Trust Fund not in its individual capacity but solely as Securities Administrator under the Pooling Agreement.



















                                     A-1-10

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed under its official seal.

Dated: ________________                     WELLS FARGO BANK, N.A., NOT IN ITS
                                            INDIVIDUAL  CAPACITY,  BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR



                                            BY:___________________________
                                                     AUTHORIZED OFFICER






                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS [I] [II]-A-[ - ] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AGREEMENT.


                                            WELLS FARGO BANK, N.A., NOT IN ITS
                                            INDIVIDUAL CAPACITY, BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR


                                            BY:_____________________________
                                                   AUTHORIZED OFFICER






                                     A-1-11

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                             (Cust) (Minor)
TEN ENT -  as tenants by the entireties                      under Uniform Gifts
                                                             to Minors Act
JT TEN  -  as joint tenants with right                       ________________
           of survivorship and not as                             (State)
           tenants in common

     Additional abbreviations may also be used though not in the above list.



















                                     A-1-12

                                FORM OF TRANSFER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within  Certificate  and does  hereby  irrevocably  constitute  and  appoint

____________  (Attorney)  to transfer the said  Certificate  in the  Certificate

Register of the within-named  Trust Fund, with full power of substitution in the premises.

Dated:  _________________                   ___________________________________
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

___________________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.







                                     A-1-13

                            DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately available funds, to____________________________________________________________,

for the account of _________________________,  account number _________________,

or, if mailed by check, to ____________________________.  Applicable reports and statements  should be  mailed  to  ____________________________________________.

This information is provided by  ______________________________________________,

the assignee named above, or __________________________________, as its agent.

















                                     A-1-14

                                   EXHIBIT A-2

                    Form of Class [I] [II]-B [-] Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [ - ] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [ - ] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [ - ], HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

[For Class I -B-1, I-B-2, I-B-3 and I-B-4 certificates only] [FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, A TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR STATING THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN AS DEFINED IN
SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR
SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (COLLECTIVELY, A "BENEFIT PLAN") OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR

                                     A-2-1

CHURCH  PLAN (AS  DEFINED  IN  SECTION  3(33) OF ERISA)  THAT IS  SUBJECT TO ANY
FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA ("SIMILAR LAW") (SUCH A PLAN, TOGETHER WITH A BENEFIT PLAN, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (B)(X), IN THE CASE OF A BENEFIT PLAN, THE PLAN IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF THE DEPARTMENT OF LABOR PROHIBITED TRANSACTION ADMINISTRATIVE EXEMPTION GRANTED TO GREENWICH CAPITAL MARKETS, INC. AND (Y) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST MEETS ALL OF THE CONDITIONS TO QUALIFY FOR EXEMPTIVE RELIEF (IN THE CASE OF A BENEFIT PLAN) AVAILABLE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 (FOR TRANSACTIONS BY INDEPENDENT "QUALIFIED PROFESSIONAL ASSET MANAGERS"), 91-38 (FOR TRANSACTIONS BY BANK COLLECTIVE INVESTMENT FUNDS), 90-1 (FOR TRANSACTIONS BY INSURANCE COMPANY POOLED SEPARATE ACCOUNTS), 95-60 (FOR TRANSACTIONS BY INSURANCE COMPANY GENERAL ACCOUNTS), OR 96-23 (FOR TRANSACTIONS EFFECTED BY "IN-HOUSE ASSET MANAGERS") OR THE PROHIBITED TRANSACTION STATUTORY EXEMPTION SET FORTH IN
SECTION 408(B)(17) OF ERISA (FOR TRANSACTIONS WITH CERTAIN SERVICE PROVIDERS) AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER, UNDERWRITER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICER OR UNDERWRITER. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN

                                     A-2-2

VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.]

[For the Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates only] [IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT BY S&P, FITCH OR MOODY'S, THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY PLAN (AS DEFINED ABOVE) MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA OR THE CODE OR A VIOLATION OF SIMILAR LAW. IF THE RATING OF THIS CERTIFICATE FALLS BELOW BBB- OR ITS EQUIVALENT BY S&P, FITCH OR MOODY'S, TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY (IN THE CASE OF A BENEFIT PLAN), THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
IS NO PLAN SUBJECT TO ERISA OR THE CODE WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER SUCH PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTCE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTCE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTCE 95-60 APPLIES AND THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER, THE SECURITIES ADMINISTRATOR, AN UNDERWRITER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OF SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT

                                     A-2-3

WHICH OPINION SHALL NOT BE AT THE EXPENSE OF THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SERVICER, THE MASTER SERVICER, AN UNDERWRITER OR THE TRUSTEE. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN AT ANY TIME THAT THIS CERTIFICATE HAS A RATING LOWER THAN BBB- OR ITS EQUIVALENT BY S&P, FITCH OR MOODY'S SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.]

[For Class II-B-1 through II-B-6 certificates only] [A TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR STATING THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO
SECTION  4975 OF THE CODE OR AN ENTITY  THAT  HOLDS  ASSETS OF SUCH AN  EMPLOYEE
BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY
SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (COLLECTIVELY, A "BENEFIT PLAN") OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA ("SIMILAR LAW") (SUCH A PLAN, TOGETHER WITH A BENEFIT PLAN, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR (B), IN THE CASE OF A BENEFIT PLAN, IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
IS NO PLAN SUBJECT TO ERISA OR THE CODE WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER SUCH PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTCE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES

                                     A-2-4

OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTCE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTCE 95-60 APPLIES AND THAT THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER, UNDERWRITER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICER OR UNDERWRITER. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.]

THE CLASS [I] [II]-B [-] CERTIFICATES ARE SUBORDINATED TO THE CLASS A, [AND] CLASS [I] [II]-B [-] CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AGREEMENT REFERRED TO HEREIN.












                                     A-2-5

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                              CLASS [I] [II]-B [-]

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

PASS-THROUGH RATE:  Variable                                 CERTIFICATE  PRINCIPAL  BALANCE  OF THE CLASS [I]  [II]-B [-]
                                                             CERTIFICATES AS OF THE CLOSING DATE:  $[ - ]
DATE OF POOLING AGREEMENT:
AS OF JANUARY 1, 2007                                        CERTIFICATE  PRINCIPAL  BALANCE  OF THIS CLASS [I] [II]-B [-]
                                                             CERTIFICATE AS OF THE CLOSING DATE:  $[ - ]
CLOSING DATE:  JANUARY 25, 2007
                                                             MASTER SERVICER: WELLS FARGO
FIRST DISTRIBUTION DATE:                                                      BANK, N.A.
FEBRUARY 25, 2007
                                                             TRUSTEE:         HSBC BANK USA, NATIONAL ASSOCIATION
PERCENTAGE INTEREST:  100%
                                                             CUSIP NO.:        [ - ]
NO. [-]














                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                              CLASS [I] [II]-B [-]

evidencing a beneficial ownership interest in a Trust Fund, which Trust Fund consists primarily of two pools of Mortgage Loans (the "Mortgage Loans") formed and sold by

                        LARES ASSET SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE UNDERWRITERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SELLER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. UNLESS EXPRESSLY PROVIDED IN THE PROSPECTUS SUPPLEMENT, THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

                                      [ - ]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class [I] [II]-B [-] Certificates issued by Luminent Mortgage Trust 2007-1 (the "Trust Fund"), which was created pursuant to a Pooling Agreement, dated as of January 1, 2007 (the "Pooling Agreement") by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the Available Funds, to the extent and subject to the limitations set forth in the Pooling Agreement, on the 25th day of each month commencing in February 2007 or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class [I] [II]-B [-] Certificates for any Distribution Date will be variable. Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the
Pooling Agreement. Distributions allocated to the Class [I] [II]-B [-] Certificates will be allocated among the Certificates of such Class pro rata

                                     A-2-1
based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling Agreement.

     This  Certificate  is  one  of a  duly  authorized  issue  of  Certificates designated as the Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (herein called the "Certificates") and representing a Percentage Interest specified on the face hereof in the Class [I] [II]-B [-] Certificates. The Certificates evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

     The Class [I] [II]-B [-] Certificates will be subordinated to the Class A [and] Class [B- ] Certificates, and the Class I-C-1, Class I-C-2, Class R and Class RX Certificates will be subordinated to the Class I-B-1 through Class I-B-4 Certificates, in each case to the extent provided in the Pooling Agreement.

     Certain Realized Losses on and certain other shortfalls in respect of the Mortgage Loans will be allocated on any Distribution Date to Holders of Class I-B Certificates by allocation to the related Certificates of an Applied Loss Amount in the manner set forth in the Pooling Agreement. Applied Loss Amounts will be allocated on each Distribution Date to the Class I-B Certificates in reverse order of their respective numerical Class designations until the respective Certificate Principal Balance of each such Class is reduced to zero.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling Agreement. As provided in the Pooling Agreement, withdrawals from the Distribution Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of fees and expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust Fund.

     So long as this Certificate is registered in the name of a Depository or its nominee, the Securities Administrator shall make distributions on each Distribution Date to the Holder of such Certificate as of the related Record Date either (i) by wire transfer of immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Securities Administrator at least five Business Days prior to the related Record Date or (ii) by check mailed by first class mail to such Holder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Securities Administrator specified in the final distribution notice to Certificateholders.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Seller, the Master Servicer, the Securities Administrator and the rights of the Holders under the Pooling Agreement at any time by the Depositor, the Trustee and the Seller, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Interests as specified in the Pooling Agreement). Any

                                     A-2-2
such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose or such other locations, if any, provided in the Pooling Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     Subject to the terms of the Pooling Agreement, the Certificates of this Class will be registered as one or more certificates held by the Depository or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Securities Administrator and the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust Fund continue beyond the earlier of (i) the expiration of 21 years

                                     A-2-3
from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling Agreement, the majority holder of the Class I-C-1 or Class II-C Certificates may make a Clean-up Call or cause a Clean-up Call to be made pursuant to Section 11.01 of the Pooling Agreement.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Securities Administrator has executed this Certificate on behalf of the Trust Fund not in its individual capacity but solely as Securities Administrator under the Pooling Agreement.















                                     A-2-4

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed under its official seal.

Dated: _____________                        WELLS FARGO BANK, N.A., NOT IN ITS
                                            INDIVIDUAL  CAPACITY,  BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR



                                            BY:___________________________
                                                   AUTHORIZED OFFICER





                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS [I] [II]-B [-] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AGREEMENT.


                                            WELLS FARGO BANK, N.A., NOT IN ITS
                                            INDIVIDUAL CAPACITY, BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR


                                            _______________________________,
                                            AS SECURITIES ADMINISTRATOR


                                            BY:_____________________________
                                                     AUTHORIZED OFFICER







                                     A-2-5

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common          NIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform Gifts
                                                             to Minors Act
JT TEN   -  as joint tenants with right                      ________________
            of survivorship and not as                            (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.


















                                     A-2-6

                                FORM OF TRANSFER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within  Certificate  and does  hereby  irrevocably  constitute  and  appoint

____________  (Attorney)  to transfer the said  Certificate  in the  Certificate

Register of the within-named  Trust Fund, with full power of substitution in the premises.

Dated:  _________________                   ___________________________________
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

___________________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.







                                     A-1-7

                            DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately available funds, to____________________________________________________________,

for the account of _________________________,  account number _________________,

or, if mailed by check, to ____________________________.  Applicable reports and statements  should be  mailed  to  ____________________________________________.

This information is provided by  ______________________________________________,

the assignee named above, or __________________________________, as its agent.

















                                     A-1-8

                                   EXHIBIT A-3

                    Form of Class [I-C-1] [II-C] Certificate

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CLASS [I-C-1] [II-C] CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CLASS [I-C-1] [II-C] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CLASS [I-C-1] [II-C] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

NO  TRANSFER OF THIS  CERTIFICATE  TO AN  EMPLOYEE  BENEFIT  PLAN (AS DEFINED IN
SECTION 3(3) OF ERISA) THAT IS SUBJECT TO TITLE I OF ERISA; OR A PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA (EACH, A "PLAN") OR TO ANY PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AGREEMENT.



                                     A-3-1

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                              CLASS [I-C-1] [II-C]

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

DATE OF POOLING AGREEMENT:                                   CERTIFICATE  PRINCIPAL  BALANCE OF THE CLASS  [I-C-1]  [II-C]
AS OF JANUARY 1, 2007                                        CERTIFICATES AS OF THE CLOSING DATE:(1)

CLOSING DATE:  JANUARY 25, 2007                              MASTER SERVICER: WELLS FARGO
                                                                              BANK, N.A.
FIRST DISTRIBUTION DATE:
FEBRUARY 25, 2007                                            TRUSTEE:         HSBC BANK USA, NATIONAL ASSOCIATION

PERCENTAGE INTEREST:  100%                                   CUSIP NO.:       [ - ]

NO. [-]











______________________
     1  REFLECTS   OVERCOLLATERALIZATION   AMOUNT  FOR  GOUPR  1  OR  GROUP  II,
RESPECTIVELY.


                                     A-3-2

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                              CLASS [I-C-1] [II-C]

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of two pools of mortgage loans (the "Mortgage Loans") formed and sold by

                        LARES ASSET SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SELLER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

                                      [ - ]

is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class [I-C-1] [II-C] Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Pooling Agreement") by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as Seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Distributions of principal of and interest (based on a notional amount) on this Certificate (including the final distribution on this Certificate) will be made out of the Available Funds, to the extent and subject to the limitations set forth in the Pooling Agreement, on the 25th day of each month commencing in January 2007 or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding such Distribution Date (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     This Certificate is one of a duly authorized issue of Certificates designated as Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof. Distributions allocated to the Class [I-C-1] [II-C] Certificates will be allocated among the Certificates of such Class pro rata based upon their

                                     A-3-3
respective Percentage Interests with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling Agreement.

     The Class [I-C-1] [II-C] Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. As provided in the Pooling Agreement, withdrawals from the Distribution Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of fees and expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust Fund.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator and the rights of the Holders under the Pooling Agreement at any time by the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Interests as specified in the Pooling Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose or such other locations, if any, provided in the Pooling Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Pooling Agreement.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     A-3-4

     No transfer of any Class [I-C-1] [II-C] Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.02 of the Pooling Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Securities Administrator shall not register such transfer unless and until the prospective transferee provides the Securities Administrator with the certifications and opinions required by Section 9.02 of the Pooling Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, except for certain transfers identified in Section 9.02 of the Pooling Agreement, no transfer of a Class [I-C-1] [II-C] Certificate shall be made unless and until the prospective transferee provides the Securities Administrator with a properly executed and completed Benefit Plan Affidavit (or an Opinion of Counsel, if required pursuant to the Benefit Plan Affidavit), which Affidavit (or an Opinion of Counsel, if required) shall not be obtained at the expense of the Trustee, the Depositor, the Underwriters, the Master Servicer, the Servicer or the Securities Administrator. Notwithstanding anything herein to the contrary, any purported transfer of this Certificate to or on behalf of a Plan (as defined in the Benefit Plan Affidavit) or any person acting on behalf of a Plan or investing assets of a Plan without delivery of an Opinion of Counsel shall be null and void.

     The Depositor, the Trustee, the Seller, the Master Servicer, the Securities Administrator and the Originator and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust Fund continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling Agreement, the majority holder of the Class I-C-1 or Class II-C Certificates may make a Clean-up Call or cause a Clean-up Call to be made pursuant to Section 11.01 of the Pooling Agreement.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling Agreement or be valid for any purpose.


                                     A-3-5

     THIS CERTIFICATE AND THE POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Securities Administrator has executed this Certificate on behalf of the Trust Fund not in its individual capacity but solely as Securities Administrator under the Pooling Agreement.




















                                     A-3-6

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed under its official seal.

Dated: __________                           WELLS  FARGO BANK,  N.A., NOT IN ITS
                                            INDIVIDUAL  CAPACITY,  BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR



                                            BY:_________________________________
                                                       AUTHORIZED OFFICER





                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS [I-C-1] [II-C] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AGREEMENT.


                                              WELLS FARGO BANK, N.A., NOT IN ITS
                                              INDIVIDUAL CAPACITY, BUT SOLELY AS
                                              SECURITIES ADMINISTRATOR


                                              BY:_______________________________
                                                        AUTHORIZED OFFICER


                                     A-3-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT -  Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN - as joint tenants with right                         ________________
         of survivorship and not as                             (State)
         tenants in common

         Additional abbreviations may also be used though not in the above list.



                                     A-3-8

                                FORM OF TRANSFER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address of assignee)

     the within Certificate and does hereby irrevocably constitute and appoint ____________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust Fund, with full power of substitution in the premises.

Dated:  _________________                   ____________________________________
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.


____________________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-3-9

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available                   funds,                   to_________________________
________________________________________,      for      the      account      of
_______________________________,   account  number  __________________,  or,  if
mailed by check, to ____________________________. Applicable reports and statements should be mailed to ____________________________________________.
This information is provided by  ______________________________________________, the assignee named above, or __________________________________, as its agent.


                                     A-3-10

                                   Exhibit A-4

                         Form of Class I-C-2 Certificate

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS I-C-2 CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

NO  TRANSFER OF THIS  CERTIFICATE  TO AN  EMPLOYEE  BENEFIT  PLAN (AS DEFINED IN
SECTION 3(3) OF ERISA) THAT IS SUBJECT TO TITLE I OF ERISA; OR A PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA (EACH, A "PLAN") OR TO ANY PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AGREEMENT.]



                                     A-4-1

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                                   CLASS I-C-2

     THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL.

DATE OF POOLING AGREEMENT:                CERTIFICATE  PRINCIPAL BALANCE  OF THE
AS OF JANUARY 1, 2007                     CLASS  I-C-2  CERTIFICATES  AS OF  THE
                                          CLOSING DATE:  N/A

CLOSING DATE:  JANUARY 25, 2007           MASTER SERVICER: WELLS FARGO
                                                           BANK, N.A.
FIRST DISTRIBUTION DATE:
FEBRUARY 25, 2007                         TRUSTEE:     HSBC  BANK  USA, NATIONAL
                                                       ASSOCIATION

PERCENTAGE INTEREST:  100%                CUSIP NO.:   [ - ]

NO. 1



                                     A-4-2

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                                   CLASS I-C-2

evidencing an undivided beneficial interest in the assets of an arrangement that is classified as a grantor trust created pursuant to the Pooling Agreement.



THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SELLER, THE TRUSTEE, THE SUPPLEMENTAL INTEREST TRUST TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

                                     [ - ]

is the registered owner of a 100% Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class I-C-2 Certificates issued pursuant to a Pooling Agreement, dated as specified above (the "Pooling Agreement") by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as Seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Distributions with respect to this Certificate (including the final distribution on this Certificate) will be made to the extent and subject to the limitations set forth in the Pooling Agreement, on the 25th day of each month commencing in January 2007 or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding such Distribution Date (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Class I-C-2 Certificate represents an undivided beneficial ownership interest in certain assets as provided in the Pooling Agreement.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the


                                     A-4-3

Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator and the rights of the Holders under the Pooling Agreement at any time by the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Interests as specified in the Pooling Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose or such other locations, if any, provided in the Pooling Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Pooling Agreement.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class I-C-2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.02 of the Pooling Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Securities Administrator shall not register such transfer unless and until the prospective transferee provides the Securities Administrator with the certifications and opinions required by Section 9.02 of the Pooling Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not


                                     A-4-4
exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, except for certain transfers identified in Section 9.02 of the Pooling Agreement, no transfer of a Class I-C-2 Certificate shall be made unless and until the prospective transferee provides the Securities Administrator with a properly executed and completed Benefit Plan Affidavit (or an Opinion of Counsel, if required pursuant to the Benefit Plan Affidavit), which Affidavit (or an Opinion of Counsel, if required) shall not be obtained at the expense of the Trustee, the Depositor, the Underwriter, the Master Servicer, the Servicer or the Securities Administrator. Notwithstanding anything herein to the contrary, any purported transfer of a Class I-C-2 Certificate to or on behalf of a Plan (as defined in the Benefit Plan Affidavit) or any person acting on behalf of a Plan or investing assets of a Plan without delivery of an Opinion of Counsel shall be null and void.

     The Depositor, the Trustee, the Seller, the Master Servicer, the Securities Administrator, the Supplemental Interest Trust Trustee and the Originator and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust Fund continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling Agreement, the majority holder of the Class I-C-1 or Class II-C Certificates may make a Clean-up Call or cause a Clean-up Call to be made pursuant to Section 11.01 of the Pooling Agreement.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Securities Administrator has executed this Certificate on behalf of the Trust Fund not in its individual capacity but solely as Securities Administrator under the Pooling Agreement.


                                     A-4-5

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed under its official seal.

Dated: __________                           WELLS  FARGO BANK, N.A.,  NOT IN ITS
                                            INDIVIDUAL  CAPACITY,  BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR



                                            BY:_________________________________
                                                      AUTHORIZED OFFICER




                          CERTIFICATE OF AUTHENTICATION

     THIS  IS  ONE  OF  THE  CLASS  I-C-2   CERTIFICATES   REFERRED  TO  IN  THE
WITHIN-MENTIONED POOLING AGREEMENT.

                                              WELLS FARGO BANK, N.A., NOT IN ITS
                                              INDIVIDUAL CAPACITY, BUT SOLELY AS
                                              SECURITIES ADMINISTRATOR


                                              BY:_______________________________
                                                        AUTHORIZED OFFICER



                                     A-4-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right                        ________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                     A-4-7

                                FORM OF TRANSFER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint ____________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust Fund, with full power of substitution in the premises.

Dated:  _________________                   ____________________________________
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.


____________________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-4-8

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available                   funds,                   to_________________________
________________________________________,      for      the      account      of
_______________________________,   account  number  __________________,  or,  if
mailed by check, to ____________________________. Applicable reports and statements should be mailed to ____________________________________________.
This information is provided by  ______________________________________________, the assignee named above, or __________________________________, as its agent.



                                     A-4-9

                                   EXHIBIT A-5

                      Form of Class [I] [II]-P Certificate

THIS CLASS [I] [II]-P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

NO  TRANSFER OF THIS  CERTIFICATE  TO AN  EMPLOYEE  BENEFIT  PLAN (AS DEFINED IN
SECTION 3(3) OF ERISA) THAT IS SUBJECT TO TITLE I OF ERISA; OR A PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA (EACH, A "PLAN") OR TO ANY PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AGREEMENT.

THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE AGREEMENT.


                                     A-5-1

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                          CLASS [I] [II]-P CERTIFICATE

     THIS CLASS [I] [II]-P CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP INTEREST IN THE TRUST FUND CREATED BY THE POOLING AGREEMENT.

DATE OF POOLING AGREEMENT:                     MASTER SERVICER: WELLS FARGO
AS OF JANUARY 1, 2007                                           BANK, N.A.

CLOSING DATE:  JANUARY 25, 2007                TRUSTEE:  HSBC BANK USA, NATIONAL
                                                         ASSOCIATION

PERCENTAGE INTEREST:  100%                     PRINCIPAL AMOUNT: $100

NO. 1


                                     A-5-2

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                                CLASS [I] [II]-P

evidencing the Percentage Interest in the distribution allocable to the Certificates of the above-referenced Class with respect to the Trust Fund consisting primarily of two pools of adjustable rate mortgage loans (the "Mortgage Loans") formed and sold by


                        LARES ASSET SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SELLER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

                                      [ - ]

is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class [I] [II]-P Certificates in the Trust Fund created pursuant to a Pooling Agreement, dated as specified above (the "Pooling Agreement") by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as Seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Distributions of principal of this Certificate (including the final distribution on this Certificate) will be made out of the Available Funds, to the extent and subject to the limitations set forth in the Pooling Agreement, on the 25th day of each month commencing in January 2007 or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding such Distribution Date (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     This Certificate is one of a duly authorized issue of Certificates designated as Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof. Distributions allocated to the Class [I] [II]-P Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling Agreement.


                                     A-5-3

     The Class [I] [II]-P Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. As provided in the Pooling Agreement, withdrawals from the Distribution Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of fees and expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust Fund.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator and the rights of the Holders under the Pooling Agreement at any time by the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator, with the consent of the Holders of a Majority of Interest of each Class of Certificates (and in certain circumstances a higher percentage of such Voting Interests as specified in the Pooling Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose or such other locations, if any, provided in the Pooling Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Pooling Agreement.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, at the option of the Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon the surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                     A-5-4

     No transfer of any Class [I] [II]-P Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.02 of the Pooling Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Securities Administrator shall not register such transfer unless and until the prospective transferee provides the Securities Administrator with the certifications and opinions required by Section 9.02 of the Pooling Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, except for certain transfers identified in Section 9.02 of the Pooling Agreement, no transfer of a Class [I] [II]-P Certificate shall be made unless and until the prospective transferee provides the Securities Administrator with a properly executed and completed Benefit Plan Affidavit (or an Opinion of Counsel, if required pursuant to the Benefit Plan Affidavit), which Affidavit (or an Opinion of Counsel, if required) shall not be obtained at the expense of the Trustee, the Depositor, the Underwriter, the Master Servicer, the Servicer or the Securities Administrator. Notwithstanding anything herein to the contrary, any purported transfer of a Class II-F Certificate to or on behalf of a Plan (as defined in the Benefit Plan Affidavit) or any person acting on behalf of a Plan or investing assets of a Plan without delivery of an Opinion of Counsel shall be null and void.

     The Depositor, the Trustee, the Seller, the Master Servicer, the Securities Administrator and the Originator and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust Fund continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling Agreement, the majority holder of the Class I-C-1 or Class II-C Certificates may make a Clean-up Call or cause a Clean-up Call to be made pursuant to Section 11.01 of the Pooling Agreement.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not represent entitlement to any benefit under the Pooling Agreement or be valid for any purpose.


                                     A-5-5

     THIS CERTIFICATE AND THE POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     The Securities Administrator has executed this Certificate on behalf of the Trust Fund not in its individual capacity but solely as Securities Administrator under the Pooling Agreement.



                                     A-5-6

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed under its official seal.

Dated: __________                           WELLS FARGO BANK, N.A., NOT  IN  ITS
                                            INDIVIDUAL  CAPACITY,  BUT SOLELY AS
                                            SECURITIES ADMINISTRATOR



                                            BY:_________________________________
                                                       AUTHORIZED OFFICER




                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS [I] [II]-P CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AGREEMENT.


                                              WELLS FARGO BANK, N.A., NOT IN ITS
                                              INDIVIDUAL CAPACITY, BUT SOLELY AS
                                              SECURITIES ADMINISTRATOR


                                              BY:_______________________________
                                                        AUTHORIZED OFFICER



                                     A-5-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT -  as tenants by the entireties                      under Uniform Gifts
                                                             to Minors Act
JT TEN  -  as joint tenants with right                       ________________
           of survivorship and not as                            (State)
           tenants in common

           Additional abbreviations may also be used though not in the above list.



                                     A-5-8

                                FORM OF TRANSFER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint ____________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust Fund, with full power of substitution in the premises.

Dated:  _________________                   ___________________________________
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.


SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-5-9

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available                   funds,                   to_________________________
________________________________________,      for      the      account      of
_______________________________,   account  number  __________________,  or,  if
mailed by check, to ____________________________. Applicable reports and statements should be mailed to ____________________________________________.
This information is provided by  ______________________________________________, the assignee named above, or __________________________________, as its agent.


                                     A-5-10

                                   EXHIBIT A-6

                          Form of Residual Certificate

     THE CLASS [R] [RX] CERTIFICATES ARE SUBORDINATED TO THE OTHER CLASSES OF THE CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AGREEMENT REFERRED TO HEREIN.

     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE
SECURITIES ADMINISTRATOR SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE SECURITIES ADMINISTRATOR MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS [R] [RX] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS AS DEFINED BELOW, ALL AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS [R] [RX] CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS [R] [RX] CERTIFICATE. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     NO TRANSFER OF THIS  CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF ERISA) THAT IS SUBJECT TO TITLE I OF ERISA; OR A PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY


                                     A-7-1

GENERAL ACCOUNT) THAT HOLDS ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN (OR IS DEEMED TO HOLD THE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE OR THE FIDUCIARY PROVISIONS OF ERISA (EACH, A "PLAN") OR TO ANY PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN WILL BE REGISTERED.

     THE HOLDER OF THIS CLASS [R] [RX] CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF INTEREST.



                                     A-7-2

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                           CLASS [R] [RX] CERTIFICATE

     THIS CLASS [R] [RX] CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A REMIC RESIDUAL INTEREST IN MULTIPLE REMICS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

DATE OF POOLING AGREEMENT:                  MASTER SERVICER: WELLS FARGO
AS OF JANUARY 1, 2007                                        BANK, N.A.

CLOSING DATE:  JANUARY 25, 2007             TRUSTEE:  HSBC BANK USA, NATIONAL
                                                      ASSOCIATION

PERCENTAGE INTEREST:  100%

NO. 1



                                     A-7-3

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                           CLASS [R] [RX] CERTIFICATE


evidencing a beneficial ownership interest in a Trust Fund that consists primarily of two pools of Mortgage Loans (the "Mortgage Loans") formed and sold by

                        LARES ASSET SECURITIZATION, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE SELLER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY PERSON.

THIS CERTIFIES THAT:

                                      [ - ]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class [R] [RX] Certificates issued by Luminent Mortgage Trust 2007-1 (the "Trust Fund"), which was created pursuant to a Pooling Agreement, dated as of January 1, 2007 (the "Pooling Agreement") by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of interest. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the 25th day of each month commencing in January 2007 or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Distributions, if any, will be made to the Holders of the Class [R] [RX] Certificates as described in the Pooling Agreement. Distributions allocated to the Class [R] [RX] Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling Agreement.


                                     A-7-4

     This  Certificate  is  one  of a  duly  authorized  issue  of  Certificates designated as the Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Class [R] [RX] Certificates are sometimes referred to as the "Residual Certificates." The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

     The Class [R] [RX] Certificates will be subordinated to the Certificates of all other Classes (other than the Class RX Certificates) to the extent provided in the Pooling Agreement.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling Agreement. As provided in the Pooling Agreement, withdrawals from the Distribution Account, the Custodial Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of fees and expenses, including Advances made by the Servicer, and certain expenses and indemnities amounts incurred with respect to the Mortgage Loans and administration of the Trust Fund.

     An election will be made to treat certain of the assets assigned to the Trust Fund as multiple separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in each of the related REMICs, as described in the Pooling Agreement. Accordingly, the Holder of this Class [R] [RX] Certificate will be taxed on its pro rata share of each such REMIC's taxable income or net loss. The requirement that the Holder of this Class [R] [RX] Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

     By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Pooling Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of each REMIC and (ii) refrain from taking any action that could endanger such status.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator and the rights of the Holders under the Pooling Agreement at any time by the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Pooling Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                                     A-7-5

     As provided in the Pooling Agreement and subject to any limitations on transfer of this Certificate by the Depository or its nominee and certain limitations set forth in the Pooling Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the applicable Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose or such other locations, if any, provided in the Pooling Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The   Certificates   of  this  Class  are  issuable  in   fully-registered,
certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class [R] [RX] Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification and in each case, in accordance with Section 9.02 of the Pooling Agreement. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Securities Administrator shall not register such transfer unless and until the prospective transferee provides the Securities Administrator with the certifications and opinions required by Section 9.02 of the Pooling Agreement. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Seller, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class [R] [RX] Certificate shall be made unless and until the prospective transferee provides the Securities Administrator with a properly executed and completed Benefit Plan Affidavit in accordance with
Section 9.02(c) of the Pooling Agreement.

     The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 9.02(f) of the Pooling Agreement, including the requirement that any transferee of this Certificate provide a properly executed affidavit substantially in the form of Exhibit H to the Pooling Agreement.


                                     A-7-6

     If a tax or a reporting cost is borne by any REMIC as a result of the transfer of a Class [R] [RX] Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Pooling Agreement, the Securities Administrator shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class [R] [RX]
Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee, the Master Servicer, the Securities Administrator, any REMIC or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

     The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Securities Administrator and the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator and the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to the terms and conditions of the Pooling Agreement and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts to be distributed to them. In no event shall the Trust Fund continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of the St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. Pursuant to the terms of the Pooling Agreement, the majority holder of the Class I-C-1 or Class II-C Certificates may make a Clean-up Call or cause a Clean-up Call to be made pursuant to Section 11.01 of the Pooling Agreement.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     This Class [R] [RX] Certificate is a security governed by Article 8 of the Uniform Commercial Code.

     The Securities Administrator has executed this Certificate on behalf of the Trust Fund not in its individual capacity but solely as Securities Administrator under the Pooling Agreement.


                                     A-7-7

     IN  WITNESS  WHEREOF,   the  Securities   Administrator   has  caused  this
Certificate to be duly executed under its official seal.

Dated:  ____________                          WELLS FARGO BANK, N.A., NOT IN ITS
                                              INDIVIDUAL CAPACITY, BUT SOLELY AS
                                              SECURITIES ADMINISTRATOR



                                              BY:_______________________________
                                                        AUTHORIZED OFFICER




                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS [R] [RX] CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AGREEMENT.


                                             WELLS FARGO BANK,  N.A., NOT IN ITS
                                             INDIVIDUAL CAPACITY,  BUT SOLELY AS
                                             SECURITIES ADMINISTRATOR



                                             BY:________________________________
                                                       AUTHORIZED OFFICER



                                     A-7-8

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT -  as tenants by the entireties                      under Uniform Gifts
                                                             to Minors Act
JT TEN  -  as joint tenants with right                       ________________
           of survivorship and not as                            (State)
           tenants in common

           Additional abbreviations may also be used though not in the above list.



                                     A-7-9

                                FORM OF TRANSFER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint ____________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust Fund, with full power of substitution in the premises.

Dated:  _________________                   ____________________________________
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

__________________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-7-10

                            DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available               funds,               to_________________________________
__________________________________,        for       the        account       of
_______________________________,   account  number  __________________,  or,  if
mailed by check, to ____________________________. Applicable reports and statements should be mailed to ____________________________________________.
This              information             is             provided             by
____________________________________________________,  the assignee named above, or ___________________________________________________, as its agent

                                    EXHIBIT B

     INFORMATION FIELDS FOR MORTGAGE LOAN SCHEDULE

With respect to each Mortgage Loan:

     1. the Loan identification number;

     2. the applicable Cut-off Date;

     3. the zip code of the Mortgaged Property;

     4. the applicable Servicer;

     5. a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three to four family residence, planned unit development, condominium, townhouse, row home or manufactured home;

     6. the current Mortgage Rate;

     7. the current Scheduled Monthly Payment;

     8. the original term to maturity;

     9. the scheduled maturity date;

     10. the scheduled principal balance of the Mortgage Loan as of the Cut-off Date;

     11. the original Loan-to-Value Ratio;

     12. the FICO score of the Mortgagor at the time of origination;

     13. a code indicating the credit grade of each Mortgage Loan as assigned by the Originator;

     14. the date on which the first Scheduled Monthly Payment was or will be due;

     15. the date on which the next payment is due;

     16. the documentation level (full, stated, NIV);

     17. loan purpose (i.e., purchase, rate/term refinance, cash-out refinance);

     18. a code indicating whether the Mortgaged Property is owner occupied or non-owner occupied;

     19. a code indicating the product type (e.g., 2/28, 3/27, 15 year fixed, etc.);

     20. a code indicating whether the Mortgage Loan is subject to a Prepayment Premium;

     21. the term of any Prepayment Premium;

     22. the type and amount of any Prepayment Premium;

     23. with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

     24. with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

     25. with respect to each Adjustable Rate Mortgage Loan, the lifetime maximum Mortgage Interest Rate;

     26. with respect to each Adjustable Rate Mortgage Loan, the lifetime minimum Mortgage Interest Rate;

     27. with respect to each Adjustable Rate Mortgage Loan, the periodic Payment Cap;

     28. with respect to each Adjustable Rate Mortgage Loan, the Index;

     29. a code indicating whether the Mortgage Loan is an adjustable rate or fixed rate mortgage loan;

     30. a code indicating whether the Mortgage Loan is a negatively amortizing loan;

     31. a code indicating the payment reset provisions;

     32. a code indicating whether the Mortgage Loan is a balloon loan;

     33. a code indicating whether the Mortgage Loan is a "high cost" (or similarly classified) loan under applicable federal, state and local laws;

     34. a code indicating whether the Mortgage Loan has a Lender Paid Mortgage Insurance Policy, and if so, the applicable fee rate; and

     35. a code  indicating  whether  the  Mortgage  Loan is  covered by a Triad
Policy.

     With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

     1. the number of Mortgage Loans;

     2. the current aggregate outstanding scheduled principal balance of the Mortgage Loans;

     3. the current weighted average Mortgage Interest Rate of the Mortgage Loans; and



                                     A-1-2

     4. the weighted average months to maturity of the Mortgage Loans.



                                     A-1-3

                                    EXHIBIT C

                         CONTENTS OF MORTGAGE LOAN FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items delivered to the Trustee (or its designee), portions of which may be held by the Servicer in the Servicing File:

          (i) The original Mortgage Note (with all riders) endorsed either in blank or in the following form: "Pay to the order of HSBC Bank USA, National Association, as trustee (the "Trustee") for the Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, without recourse" and signed in the name of the Seller by an Authorized Officer (provided, in the event that the Mortgage Loan was acquired by the Seller in a merger, the signature must be in the following form: "[Seller], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the signature must be in the following form: "[Seller], formerly known as [previous name]"). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the Originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as the holder of the Mortgage Note or assignee thereof, in and to that Mortgage Note); or

          With respect to no more than 1% of the Cut-off Date Balance, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

          (ii) The original of any guarantee executed in connection with the Mortgage Note (if any).

          (iii) The original Mortgage (with all riders), with evidence of recording thereon, except as follows: If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Trustee, a photocopy of such Mortgage, together with, in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Trustee upon receipt thereof by the Seller.

          (iv) The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or, if the original of any such agreement with evidence of recording thereon has not been returned by the public recording office where such agreement has been delivered for recordation or such agreement has been lost or such public recording office retains the original recorded agreement, a photocopy of such agreement, certified by the Seller or its agent to be a true and correct copy of the agreement delivered to the appropriate public recording office for recordation. The original recorded agreement or, in the case of a agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement certified by such public recording office to be a true and complete copy of the original recorded agreement, will be promptly delivered to the Trustee upon receipt thereof by the Seller.

          (v) The original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be made by "[Seller], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          (vi) For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all Intervening Assignments of the Mortgage with evidence of recording thereon, or if any such Intervening Assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Trustee, a photocopy of such Intervening Assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded Intervening Assignment of Mortgage or a copy of such Intervening Assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Intervening Assignment of Mortgage will be promptly delivered to the Trustee upon receipt thereof by the Seller; or (ii) in the case of an Intervening Assignment where a public recording office retains the original recorded Intervening Assignment of Mortgage or in the case where an Intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such Intervening Assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded Intervening Assignment of Mortgage.

          (vii) The original private mortgage insurance policy or certificate of insurance, where required pursuant to the Agreement.

          (viii) The original mortgagee policy of title insurance in the form required by the Agreement or, if the original lender's title insurance policy has not been issued, the preliminary report or irrevocable binder or commitment to issue the same.

          (ix) Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

          (x) For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting Guidelines:

          (i) The original hazard insurance policy and, if required by law, flood insurance policy.

          (ii) Fully executed residential loan application.

          (iii) Fully executed Mortgage Loan closing statement (i.e., a Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

          (iv) Verification of employment and income (if required pursuant to the Underwriting Guidelines).

          (v) Verification of acceptable evidence of source and amount of down payment.

          (vi) Credit report on the Mortgagor.

          (vii) Residential appraisal report.

          (viii) Photograph of the Mortgaged Property.

          (ix) Survey of the Mortgaged Property, if required by the title company or applicable law.

          (x) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy (i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.).

          (xi) All fully executed required disclosure statements required by state and federal law.

          (xii) If applicable, termite report, structural engineer's report, water potability and septic certification.

          (xiii) Sales contract, if applicable.

          (xiv) Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

          (xv) Amortization schedule, if available.

          (xvi) Payment history for any Mortgage Loan that has been closed for more than 90 days.

          (xvii) Fully executed power of attorney, if applicable.

In the event of a delay by the public recording office in returning any recorded document, the Seller shall deliver to the Custodian, within 180 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Seller shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above.

                                    EXHIBIT D

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Wells Fargo Bank, N.A.
24 Executive Park, Suite 100
Irvine, California 92614
Attention:  Mortgage Document Custody


In connection with the administration of the mortgages held by you as Custodian under that certain Custodial Agreement, dated as of January 1, 2007 (the "Custodial Agreement"), among Wells Fargo Bank, N.A., as custodian (the "Custodian"), Lares Asset Securitization, Inc., as Depositor (the "Depositor"), and HSBC Bank USA, National Association, as the trustee (the "Trustee"), the [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

   Mortgagor's Name:

   Address:

   Loan No.:

   Reason for requesting file:

1. Mortgage Loan paid in full. The [Master Servicer] [Servicer] hereby certifies that all amounts received in connection with the loan have been credited to the [Custodial Account] [Distribution Account] pursuant to the Pooling Agreement.

2. Mortgage Loan foreclosed. The [Master Servicer] [Servicer] hereby certifies that the above reference Mortgage Loan is or will be subject to a foreclosure proceeding in accordance with the Pooling Agreement.

3. Mortgage Loan substituted. The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling Agreement.

4. Mortgage Loan repurchased. The [Master Servicer] [Servicer] hereby certifies that the Repurchase Amount has been credited to the Distribution Account pursuant to the Pooling Agreement.

5. Other. [ - ]

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling Agreement and will be returned to you within ten days of our receipt of such Mortgage File, except if the Mortgage Loan has been paid in full, repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

                                          [ - ],
                                          as [Master Servicer] [Servicer]


                                          By:  _________________________________
                                          Name:
                                          Title:

                                    EXHIBIT E

                         FORM OF TRANSFEROR CERTIFICATE



                                                     ___________________________
                                                               Date


Re:   LUMINENT MORTGAGE TRUST 2007-1
      MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1
      CLASS [ - ] CERTIFICATES


Ladies and Gentlemen:

     In connection with our disposition of the Luminent Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of the Class [ - ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of the Class [ - ] Certificate is to impede the assessment or collection of tax.

                                             Very truly yours,

                                             [ - ]

                                             By: _______________________________
                                             Name:
                                             Title:

                                   EXHIBIT F-1

                     FORM OF NON-RULE 144A INVESTMENT LETTER

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                                    CLASS [ ]
                              ____________________

                                     (DATE)


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the "Purchased Securities"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund as follows:

(a)  Representations and Warranties. The Transferee represents and warrants:

     (1) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Purchased Securities and to enter into this Agreement, and has duly executed and delivered this Agreement.

     (2) The Transferee is acquiring the Purchased Securities for its own account as principal and not with a view to the distribution of the Purchased Securities, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Act").

     (3) The Transferee is an "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act.

     (4) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risk of an investment in the Purchased Securities and can afford a complete loss of such investment;

     (5) The Transferee confirms that the Depositor has made available to the Transferee the opportunity to ask questions of, and receive answers from, the Depositor concerning the Depositor, the Trust Fund, the purchase by the Transferee of the Purchased Securities and all matters relating thereto, and to obtain additional information relating thereto that the Depositor possesses or can acquire without unreasonable effort or expense.

(b)  Covenants. The Transferee covenants:

     (1) The Transferee will not make a public offering of the Purchased Securities, and will not reoffer or resell the Purchased Securities in a manner that would render the issuance and sale of the Purchased Securities, whether considered together with the resale or otherwise, a violation of the Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

     (2) The Transferee agrees that, in its capacity as holder of the Purchased Securities, it will assert no claim or interest in the Mortgage Loans by reason of owning the Purchased Securities other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Pooling Agreement and the securities; and

     (3) If applicable, the Transferee will comply in all material respects with respect to the Purchased Securities with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

(c)  Transfer Restrictions.

     (1) The Transferee understands that the Purchased Securities have not been registered under the Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Securities are registered under the Act and under applicable state law or unless an exemption from such registration is available. If so requested by the Trustee, the Transferee and the transferor shall certify to the Depositor and the Trustee as to the factual basis for the registration or qualification exemption relied upon. The Transferee further understands that neither the Depositor, the Trustee nor the Trust Fund is under any obligation to register the Purchased Securities or make an exemption from such registration available.

     (2) Any Securityholder desiring to effect a transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt under federal or applicable state securities laws.

     (3)  The  transfer  of  the   Securities   may  be  subject  to  additional
restrictions, as set forth in Section 9.02 of the Pooling Agreement.

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., as Depositor, Maia Mortgage Finance Statutory Trust, as Seller, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), pursuant to which the Purchased Securities were issued.

     IN WITNESS WHEREOF, the undersigned has caused this Investment Letter to be executed by its duly authorized representative as of the day and year first above written.

                                      [TRANSFEREE]


                                      By: ______________________________________
                                      Name:
                                      Title:

                                   EXHIBIT F-2

                       FORM OF RULE 144A INVESTMENT LETTER

                         LUMINENT MORTGAGE TRUST 2007-1
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-1
                                    CLASS [ ]
                                _________________

                                     (DATE)

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the "Purchased Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Lares Asset Securitization, Inc., the Master Servicer, the Securities Administrator, the Trustee and the Trust Fund as follows:

     1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act") and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.

     2. The Transferee understands that the Purchased Certificates have not been registered under the 1933 Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the 1933 Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither Lares Asset Securitization, Inc., the Master Servicer, the Securities Administrator, the Trustee nor the Trust Fund is under any obligation to register the Purchased Certificates or make an exemption from such registration available.

     3. The Transferee is acquiring the Purchased Certificates for its own account or for the account of a "qualified institutional buyer" (as defined in Rule 144A, a "QIB"), and understands that such Purchased Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be such a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act and under applicable state securities laws. In addition, such transfer may be subject to additional restrictions, as set forth in Section 9.02 of the Pooling Agreement. By its execution of this agreement, the Transferee agrees that it will not resell, pledge or transfer any of the Purchased Certificates to anyone otherwise than in strict compliance with Rule 144A, or


                                     F-2-1
pursuant to another exemption from registration under the 1933 Act and all applicable state securities laws, and in strict compliance with the transfer restrictions set forth in Section 9.02 of the Pooling Agreement. The Transferee will not attempt to transfer any or all of the Purchased Certificates pursuant to Rule 144A unless the Transferee offers and sells such Certificates only to QIBs or to offerees or purchasers that the Transferee and any person acting on behalf of the Transferee reasonably believe (as described in paragraph (d)(l) of Rule 144A) is a QIB.

     4. The Transferee has been furnished with all information that it requested regarding (a) the Purchased Certificates and distributions thereon and (b) the Pooling Agreement referred to below.

     5. If applicable, the Transferee has complied, will comply in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., as Depositor, Maia Mortgage Finance Statutory Trust, as Seller, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator") pursuant to which the Purchased Certificates were issued.

     IN WITNESS WHEREOF, the undersigned has caused this Rule 144A Letter to be executed by its duly authorized representative as of the day and year first above written.

                                            [TRANSFEREE]



                                            By: ________________________________
                                            Name:
                                            Title:



                                      F-2-2

                                                         Annex A1 to Exhibit F-2

             TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES


     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act"), because (a) the Transferee owned and/or invested on a discretionary basis at least $[ - ] in securities [Note to reviewer - the amount in the previous blank must be at least $100,000,000 unless the Transferee is a dealer, in which case the amount filled in the previous blank must be at least $10,000,000.] (except for the excluded securities referred to in paragraph 3 below) as of [ - ] [specify a date on or since the end of the Transferee's most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.

_____ Corporation,  etc. The Transferee is an organization  described in Section
      501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other similar institution referenced in
      Section 3(a)(5)(A) of the Act), a partnership, or a Massachusetts or similar business trust.

_____ Bank.  The  Transferee  (a) is a national bank or banking  institution  as defined in Section 3(a)(2) of the 1933 Act and is organized under the laws of a state, territory or the District of Columbia. The business of the Transferee is substantially confined to banking and is supervised by the appropriate state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. bank, and not more than eighteen months preceding the date of this certification in the case of a foreign bank or equivalent institution, a copy of which financial statements is attached hereto.

_____ Savings and Loan. The Transferee is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution referenced in Section 3(a)(5)(A) of the 1933 Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than eighteen months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached hereto.


                                     F-2-3

_____ Broker-dealer.  The Transferee is a dealer registered  pursuant to Section
      15 of the Certificates Exchange Act of 1934, as amended (the "1934 Act").

_____ Insurance  Company.  The Transferee is an insurance  company as defined in
      Section 2(13) of the 1933 Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

_____ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

_____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Certificate Act of 1974, as amended.

_____ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

_____ Other. The Transferee qualifies as a "qualified institutional buyer" as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a "qualified institutional buyer" as defined in Rule 144A.

     3. The term "securities" as used herein does not include (a) securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit,
(d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Purchased Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.


                                     F-2-4

     6. Will the Transferee be purchasing _____ _____ the Purchased Certificates only YES NO for the Transferee's own account?

     If the answer to the foregoing question is "NO", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Purchased Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such
parties  updated  annual  financial   statements   promptly  after  they  become
available.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ____ day of ___________,
______.


                                                Print Name of Transferee

                                                By:  ___________________________




                                     F-2-5

                                                         Annex A2 to Exhibit F-2



                         REGISTERED INVESTMENT COMPANIES

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Purchased Certificates (the "Transferee") or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act"), because (a) the Transferee is an investment company (a "Registered Investment Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") and (b) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $[ - ] [Note to reviewer - the amount in the previous blank must be at least $100,000,000] in securities (other than the excluded securities referred to in paragraph 4 below) as of [ - ] [specify a date on or since the end of the Transferee's most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities to the Transferee or the Transferee's Family of Investment Companies was used.

_____ The Transferee owned $____________ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year(such amount being calculated in accordance with Rule 144A).

_____ The Transferee is part of a Family of Investment  Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a "series company," as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

     4. The term "securities" as used herein does not include (a) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.


                                     F-2-6

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

     6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Purchased Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ____ of ____________,
______.

                                           [Print Name of Transferee or Adviser]

                                           By:
                                              __________________________________
                                           Name:
                                           Title:



                                           IF AN ADVISER:

                                           [Print Name of Transferee]


Date:___________________________



                                     F-2-7

                                    EXHIBIT G

                         FORM OF BENEFIT PLAN AFFIDAVIT


     Re:      LUMINENT MORTGAGE TRUST 2007-1
              MORTGAGE PASS-THROUGH CERTIFICATES,
              SERIES 2007-1
              ERISA-RESTRICTED CERTIFICATES

STATE OF [_________]                )
                                    )ss:
COUNTY/CITY OF [_______]            )


     Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

          1. That I am a duly authorized officer of [Organization], a [State] corporation (the "Purchaser"), whose taxpayer identification number is [____________], and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring any of the ERISA-Restricted Certificates, each representing an interest in the Trust Fund, for certain assets of which one or more real estate mortgage investment conduit ("REMIC") elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

          3. The Purchaser meets the  requirements of clause (i), (ii), (iii) or
     (iv) below:

               (i) the  Purchaser is not an employee  benefit plan as defined in
          Section 3(3) of ERISA that is subject to Title I of ERISA or a plan as defined in Section 4974(e)(i) of the Code that is subject to Section 4975 of the Code or an entity that holds assets of such an employee benefit plan or plan (or is deemed to hold the assets of such an employee benefit plan or plan pursuant to 29 CFR section 2510.3-101 as modified by section 3(42) of ERISA) by reason of such employee benefit plan's or plan's investment in the entity (collectively, a "Benefit Plan") or a governmental plan (as defined in section 3(32) of ERISA) or church plan (as defined in section 3(33) of ERISA) that is subject to any federal, state or local law that is substantially similar to prohibited transaction provisions of ERISA or the Code or the fiduciary provisions of ERISA ("Similar Law") (such a plan, together with a Benefit Plan, (a "Plan") nor any Person acting for or on behalf of a Plan or using the assets of a Plan;

               (ii) in case of an ERISA-Restricted Certificate other than a Class C, a Class P or Residual Certificate, (A) in the case of a Benefit Plan, the Purchaser is an accredited investor within the meaning of the Underwriter's Exemption, (B) (I) in the case of a Benefit Plan, the Purchaser is an insurance company and acquiring the

          Certificates with funds held in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), as published in 60 Fed. Reg. 35925 (July 12,
          1995)) and there is no Plan subject to ERISA or the Code with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other such Plans maintained by the same employer (or affiliate thereof as defined in section V(a)(1) of PTCE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under section I(a) of PTCE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTCE 95-60 applies and (II) the acquisition and holding of such Certificate or interest therein will not result in an non-exempt prohibited transaction within the meaning of section 406 of ERISA or section 4975 of the Code or a violation of Similar Law; or

               (iii) in the case of an ERISA-Restricted Certificate other than a Residual Certificate, the Purchaser has provided an Opinion of Counsel obtained at the Transferee's expense, satisfactory to the Securities Administrator, an Opinion of Counsel with respect to this Benefit Plan Affidavit is an opinion of counsel to the effect that the acquisition and the holding of such Certificate by a Plan, or any person acting for, on behalf of, or with assets of, a Plan will not constitute or result in a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or a violation of any Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator, an Underwriter, the Master Servicer or the Servicers to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling Agreement.

     Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., as Depositor, Maia Mortgage Finance Statutory Trust, as Seller, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator").

                            [SIGNATURE PAGE FOLLOWS]

                                                [Purchaser]

                                                By:      _______________________
                                                Name:    _______________________
                                                Title:   _______________________

                                    EXHIBIT H

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 9.02

                Luminent Mortgage Trust 2007-1 (the "Trust Fund")
                Mortgage Pass-Through Certificates, Series 2007-1

STATE OF                   )
                           )  ss:
COUNTY OF                  )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The  undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class [R][RX] Certificate (the "Residual Certificate") issued pursuant to the Pooling Agreement, dated January 1, 2007 (the "Agreement"), among Lares Asset Securitization, Inc., as Depositor, Maia Mortgage Finance Statutory Trust, as Seller, Wells Fargo Bank, N.A. as Securities Administrator and Master Servicer, and HSBC Bank USA, National
Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 9.02(f) of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 9.02(f) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

     9. The  taxpayer  identification  number  of the  Transferee's  nominee  is
___________.

     10. The Transferee is (i) a U.S. Person as defined in Code Section 7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

     11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan as defined in section 3(3) of ERISA that is subject to Title I of ERISA or a plan as defined in section 4975(e)(1) of the Code that is subject to section 4975 of the Code or an entity that holds assets of such an employee benefit plan or plan (or is deemed to hold the assets of such an employee benefit plan or plan pursuant to 29 CFR section 2510.3-101 as modified by section 3(42) of ERISA by reason of such employee benefit plan's or plan's investment in the entity) or a governmental plan (as defined in section 3(32) of ERISA) or church plan (as defined in section 3(33) of ERISA) that is subject to any federal, state or local law that is substantially similar to prohibited transaction provisions of ERISA or the Code or the fiduciary provisions of ERISA, (collectively, a "Plan") and the Transferee is not acting on behalf of, or using assets of, any such a Plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the Residual Certificate as such taxes become due.



                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                                ________________________________
                                                Print Name of Transferee

                                                By______________________________
                                                   Name:
                                                   Title:

     Personally appeared before me the above-named _________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed  and sworn before me this _____ day of  _______________________,
____


                          ______________________________________________________
                          NOTARY PUBLIC

                          My Commission expires the ____ day of ________, _____.

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

|_|           The consideration paid to the Transferee to acquire the Residual
         Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by
         Section 1274(d) of the Code and the compounding period used by the Transferee.
                                       OR
                                       --

|_|           The transfer of the Residual Certificate complies with U.S.
         Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

         (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

         (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

         (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

         (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

         (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT I

                         ADDITIONAL FORM 10-D DISCLOSURE


------------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-D DISCLOSURE

------------------------------------------------------------------------------------------------------------
       Item on Form 10-D                                              Party Responsible
------------------------------------------------------------------------------------------------------------
  Item 1: Distribution and Pool
      Performance Information

------------------------------------------------------------------------------------------------------------
Information included in the Monthly Statement                            Servicer
                                                                      Master Servicer
                                                                 Securities Administrator
------------------------------------------------------------------------------------------------------------
Any information required by 1121 which is NOT                            Depositor
included on the Monthly Statement.(2)

------------------------------------------------------------------------------------------------------------
     Item 2: Legal Proceedings
Any legal proceeding pending against the
following entities or their respective property,
that is material to Certificateholders, including
any proceedings known to be contemplated by
governmental authorities:
------------------------------------------------------------------------------------------------------------
[] Issuing Entity (Trust Fund)                          Trustee, Master Servicer, Securities Administrator
                                                                         and Depositor
------------------------------------------------------------------------------------------------------------
[] Sponsor (Seller)                                      Seller (if a party to the Pooling Agreement) or
                                                                         Depositor
------------------------------------------------------------------------------------------------------------
[] Depositor                                                             Depositor
------------------------------------------------------------------------------------------------------------
[] Trustee                                                               Trustee
------------------------------------------------------------------------------------------------------------
[] Securities Administrator                                     Securities Administrator
------------------------------------------------------------------------------------------------------------
[] Master Servicer                                                   Master Servicer
------------------------------------------------------------------------------------------------------------
[] Custodian                                                             Custodian
------------------------------------------------------------------------------------------------------------
[] 1110(b) Originator                                                    Depositor
------------------------------------------------------------------------------------------------------------
[] Any 1108(a)(2) Servicer (other than the Master                        Servicer
   Servicer or Securities Administrator)
------------------------------------------------------------------------------------------------------------
[] Any other party contemplated by 1100(d)(1)                            Depositor
------------------------------------------------------------------------------------------------------------
  Item 3: Sale of Securities and Use of Proceeds                         Depositor

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the
sponsor, depositor or issuing entity, that are
backed by the same asset pool or are otherwise
issued by the issuing entity, whether or not
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-D DISCLOSURE

----------------------------------------------------------------------------------------------------
       Item on Form 10-D                                      Party Responsible
----------------------------------------------------------------------------------------------------
registered, provide the sales and use of proceeds
information in Item 701 of Regulation S-K.
Pricing information can be omitted if securities
were not registered.
----------------------------------------------------------------------------------------------------
  Item 4: Defaults Upon Senior Securities              Securities Administrator
                                                              Trustee
Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default
(after expiration of any grace period and
provision  of any required notice)
----------------------------------------------------------------------------------------------------
  Item 5: Submission of Matters to a Vote              Securities Administrator
             of Security Holders                              Trustee

Information from Item 4 of Part II of Form 10-Q
----------------------------------------------------------------------------------------------------
  Item 6: Significant Obligors of Pool
                   Assets                                     Depositor

Item 1112(b) - Significant Obligor Financial
Information*
----------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Item.
----------------------------------------------------------------------------------------------------
  Item 7: Significant Enhancement
          Provider Information

Item 1114(b)(2) - Credit Enhancement Provider
Financial Information*
----------------------------------------------------------------------------------------------------
[] Determining applicable disclosure threshold                Depositor
----------------------------------------------------------------------------------------------------
[] Requesting required financial information                  Depositor
(including any required  accountants' consent to
the use thereof) or effecting incorporation by
reference
----------------------------------------------------------------------------------------------------
  Item 1115(b) - Derivative Counterparty
                 Financial Information*
----------------------------------------------------------------------------------------------------
[] Determining current maximum probable exposure              Depositor
----------------------------------------------------------------------------------------------------
[] Determining current significance percentage                Depositor
----------------------------------------------------------------------------------------------------
[] Requesting required financial information                  Depositor
(including any required accountants' consent to
the use thereof) or effecting incorporation by
reference
----------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the Items.
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-D DISCLOSURE

----------------------------------------------------------------------------------------------------
       Item on Form 10-D                                              Party Responsible
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Item 8: Other Information                            Any party responsible for the applicable Form
                                                                   8-K Disclosure item
Disclose any information required to be reported
on Form 8-K during  the  period  covered by the
Form 10-D but not reported
----------------------------------------------------------------------------------------------------
         Item 9: Exhibits
----------------------------------------------------------------------------------------------------
  Monthly Statement to Certificateholders                   Securities Administrator
----------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K,                    Depositor
         such as material agreements
----------------------------------------------------------------------------------------------------

                                   EXHIBIT J

                         ADDITIONAL FORM 10-K DISCLOSURE



----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-K DISCLOSURE
----------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                Party Responsible
----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  Item 1B: Unresolved Staff Comments                                   Depositor
----------------------------------------------------------------------------------------------------------
  Item 9B: Other Information                             Any party responsible for disclosure items on
Disclose any information required to be reported                         Form 8-K
on Form 8-K during the fourth quarter covered
by the Form 10-K but not reported
----------------------------------------------------------------------------------------------------------
    Item 15: Exhibits, Financial Statement                    Securities Administrator
                    Schedules                                          Depositor
----------------------------------------------------------------------------------------------------------
    Reg AB Item 1112(b): Significant
           Obligors of Pool Assets
----------------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*                             Depositor
----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Item.
----------------------------------------------------------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit
   Enhancement Provider Financial
           Information
----------------------------------------------------------------------------------------------------------
[] Determining applicable disclosure threshold                         Depositor
----------------------------------------------------------------------------------------------------------
[] Requesting  required financial  information                         Depositor
(including any required  accountants' consent
to the use thereof) or effecting incorporation by
reference
----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Items.
----------------------------------------------------------------------------------------------------------
  Reg AB Item 1115(b): Derivative
  Counterparty Financial Information
----------------------------------------------------------------------------------------------------------
[] Determining current maximum probable exposure                       Depositor
----------------------------------------------------------------------------------------------------------
[] Determining current significance percentage                         Depositor
----------------------------------------------------------------------------------------------------------
[] Requesting  required financial  information                         Depositor
(including any required  accountants' consent to
the use thereof) or effecting incorporation by
reference
----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Items.
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-K DISCLOSURE
----------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                Party Responsible
----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective property,
that is material to Certificateholders, including
any proceedings known to be contemplated by
governmental authorities:
-----------------------------------------------------------------------------------------------------------
[] Issuing Entity (Trust Fund)                          Trustee, Master Servicer, Securities Administrator
                                                                        and Depositor
-----------------------------------------------------------------------------------------------------------
[] Sponsor (Seller)                                         Seller (if a party to the Pooling Agreement)
                                                                         or Depositor
-----------------------------------------------------------------------------------------------------------
[] Depositor                                                                Depositor
-----------------------------------------------------------------------------------------------------------
[] Trustee                                                                  Trustee
-----------------------------------------------------------------------------------------------------------
[] Securities Administrator                                         Securities Administrator
-----------------------------------------------------------------------------------------------------------
[] Master Servicer                                                      Master Servicer
-----------------------------------------------------------------------------------------------------------
[] Custodian                                                                Custodian
-----------------------------------------------------------------------------------------------------------
[] 1110(b) Originator                                                       Depositor
-----------------------------------------------------------------------------------------------------------
[] Any 1108(a)(2) Servicer (other than the Master                           Servicer
Servicer or Securities Administrator)
-----------------------------------------------------------------------------------------------------------
[] Any other party contemplated by 1100(d)(1)                               Depositor
-----------------------------------------------------------------------------------------------------------
    Reg AB Item 1119: Affiliations and
                Relationships
-----------------------------------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or                          Depositor as to (a)
Issuing Entity is an affiliate of the following                      Sponsor/Seller as to (a)
parties, and (b) to the extent known and material,
any of the following parties are affiliated with
one another:
-----------------------------------------------------------------------------------------------------------
[] Master Servicer                                                       Master Servicer
-----------------------------------------------------------------------------------------------------------
[] Securities Administrator                                          Securities Administrator
-----------------------------------------------------------------------------------------------------------
[] Trustee                                                                  Trustee
-----------------------------------------------------------------------------------------------------------
[] Any other 1108(a)(3) servicer                                           Servicer
-----------------------------------------------------------------------------------------------------------
[] Any 1110 Originator                                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
[] Any 1112(b) Significant Obligor                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
[] Any 1114 Credit Enhancement Provider                                Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
[] Any 1115 Derivate Counterparty Provider                             Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
[] Any other 1101(d)(1) material party                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
Whether there are any "outside the ordinary                            Depositor as to (a)
course business arrangements" other than would                      Sponsor/Seller as to (a)
be obtained in an arm's length transaction
between (a) the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and (b) any of the
following parties (or their affiliates) on the other
hand, that exist currently or within the past two
years and that are material to a
Certificateholder's understanding of the
Certificates:
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                Party Responsible
-------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
[] Master Servicer                                                 Master Servicer
------------------------------------------------------------------------------------------------------
[] Securities Administrator                                   Securities Administrator
------------------------------------------------------------------------------------------------------
[] Trustee                                                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any other 1108(a)(3) servicer                                      Servicer
------------------------------------------------------------------------------------------------------
[] Any 1110 Originator                                            Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any 1112(b) Significant Obligor                                Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any 1114 Credit Enhancement Provider                           Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any 1115 Derivate Counterparty Provider                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any other 1101(d)(1) material party                            Depositor/Sponsor
------------------------------------------------------------------------------------------------------
Whether there are any specific relationships                     Depositor as to (a)
involving the transaction or the pool assets                   Sponsor/Seller as to (a)
between (a) the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and (b) any of the
following parties (or their affiliates) on the other
hand, that exist currently or within the past two
years and that are material:
------------------------------------------------------------------------------------------------------
[] Master Servicer                                                 Master Servicer
------------------------------------------------------------------------------------------------------
[] Securities Administrator                                   Securities Administrator
------------------------------------------------------------------------------------------------------
[] Trustee                                                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any other 1108(a)(3) servicer                                      Servicer
------------------------------------------------------------------------------------------------------
[] Any 1110 Originator                                            Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any 1112(b) Significant Obligor                                Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any 1114 Credit Enhancement Provider                           Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any 1115 Derivate Counterparty Provider                        Depositor/Sponsor
------------------------------------------------------------------------------------------------------
[] Any other 1101(d)(1) material party                            Depositor/Sponsor
------------------------------------------------------------------------------------------------------

                                    EXHIBIT K

                         FORM 8-K DISCLOSURE INFORMATION


---------------------------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------
                    Item on Form 8-K                          Party Responsible
---------------------------------------------------------------------------------------------------
  Item 1.01- Entry into a Material Definitive                   All parties
                     Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:  disclosure not required as to definitive
agreements that are fully disclosed in the
prospectus
---------------------------------------------------------------------------------------------------
Item 1.02- Termination of a Material                            All parties
           Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial
agreement.
---------------------------------------------------------------------------------------------------
  Item 1.03- Bankruptcy or Receivership                         Depositor

Disclosure is required regarding the bankruptcy
or receivership, with respect to any of the
following:
---------------------------------------------------------------------------------------------------
[] Sponsor (Seller)                                       Depositor/Sponsor (Seller)
---------------------------------------------------------------------------------------------------
[] Depositor                                                       Depositor
---------------------------------------------------------------------------------------------------
[] Master Servicer                                              Master Servicer
---------------------------------------------------------------------------------------------------
[] Affiliated Servicer                                          Servicer
---------------------------------------------------------------------------------------------------
[]  Other  Servicer  servicing  20% or  more  of the            Servicer
pool assets at the time of the report
---------------------------------------------------------------------------------------------------
[] Other material servicers                                     Servicer
---------------------------------------------------------------------------------------------------
[] Trustee                                                      Trustee
---------------------------------------------------------------------------------------------------
[] Securities Administrator                                Securities Administrator
---------------------------------------------------------------------------------------------------
[] Significant Obligor                                          Depositor
---------------------------------------------------------------------------------------------------
[] Credit Enhancer (10% or more)                                Depositor
---------------------------------------------------------------------------------------------------
[] Derivative Counterparty                                      Depositor
---------------------------------------------------------------------------------------------------
[] Custodian                                                    Custodian
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------
                    Item on Form 8-K                          Party Responsible
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
    Item 2.04- Triggering Events that                             Depositor
Accelerate or Increase a Direct Financial                    Master Servicer
Obligation or an Obligation under an Off-               Securities Administrator
         Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than
waterfall triggers which are disclosed in the
monthly statements to the certificateholders.
---------------------------------------------------------------------------------------------------
 Item 3.03- Material Modification to Rights                      Securities Administrator
                 of Security Holders                                    Trustee
                                                                       Depositor

Disclosure is required of any material
modification to documents defining the rights of
Certificateholders, including the Pooling
Agreement.
---------------------------------------------------------------------------------------------------
   Item 5.03- Amendments of Articles of                                 Depositor
Incorporation or Bylaws; Change of Fiscal
                   Year

Disclosure is required of any amendment "to the
governing documents of the issuing entity".
---------------------------------------------------------------------------------------------------
 Item 6.01- ABS Informational and                                       Depositor
       Computational Material
---------------------------------------------------------------------------------------------------
Item 6.02- Change of Servicer or                                   Master Servicer/Securities
       Securities Administrator                                     Administrator/Depositor/
                                                                       Servicer/Trustee


Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10%
or more of pool assets at time of report, other
material servicers or trustee.
---------------------------------------------------------------------------------------------------
Reg AB disclosure about any new servicer or                      Servicer/Master Servicer/Depositor
master servicer is also required.
---------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also                         Trustee
required.
---------------------------------------------------------------------------------------------------
Item 6.03- Change in Credit Enhancement                  Depositor/Securities Administrator/Trustee
             or External Support
Covers termination of any enhancement in
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------
                    Item on Form 8-K                          Party Responsible
---------------------------------------------------------------------------------------------------

manner other than by its terms, the addition of an
enhancement, or a material change in the
enhancement provided. Applies to external
credit enhancements as well as derivatives.
---------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement                   Depositor
provider is also required.
---------------------------------------------------------------------------------------------------
   Item 6.04- Failure to Make a Required                Securities Administrator
                  Distribution                                  Trustee
---------------------------------------------------------------------------------------------------
   Item 6.05- Securities Act Updating                          Depositor
                 Disclosure

If any material pool characteristic differs by 5%
or more at the time of issuance of the securities
from the description in the final prospectus,
provide updated Reg AB disclosure about the
actual asset pool.
---------------------------------------------------------------------------------------------------
If there are any new servicers or originators                  Depositor
required to be disclosed under Regulation AB as
a result of the foregoing, provide the information
called for in Items 1108 and 1110 respectively.
---------------------------------------------------------------------------------------------------
        Item 7.01- Reg FD Disclosure                          All parties
---------------------------------------------------------------------------------------------------
        Item 8.01- Other Events                                Depositor

   Any event, with respect to which information is
   not otherwise called for in Form 8-K, that the
          registrant deems of importance to
               certificateholders.
---------------------------------------------------------------------------------------------------
    Item 9.01- Financial Statements and                 Responsible party for reporting/disclosing
                   Exhibits                                 the financial statement or exhibit
---------------------------------------------------------------------------------------------------

                                    EXHIBIT L

                       ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Lares Asset Securitization, Inc., as Depositor
101 California St., 13th Floor
San Francisco, California 94111
Attention:  [ - ]

Attn: Corporate Trust Services - LUMINENT MORTGAGE TRUST 2007-1 -SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

     In accordance with Section 4.05 of the Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as Seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., in its dual capacities as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"). The Undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:
----------------------------------------------

List  of Any  Attachments  hereto  to be  included  in the  Additional  Form [ ]
Disclosure:

     Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                   [NAME OF PARTY]
                                                   as [role]



                                                   By: __________________
                                                         Name:
                                                         Title:

                                    EXHIBIT M

                      FORM OF CONFIRMATION TO CAP AGREEMENT



                                                     Financial Markets
                                                     280 Bishopsgate
                                                     London EC2M 4RB


Memorandum                                                      January 25, 2007

To: Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1 ("Party B")

                P.O. Box 98
                Columbia, Maryland 21046
                Attention: Luminent 2007-1
                Fax: (410) 715-2380

                or for overnight delivery,

                9062 Old Annapolis Road
                Columbia, Maryland  21045


cc:             Greenwich Capital Markets, Inc.
                600 Steamboat Road
                Greenwich, CT 06830
                Attn:  Melizza Stotler
                Tel: (203) 618-2576
                Fax: (203) 618-2580

From:           The Royal Bank of Scotland plc ("Party A")
Re:
Our Reference   IRG16175012.2A.2B
Number:
--------------------------------------------------------------------------------


Dear Sir or Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust

(the "Supplemental Interest Trust") with respect to Luminent Mortgage Trust 2007-1, and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction") pursuant to the pooling agreement (the "Pooling Agreement"), dated and effective as of January 1, 2007, among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. This letter agreement constitutes the sole and complete "Confirmation", as referred to in the Master Agreement as well as a "Schedule" as referred to in the Master Agreement.

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern. Terms capitalized but not defined herein or in the Definitions incorporated herein shall have the respective meanings attributed to them in the Pooling Agreement.



1    This  Confirmation  evidences  a complete  binding  agreement  between  the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (i) Principal. With respect to Party A, it is acting as principal and not as agent when entering into the Transaction. With respect to Party B, it is acting as trustee of the Supplemental Interest Trust with respect to Luminent Mortgage Trust 2007-1 which is acting as principal and not as agent when entering into the Transaction.

     (ii) Non-Reliance. With respect to Party A, it is acting for its own account and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. With respect to Party B, it is acting as trustee of the Supplemental Interest Trust with respect to Luminent Mortgage Trust 2007-1 which is acting for its own account and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.

     (iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and that Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and that Transaction.

     (iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.



2 The terms of the particular Transaction to which this Confirmation relates are as follows:


    Notional Amount:                             With respect to any Calculation Period, the amount set
                                                 forth on Schedule A attached hereto.

    Trade Date:                                  January 22, 2007

    Effective Date:                              January 25, 2007

    Termination Date:                            January 25, 2015, subject to adjustment in accordance
                                                 with the Modified Following Business Day
                                                 Convention.

    Fixed Amounts:

    Fixed Rate Payer:                            Party B

    Fixed Rate Payer Payment Date:               January 25, 2007

    Fixed Amount:                                USD 995,000.00.


    Floating Amounts:

    Floating Rate Payer:                         Party A

    Cap Rate:                                    See Amortization Schedule in Schedule A attached
                                                 hereto

    Floating Rate Payer Period End Dates:        The 25th day of each month of each year commencing
                                                 March 25, 2007, through and including the
                                                 Termination Date, subject to adjustment in accordance
                                                 with the Modified Following Business Day
                                                 Convention.

    Floating Rate Payer Payment Dates:           Early Payment shall be applicable.  The Floating Rate
                                                 Payer Payment Dates shall be one Business Day prior



                                                 to each Floating Rate Payer Period End Date.

    Floating Rate Option:                        USD-LIBOR-BBA, provided however, that if the
                                                 Floating Rate Option for any Calculation Period is
                                                 greater than 10.500%, then the Floating Rate Option
                                                 for such Calculation Period shall be deemed to be
                                                 10.500%.

    Designated Maturity:                         One month

    Spread:                                      N/A.

    Floating Rate Day Count Fraction:            Actual/360

    Reset Dates:                                 First day of each Calculation Period

    Business Days for Payments:                  New York

    Calculation Agent:                           Party A

3   Account Details:

    Account for payments to Party A:             For the account of:
                                                 The Royal Bank of Scotland Financial Markets Fixed
                                                 Income and Interest Rate Derivative Operations

                                                 London SWIFT RBOSGB2RTCM
                                                 with JPMorgan Chase Bank New York CHASUS33
                                                 ABA # 021000021
                                                 Account Number 400930153

    Account for payments to Party B:             Wells Fargo Bank, N.A.
                                                 ABA 121-000-248
                                                 Account Number:  3970771416
                                                 Account Name:  Corporate Trust Clearing
                                                 FFC:  50978504, Luminent 2007-1 Cap Account

4    Offices:

     The Office of Party A for this Transaction is:         London

     The Office of Party B for this Transaction is:         Columbia, Maryland

5 Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal

     Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:




                         The Royal Bank of Scotland plc
                      Attention: Derivatives Documentation
                 Fax: 0207 375 6724 / 6486 Phone: 0207 375 4225




THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent



By ________________________________________
   Name:
   Title:



Accepted and confirmed as of the Trade Date written above:



WELLS FARGO BANK, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1



By:________________________________________
   Name:
   Title:

           Schedule A to the Confirmation dated as of January 25, 2007


Re: Reference Number IRG16175012.2A.2B

Amortization Schedule, subject to adjustment in accordance with the Modified Following Business Day Convention


----------------------------------------------------------------------------
         From and       To but         Notional Amount        Cap Rate
        ----------     ---------       ---------------        --------
        Including      excluding              (USD)               (%)
----------------------------------------------------------------------------
         2/25/2007     3/25/2007        13,218,156.43         6.449423
----------------------------------------------------------------------------
         3/25/2007     4/25/2007        25,539,615.94         5.795321
----------------------------------------------------------------------------
         4/25/2007     5/25/2007        37,013,154.01         5.998870
----------------------------------------------------------------------------
         5/25/2007     6/25/2007        47,685,052.63         5.795394
----------------------------------------------------------------------------
         6/25/2007     7/25/2007        57,722,277.58         5.999189
----------------------------------------------------------------------------
         7/25/2007     8/25/2007        67,001,865.18         5.795707
----------------------------------------------------------------------------
         8/25/2007     9/25/2007        85,830,296.40         5.862921
----------------------------------------------------------------------------
         9/25/2007     10/25/2007       93,116,442.27         6.068664
----------------------------------------------------------------------------
        10/25/2007     11/25/2007       99,833,254.51         5.862879
----------------------------------------------------------------------------
        11/25/2007     12/25/2007      106,012,520.87         6.068621
----------------------------------------------------------------------------
        12/25/2007     1/25/2008       111,684,401.08         5.862838
----------------------------------------------------------------------------
         1/25/2008     2/25/2008       116,877,507.77         5.862816
----------------------------------------------------------------------------
         2/25/2008     3/25/2008       121,618,983.58         6.288505
----------------------------------------------------------------------------
         3/25/2008     4/25/2008       126,336,928.72         5.866006
----------------------------------------------------------------------------
         4/25/2008     5/25/2008       130,228,401.21         6.071850
----------------------------------------------------------------------------
         5/25/2008     6/25/2008       133,742,845.23         5.865961
----------------------------------------------------------------------------
         6/25/2008     7/25/2008       136,902,148.37         6.071803
----------------------------------------------------------------------------
         7/25/2008     8/25/2008       139,888,841.98         5.868658
----------------------------------------------------------------------------
         8/25/2008     9/25/2008       142,389,954.04         5.868635
----------------------------------------------------------------------------
         9/25/2008     10/25/2008      144,595,519.52         6.074566
----------------------------------------------------------------------------
        10/25/2008     11/25/2008      146,523,189.80         5.868589
----------------------------------------------------------------------------
        11/25/2008     12/25/2008      148,189,694.24         6.074518
----------------------------------------------------------------------------
        12/25/2008     1/25/2009       149,610,886.31         5.868543
----------------------------------------------------------------------------
         1/25/2009     2/25/2009       150,801,787.51         5.868519
----------------------------------------------------------------------------
         2/25/2009     3/25/2009       151,776,629.09         6.530477
----------------------------------------------------------------------------
         3/25/2009     4/25/2009       152,866,643.56         5.876916
----------------------------------------------------------------------------
         4/25/2009     5/25/2009       154,322,766.72         6.102644
----------------------------------------------------------------------------
         5/25/2009     6/25/2009       154,660,388.36         5.895757
----------------------------------------------------------------------------
         6/25/2009     7/25/2009       154,835,531.20         6.102587
----------------------------------------------------------------------------
         7/25/2009     8/25/2009       154,896,990.24         5.897167
----------------------------------------------------------------------------
         8/25/2009     9/25/2009       155,132,879.06         5.903339
----------------------------------------------------------------------------
         9/25/2009     10/25/2009      154,859,861.00         6.110420
----------------------------------------------------------------------------
        10/25/2009     11/25/2009      154,464,820.94         5.903279
----------------------------------------------------------------------------
        11/25/2009     12/25/2009      153,956,205.96         6.110357
----------------------------------------------------------------------------
        12/25/2009     1/25/2010       153,342,005.72         5.903218
----------------------------------------------------------------------------
         1/25/2010     2/25/2010       152,629,775.47         5.903188
----------------------------------------------------------------------------
         2/25/2010     3/25/2010       151,826,658.07         6.570633
----------------------------------------------------------------------------

----------------------------------------------------------------------------
         3/25/2010     4/25/2010       150,939,404.89         5.904735
----------------------------------------------------------------------------
         4/25/2010     5/25/2010       149,974,395.70         6.111860
----------------------------------------------------------------------------
         5/25/2010     6/25/2010       148,937,657.46         5.904672
----------------------------------------------------------------------------
         6/25/2010     7/25/2010       147,834,882.35         6.111795
----------------------------------------------------------------------------
         7/25/2010     8/25/2010       146,671,444.82         5.904609
----------------------------------------------------------------------------
         8/25/2010     9/25/2010       145,452,417.75         5.904577
----------------------------------------------------------------------------
         9/25/2010     10/25/2010      144,182,587.91         6.111696
----------------------------------------------------------------------------
        10/25/2010     11/25/2010      142,866,470.61         5.904512
----------------------------------------------------------------------------
        11/25/2010     12/25/2010      141,508,323.59         6.111628
----------------------------------------------------------------------------
        12/25/2010     1/25/2011       140,112,160.28         5.904446
----------------------------------------------------------------------------
         1/25/2011     2/25/2011       138,681,762.35         5.904413
----------------------------------------------------------------------------
         2/25/2011     3/25/2011       137,220,691.70         6.570206
----------------------------------------------------------------------------
         3/25/2011     4/25/2011       135,732,301.76         5.904346
----------------------------------------------------------------------------
         4/25/2011     5/25/2011       134,219,748.34         6.111456
----------------------------------------------------------------------------
         5/25/2011     6/25/2011       133,586,028.33         5.931877
----------------------------------------------------------------------------
         6/25/2011     7/25/2011       132,152,348.42         6.146238
----------------------------------------------------------------------------
         7/25/2011     8/25/2011       130,798,003.37         5.946346
----------------------------------------------------------------------------
         8/25/2011     9/25/2011       142,662,550.75         6.327084
----------------------------------------------------------------------------
         9/25/2011     10/25/2011      140,370,634.27         6.551193
----------------------------------------------------------------------------
        10/25/2011     11/25/2011      138,033,852.93         6.329785
----------------------------------------------------------------------------
        11/25/2011     12/25/2011      135,725,168.56         6.551029
----------------------------------------------------------------------------
        12/25/2011     1/25/2012       133,444,826.02         6.329625
----------------------------------------------------------------------------
         1/25/2012     2/25/2012        48,613,898.11         6.329544
----------------------------------------------------------------------------
         2/25/2012     3/25/2012        47,977,996.16         6.787356
----------------------------------------------------------------------------
         3/25/2012     4/25/2012        47,340,887.94         6.329380
----------------------------------------------------------------------------
         4/25/2012     5/25/2012        46,703,228.39         6.550607
----------------------------------------------------------------------------
         5/25/2012     6/25/2012        46,065,629.51         6.329213
----------------------------------------------------------------------------
         6/25/2012     7/25/2012        45,428,662.69         6.550433
----------------------------------------------------------------------------
         7/25/2012     8/25/2012        44,792,860.88         6.329044
----------------------------------------------------------------------------
         8/25/2012     9/25/2012        44,158,720.66         6.328958
----------------------------------------------------------------------------
         9/25/2012     10/25/2012       43,526,704.17         6.550167
----------------------------------------------------------------------------
        10/25/2012     11/25/2012       42,897,241.05         6.328784
----------------------------------------------------------------------------
        11/25/2012     12/25/2012       42,270,730.13         6.549986
----------------------------------------------------------------------------
        12/25/2012     1/25/2013        41,647,541.13         6.328608
----------------------------------------------------------------------------
         1/25/2013     2/25/2013        41,028,016.31         6.328519
----------------------------------------------------------------------------
         2/25/2013     3/25/2013        40,412,471.91         7.039689
----------------------------------------------------------------------------
         3/25/2013     4/25/2013        39,801,199.63         6.328338
----------------------------------------------------------------------------
         4/25/2013     5/25/2013        39,194,467.99         6.549521
----------------------------------------------------------------------------
         5/25/2013     6/25/2013        38,592,523.60         6.328154
----------------------------------------------------------------------------
         6/25/2013     7/25/2013        37,995,592.44         6.549330
----------------------------------------------------------------------------
         7/25/2013     8/25/2013        37,403,880.96         6.327967
----------------------------------------------------------------------------
         8/25/2013     9/25/2013        17,348,279.66         6.463391
----------------------------------------------------------------------------
         9/25/2013     10/25/2013       17,074,322.66         6.689084
----------------------------------------------------------------------------
        10/25/2013     11/25/2013       16,803,075.83         6.463222
----------------------------------------------------------------------------

----------------------------------------------------------------------------
        11/25/2013     12/25/2013       16,534,604.58         6.688908
----------------------------------------------------------------------------
        12/25/2013     1/25/2014        16,268,967.45         6.463051
----------------------------------------------------------------------------
         1/25/2014     2/25/2014        17,259,150.97         6.462964
----------------------------------------------------------------------------
         2/25/2014     3/25/2014        16,938,233.73         7.188542
----------------------------------------------------------------------------
         3/25/2014     4/25/2014        16,623,267.45         6.462788
----------------------------------------------------------------------------
         4/25/2014     5/25/2014        16,314,141.99         6.688455
----------------------------------------------------------------------------
         5/25/2014     6/25/2014        16,010,749.26         6.462609
----------------------------------------------------------------------------
         6/25/2014     7/25/2014        15,712,983.13         6.688268
----------------------------------------------------------------------------
         7/25/2014     8/25/2014        15,420,739.46         6.462426
----------------------------------------------------------------------------
         8/25/2014     9/25/2014        15,133,916.04         6.462334
----------------------------------------------------------------------------
         9/25/2014     10/25/2014       14,852,412.53         6.687982
----------------------------------------------------------------------------
        10/25/2014     11/25/2014       14,576,130.44         6.462146
----------------------------------------------------------------------------
        11/25/2014     12/25/2014       14,304,973.13         6.687787
----------------------------------------------------------------------------
        12/25/2014     1/25/2015        14,038,845.72         6.461956
----------------------------------------------------------------------------

           Schedule B to the Confirmation dated as of January 25, 2007


Re: Reference Number IRG16175012.2A.2B

Between The Royal Bank of Scotland plc ("Party A") and Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1 ("Party B")



Part 1.  Termination Provisions.

(a)  "Specified Entity" means (i) in relation to Party A for all purposes of the
     Agreement: None;

     and (ii) in relation to Party B for all purposes of the Agreement: None.

(b) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "second".

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be applicable to Party B only with respect to return of excess collateral to Party A under Paragraph 3(b) of the Credit Support Annex to this Agreement. Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex to this Agreement shall not be an Event of Default unless (A) a Second Rating Trigger Event with respect to Moody's has occurred and at least 30 Local Business Days have elapsed since the Second Rating Trigger Event has occurred and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be applicable to Party A and will be inapplicable to Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will apply to Party A with a Threshold Amount of 3% of the shareholder's equity of Party A.

     The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party B.

(h) The "Bankruptcy" provision of Section 5(a)(vii) of the Agreement will be applicable to Party B, subject to the following modifications:

     (i)  Section 5(a)(vii)(2), (7) and (9) shall not apply;

     (ii) Section 5(a)(vii)(4) shall not apply to the extent that it refers to proceedings or petitions instituted or presented by Party A or its affiliates;

     (iii) The phrase "seeks or" in Section 5(a)(vii)(6) shall be deemed deleted; and

     (iv) Section 5(a)(vii)(8) shall apply only to the extent that a relevant event has an effect that is analogous to an effect described in
           Section 5(a)(vii)(1) through (7) (as amended in this Part 1(h)) that applies to Party B.

     Section 5(a)(vii)(6) shall not apply to Party B in the case of an appointment of (i) Wells Fargo Bank, N.A., as the Supplemental Interest Trust Trustee to the Supplemental Interest Trust under the Pooling Agreement, (ii) Wells Fargo, N.A., as the Custodian under the Pooling Agreement, or (iii) any successor to Wells Fargo, N.A. that is appointed in accordance with the Pooling Agreement.

(i) The "Tax Event upon Merger" provisions of Section 5(b)(iii) shall not apply to the extent that Party A is both the Burdened Party and the Affected Party.

(j) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(k) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(l)  Payments on Early Termination.

     (i)  For the purpose of Section 6(e) of the Agreement:

          (A)  Market Quotation will apply; and

          (B)  The Second Method will apply.

     (ii) Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (A) to (F) below shall apply:

          (A) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

          "Market Quotation" means, with respect to one or more Terminated Transactions, an offer which, when made, is capable of becoming legally binding upon acceptance (any such offer, a "Firm Offer") which is (1) made by a Reference Market-maker that is an Eligible
          Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

          (B) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

          "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B (or the Depositor on its behalf)) equal to:

               (1) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is selected by Party A and accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

               (2) If on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

               (3) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is selected by Party A and accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day, Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

          (C) For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

          (D) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

          (E) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day. Party B will be deemed to have discharged its obligations under the preceding sentence if it requests Party A to obtain Market Quotations, where such request is made in writing within two Local Business Days after the day on which the Early Termination Date is designated. If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

          (F)  Any  amount  calculated  as  being  due in  respect  of an  Early
               Termination Date will be payable in accordance with Section 6(d)(ii), provided that if such payment is owed to Party B, it will be payable on the day that notice of the amount payable is given to Party A.

          (G) If the Settlement Amount is not determined by reference to a Market Quotation that has been accepted by Party B and the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

          Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (1), (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted off against any amount payable by Party B under (1).

(m)  "Termination Currency" means United States Dollars.

(n) Additional Termination Events. Each of the following shall be an Additional Termination Event:

     (i) First Rating Trigger Event. A First Rating Trigger Event (as defined in Part 5(j)) has occurred, and Party A has not, within the period of time prescribed, complied with Part 5(j)(ii) below. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

     (ii) S&P Second Rating Trigger Event. A Second Rating Trigger Event (as defined in Part 5(j)) with respect to S&P has occurred, and Party A has not, within 10 days after such event, complied with the requirements of Part 5(j)(iii) below.

     (iii) Moody's Second Rating Trigger Event. (A) A Second Rating Trigger Event with respect to Moody's has occurred, and 30 or more Local
          Business Days have elapsed and (B) (i) at least one Eligible Replacement (as defined in Part 5(j)) has made a Firm Offer to be the transferee of a transfer to be made in accordance with Part 5(j)(iii) below and/or (ii) at least one entity with the Acceptable Ratings (as defined in Part 5(j)) has made a Firm Offer to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

     (iv) Regulation AB. (A) The Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a Cap Disclosure Request complied with the provisions set forth in Part 5(k)(iv) below (provided that if the significance percentage reaches 10% or 20%, as applicable, after a Cap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in Part 5(k)(iv) below within 10 Business Days of Party A being informed of the significance percentage reaching 10% or 20%, as applicable) or has not, thereafter, complied with the provisions set forth in Part

          5(k)(v) below. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

Part 2.  Tax Representations.

(a) Payer Representations For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)  Payee Representations For the purpose of Section 3(f) of the Agreement,

     (i)  Party A represents that:

          (A)  Party A is a tax resident of the United Kingdom;

          (B) Party A is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person;

          (C) in respect of each Transaction Party A enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by Party A under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

          (D) in respect of all other Transactions or portions thereof, no such payment received or to be received by Party A in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

     (ii) Party B represents that it is the trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1, a New York common law trust.

(c)  Definition  of  "Indemnifiable  Tax".  Notwithstanding  the  definition  of
     "Indemnifiable Tax" in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(d) No gross-up by Party B. Party B shall not have the obligations specified for X in Section 2(d)(i)(4) or for Y in Section 2(d)(ii).

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:




Party Required to              Form/Document/Certificate                    Date by Which to be Delivered
Deliver Document
Party A              Any form or document required or reasonably            Upon reasonable request.
                     requested to allow the other party to make payments
                     under the Agreement without any deduction or
                     withholding for or on account of any Tax, or with
                     such deduction or withholding at a reduced rate.
Party B              Any form or document required or reasonably            (i) Concurrently with the
                     requested to allow the other party to make payments    execution and delivery of this
                     under the Agreement without any deduction or           Confirmation, and (ii) anytime
                     withholding for or on account of any Tax, or with      when the document last delivered
                     such deduction or withholding at a reduced rate.       is incorrect or out-of-date.


(b)  Other   documents  to  be  delivered   and  covered  by  the  Section  3(d)
     representation are:



                                                                                                     Covered by
Party required to                                                 Date by which to be               Section 3(d)
  deliver                   Form/Document/or Certificate              delivered                    representation
Party A and Party B        Incumbency Certificate (or, if        Concurrently with the               Yes
                           available the current authorized      execution and delivery of this
                           signature book or equivalent          Confirmation unless previously
                           authorizing documentation)            delivered and still in full
                           specifying the names, titles,         force and effect.
                           authority and specimen signatures
                           of the persons authorized to
                           execute the Confirmation which sets
                           forth the specimen signatures of
                           each signatory to the Confirmation
                           signing on its behalf.


                                                                                                     Covered by
Party required to                                                 Date by which to be               Section 3(d)
  deliver                  Form/Document/or Certificate              delivered                    representation
Party B                    The Pooling Agreement.                Concurrently with the                 No
                                                                 execution  and  delivery of
                                                                 the Confirmation.

Party A                    Legal opinion(s) with respect         Concurrently with  the                No
                           to such party relating to the         execution  and  delivery of
                           enforceability of the party's         the Confirmation.
                           obligations under this Agreement.


Part 4.  Miscellaneous.

(b)  Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

     Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(c)  Notice by Facsimile Transmission.

     (i) Section 12(a) of the Agreement is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine)".

     (ii) Section 12(a)(ii) of the Agreement is deleted in its entirety.

(d)  Process Agent. For the purpose of Section 13(c) of the Agreement:

     Party A appoints as its Process Agent: none.

     Party B appoints as its Process Agent: none.

(d) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(e)  Multibranch Party. For the purpose of Section 10(c) of the Agreement:

     Party A is a Multibranch Party.

     Party B is not a Multibranch Party.

(f)  Calculation Agent. The Calculation Agent is Party A.

(g) Credit Support Document. Details of any Credit Support Document for Party A and Party B: The ISDA Credit Support Annex (New York law), dated as of the date hereof, between Party A and Party B, and such other collateralization agreement or credit support arrangement provided for under the terms of any Confirmation and Transaction evidenced thereby, together with any document or agreement that by its terms secures or otherwise supports the parties' obligations under a Transaction heretofore or hereafter entered into between the parties. With respect to Party B, such credit support document is solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(h)  Credit Support Provider.

     Credit Support Provider means in relation to Party A: the guarantor under an Eligible Guarantee, if any.

     Credit Support Provider means in relation to Party B: none.

(i) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(j) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(k) Affiliates. Party B shall be deemed to not have any Affiliates for purposes of this Transaction.

Part 5.  Other Provisions.

(e)  Additional  Representation.  Section 3(a) of the Agreement shall be amended
     to  include  the  following  additional   representations  after  paragraph
     3(a)(v):

     "(vi) Eligible Contract Participant, etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder."

(l) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(m) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(n)  Fully-paid Party Protected.

     Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either
     Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(o)  Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as the indenture trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made and intended not as personal representations, undertakings and agreements by Wells but are made and intended for the purpose of binding only the Supplemental Interest Trust, (c) nothing herein contained shall be construed as creating any personal or individual liability on Wells to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this letter agreement.

(p) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Depositor, Party B or the Issuing Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Class I Certificates, provided that nothing herein shall preclude, or be deemed to estop Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has been commenced.

(q) Recording of Conversations. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

(r) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set-off, net recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(s) Sole Transaction. For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(t)  Rating Agency Downgrade.

     (i)  For purposes of this Part 5(i), the following definitions apply:

     An entity has "Acceptable Ratings" if (x) its short-term unsecured and unsubordinated debt is rated at least "A-1" by S&P (or, if it does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt is rated at least "A+" by S&P), and (y) its long-term unsecured and unsubordinated debt is rated at least A3 or its short-term unsecured and unsubordinated debt is rated at least "Prime-2" (or if it does not have a short-term unsecured and unsubordinated debt rating from Moody's, its long-term unsecured and unsubordinated debt is rated at least A3).

     "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by a guarantor with Acceptable Ratings as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

     "Eligible  Replacement"  means an entity (A) with the Acceptable Ratings or
     (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee.

     A "First Rating Trigger Event" shall occur with respect to Party A (or any applicable credit support provider), if (x) its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P (or, if Party A does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt ceases to be rated at least "A+" by S&P), or (y)(a) its long-term unsecured and unsubordinated debt ceases to be rated at least "A2" by Moody's or its short-term unsecured and unsubordinated debt ceases to be rated at least "Prime-1" by Moody's, or (b) if it does not have a short-term unsecured and unsubordinated debt rating from Moody's, its long-term unsecured and unsubordinated debt ceases to be rated at least "A1" by Moody's.

     "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Class I Certificates and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Class I Certificates.

     A "Second Rating Trigger Event" shall occur with respect to Party A (or any applicable credit support provider), if (A) Party A's long-term unsecured and unsubordinated debt ceases to be rated at least "BBB-" or Party A's short-term unsecured and unsubordinated debt ceases to be rated at least "A-3" or is withdrawn by S&P or (B) Party A's long-term unsecured and unsubordinated debt ceases to be rated at least A3 or Party A's short-term unsecured and unsubordinated debt ceases to be rated at least "Prime-2" (or if Party A does not have a short-term unsecured and unsubordinated debt rating from Moody's, its long-term unsecured and unsubordinated debt ceases to be rated at least A3).

     (ii) If a First Rating Trigger Event occurs with respect to Party A (or any applicable Credit Support Provider), then (unless, within 30 days of such First Rating Trigger Event, each of Standard and Poor's, a Division of McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's) (each a "Rating Agency") has reconfirmed its rating of the Class I Certificates which was in effect immediately prior to such First Rating Trigger Event) Party A shall, within 30 days of such First Rating Trigger Event, at its own expense, (A) obtain an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement, subject to the Rating Agency Condition in respect of S&P only (B) transfer all or substantially all of its rights and obligations with respect to this

          Agreement to an Eligible Replacement (provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement), subject to the Rating Agency Condition in respect of S&P only or (C) post collateral in accordance with the Credit Support Annex to this Agreement, subject to the Rating Agency Condition in respect of S&P only.

     (iii) If a Second Rating Trigger Event occurs with respect to Party A (or any applicable Credit Support Provider), then Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable (or, in the event of a Second Rating Trigger Event with respect to S&P, within ten Business Days), either (A) obtain an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement, subject to the Rating Agency Condition, or (B) transfer all or substantially all of its rights and obligations with respect to this Agreement to an Eligible Replacement (provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement), subject to the Rating Agency Condition.

(u)  Compliance with Regulation AB.

     (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB ("Regulation AB") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Depositor is required under Regulation AB, to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B with respect to the Group I Mortgage Loans, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     (ii) Subject to the provisions of clause (iii) below, and so long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the aggregate significance percentage of this Agreement and the swap confirmation (reference number D16175038) has increased to nine (9) percent, then the Depositor or Party B may request from Party A (such request, a "Cap Disclosure Request") on a Business Day after the date of such determination the same information set forth in
          Item 1115(b) of Regulation AB (such requested information, subject to the last sentence of this paragraph, the "Cap Financial Disclosure") that would have been required if the significance percentage had in fact increased to ten (10) percent. The Depositor or any of its agents shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the Cap Disclosure Request. The parties hereto further agree that the Cap Financial Disclosure provided to meet the Cap Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

     (iii) So long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the aggregate significance percentage of this Agreement and the swap confirmation (reference number D16175038) has increased to nineteen (19) percent, then the Depositor or Party B may make a Cap Disclosure Request to Party A on a Business Day after the date of such determination for the Cap Financial Disclosure that would have been required if the significance percentage had in fact increased to twenty (20) percent. The Depositor or any of its agents shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the Cap Disclosure Request.

     (iv) Upon the occurrence of a Cap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor and Party B with the Cap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure a Eligible Replacement to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to, and does, provide the Cap Financial Disclosure or
          (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Cap Financial Disclosure. For purposes of clause
          (ii) above, the parties agree that National Westminster Bank Plc ("NatWest") shall be an acceptable replacement for Party A, so long as NatWest satisfies the conditions specified in such clause (ii). If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

     (v) Party A agrees that, if it responds to a Cap Disclosure Request by providing Cap Financial Disclosure, then, for so long as the Depositor has reporting obligations under the 1934 Act with respect to this Transaction, it will provide any interim updates to Cap Financial Disclosure within 5 Business Days following the availability thereof (but in no event more than six months after the end of Party A's fiscal year for any annual update). If permitted by Regulation AB, any such update may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

(v) Severability. If any term, provision, covenant, or condition of the Agreement, or the application thereof to any other party or circumstance, shall be held invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Agreement has been executed with the invalid or unenforceable provision portion eliminated, so long as the Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Agreement and the deletion of such portion of the Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or conditions with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(w)  Counterparts.   This   letter   agreement   may  be   executed  in  several
     counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(x) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(y)  Transfers.

     (i)  Section 7 is hereby amended to read in its entirety as follows:

          "Subject to Section 6(b)(ii), Part 5(j) and Part 5(k), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition with respect to S&P."

     (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

          "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate caps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) as of the date of such transfer neither Party B nor the Transferee would be required to withhold or deduct on account of Tax from any payments under this Agreement, (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as determined by Party B in its sole discretion, (f) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P; and (j) such transfer otherwise complies with the terms of the Pooling Agreement.

(z) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment, supplement or other modification of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and S&P confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Class I Certificates.

(aa) Non-Recourse. Notwithstanding any provision herein, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the terms of the Pooling Agreement. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement still outstanding shall be extinguished and thereafter not revive.

(bb) Third Party Beneficiary. The Depositor and the Sponsor shall each be an express third party beneficiary of this Agreement with respect to Party A's undertakings under Part 5(k) only.

Party A - The Royal Bank of Scotland plc
Party B - Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transactions documented in the Confirmations dated January 25, 2007, between Party A and Party B with reference numbers D16175038 and IRG16175012.2A.2B.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

     With respect to Party A: Not applicable.
     With respect to Party B: Not applicable.

     (b) Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date" and (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted and replaced by the following:

          "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

          (1) the amount by which (a) the S&P Collateral Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

          (2) the amount by which (a) the Moody's First Collateral Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

          (3) the amount by which (a) the Moody's Second Collateral Amount for such Valuation Date exceeds (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party."

          (B) "Return Amount" has the meaning specified in Paragraph 3(b), except that the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted and replaced by the following:

          "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

          (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Collateral Amount for such Valuation Date,

          (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Collateral Amount for such Valuation Date, and

          (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Collateral Amount for such Valuation Date."

          (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Collateral Amount, the Moody's First Collateral Amount, or the Moody's Second Collateral Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

               The "S&P Collateral Amount" means zero, provided that for so long as a First Rating Trigger Event with respect to S&P has occurred and is continuing for at least 30 days or a Second Rating Trigger Event with respect to S&P has occurred and is continuing, the S&P Collateral Amount shall equal the sum of (I) Party B's Exposure and (II) the sum, over all Transactions, of the product

                   S&P Volatility Buffer*Hedge Notional, where

               "Hedge Notional" means the notional amount of the relevant Transaction for the relevant Calculation Period.

               "S&P Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

_______________________________________________________________________________________________________
The higher of  the S&P short-term     Remaining       Remaining        Remaining         Remaining
credit rating of (i) Party A and      Weighted         Weighted         Weighted     Weighted Average
(ii) the Credit Support Provider       Average     Average Maturity     Average          Maturity
of Party A, if applicable             Maturity      up to 5 years       Maturity      up to 30 years
                                    up to 3 years                    up to 10 years
_______________________________________________________________________________________________________
At least "A-2"                          2.75%           3.25%            4.00%             4.75%
_______________________________________________________________________________________________________
"A-3"                                   3.25%           4.00%            5.00%             6.25%
_______________________________________________________________________________________________________
"BB+" or lower                          3.50%           4.50%            6.75%             7.50%
_______________________________________________________________________________________________________

               The "Moody's First Collateral Amount" means zero, provided that for so long as (A) a First Rating Trigger Event with respect to Moody's has occurred and is continuing and either (i) such event existed at the time this Annex was executed or assigned by Party A to another party or (ii) at least 30 Local Business Days have elapsed since such event occurred and (B)(i) no Second Rating Trigger Event with respect to Moody's has occurred and is continuing or (ii) less than 30 Local Business Days have elapsed since the occurrence of a Second Rating Trigger Event with respect to Moody's, then the Moody's First Collateral Amount shall equal the sum of (I) Party B's Exposure and (ii) the sum, over all Transactions, of

                      Min [15*DV01, 2%*Hedge Notional]; and

               The "Moody's Second Collateral Amount" means zero, provided that, for so long as a Second Rating Trigger Event with respect to Moody's has occurred and has been continuing for 30 or more Local Business Days, then the Moody's Second Collateral Amount shall equal

      Max [0, Next Payment, Party B's Exposure + Additional Amount], where


               Next Payment = the sum of the net payments due from Party A to Party B (if any) on the next payment date for all Transactions.

               Addition Amount = the sum, over all Transactions of

                    (a) with respect to each Transaction that is a single currency swap with a fixed notional amount for each Calculation Period, Min [50*DV01, 8%* Aggregate Hedge Notional], and

                    (b) with respect to each Transaction that is not a single-currency swap with a fixed notional amount for each Calculation Period, Min [65*DV01, 10%* Aggregate Hedge Notional], where

               DV01 = Party A's estimate of the change in the mid-market value of Party B's Exposure resulting from a one basis point change in the swap curve, and

               Aggregate Hedge Notional = the aggregate of the applicable notional amounts of all Transactions for the relevant Calculation Period.

                    (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for the party specified:

Collateral Type                                          S&P Valuation            Moody's Valuation          Moody's Valuation
                                                           Percentage            Percentage at First        Percentage at Second
                                                                                 Trigger Rating Event       Trigger Rating Event

(A) Cash, in the form of USD                                   100%                      100%                       100%

(B) Negotiable Debt Obligations (as defined below)            98.9%                      100%                       100%
issued by the Government of the United States of
America having a remaining maturity of not more
than one year.

(C) Negotiable Debt Obligations issued by the                 98.0%                      100%                        99%
Government of the United States of America having a
remaining maturity of more than one but not more
than two years.

(D) Negotiable Debt Obligations issued by the                 97.4%                      100%                        98%
Government of the United States of America having a
remaining maturity of more than two but not more
than three years.

(E) Negotiable Debt Obligations issued by the                 95.5%                      100%                        97%
Government of the United States of America having a
remaining maturity of more than three but not more
than five years.

(F) Negotiable Debt Obligations issued by the                 93.7%                      100%                        96%
Government of the United States of America having a
remaining maturity of more than five but not more
than seven years.

(G) Negotiable Debt Obligations issued by the                 92.5%                      100%                        94%
Government of the United States of America having a
remaining maturity of more than seven but not more
than ten years.

(H) Negotiable Debt Obligations issued by the                 91.1%                      100%                        90%
Government of the United States of America having a
remaining maturity of more than ten but not more
than twenty years.

(I) Negotiable Debt Obligations issued by the                 88.6%                      100%                        88%
Government of the United States of America having a
remaining maturity of more than twenty years.



          As used above, the following terms have the indicated meanings:

               "Negotiable Debt Obligation" means a debt obligation in a stated principal amount with a non-variable fixed maturity, which cannot be redeemed by its issuer before its maturity nor put to the issuer for redemption before its maturity. It must bear interest on its stated principal amount at a non-variable fixed rate until maturity (or, in the case of an obligation with an original maturity of less than one year, bear no interest at all).

          (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not Applicable.

          (iv) Thresholds.

               (A) "Independent Amount" means with respect to Party A: Not Applicable.

                    "Independent Amount" means with respect to Party B: Not Applicable.

               (B) "Threshold" means with respect to Party A, infinity, provided that for so long as (1) a First Rating Trigger Event with respect to Moody's has occurred and is continuing and either (i) such First Rating Trigger Event existed at the time this Annex was executed or (ii) at least 30 Local Business days have elapsed since such First Rating Trigger Event occurred, or (B) a First Rating Trigger Event with respect to S&P has occurred and is continuing for at least 30 days or a Second Rating Trigger Event with respect to S&P has occurred and is continuing, the Threshold with respect to Party A shall be zero.

                    "Threshold" means with respect to Party B, infinity.

               (C) "Minimum Transfer Amount" means with respect to Party A: USD 100,000, and with respect to Party B: USD 100,000, provided, that if the aggregate principal balance of the Class I Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000 and provided further that if a Party is a Defaulting Party, or the Affected Party under an Additional Termination Event, the Minimum Transfer Amount for such party shall be zero.

               (D) Rounding. The Delivery Amount and the Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $10,000.

(c) (i) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value (as defined below) of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Collateral Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

     (ii) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)  Valuation and Timing.

     (i) "Valuation Agent" means Party A.

     (ii) "Valuation Date" means: any Local Business Day.

     (iii) "Valuation Time" means the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided, however, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 9:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. For purposes of Paragraph 8(a), each Termination Event will be a "Specified Condition" for the Pledgor, if the Secured Party has designated an Early Termination Date in connection with the Termination Event. For all other purposes of this Annex, each Termination Event specified below with respect to a party will be a "Specified Condition" for that party (that party being the Affected Party if the Termination Event occurs with respect to that party):


Termination Event                        Party A                   Party B

Illegality                                [N/A]                     [N/A]
Tax Event                                 [N/A]                     [N/A]
Tax Event Upon Merger                     [N/A]                     [N/A]
Credit Event Upon Merger                  [N/A]                     [N/A]
Additional Termination Event(s)            [X]                       [X]

(e)  Substitution.

     (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. The Pledgor shall obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d). Such consent shall not be unreasonably withheld.

     (iii) Additional Conditions Precedent. Paragraph 4(a) of this Annex is hereby amended to include a new subsection: "(iii) no deficiency exists in the Value of the Collateral at the time of Substitution."

(f)  Dispute Resolution.

     (i) "Resolution Time" means 9:00 a.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given by the Disputing Party to the other party.

     (ii) Value. For the purposes of Paragraphs 5(i)(c) and 5(ii), the Value of the outstanding Credit Support Amount or of any transfer of Eligible Credit Support or Posted Credit Support other than Cash (the "Non-Cash Credit Support") will be calculated as follows: the product of (A) appropriate Valuation Percentage and (B) the sum of (I) the mean of the bid prices quoted on such date by any three principal market makers for such Non-Cash Credit Support chosen by the Disputing Party, or if three such quotations are not available from principal market makers for such date, using two such quotations, or if only one such quotation is obtained using such quotation, or if no quotations are available using the mean of such bid prices as of the day, next preceding such date, on which one or more of such quotations were available, plus (II) the accrued interest on such Non-Cash Credit Support (except to the extent Transferred to a party pursuant to this Agreement or included in the applicable price referred to in subparagraph (A) of this Clause) as of such date.

     (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. Party B or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

          (A) In the event that Party B holds Posted Collateral, Party B is not a Defaulting Party or an Affected Party under an Additional Termination Event.

          (B)  Posted Collateral may be held only in the following jurisdiction:
               New York and Minnesota.

          (C) In the event that the Custodian holds Posted Collateral, the long-term unsubordinated unsecured debt of the Custodian is rated at least A+ by Standard & Poors, a division of The McGraw-Hill Companies, Inc. (or any successor thereto) and at least A1 by Moody's Investors Service, Inc. (or any successor thereto).

         Initially, the Custodian for Party B is Wells Fargo Bank, N.A.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) shall not apply.

(h)  Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate" will be the weighted average rate of interest earned by the Secured Party in respect of Posted Collateral in the form of Cash.

     (ii) Transfer of Interest Amount. The transfer of the Interest Amount will be made on the second Local Business Day of each calendar month in respect of the Interest Amount for the preceding calendar month, provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

     (iii) Alternative to Interest Amount. Not applicable.

(i)  Additional Representation(s). Not applicable.

(j)  Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(k)  Demands and Notices.

     All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

     Party A:

              Global Collateral Support Unit
              The Royal Bank of Scotland plc, Financial Markets
              280 Bishopsgate
              London EC2M 4RB
              Facsimile:  44.207 085 4793
              Telephone: 44.207 085 5209

              With a copy to:

              600 Steamboat Road
              Greenwich CT 06830
              Attn:    Derivatives Settlements
              Telephone:  203-618-2781 (Rob Bache)
                           203-618-2440 (Operations main number)
              Facsimile: 203-618-2579

     Party B:

              P.O. Box 98
              Columbia, Maryland  21046
              Attention:  Luminent 2007-1
              Fax: (410) 715-2380

              or for overnight delivery,

              9062 Old Annapolis Road
              Columbia, Maryland  21045
              Attention:  Luminent 2007-1

(l) Address for Transfers. All transfers hereunder will be made to the account or accounts most recently notified by each party to the other.

(m) Other Provisions.

     (i) Single Transferor and Single Transferee. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

     (ii) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) Second Rating Trigger Event with respect to S&P has occurred and been continuing or (B) a Second Rating Trigger Event with respect to Moody's has occurred and been continuing for 30 or more Local Business Days and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (iii) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

     (iv) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

     (v) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (vi) "Local Business Day" means, for purposes of the Credit Support Annex, any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

     (vii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and
     (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

     (viii) "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

     (ix) "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

     (x) "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).


                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

THE ROYAL BANK OF SCOTLAND PLC                               Wells Fargo Bank, National Association, not in its
By: Greenwich Capital Markets, Inc., its agent               individual capacity but solely as trustee of the
                                                             supplemental interest trust with respect to Luminent
                                                             Mortgage Trust 2007-1
By______________________________
Name:
Title:
                                                             By______________________________
                                                             Name:
                                                             Title:


                                    EXHIBIT N

                     FORM OF CONFIRMATION TO SWAP AGREEMENT

                                                           Financial Markets

                                                           280 Bishopsgate

                                                           London EC2M 4RB


Memorandum                                                      January 25, 2007

To: Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1 ("Party B")

                P.O. Box 98
                Columbia, Maryland 21046
                Attention: Luminent 2007-1
                Fax: (410) 715-2380

                or for overnight delivery,

                9062 Old Annapolis Road
                Columbia, Maryland  21045


CC:             Greenwich Capital Markets, Inc.
                600 Steamboat Road
                Greenwich, CT 06830
                Attn:  Melizza Stotler
                Tel: (203) 618-2576
                Fax: (203) 618-2580

From:           The Royal Bank of Scotland plc ("Party A")

Re:

Our Reference   D16175038
Number:

Dear Sir or Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust
(the  "Supplemental  Interest  Trust") with respect to Luminent  Mortgage  Trust

2007-1, and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction") pursuant to the pooling agreement (the "Pooling Agreement"), dated and effective as of January 1, 2007, among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. This letter agreement constitutes the sole and complete "Confirmation", as referred to in the Master Agreement as well as a "Schedule" as referred to in the Master Agreement.

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern. Terms capitalized but not defined herein or in the Definitions incorporated herein shall have the respective meanings attributed to them in the Pooling Agreement.

This Confirmation  evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

Principal. With respect to Party A, it is acting as principal and not as agent when entering into the Transaction. With respect to Party B, it is acting as trustee of the Supplemental Interest Trust with respect to Luminent Mortgage Trust 2007-1 which is acting as principal and not as agent when entering into the Transaction.

Non-Reliance. With respect to Party A, it is acting for its own account and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. With respect to Party B, it is acting as trustee of the Supplemental Interest Trust with respect to Luminent Mortgage Trust 2007-1 which is acting for its own account and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.

          It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and that Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and that Transaction.

Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:



Notional Amount:                   With respect  to  any Calculation Period, the
                                   amount set  forth   on  Schedule  A  attached
                                   hereto.

Trade Date:                        January 22, 2007

Effective Date:                    January 25, 2007

Termination Date:                  January 25, 2014,  subject  to  adjustment in
                                   accordance  with   the   Modified   Following
                                   Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:                  Party B

Fixed Rate Payer Period End Dates: The  25th  day  of  each  month  of each year commencing February 25, 2007, through and including the Termination Date, subject to no adjustment.

Fixed Rate Payer Payment Dates:    Early Payment shall be applicable.  The Fixed
                                   Rate  Payer   Payment  Dates  shall   be  one
                                   Business  Day prior  to each Fixed Rate Payer
                                   Period End Date.

Fixed Rate:                        5.100000%

Fixed Rate Day Count Fraction:     30/360 unadjusted.

Upfront Fee:                       USD  578,000.00, to be paid on the  Effective
                                   Date.


Floating Amounts:

Floating Rate Payer:               Party A

Floating Rate Payer Period End Dates: The 25th day  of each  month of  each year commencing February 25, 2007, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Payment Dates:    Early  Payment  shall be  applicable.  The
                                      Floating Rate Payer Payment Dates shall be one Business Day prior to each Floating
                                      Rate Payer Period End Date.

Floating Rate for Initial Calculation TBD.
Period:

Floating Rate Option:                 USD-LIBOR-BBA

Designated Maturity:                  One month

Spread:                               N/A

Floating Rate Day Count Fraction:     Actual/360.

Reset Dates:                          The first day of each Calculation Period.

Compounding:                          Not applicable

Business Days for Payments:           New York

Calculation Agent:                    Party A

6    Account Details:

Account for payments to Party A:      For the account of:
                                      The Royal Bank of Scotland Financial
                                      Markets Fixed Income and Interest Rate
                                      Derivative Operations

                                      London SWIFT RBOSGB2RTCM
                                      with JPMorgan Chase Bank New York CHASUS33
                                      ABA # 021000021
                                      Account Number 400930153

Account for payments to Party B:      Wells Fargo Bank, N.A.
                                      ABA 121-000-248
                                      Account Number: 3970771416
                                      Account Name:  Corporate Trust Clearing
                                      FFC: 50978503, Luminent 2007-1 Swap
                                           Account

7    Offices:

The Office of Party A for this Transaction is:       London

The Office of Party B for this Transaction is:       Columbia, Maryland

8 Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:




                         The Royal Bank of Scotland plc
                      Attention: Derivatives Documentation
                 Fax: 0207 375 6724 / 6486 Phone: 0207 375 4225






THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent



By ___________________________________
   Name:
   Title:



Accepted and confirmed as of the Trade Date written above:



WELLS FARGO BANK, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1





By ___________________________________
   Name:
   Title:

Schedule A to the Confirmation dated as of January 25, 2007


Re: Reference Number D16175038

Amortization Schedule, subject to adjustment in accordance with the Modified Following Business Day Convention.

--------------------------------------------------------------------------------
       From and Including    To but excluding         Notional Amount (USD)
       ------------------    ----------------         ---------------------
--------------------------------------------------------------------------------
            1/25/2007            2/25/2007               431,778,638.43
--------------------------------------------------------------------------------
            2/25/2007            3/25/2007               410,550,366.13
--------------------------------------------------------------------------------
            3/25/2007            4/25/2007               390,367,087.85
--------------------------------------------------------------------------------
            4/25/2007            5/25/2007               371,177,286.52
--------------------------------------------------------------------------------
            5/25/2007            6/25/2007               352,931,989.14
--------------------------------------------------------------------------------
           6/25/2007            7/25/2007               335,461,588.65
--------------------------------------------------------------------------------
            7/25/2007            8/25/2007               318,886,456.23
--------------------------------------------------------------------------------
            8/25/2007            9/25/2007               292,897,566.29
--------------------------------------------------------------------------------
            9/25/2007           10/25/2007               278,588,140.13
--------------------------------------------------------------------------------
           10/25/2007           11/25/2007               264,978,020.23
--------------------------------------------------------------------------------
           11/25/2007           12/25/2007               252,033,016.93
--------------------------------------------------------------------------------
           12/25/2007            1/25/2008               239,720,612.98
--------------------------------------------------------------------------------
            1/25/2008            2/25/2008               228,009,881.74
--------------------------------------------------------------------------------
            2/25/2008            3/25/2008               216,871,409.27
--------------------------------------------------------------------------------
            3/25/2008            4/25/2008               205,874,866.01
--------------------------------------------------------------------------------
            4/25/2008            5/25/2008               195,821,075.25
--------------------------------------------------------------------------------
            5/25/2008            6/25/2008               186,258,373.05
--------------------------------------------------------------------------------
            6/25/2008            7/25/2008               177,162,763.74
--------------------------------------------------------------------------------
            7/25/2008            8/25/2008               168,349,646.83
--------------------------------------------------------------------------------
            8/25/2008            9/25/2008               160,129,977.95
--------------------------------------------------------------------------------
            9/25/2008           10/25/2008               152,311,713.63
--------------------------------------------------------------------------------
           10/25/2008           11/25/2008               144,875,245.84
--------------------------------------------------------------------------------
           11/25/2008           12/25/2008               137,801,924.74
--------------------------------------------------------------------------------
           12/25/2008            1/25/2009               131,074,011.81
--------------------------------------------------------------------------------
            1/25/2009            2/25/2009               124,674,635.34
--------------------------------------------------------------------------------
            2/25/2009            3/25/2009               118,587,748.01
--------------------------------------------------------------------------------
            3/25/2009            4/25/2009               112,480,334.78
--------------------------------------------------------------------------------
            4/25/2009            5/25/2009               106,099,604.40
--------------------------------------------------------------------------------
            5/25/2009            6/25/2009               100,928,880.37
--------------------------------------------------------------------------------
            6/25/2009            7/25/2009                96,010,121.36
--------------------------------------------------------------------------------
            7/25/2009            8/25/2009                91,292,878.13
--------------------------------------------------------------------------------
            8/25/2009            9/25/2009                86,487,344.91
--------------------------------------------------------------------------------
            9/25/2009           10/25/2009                82,275,429.02
--------------------------------------------------------------------------------
           10/25/2009           11/25/2009                78,268,583.99
--------------------------------------------------------------------------------
           11/25/2009           12/25/2009                74,456,827.38
--------------------------------------------------------------------------------
           12/25/2009            1/25/2010                70,830,662.55
--------------------------------------------------------------------------------
            1/25/2010            2/25/2010                67,381,055.09
--------------------------------------------------------------------------------
            2/25/2010            3/25/2010                64,099,410.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            3/25/2010            4/25/2010                60,977,551.72
--------------------------------------------------------------------------------
            4/25/2010            5/25/2010                58,007,700.93
--------------------------------------------------------------------------------
            5/25/2010            6/25/2010                55,182,458.06
--------------------------------------------------------------------------------
            6/25/2010            7/25/2010                52,494,783.39
--------------------------------------------------------------------------------
            7/25/2010            8/25/2010                49,937,979.85
--------------------------------------------------------------------------------
            8/25/2010            9/25/2010                47,505,676.32
--------------------------------------------------------------------------------
            9/25/2010           10/25/2010                45,191,811.81
--------------------------------------------------------------------------------
           10/25/2010           11/25/2010                42,990,620.30
--------------------------------------------------------------------------------
           11/25/2010           12/25/2010                40,896,616.45
--------------------------------------------------------------------------------
           12/25/2010            1/25/2011                38,904,581.90
--------------------------------------------------------------------------------
            1/25/2011            2/25/2011                37,009,552.31
--------------------------------------------------------------------------------
            2/25/2011            3/25/2011                35,206,804.95
--------------------------------------------------------------------------------
            3/25/2011            4/25/2011                33,491,847.00
--------------------------------------------------------------------------------
            4/25/2011            5/25/2011                31,860,404.31
--------------------------------------------------------------------------------
            5/25/2011            6/25/2011                29,408,382.31
--------------------------------------------------------------------------------
            6/25/2011            7/25/2011                27,808,505.40
--------------------------------------------------------------------------------
            7/25/2011            8/25/2011                26,184,607.60
--------------------------------------------------------------------------------
            8/25/2011            9/25/2011                11,396,668.57
--------------------------------------------------------------------------------
            9/25/2011           10/25/2011                10,772,577.22
--------------------------------------------------------------------------------
           10/25/2011           11/25/2011                10,247,691.09
--------------------------------------------------------------------------------
           11/25/2011           12/25/2011                9,748,372.30
--------------------------------------------------------------------------------
           12/25/2011            1/25/2012                9,273,375.76
--------------------------------------------------------------------------------
            1/25/2012            2/25/2012                8,821,517.03
--------------------------------------------------------------------------------
            2/25/2012            3/25/2012                8,391,669.32
--------------------------------------------------------------------------------
            3/25/2012            4/25/2012                7,982,760.70
--------------------------------------------------------------------------------
            4/25/2012            5/25/2012                7,593,771.44
--------------------------------------------------------------------------------
            5/25/2012            6/25/2012                7,223,731.45
--------------------------------------------------------------------------------
            6/25/2012            7/25/2012                6,871,717.88
--------------------------------------------------------------------------------
            7/25/2012            8/25/2012                6,536,852.80
--------------------------------------------------------------------------------
            8/25/2012            9/25/2012                6,218,301.05
--------------------------------------------------------------------------------
            9/25/2012           10/25/2012                5,915,268.12
--------------------------------------------------------------------------------
           10/25/2012           11/25/2012                5,626,998.18
--------------------------------------------------------------------------------
           11/25/2012           12/25/2012                5,352,772.21
--------------------------------------------------------------------------------
           12/25/2012            1/25/2013                5,091,906.22
--------------------------------------------------------------------------------
            1/25/2013            2/25/2013                4,843,749.48
--------------------------------------------------------------------------------
            2/25/2013            3/25/2013                4,607,682.99
--------------------------------------------------------------------------------
            3/25/2013            4/25/2013                4,383,117.87
--------------------------------------------------------------------------------
            4/25/2013            5/25/2013                4,169,493.92
--------------------------------------------------------------------------------
            5/25/2013            6/25/2013                3,966,278.22
--------------------------------------------------------------------------------
            6/25/2013            7/25/2013                3,772,963.80
--------------------------------------------------------------------------------
            7/25/2013            8/25/2013                3,589,068.37
--------------------------------------------------------------------------------
            8/25/2013            9/25/2013                1,608,724.45
--------------------------------------------------------------------------------
            9/25/2013           10/25/2013                1,530,283.25
--------------------------------------------------------------------------------
           10/25/2013           11/25/2013                1,455,665.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           11/25/2013           12/25/2013                1,384,684.77
--------------------------------------------------------------------------------
           12/25/2013            1/25/2014                1,317,163.96
--------------------------------------------------------------------------------

           Schedule B to the Confirmation dated as of January 25, 2007


Re: Reference Number D16175038

Between The Royal Bank of Scotland plc ("Party A") and Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1 ("Party B")



Part 1   Termination Provisions.

(a)  "Specified Entity" means (i) in relation to Party A for all purposes of the
     Agreement: None;

     and (ii) in relation to Party B for all purposes of the Agreement: None.

(a) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "second".

(b) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(c) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be applicable to Party B only with respect to return of excess collateral to Party A under Paragraph 3(b) of the Credit Support Annex to this Agreement. Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex to this Agreement shall not be an Event of Default unless (A) a Second Rating Trigger Event with respect to Moody's has occurred and at least 30 Local Business Days have elapsed since the Second Rating Trigger Event has occurred and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(e) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be applicable to Party A and will be inapplicable to Party B.

(f) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will apply to Party A with a Threshold Amount of 3% of the shareholder's equity of Party A.

     The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party B.

(g) The "Bankruptcy" provision of Section 5(a)(vii) of the Agreement will be applicable to Party B, subject to the following modifications:

     (i)  Section 5(a)(vii)(2), (7) and (9) shall not apply;

     (ii) Section 5(a)(vii)(4) shall not apply to the extent that it refers to proceedings or petitions instituted or presented by Party A or its affiliates;

     (iii) The phrase "seeks or" in Section 5(a)(vii)(6) shall be deemed deleted; and

     (iv) Section 5(a)(vii)(8) shall apply only to the extent that a relevant event has an effect that is analogous to an effect described in
          Section 5(a)(vii)(1) through (7) (as amended in this Part 1(h)) that applies to Party B.

     Section 5(a)(vii)(6) shall not apply to Party B in the case of an appointment of (i) Wells Fargo Bank, N.A., as the Supplemental Interest Trust Trustee to the Supplemental Interest Trust under the Pooling Agreement, (ii) Wells Fargo, N.A., as the Custodian under the Pooling Agreement, or (iii) any successor to Wells Fargo, N.A. that is appointed in accordance with the Pooling Agreement.

(h) The "Tax Event upon Merger" provisions of Section 5(b)(iii) shall not apply to the extent that Party A is both the Burdened Party and the Affected Party.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(k)  Payments on Early Termination.

     (i)  For the purpose of Section 6(e) of the Agreement:

          (A)  Market Quotation will apply; and

          (B)  The Second Method will apply.

     (ii) Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (A) to (F) below shall apply:

          (A) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

          "Market Quotation" means, with respect to one or more Terminated Transactions, an offer which, when made, is capable of becoming legally binding upon acceptance (any such offer, a "Firm Offer") which is (1) made by a Reference Market-maker that is an Eligible
          Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

          (B) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

          "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B (or the Depositor on its behalf)) equal to:

               (1) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is selected by Party A and accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

               (2) If on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

               (3) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been selected by Party A and accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day, Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

          (C) For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

          (D) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

          (E) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day. Party B will be deemed to have discharged its obligations under the preceding sentence if it requests Party A to obtain Market Quotations, where such request is made in writing within two Local Business Days after the day on which the Early Termination Date is designated. If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

          (F)  Any  amount  calculated  as  being  due in  respect  of an  Early
               Termination Date will be payable in accordance with Section 6(d)(ii), provided that if such payment is owed to Party B, it will be payable on the day that notice of the amount payable is given to Party A.

          (G) If the Settlement Amount is not determined by reference to a Market Quotation that has been accepted by Party B and the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

          Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (1), (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted off against any amount payable by Party B under (1).

(l)  "Termination Currency" means United States Dollars.

(m) Additional Termination Events. Each of the following shall be an Additional Termination Event:

     (i) First Rating Trigger Event. A First Rating Trigger Event (as defined in Part 5(i)) has occurred, and Party A has not, within the period of time prescribed, complied with Part 5(i)(ii) below. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

     (ii) S&P Second Rating Trigger Event. A Second Rating Trigger Event (as defined in Part 5(i)) with respect to S&P has occurred, and Party A has not, within 10 days after such event, complied with the requirements of Part 5(i)(iii) below.

     (iii) Moody's Second Rating Trigger Event. (A) A Second Rating Trigger Event with respect to Moody's has occurred, and 30 or more Local
          Business Days have elapsed and (B) (i) at least one Eligible Replacement (as defined in Part 5(i)) has made a Firm Offer to be the transferee of a transfer to be made in accordance with Part 5(i)(iii) below and/or (ii) at least one entity with the Acceptable Ratings (as defined in Part 5(i)) has made a Firm Offer to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

     (iv) Regulation AB. (A) The Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a Disclosure Request complied with the provisions set forth in Part 5(j)(iv) below (provided that if the significance percentage reaches 10% or 20%, as applicable, after a Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in Part 5(j)(iv) below within 10 Business Days of Party A being informed of the significance percentage reaching 10% or 20%, as applicable) or has not, thereafter, complied with the provisions set forth in Part 5(j)(v) below. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

     (v) Acceleration or Redemption of Notes. The Class I Certificates are accelerated, redeemed in whole or redeemed in part, for any reason, pursuant to the Pooling Agreement. For purposes of this Additional Termination Event, Party B shall be the sole Affected Party.

     (vi) Modification of Pooling Agreement. The Pooling Agreement is modified without the prior written consent of Party A, where such consent is required under the terms of the Pooling Agreement. For purposes of this Additional Termination Event, Party B shall be the sole Affected Party.

     (vii) Exercise of Purchase Option. The Trustee notifies the Certificateholders of the intent to exercise a Clean-Up Call to purchase the Group I Mortgage Loans pursuant to the Pooling Agreement. For purposes of this Additional Termination Event, Party B shall be the sole Affected Party.

Part 2    Tax Representations.

(a) Payer Representations For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)  Payee Representations For the purpose of Section 3(f) of the Agreement,

     Party A represents that:

     Party A is a tax resident of the United Kingdom;

     (viii) Party A is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person;

     (ix) in respect of each Transaction Party A enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by Party A under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

     (x) in respect of all other Transactions or portions thereof, no such payment received or to be received by Party A in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

     Party B represents that it is the trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1, a New York common law trust.

(c)  Definition  of  "Indemnifiable  Tax".  Notwithstanding  the  definition  of
     "Indemnifiable Tax" in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(n) No gross-up by Party B. Party B shall not have the obligations specified for X in Section 2(d)(i)(4) or for Y in Section 2(d)(ii).



Part 3  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:



Party Required to
Deliver Document                    Form/Document/Certificate                  Date by Which to be Delivered
Party A                    Any form or document required or reasonably            Upon reasonable request.
                           requested to allow the other party to make payments
                           under the Agreement without any deduction or
                           withholding for or on account of any Tax, or with
                           such deduction or withholding at a reduced rate.
Party B                    Any form or document required or reasonably            (i) Concurrently with the
                           requested to allow the other party to make payments    execution and delivery of this
                           under the Agreement without any deduction or           Confirmation, and (ii) anytime
                           withholding for or on account of any Tax, or with      when the document last delivered
                           such deduction or withholding at a reduced rate.       is incorrect or out-of-date.


(b)  Other   documents  to  be  delivered   and  covered  by  the  Section  3(d)
     representation are:


                                                                                                      Covered by
Party required to                                                 Date by which to be                Section 3(d)
  deliver                   Form/Document/or Certificate               delivered                     representation
Party A and Party B        Incumbency Certificate (or, if        Concurrently with the                    Yes
                           available the current authorized      execution and delivery of this
                           signature book or equivalent          Confirmation unless previously
                           authorizing documentation)            delivered and still in full
                           specifying the names, titles,         force and effect.
                           authority and specimen signatures
                           of the persons authorized to
                           execute the Confirmation which sets
                           forth the specimen signatures of
                           each signatory to the Confirmation
                           signing on its behalf.

Party B                    The Pooling Agreement.                Concurrently with the                     No
                                                                 execution  and  delivery of
                                                                 the Confirmation.

Party A and Party B        Legal opinion(s) with respect to      Concurrently with the                     No
                           such party relating to the            execution and delivery of
                           enforceability of the party's         the Confirmation.
                           obligations under this
                           Agreement.

Part 4   Miscellaneous.

(a)  Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

     Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b)  Notice by Facsimile Transmission.

     Section 12(a) of the Agreement is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine)".

     Section 12(a)(ii) of the Agreement is deleted in its entirety.

(c)  Process Agent. For the purpose of Section 13(c) of the Agreement:

     Party A appoints as its Process Agent: none.

     Party B appoints as its Process Agent: none.

(o) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(p)  Multibranch Party. For the purpose of Section 10(c) of the Agreement:

     Party A is a Multibranch Party.

     Party B is not a Multibranch Party.

(q)  Calculation Agent. The Calculation Agent is Party A.

(r) Credit Support Document. Details of any Credit Support Document for Party A and Party B: The ISDA Credit Support Annex (New York law), dated as of the date hereof, between Party A and Party B, and such other collateralization agreement or credit support arrangement provided for under the terms of any Confirmation and Transaction evidenced thereby, together with any document or agreement that by its terms secures or otherwise supports the parties' obligations under a Transaction heretofore or hereafter entered into between the parties. With respect to Party B, such credit support document is solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(s)  Credit Support Provider.

     Credit Support Provider means in relation to Party A: the guarantor under an Eligible Guarantee, if any.

     Credit Support Provider means in relation to Party B: none.

(t) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(u) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(v) Affiliates. Party B shall be deemed to not have any Affiliates for purposes of this Transaction.


Part 5   Other Provisions.

(a)  Additional  Representation.  Section 3(a) of the Agreement shall be amended
     to  include  the  following  additional   representations  after  paragraph
     3(a)(v):

     (vi) Eligible Contract Participant, etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(w) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(x)  Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as the indenture trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made and intended not as personal representations, undertakings and agreements by Wells but are made and intended for the purpose of binding only the Supplemental Interest Trust, (c) nothing herein contained shall be construed as creating any personal or individual liability on Wells to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this letter agreement.

(y) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Depositor, Party B or the Issuing Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Class I Certificates, provided that nothing herein shall preclude, or be deemed to estop Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has been commenced.

(z) Recording of Conversations. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

(aa) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set-off, net recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(bb) Sole Transaction. For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(cc) Rating Agency Downgrade.

     (i)  For purposes of this Part 5(i), the following definitions apply:

     An entity has "Acceptable Ratings" if (x) its short-term unsecured and unsubordinated debt is rated at least "A-1" by S&P (or, if it does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt is rated at least "A+" by S&P), and (y) its long-term unsecured and unsubordinated debt is rated at least A3 or its short-term unsecured and unsubordinated debt is rated at least "Prime-2" (or if it does not have a short-term unsecured and unsubordinated debt rating from Moody's, its long-term unsecured and unsubordinated debt is rated at least A3).

     "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by a guarantor with Acceptable Ratings as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

     "Eligible  Replacement"  means an entity (A) with the Acceptable Ratings or
     (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee.

     A "First Rating Trigger Event" shall occur with respect to Party A (or any applicable credit support provider), if (x) its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P (or, if Party A does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt ceases to be rated at least "A+" by S&P), or (y)(a) its long-term unsecured and unsubordinated debt ceases to be rated at least "A2" by Moody's or its short-term unsecured and unsubordinated debt ceases to be rated at least "Prime-1" by Moody's, or (b) if it does not have a short-term unsecured and unsubordinated debt rating from Moody's, its long-term unsecured and unsubordinated debt ceases to be rated at least "A1" by Moody's.

     "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Class I Certificates and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Class I Certificates.

     A "Second Rating Trigger Event" shall occur with respect to Party A (or any applicable credit support provider), if (A) Party A's long-term unsecured and unsubordinated debt ceases to be rated at least "BBB-" or Party A's short-term unsecured and unsubordinated debt ceases to be rated at least "A-3" or is withdrawn by S&P or (B) Party A's long-term unsecured and unsubordinated debt ceases to be rated at least A3 or Party A's short-term unsecured and unsubordinated debt ceases to be rated at least "Prime-2" (or if Party A does not have a short-term unsecured and unsubordinated debt rating from Moody's, its long-term unsecured and unsubordinated debt ceases to be rated at least A3).

     (ii) If a First Rating Trigger Event occurs with respect to Party A (or any applicable Credit Support Provider), then (unless, within 30 days of such First Rating Trigger Event, each of Standard and Poor's, a Division of McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's) (each a "Rating Agency") has reconfirmed its rating of the Class I Certificates which was in effect immediately prior to such First Rating Trigger Event) Party A shall, within 30 days of such First Rating Trigger Event, at its own expense, (A) obtain an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement, subject to the Rating Agency Condition in respect of S&P only (B) transfer all or substantially all of its rights and obligations with respect to this Agreement to an Eligible Replacement (provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement), subject to the Rating Agency Condition in respect of S&P only or (C) post collateral in accordance with the Credit Support Annex to this Agreement, subject to the Rating Agency Condition in respect of S&P only.

     (iii) If a Second Rating Trigger Event occurs with respect to Party A (or any applicable Credit Support Provider), then Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable (or, in the event of a Second Rating Trigger Event with respect to S&P, within ten Business Days) either (A) obtain an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement, subject to the Rating Agency Condition, or (B) transfer all or substantially all of its rights and obligations with respect to this Agreement to an Eligible Replacement (provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement), subject to the Rating Agency Condition.

(dd) Compliance with Regulation AB.

     (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB ("Regulation AB") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Depositor is required under Regulation AB, to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B with respect to the Group I Mortgage Loans, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     (ii) Subject to the provisions of clause (iii) below, and so long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the aggregate significance percentage of this Agreement and the cap confirmation (reference number IRG16175012.2A.2B) has increased to nine (9) percent, then the Depositor or Party B may request from Party A (such request, a "Disclosure Request") on a Business Day after the date of such determination the same information set forth in Item 1115(b) of Regulation AB (such requested information, subject to the last sentence of this paragraph, the "Financial Disclosure") that would have been required if the significance percentage had in fact increased to ten (10) percent. Party B, the Depositor or any of its agents shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the Disclosure Request. The parties hereto further agree that the Financial Disclosure provided to meet the Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

     (iii) So long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the aggregate significance percentage of this Agreement and the cap confirmation (reference number IRG16175012.2A.2B) has increased to nineteen (19) percent, then the Depositor or Party B may make a Disclosure Request to Party A on a Business Day after the date of such determination for the Financial Disclosure that would have been required if the significance percentage had in fact increased to twenty (20) percent. Party B, the Depositor or any of its agents shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the Disclosure Request.

     (iv) Upon the occurrence of a Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor and Party B with the Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure an Eligible Replacement to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to, and does, provide the Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Financial Disclosure. For purposes of clause (ii) above, the parties agree that National Westminster Bank Plc ("NatWest") shall be an acceptable replacement for Party A, so long as NatWest satisfies the conditions specified in such clause (ii). If permitted by Regulation AB, any required Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

     (v) Party A agrees that, if it responds to a Disclosure Request by providing Financial Disclosure, then, for so long as the Depositor has reporting obligations under the 1934 Act with respect to this Transaction, it will provide any interim updates to Financial Disclosure within 5 Business Days following the availability thereof (but in no event more than six months after the end of Party A's fiscal year for any annual update). If permitted by Regulation AB, any such update may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

(ee) Severability. If any term, provision, covenant, or condition of the Agreement, or the application thereof to any other party or circumstance, shall be held invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Agreement has been executed with the invalid or unenforceable provision portion eliminated, so long as the Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Agreement and the deletion of such portion of the Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or conditions with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(ff) Counterparts.   This   letter   agreement   may  be   executed  in  several
     counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(gg) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(hh) Transfers.

     (i)  Section 7 is hereby amended to read in its entirety as follows:

          "Subject to Section 6(b)(ii), Part 5(i) and Part 5(j), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition with respect to S&P."

     (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

          "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate caps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) as of the date of such transfer neither Party B nor the Transferee would be required to withhold or deduct on account of Tax from any payments under this Agreement, (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as determined by Party B in its sole discretion, (f) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P; and (j) such transfer otherwise complies with the terms of the Pooling Agreement.

(ii) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment, supplement or other modification of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and S&P confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Class I Certificates.

(jj) Non-Recourse. Notwithstanding any provision herein, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the terms of the Pooling Agreement. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement still outstanding shall be extinguished and thereafter not revive.

(kk) Third Party Beneficiary. The Depositor and the Sponsor shall each be an express third party beneficiary of this Agreement with respect to Party A's undertakings under Part 5(j) only.

Party A - The Royal Bank of Scotland plc
Party B - Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee of the supplemental interest trust with respect to Luminent Mortgage Trust 2007-1

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transactions documented in the Confirmations dated January 25, 2007, between Party A and Party B with reference numbers D16175038 and IRG16175012.2A.2B.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

     With respect to Party A: Not applicable.
     With respect to Party B: Not applicable.

     (b) Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date" and (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted and replaced by the following:

          "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

          (1) the amount by which (a) the S&P Collateral Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

          (2) the amount by which (a) the Moody's First Collateral Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

          (3) the amount by which (a) the Moody's Second Collateral Amount for such Valuation Date exceeds (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party."

          (B) "Return Amount" has the meaning specified in Paragraph 3(b), except that the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted and replaced by the following:

          "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

          (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Collateral Amount for such Valuation Date,

          (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Collateral Amount for such Valuation Date, and

          (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Collateral Amount for such Valuation Date."

          (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Collateral Amount, the Moody's First Collateral Amount, or the Moody's Second Collateral Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

               The "S&P Collateral Amount" means zero, provided that for so long as a First Rating Trigger Event with respect to S&P has occurred and is continuing for at least 30 days or a Second Rating Trigger Event with respect to S&P has occurred and is continuing, the S&P Collateral Amount shall equal the sum of (I) Party B's Exposure and (II) the sum, over all Transactions, of the product

                   S&P Volatility Buffer*Hedge Notional, where

               "Hedge Notional" means the notional amount of the relevant Transaction for the relevant Calculation Period.

               "S&P Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

_______________________________________________________________________________________________________
The higher of  the S&P short-term     Remaining       Remaining        Remaining         Remaining
credit rating of (i) Party A and      Weighted         Weighted         Weighted     Weighted Average
(ii) the Credit Support Provider       Average     Average Maturity     Average          Maturity
of Party A, if applicable             Maturity      up to 5 years       Maturity      up to 30 years
                                    up to 3 years                    up to 10 years
_______________________________________________________________________________________________________
At least "A-2"                          2.75%           3.25%            4.00%             4.75%
_______________________________________________________________________________________________________
"A-3"                                   3.25%           4.00%            5.00%             6.25%
_______________________________________________________________________________________________________
"BB+" or lower                          3.50%           4.50%            6.75%             7.50%
_______________________________________________________________________________________________________

               The "Moody's First Collateral Amount" means zero, provided that for so long as (A) a First Rating Trigger Event with respect to Moody's has occurred and is continuing and either (i) such event existed at the time this Annex was executed or assigned by Party A to another party or (ii) at least 30 Local Business Days have elapsed since such event occurred and (B)(i) no Second Rating Trigger Event with respect to Moody's has occurred and is continuing or (ii) less than 30 Local Business Days have elapsed since the occurrence of a Second Rating Trigger Event with respect to Moody's, then the Moody's First Collateral Amount shall equal the sum of (I) Party B's Exposure and (ii) the sum, over all Transactions, of

                      Min [15*DV01, 2%*Hedge Notional]; and

               The "Moody's Second Collateral Amount" means zero, provided that, for so long as a Second Rating Trigger Event with respect to Moody's has occurred and has been continuing for 30 or more Local Business Days, then the Moody's Second Collateral Amount shall equal

      Max [0, Next Payment, Party B's Exposure + Additional Amount], where


               Next Payment = the sum of the net payments due from Party A to Party B (if any) on the next payment date for all Transactions.

               Addition Amount = the sum, over all Transactions of

                    (a) with respect to each Transaction that is a single currency swap with a fixed notional amount for each Calculation Period, Min [50*DV01, 8%* Aggregate Hedge Notional], and

                    (b) with respect to each Transaction that is not a single-currency swap with a fixed notional amount for each Calculation Period, Min [65*DV01, 10%* Aggregate Hedge Notional], where

               DV01 = Party A's estimate of the change in the mid-market value of Party B's Exposure resulting from a one basis point change in the swap curve, and

               Aggregate Hedge Notional = the aggregate of the applicable notional amounts of all Transactions for the relevant Calculation Period.

                    (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for the party specified:

Collateral Type                                          S&P Valuation            Moody's Valuation          Moody's Valuation
                                                           Percentage            Percentage at First        Percentage at Second
                                                                                 Trigger Rating Event       Trigger Rating Event

(A) Cash, in the form of USD                                   100%                      100%                       100%

(B) Negotiable Debt Obligations (as defined below)            98.9%                      100%                       100%
issued by the Government of the United States of
America having a remaining maturity of not more
than one year.

(C) Negotiable Debt Obligations issued by the                 98.0%                      100%                        99%
Government of the United States of America having a
remaining maturity of more than one but not more
than two years.

(D) Negotiable Debt Obligations issued by the                 97.4%                      100%                        98%
Government of the United States of America having a
remaining maturity of more than two but not more
than three years.

(E) Negotiable Debt Obligations issued by the                 95.5%                      100%                        97%
Government of the United States of America having a
remaining maturity of more than three but not more
than five years.

(F) Negotiable Debt Obligations issued by the                 93.7%                      100%                        96%
Government of the United States of America having a
remaining maturity of more than five but not more
than seven years.

(G) Negotiable Debt Obligations issued by the                 92.5%                      100%                        94%
Government of the United States of America having a
remaining maturity of more than seven but not more
than ten years.

(H) Negotiable Debt Obligations issued by the                 91.1%                      100%                        90%
Government of the United States of America having a
remaining maturity of more than ten but not more
than twenty years.

(I) Negotiable Debt Obligations issued by the                 88.6%                      100%                        88%
Government of the United States of America having a
remaining maturity of more than twenty years.



          As used above, the following terms have the indicated meanings:

               "Negotiable Debt Obligation" means a debt obligation in a stated principal amount with a non-variable fixed maturity, which cannot be redeemed by its issuer before its maturity nor put to the issuer for redemption before its maturity. It must bear interest on its stated principal amount at a non-variable fixed rate until maturity (or, in the case of an obligation with an original maturity of less than one year, bear no interest at all).

          (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not Applicable.

          (iv) Thresholds.

               (A) "Independent Amount" means with respect to Party A: Not Applicable.

                    "Independent Amount" means with respect to Party B: Not Applicable.

               (B) "Threshold" means with respect to Party A, infinity, provided that for so long as (1) a First Rating Trigger Event with respect to Moody's has occurred and is continuing and either (i) such First Rating Trigger Event existed at the time this Annex was executed or (ii) at least 30 Local Business days have elapsed since such First Rating Trigger Event occurred, or (B) a First Rating Trigger Event with respect to S&P has occurred and is continuing for at least 30 days or a Second Rating Trigger Event with respect to S&P has occurred and is continuing, the Threshold with respect to Party A shall be zero.

                    "Threshold" means with respect to Party B, infinity.

               (C) "Minimum Transfer Amount" means with respect to Party A: USD 100,000, and with respect to Party B: USD 100,000, provided, that if the aggregate principal balance of the Class I Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000 and provided further that if a Party is a Defaulting Party, or the Affected Party under an Additional Termination Event, the Minimum Transfer Amount for such party shall be zero.

               (D) Rounding. The Delivery Amount and the Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $10,000.

(c) (i) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value (as defined below) of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Collateral Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

     (ii) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)  Valuation and Timing.

     (i) "Valuation Agent" means Party A.

     (ii) "Valuation Date" means: any Local Business Day.

     (iii) "Valuation Time" means the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided, however, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 9:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. For purposes of Paragraph 8(a), each Termination Event will be a "Specified Condition" for the Pledgor, if the Secured Party has designated an Early Termination Date in connection with the Termination Event. For all other purposes of this Annex, each Termination Event specified below with respect to a party will be a "Specified Condition" for that party (that party being the Affected Party if the Termination Event occurs with respect to that party):


Termination Event                        Party A                   Party B

Illegality                                [N/A]                     [N/A]
Tax Event                                 [N/A]                     [N/A]
Tax Event Upon Merger                     [N/A]                     [N/A]
Credit Event Upon Merger                  [N/A]                     [N/A]
Additional Termination Event(s)            [X]                       [X]

(e)  Substitution.

     (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. The Pledgor shall obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d). Such consent shall not be unreasonably withheld.

     (iii) Additional Conditions Precedent. Paragraph 4(a) of this Annex is hereby amended to include a new subsection: "(iii) no deficiency exists in the Value of the Collateral at the time of Substitution."

(f)  Dispute Resolution.

     (i) "Resolution Time" means 9:00 a.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given by the Disputing Party to the other party.

     (ii) Value. For the purposes of Paragraphs 5(i)(c) and 5(ii), the Value of the outstanding Credit Support Amount or of any transfer of Eligible Credit Support or Posted Credit Support other than Cash (the "Non-Cash Credit Support") will be calculated as follows: the product of (A) appropriate Valuation Percentage and (B) the sum of (I) the mean of the bid prices quoted on such date by any three principal market makers for such Non-Cash Credit Support chosen by the Disputing Party, or if three such quotations are not available from principal market makers for such date, using two such quotations, or if only one such quotation is obtained using such quotation, or if no quotations are available using the mean of such bid prices as of the day, next preceding such date, on which one or more of such quotations were available, plus (II) the accrued interest on such Non-Cash Credit Support (except to the extent Transferred to a party pursuant to this Agreement or included in the applicable price referred to in subparagraph (A) of this Clause) as of such date.

     (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. Party B or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

          (A) In the event that Party B holds Posted Collateral, Party B is not a Defaulting Party or an Affected Party under an Additional Termination Event.

          (B)  Posted Collateral may be held only in the following jurisdiction:
               New York and Minnesota.

          (C) In the event that the Custodian holds Posted Collateral, the long-term unsubordinated unsecured debt of the Custodian is rated at least A+ by Standard & Poors, a division of The McGraw-Hill Companies, Inc. (or any successor thereto) and at least A1 by Moody's Investors Service, Inc. (or any successor thereto).

         Initially, the Custodian for Party B is Wells Fargo Bank, N.A.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) shall not apply.

(h)  Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate" will be the weighted average rate of interest earned by the Secured Party in respect of Posted Collateral in the form of Cash.

     (ii) Transfer of Interest Amount. The transfer of the Interest Amount will be made on the second Local Business Day of each calendar month in respect of the Interest Amount for the preceding calendar month, provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

     (iii) Alternative to Interest Amount. Not applicable.

(i)  Additional Representation(s). Not applicable.

(j)  Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(k)  Demands and Notices.

     All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

     Party A:

              Global Collateral Support Unit
              The Royal Bank of Scotland plc, Financial Markets
              280 Bishopsgate
              London EC2M 4RB
              Facsimile:  44.207 085 4793
              Telephone: 44.207 085 5209

              With a copy to:

              600 Steamboat Road
              Greenwich CT 06830
              Attn:    Derivatives Settlements
              Telephone:  203-618-2781 (Rob Bache)
                           203-618-2440 (Operations main number)
              Facsimile: 203-618-2579

     Party B:

              P.O. Box 98
              Columbia, Maryland  21046
              Attention:  Luminent 2007-1
              Fax: (410) 715-2380

              or for overnight delivery,

              9062 Old Annapolis Road
              Columbia, Maryland  21045
              Attention:  Luminent 2007-1

(l) Address for Transfers. All transfers hereunder will be made to the account or accounts most recently notified by each party to the other.

(m) Other Provisions.

     (i) Single Transferor and Single Transferee. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

     (ii) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) Second Rating Trigger Event with respect to S&P has occurred and been continuing or (B) a Second Rating Trigger Event with respect to Moody's has occurred and been continuing for 30 or more Local Business Days and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (iii) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

     (iv) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

     (v) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (vi) "Local Business Day" means, for purposes of the Credit Support Annex, any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

     (vii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and
     (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

     (viii) "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

     (ix) "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

     (x) "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).


                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

THE ROYAL BANK OF SCOTLAND PLC                               Wells Fargo Bank, National Association, not in its
By: Greenwich Capital Markets, Inc., its agent               individual capacity but solely as trustee of the
                                                             supplemental interest trust with respect to Luminent
                                                             Mortgage Trust 2007-1
By______________________________
Name:
Title:
                                                             By______________________________
                                                             Name:
                                                             Title:


                                    EXHIBIT O

                            TRIAD COMMITMENT LETTERS

 (as retained on file with the Washington, D.C. office of Hunton & Williams LLP)

                                  EXHIBIT 1122

                               SERVICING CRITERIA

     The assessment of compliance to be delivered by the Master Servicer, the Securities Administrator and the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria" with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

-------------------------------------------------------------------------------------------------------
Regulation AB    Servicing Criteria                        Servicers     Master Servicer,  Custodian
Reference                                                                Paying Agent,
                                                                          Securities
                                                                         Administrator
-------------------------------------------------------------------------------------------------------
                 General Servicing Considerations
------------------------------------------------------------------- --------- -------------------------
                 Policies and  procedures  are instituted      X               X
                 to  monitor  any  performance  or  other
                 triggers   and   events  of  default  in
                 accordance    with    the    transaction
1122(d)(1)(i)    agreements.
-------------------------------------------------------------------------------------------------------
                 If any material servicing activities          X               X
                 are outsourced to third parties,
                 policies and procedures are instituted
                 to monitor the third party's
                 performance and compliance with such
1122(d)(1)(ii)   servicing activities.
-------------------------------------------------------------------------------------------------------
                 Any requirements in the transaction
                 agreements to maintain a back-up
                 servicer for the Pool Assets are
1122(d)(1)(iii)  maintained.
-------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and                X               X
                 omissions policy is in effect on the
                 party participating in the servicing
                 function throughout the reporting
                 period in the amount of coverage
                 required by and otherwise in accordance
                 with the terms of the transaction
1122(d)(1)(iv)   agreements.
-------------------------------------------------------------------------------------------------------
                 Cash Collection and Administration
-------------------------------------------------------------------------------------------------------
                 Payments on pool assets are deposited         X               X
                 into the appropriate custodial bank
                 accounts and related bank clearing
                 accounts no more than two business days
                 following receipt, or such other number
                 of days specified in the transaction
1122(d)(2)(i)    agreements.
-------------------------------------------------------------------------------------------------------
                 Disbursements made via wire transfer on       X               X
                 behalf of an obligor or to an investor
1122(d)(2)(ii)   are made only by authorized personnel.
-------------------------------------------------------------------------------------------------------
                 Advances of funds or guarantees               X               X
                 regarding collections, cash flows or
                 distributions, and any interest or
                 other fees charged for such advances,
                 are made, reviewed and approved as
1122(d)(2)(iii)  specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------
                 The related accounts for the                  X               X
                 transaction, such as cash reserve
                 accounts or accounts established as a
                 form of over collateralization, are
                 separately maintained (e.g., with
                 respect to commingling of cash) as set
1122(d)(2)(iv)   forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------


                                   1122-1


-------------------------------------------------------------------------------------------------------
Regulation AB    Servicing Criteria                        Servicers     Master Servicer,  Custodian
Reference                                                                Paying Agent,
                                                                          Securities
                                                                         Administrator
-------------------------------------------------------------------------------------------------------
                 Each custodial account is maintained at       X               X
                 a federally insured depository
                 institution as set forth in the
                 transaction agreements. For purposes of
                 this criterion, "federally insured
                 depository institution" with respect to
                 a foreign financial institution means a
                 foreign financial institution that
                 meets the requirements of Rule
                 13k-1(b)(1) of the Securities Exchange
1122(d)(2)(v)    Act.
-------------------------------------------------------------------------------------------------------
                 Unissued checks are safeguarded so as         X               X
1122(d)(2)(vi)   to prevent unauthorized access.
-------------------------------------------------------------------------------------------------------
                 Reconciliations are prepared on a             X               X
                 monthly basis for all asset-backed
                 securities related bank accounts,
                 including custodial accounts and
                 related bank clearing accounts. These
                 reconciliations are (A) mathematically
                 accurate; (B) prepared within 30
                 calendar days after the bank statement
                 cutoff date, or such other number of
                 days specified in the transaction
                 agreements; (C) reviewed and approved
                 by someone other than the person who
                 prepared the reconciliation; and (D)
                 contain explanations for reconciling
                 items. These reconciling items are
                 resolved within 90 calendar days of
                 their original identification, or such
                 other number of days specified in the
1122(d)(2)(vii)  transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------------
                 Reports to investors, including those         X               X
                 to be filed with the Commission, are
                 maintained in accordance with the
                 transaction agreements and applicable
                 Commission requirements. Specifically,
                 such reports (A) are prepared in
                 accordance with timeframes and other
                 terms set forth in the transaction
                 agreements; (B) provide information
                 calculated in accordance with the terms
                 specified in the transaction
                 agreements; (C) are filed with the
                 Commission as required by its rules and
                 regulations; and (D) agree with
                 investors' or the trustee's records as
                 to the total unpaid principal balance
                 and number of Pool Assets serviced by
1122(d)(3)(i)    the Servicer.
-------------------------------------------------------------------------------------------------------
                 Amounts due to investors are allocated        X               X
                 and remitted in accordance with
                 timeframes, distribution priority and
                 other terms set forth in the
1122(d)(3)(ii)   transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Disbursements made to an investor are         X               X
                 posted within two business days to the
                 Servicer's investor records, or such
                 other number of days specified in the
1122(d)(3)(iii)  transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Amounts remitted to investors per the         X               X
                 investor reports agree with cancelled
                 checks, or other form of payment, or
1122(d)(3)(iv)   custodial bank statements.
-------------------------------------------------------------------------------------------------------

                                   1122-2


-------------------------------------------------------------------------------------------------------
Regulation AB    Servicing Criteria                        Servicers     Master Servicer,  Custodian
Reference                                                                Paying Agent,
                                                                          Securities
                                                                         Administrator
-------------------------------------------------------------------------------------------------------
                 Pool Asset Administration
-------------------------------------------------------------------------------------------------------
                 Collateral or security on pool assets         X                              X
                 is maintained as required by the
                 transaction agreements or related pool
1122(d)(4)(i)    asset documents.
-------------------------------------------------------------------------------------------------------
                 Pool assets  and related documents are        X                              X
                 safeguarded as required by the
1122(d)(4)(ii)   transaction agreements
-------------------------------------------------------------------------------------------------------
                 Any additions, removals or                    X
                 substitutions to the asset pool are
                 made, reviewed and approved in
                 accordance with any conditions or
                 requirements in the transaction
1122(d)(4)(iii)  agreements.
-------------------------------------------------------------------------------------------------------
                 Payments on pool assets, including any        X
                 payoffs, made in accordance with the
                 related pool asset documents are posted
                 to the Servicer's obligor records
                 maintained no more than two business
                 days after receipt, or such other
                 number of days specified in the
                 transaction agreements, and allocated
                 to principal, interest or other items
                 (e.g., escrow) in accordance with the
1122(d)(4)(iv)   related pool asset documents.
-------------------------------------------------------------------------------------------------------
                 The Servicer's records regarding the          X
                 pool assets agree with the Servicer's
                 records with respect to an obligor's
1122(d)(4)(v)    unpaid principal balance.
-------------------------------------------------------------------------------------------------------
                 Changes with respect to the terms or          X
                 status of an obligor's pool assets (e.g.,
                 loan modifications or re-agings) are made,
                 reviewed and approved by authorized personnel
                 in accordance with the transaction agreements
1122(d)(4)(vi)   and related pool asset documents.
-------------------------------------------------------------------------------------------------------
                 Loss mitigation or recovery actions           X
                 (e.g., forbearance plans, modifications
                 and deeds in lieu of foreclosure,
                 foreclosures and repossessions, as
                 applicable) are initiated, conducted
                 and concluded in accordance with the
                 timeframes or other requirements
                 established by the transaction
1122(d)(4)(vii)  agreements.
-------------------------------------------------------------------------------------------------------
                 Records documenting collection efforts        X
                 are maintained during the period a pool
                 asset is delinquent in accordance with
                 the transaction agreements. Such
                 records are maintained on at least a
                 monthly basis, or such other period
                 specified in the transaction
                 agreements, and describe the entity's
                 activities in monitoring delinquent
                 pool assets including, for example,
                 phone calls, letters and payment
                 rescheduling plans in cases where
                 delinquency is deemed temporary (e.g.,
1122(d)(4)(viii) illness or unemployment).
-------------------------------------------------------------------------------------------------------
                 Adjustments to interest rates or rates        X
                 of return for pool assets with variable
                 rates are computed based on the related
1122(d)(4)(ix)   pool asset documents.
-------------------------------------------------------------------------------------------------------

                                   1122-3


-------------------------------------------------------------------------------------------------------
Regulation AB    Servicing Criteria                        Servicers     Master Servicer,  Custodian
Reference                                                                Paying Agent,
                                                                          Securities
                                                                         Administrator
-------------------------------------------------------------------------------------------------------
                 Regarding any funds held in trust for         X
                 an obligor (such as escrow accounts):
                 (A) such funds are analyzed, in
                 accordance with the obligor's pool
                 asset documents, on at least an annual
                 basis, or such other period specified
                 in the transaction agreements; (B)
                 interest on such funds is paid, or
                 credited, to obligors in accordance
                 with applicable pool asset documents
                 and state laws; and (C) such funds are
                 returned to the obligor within 30
                 calendar days of full repayment of the
                 related pool assets, or such other
                 number of days specified in the
1122(d)(4)(x)    transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Payments made on behalf of an obligor         X
                 (such as tax or insurance payments) are
                 made on or before the related penalty
                 or expiration dates, as indicated on
                 the appropriate bills or notices for
                 such payments, provided that such
                 support has been received by the
                 servicer at least 30 calendar days
                 prior to these dates, or such other
                 number of days specified in the
1122(d)(4)(xi)   transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Any late payment penalties in connection      X
                 with any payment to be made on behalf of an
                 obligor are paid from the Servicer's funds
                 and not charged to the obligor, unless the
                 late payment was due to the obligor's error
1122(d)(4)(xii)  or omission.
-------------------------------------------------------------------------------------------------------
                 Disbursements made on behalf of an obligor    X
                 are posted within two business days to the
                 obligor's records maintained by the servicer,
                 or such other number of days specified in
1122(d)(4)(xiii) the transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Delinquencies, charge-offs and                X
                 uncollectible accounts are recognized
                 and recorded in accordance with the
1122(d)(4)(xiv)  transaction agreements.
-------------------------------------------------------------------------------------------------------
                 Any external enhancement or other                             X
                 support, identified in Item 1114(a)(1)
                 through (3) or Item 1115 of Regulation
                 AB, is maintained as set forth in the
1122(d)(4)(xv)   transaction agreements.
-------------------------------------------------------------------------------------------------------


                                     1122-4

                                   EXHIBIT SOX


                          FORM OF ANNUAL CERTIFICATION

Re: The Pooling Agreement dated as of January 1, 2007 (the "Agreement"), by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as Seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., in its dual capacities as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator").

I,  ________________________________,  the  _______________________  of [NAME OF
COMPANY], certify to [the Depositor], and the Master Servicer, the Securities Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");


(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;


(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Securities Administrator;


(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and


(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to


                                     Sox-1
be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to the Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:  _________________________


By:  ________________________________



                                     Sox-2